                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8326
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                          MFS VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                   Date of fiscal year end: December 31, 2002
--------------------------------------------------------------------------------
                    Date of reporting period: June 30, 2003
--------------------------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) CAPITAL
                OPPORTUNITIES SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Trustee,            LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE(2) (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman                                                 Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59) Trustee and               Senior Vice President (prior to August 2000)
President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58) Treasurer
Executive Officer and Director                           Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        York, Senior Vice President (September 2000 to
Secretary and Assistant Clerk                            July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President (prior to September
Vice President and Associate General Counsel             2000); Lexington Funds, Treasurer (prior to
                                                         September 2000)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President, General Counsel and Secretary            President

STEPHANIE A. DESISTO (born 10/01/53) Assistant           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                            business day from 9 a.m. to 5 p.m. Eastern time.
Kenneth J. Enright+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).

CUSTODIANS                                               For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
JP Morgan Chase Bank
One Chase Manhattan Plaza                                WORLD WIDE WEB
New York, NY 10081                                       www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series" Initial Class shares provided a total return of 13.61%, and the Service Class shares returned 13.50%. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with returns of 11.75% for the series" benchmark, the Standard & Poor's 500 Stock Index (The S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

MORE POSITIVE MARKET ENVIRONMENT
Investors enjoyed better results during the first six months of 2003 than they had in 2002. Nearly all asset classes showed positive performance. A second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief that the Iraqi situation was contained, hope for a stronger economy, earnings improvement in the first quarter, and low interest rates. The low interest rates helped drive investors to higher-risk asset classes in search of potentially better returns.

Investment selection is the primary driver of the series" performance. We choose stocks based on the opportunities our analysts uncover, regardless of market capitalization or industry sector. Series results for the past six months were primarily attributable to how well individual investments performed. The only industry allocation that impacted results was our underweighting in technology stocks.

STRONG PERFORMANCE FROM SELECTED SECURITIES
Our best performers for the period were Calpine, a power merchant and producer, and AT&T Wireless. In 2002, Calpine had suffered from weak power demand and concern that it would not have enough cash to meet its debt obligations. However, the company made great progress in addressing its liquidity needs. Both factors contributed to the rise in the company's stock price for the period. AT&T Wireless benefited from generally improving fundamentals in the wireless markets as well as better-than-expected increases in its average revenue per unit (ARPU). In addition, the rate at which the company lost customers to competitors, known in the industry as "churn rate," slowed more than many analysts had expected.

Comcast, a cable and communications company, exceeded investor expectations for subscriber growth, a key to future earnings. The company also continued to realize benefits from its acquisition of AT&T Broadband.

Both Sears and Home Depot helped the series outperform its benchmark. Shares of Sears reacted very positively to the announcement that the company would be selling its troubled credit card portfolio, thereby eliminating a major investor concern. Home Depot's stock price had been depressed because of weak same store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 have exceeded many analysts" low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn-care equipment manufacturer John Deere and strength in its appliance business.

The stock of VERITAS, a data storage technology company, helped series performance for the period. The company's stock price, in addition to benefiting from the rally in technology stocks, rose as investors began to detect signs of improvement in the company's business by looking at the trends in several of the company's balance sheet metrics.

Genentech stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and FDA approval of several new drugs. These events, in our view, dramatically improved investors' perceptions of the company's future earnings potential.

DETRACTORS FROM PERFORMANCE:
Technology stocks led the market for the past six months. However, we were underweighted in this sector relative to our benchmark and that hurt performance. Many of what turned out to be the best-performing stocks in the sector had, and still have, weak investment fundamentals, in our view. We believed that other opportunities were more attractive.

The series experienced disappointing results from a variety of selected securities outside the technology sector. These stocks included Network Associates, Federal Home Loan Mortgage Corporation (Freddie Mac), Schering Plough, and AT&T. Network Associates, a network management and security provider, missed its earnings estimates and is being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced.

Freddie Mac's stock price dropped dramatically on news announcing the resignation of its top three executives. In the midst of its on-going accounting issues, these actions heightened investor concern regarding increased political and regulatory risks.

Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex, the prescription replacement to its blockbuster Claritin, which recently became available over-the-counter. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

At the end of 2002, AT&T appeared, to many industry observers, ready to turn a corner and post better results for 2003. However, the company's 2003 earnings to date have not lived up to those earlier expectations. Pricing for the company's business segment continues to be weak and competition has increased. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

Respectfully,

 /s/ S. Irfan Ali                         /s/ Kenneth J. Enright

     S. Irfan Ali                             Kenneth J. Enright
     Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

S. Irfan Ali is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the strategic growth and multi-cap portfolios of our mutual funds, variable annuities, and offshore investment products, and the large-cap growth portfolios of our institutional accounts. Irfan joined MFS as a research analyst in 1993 after graduating from Harvard Business School with an M.B.A. degree and was named Assistant Vice President in 1996, Vice President in 1997, portfolio manager in 1999, and Senior Vice President in 2001. He completed his bachelor's degree at Harvard in 1989 and worked as a corporate finance analyst with First Boston Corp. before going to business school.

Kenneth J. Enright, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value and multi-cap portfolios of our mutual funds and the total return, or balanced, portfolios of our mutual funds, variable annuities, and offshore investment products. Ken joined MFS in 1986 as a research analyst. He was named Assistant Vice President in 1987 and Vice President in 1988. He followed business services, coal, natural gas, oil, retail store, and supermarket stocks as an analyst prior to being named portfolio manager in 1993. He was named Senior Vice President in 1999. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers begin their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class August 14, 1996
                  Service Class May 1, 2000

Size: $132.5 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS
                                               6 Months          1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +13.61%          -0.76%         -45.50%          -7.30%         +51.44%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --            -0.76%         -18.32%          -1.50%         + 6.22%
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                               6 Months          1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +13.50%          -1.01%         -45.85%          -7.90%         +50.45%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --            -1.01%         -18.49%          -1.63%         + 6.12%
-------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                               6 Months          1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#              +11.75%          +0.25%         -11.19%          -1.61%         + 7.89%
-------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series" investment operations, August 14, 1996, through June 30, 2003.
    Index information is from August 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rate, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 95.3%
--------------------------------------------------------------------------------------
ISSUER                                                        SHARES             VALUE
--------------------------------------------------------------------------------------
U.S. Stocks - 93.2%
  Advertising & Broadcasting - 0.5%
    Lamar Advertising Co., "A"*                               19,300      $    679,553
--------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Reebok International Ltd.*                                 8,050      $    270,722
--------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Bank of New York Co., Inc.                                19,020      $    546,825
    FleetBoston Financial Corp.                               35,690         1,060,350
                                                                          ------------
                                                                          $  1,607,175
--------------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Abbott Laboratories, Inc.                                 21,430      $    937,777
    Amgen, Inc.*                                              19,870         1,320,163
    Genentech, Inc.*                                          13,880         1,001,025
                                                                          ------------
                                                                          $  3,258,965
--------------------------------------------------------------------------------------
  Business Services - 2.9%
    Affiliated Computer Services, Inc., "A"*                   5,310      $    242,826
    ARAMARK Corp.*                                            36,600           820,572
    BEA Systems, Inc.*                                        15,500           168,330
    BISYS Group, Inc.*                                        43,370           796,707
    DST Systems, Inc.*                                        11,080           421,040
    First Data Corp.                                          16,070           665,941
    SunGard Data Systems, Inc.*                               26,760           693,352
                                                                          ------------
                                                                          $  3,808,768
--------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Lyondell Petrochemical Co.                                26,380      $    356,921
--------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Dell Computer Corp.*                                      10,450      $    333,982
    International Business Machines Corp.                     16,940         1,397,550
                                                                          ------------
                                                                          $  1,731,532
--------------------------------------------------------------------------------------
  Computer Software - 3.0%
    Cadence Design Systems, Inc.*                             28,810      $    347,449
    Network Associates, Inc.*                                 91,420         1,159,205
    Oracle Corp.*                                             76,303           917,162
    Peoplesoft, Inc.*                                         18,510           325,591
    VERITAS Software Corp.*                                   44,000         1,261,480
                                                                          ------------
                                                                          $  4,010,887
--------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.1%
    Microsoft Corp.                                          156,660      $  4,012,062
    Symantec Corp.*                                            1,330            58,334
                                                                          ------------
                                                                          $  4,070,396
--------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Avid Technology, Inc.*                                     5,040      $    176,753
--------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    General Electric Co.                                      71,580      $  2,052,914
    Tyco International Ltd.                                  113,120         2,147,018
                                                                          ------------
                                                                          $  4,199,932
--------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Avon Products, Inc.                                       12,680           788,696
    Kimberly-Clark Corp.                                      14,140           737,260
                                                                          ------------
                                                                          $  1,525,956
--------------------------------------------------------------------------------------
  Containers - 1.3%
    Owens Illinois, Inc.*                                     76,260      $  1,050,100
    Smurfit-Stone Container Corp.*                            50,480           657,755
                                                                          ------------
                                                                          $  1,707,855
--------------------------------------------------------------------------------------
  Electronics - 2.5%
    Analog Devices, Inc.*                                     30,570      $  1,064,447
    Linear Technology Corp.                                   16,410           528,566
    Maxim Integrated Products, Inc.                           13,930           476,267
    Novellus Systems, Inc.*                                   19,800           725,096
    Texas Instruments, Inc.                                   27,840           489,984
                                                                          ------------
                                                                          $  3,284,360
--------------------------------------------------------------------------------------
  Energy - 1.7%
    Devon Energy Corp.                                        23,370      $  1,247,958
    Occidental Petroleum Corp.                                28,360           951,478
                                                                          ------------
                                                                          $  2,199,436
--------------------------------------------------------------------------------------
  Entertainment - 5.0%
    AOL Time Warner, Inc.*                                    81,140      $  1,305,542
    Clear Channel Communications, Inc.*                       20,640           874,930
    MGM Mirage, Inc.*                                          2,320            79,298
    Viacom, Inc., "B"*                                        72,832         3,179,845
    Walt Disney Co.                                           24,895           491,676
    Westwood One, Inc.*                                       19,630           666,046
                                                                          ------------
                                                                          $  6,597,337
--------------------------------------------------------------------------------------
  Financial Institutions - 9.2%
    Citigroup, Inc.                                           83,652      $  3,580,306
    Federal Home Loan Mortgage Corp.                          12,810           650,364
    Federal National Mortgage Assn.                            9,100           613,704
    Goldman Sachs Group, Inc.                                 11,020           922,925
    J. P. Morgan Chase & Co.                                  25,900           885,262
    Mellon Financial Corp.                                    85,290         2,366,797
    Merrill Lynch & Co., Inc.                                 56,750         2,649,090
    SLM Corp.                                                 14,160           554,647
                                                                          ------------
                                                                          $ 12,223,095
--------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    PepsiCo, Inc.                                             17,640      $    784,980
--------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    Bowater, Inc.                                             20,820      $    779,709
--------------------------------------------------------------------------------------
  Industrial Gases - 0.5%
    Praxair, Inc.                                             10,209      $    613,561
--------------------------------------------------------------------------------------
  Insurance - 6.6%
    Allstate Corp.                                            40,490      $  1,443,468
    American International Group, Inc.                         8,850           488,343
    Chubb Corp.                                                9,220           553,200
    Hartford Financial Services Group, Inc.                   46,850         2,359,366
    Marsh & McLennan Cos., Inc.                               13,720           700,680
    Nationwide Financial Services, Inc., "A"                  12,760           414,700
    Travelers Property Casualty Corp.                        137,282         2,182,784
    UnumProvident Corp.                                       43,570           584,274
                                                                          ------------
                                                                          $  8,726,815
--------------------------------------------------------------------------------------
  Machinery - 0.3%
    Danaher Corp.                                              6,240      $    424,632
--------------------------------------------------------------------------------------
  Medical & Health Products - 1.5%
    Baxter International, Inc.                                35,570      $    924,820
    IDEC Pharmaceuticals Corp.*                                5,550           188,700
    Johnson & Johnson Co.                                     15,880           820,996
                                                                          ------------
                                                                          $  1,934,516
--------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.6%
    Medtronic, Inc.                                           13,860      $    664,864
    Tenet Healthcare Corp.*                                   12,500           145,625
                                                                          ------------
                                                                          $    810,489
--------------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Alcoa, Inc.                                               51,060      $  1,302,030
--------------------------------------------------------------------------------------
  Oil Services - 4.3%
    BJ Services Co.*                                          21,780      $    813,701
    Cooper Cameron Corp.*                                     18,430           928,503
    GlobalSantaFe Corp.                                       55,565         1,296,887
    Noble Corp.*                                              50,050         1,716,715
    Schlumberger Ltd.                                         21,230         1,009,911
                                                                          ------------
                                                                          $  5,765,717
--------------------------------------------------------------------------------------
  Oils - 0.5%
    ConocoPhillips, Inc.                                      11,340      $    621,432
--------------------------------------------------------------------------------------
  Pharmaceuticals - 8.0%
    Eli Lilly & Co.                                           24,560      $  1,693,903
    Genzyme Corp.*                                            10,831           452,736
    Merck & Co., Inc.                                         18,040         1,092,322
    Pfizer, Inc.                                             121,117         4,136,146
    Schering Plough Corp.                                    127,030         2,362,758
    Wyeth Corp.                                               19,393           883,351
                                                                          ------------
                                                                          $ 10,621,216
--------------------------------------------------------------------------------------
  Printing & Publishing - 1.4%
    E.W. Scripps Co.                                           3,350      $    297,212
    New York Times Co., "A"                                   19,620           892,710
    Tribune Co.                                               13,100           632,730
                                                                          ------------
                                                                          $  1,822,652
--------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Starwood Hotels & Resorts Co.                             32,290      $    923,171
--------------------------------------------------------------------------------------
  Restaurants & Lodging - 2.1%
    Brinker International, Inc.*                               9,560      $    344,351
    Hilton Hotels Corp.                                       48,630           621,978
    McDonald's Corp.                                          49,540         1,092,852
    Outback Steakhouse, Inc.                                  18,340           715,260
    Starbucks Corp.*                                             800            19,616
                                                                          ------------
                                                                          $  2,794,057
--------------------------------------------------------------------------------------
  Retail - 8.8%
    CVS Corp.                                                 16,540      $    463,616
    Gap, Inc.                                                  5,860           109,934
    Home Depot, Inc.                                          67,470         2,234,606
    Kohl's Corp.*                                             13,420           689,520
    Limited Brands, Inc.                                      36,400           564,200
    Liz Claiborne, Inc.                                        7,980           281,295
    Pier 1 Imports, Inc.                                      30,820           628,728
    Sears, Roebuck & Co.                                      92,110         3,098,580
    Staples, Inc.*                                            21,200           389,020
    Target Corp.                                              19,280           729,555
    The TJX Cos., Inc.                                        14,520           273,557
    Wal-Mart Stores, Inc.                                     30,670         1,646,059
    Williams-Sonoma, Inc.*                                    19,660           574,072
                                                                          ------------
                                                                          $ 11,682,742
--------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Kroger Co.*                                               96,840      $  1,615,291
--------------------------------------------------------------------------------------
  Telecommunications - 11.4%
    Advanced Fibre Communications, Inc.*                      25,820      $    420,091
    AT&T Corp.                                                47,600           916,300
    AT&T Wireless Services, Inc.*                            419,540         3,444,423
    Cisco Systems, Inc.*                                     116,610         1,946,221
    Comcast Corp., "Special A"*                               79,900         2,303,517
    Cox Communications, Inc.*                                 14,330           457,127
    EchoStar Communications Corp.*                            20,110           696,208
    QUALCOMM, Inc.                                             4,200           150,150
    SBC Communications, Inc.                                  26,100           666,855
    Sprint Corp. (PCS Group)*                                 95,500           549,125
    Telephone & Data Systems, Inc.                            28,180         1,400,546
    Verizon Communications, Inc.                              55,970         2,208,017
    Winstar Communications, Inc.*                             29,730                60
                                                                          ------------
                                                                          $ 15,158,640
--------------------------------------------------------------------------------------
  Transportation - 0.5%
    Fedex Corp.                                                3,130      $    194,154
    United Parcel Service, Inc.                                7,230           460,551
                                                                          ------------
                                                                          $    654,705
--------------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    Calpine Corp.*                                           301,800      $  1,991,880
    Duke Energy Corp.                                         29,970           597,902
    NiSource, Inc.                                            51,240           973,560
    TXU Corp.                                                 50,290         1,129,010
                                                                          ------------
                                                                          $  4,692,352
--------------------------------------------------------------------------------------
Total U.S. Stocks                                                         $123,438,350
--------------------------------------------------------------------------------------
Foreign Stocks - 2.1%
  Bermuda - 1.5%
    Accenture Ltd., "A" (Business Services)*                  15,280      $    276,415
    Ace Ltd. (Insurance)                                      27,420           940,232
    Montpelier Re Holdings Ltd. (Insurance)                      100             3,160
    XL Capital Ltd. (Insurance)                                9,470           786,010
                                                                          ------------
                                                                          $  2,005,817
--------------------------------------------------------------------------------------
  Netherlands - 0.1%
    STMicroelectronics N.V. (Electronics)                      8,870      $    184,408
--------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    BP Amoco PLC, ADR (Oils)                                  15,660      $    658,033
--------------------------------------------------------------------------------------
Total Foreign Stocks                                                      $  2,848,258
--------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $117,263,106)                              $126,286,608
--------------------------------------------------------------------------------------
Collateral for Securities Loaned - 4.7%
--------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at
      Amortized Cost                                       6,154,016      $  6,154,016
--------------------------------------------------------------------------------------
Short-Term Obligations - 6.3%
--------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                       (000 OMITTED)
--------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/03, at Amortized
      Cost                                                    $8,354      $  8,354,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $131,771,122)                         $140,794,624
Other Assets, Less Liabilities - (6.3)%                                     (8,342,886)
--------------------------------------------------------------------------------------
Net Assets - 100.0%                                                       $132,451,738
--------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------
JUNE 30, 2003
-----------------------------------------------------------------------------------------
Assets:
  Investments, at value, including $5,985,618 of securities on loan
    (identified cost, $131,771,122)                                        $ 140,794,624
  Cash                                                                               582
  Receivable for investments sold                                                284,798
  Receivable for series shares sold                                              400,879
  Interest and dividends receivable                                              126,418
  Other assets                                                                        37
                                                                           -------------
      Total assets                                                         $ 141,607,338
                                                                           -------------
Liabilities:
  Payable for investments purchased                                        $   2,923,743
  Payable for series shares reacquired                                            65,715
  Collateral for securities loaned, at value                                   6,154,016
  Payable to affiliates -
    Management fee                                                                 8,182
    Distribution fee (Service Class)                                                 186
    Accrued expenses and other liabilities                                         3,758
                                                                           -------------
      Total liabilities                                                    $   9,155,600
                                                                           -------------
Net assets                                                                 $ 132,451,738
                                                                           -------------
Net assets consist of:
  Paid-in capital                                                          $ 225,475,609
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                          9,023,847
  Accumulated net realized loss on investments and foreign currency
    transactions                                                            (102,284,090)
  Accumulated undistributed net investment income                                236,372
                                                                           -------------
      Total                                                                $ 132,451,738
                                                                           -------------
Shares of beneficial interest outstanding                                   12,265,673
                                                                            ----------
Initial Class shares:
  Net asset value per share
    (net assets of $123,416,725 / 11,425,778 shares of beneficial
    interest outstanding)                                                     $10.80
                                                                              ------
Service Class shares:
  Net asset value per share
    (net assets of $9,035,013 / 839,895 shares of beneficial interest
    outstanding)                                                              $10.76
                                                                              ------

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-----------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                               $    736,439
    Interest                                                                      27,151
    Foreign taxes withheld                                                        (1,718)
                                                                            ------------
      Total investment income                                               $    761,872
                                                                            ------------

  Expenses -
    Management fee                                                          $    429,145
    Trustees" compensation                                                         2,518
    Shareholder servicing agent fee                                               20,017
    Distribution fee (Service Class)                                               9,912
    Administrative fee                                                            10,009
    Custodian fee                                                                 41,980
    Printing                                                                      20,325
    Postage                                                                           20
    Auditing fees                                                                 15,983
    Legal fees                                                                       656
    Miscellaneous                                                                  2,992
                                                                            ------------
      Total expenses                                                        $    553,557
    Fees paid indirectly                                                            (916)
    Reduction of expenses by investment adviser                                  (27,755)
                                                                            ------------
      Net expenses                                                          $    524,886
                                                                            ------------
        Net investment income                                               $    236,986
                                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                 $ (3,064,975)
    Foreign currency transactions                                                  1,418
                                                                            ------------
      Net realized loss on investments and foreign currency transactions    $ (3,063,557)
                                                                            ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                             $ 17,902,711
    Translation of assets and liabilities in foreign currencies                     (989)
                                                                            ------------
      Net unrealized gain on investments and foreign currency translation   $ 17,901,722
                                                                            ------------
        Net realized and unrealized gain on investments and foreign
          currency                                                          $ 14,838,165
                                                                            ------------
          Increase in net assets from operations                            $ 15,075,151
                                                                            ------------

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                       JUNE 30, 2003       DECEMBER 31, 2002
                                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                                              $     236,986          $     283,625
    Net realized loss on investments and foreign currency
      transactions                                                        (3,063,557)           (50,809,898)
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                17,901,722             (3,215,885)
                                                                       -------------          -------------
      Increase (decrease) in net assets from operations                $  15,075,151          $ (53,742,158)
                                                                       -------------          -------------

Distributions declared to shareholders from net
  investment income (Initial Class)                                    $    (267,482)         $     (68,974)
                                                                       -------------          -------------

Net increase (decrease) in net assets from series share transactions   $   4,329,380          $  (7,085,310)
                                                                       -------------          -------------
      Total increase (decrease) in net assets                          $  19,137,049          $ (60,896,442)
Net assets:
    At beginning of period                                               113,314,689            174,211,131
                                                                       -------------          -------------

    At end of period (including accumulated undistributed net
      investment income of $236,372 and $266,868, respectively)        $ 132,451,738          $ 113,314,689
                                                                       -------------          -------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions).
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                               JUNE 30, 2003             2002             2001              2000           1999          1998
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period $ 9.53            $13.55           $19.26            $21.74         $14.79        $11.68
                                      ------            ------           ------            ------         ------        ------

Income from investment operations# -
  Net investment income (loss)(S)     $ 0.02            $ 0.02           $ 0.01            $ 0.01         $(0.02)       $ 0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                        1.27             (4.03)           (4.32)            (0.66)          7.02          3.11
                                      ------            ------           ------            ------         ------        ------
    Total from investment operations  $ 1.29            $(4.01)          $(4.31)           $(0.65)        $ 7.00        $ 3.14
                                      ------            ------           ------            ------         ------        ------

Less distributions declared to shareholders -
  From net investment income          $(0.02)           $(0.01)          $ --  +++         $ --           $ --          $(0.02)
  From net realized gain on
    investments and foreign
    currency transactions               --                --              (1.33)            (1.83)         (0.05)        (0.01)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --                --              (0.07)             --             --            --
                                      ------            ------           ------            ------         ------        ------
    Total distributions
      declared to shareholders        $(0.02)           $(0.01)          $(1.40)           $(1.83)        $(0.05)       $(0.03)
                                      ------            ------           ------            ------         ------        ------
Net asset value - end of period       $10.80            $ 9.53           $13.55            $19.26         $21.74        $14.79
                                      ------            ------           ------            ------         ------        ------
Total return                           13.61%++         (29.69)%         (23.48)%           (3.66)%        47.42%        26.80%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.90%+            0.90%            0.91%             0.94%          1.02%         1.02%
  Net investment income (loss)          0.43%+            0.21%            0.06%             0.03%         (0.13)%        0.21%
Portfolio turnover                        36%              105%             102%              109%           152%          144%
Net assets at end of period
(000 Omitted)                       $123,417          $105,323         $163,014          $140,043        $63,172       $23,908

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series" operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)      $ 0.02            $ 0.02           $ 0.00+++         $ 0.01          $(0.02)      $ 0.02
    Ratios (to average net assets):
      Expenses##                        0.95%+            0.93%            0.96%             0.93%           1.03%        1.11%
      Net investment income (loss)      0.38%+            0.18%            0.01%             0.04%          (0.14)%       0.12%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                           SIX MONTHS ENDED         -----------------------------------        DECEMBER 31,
                                              JUNE 30, 2003                 2002                   2001               2000*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 9.48               $13.51                 $19.24              $21.48
                                                     ------               ------                 ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                    $ 0.01               $ --  +++              $(0.02)             $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       1.27                (4.03)                 (4.31)              (2.22)
                                                     ------               ------                 ------              ------
    Total from investment operations                 $ 1.28               $(4.03)                $(4.33)             $(2.24)
                                                     ------               ------                 ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --                 $ --                 $  (1.33)             $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                   --                    (0.07)               --
                                                     ------               ------                 ------              ------
    Total distributions declared to shareholders     $ --                 $ --                   $(1.40)             $ --
                                                     ------               ------                 ------              ------
Net asset value - end of period                      $10.76               $ 9.48                 $13.51              $19.24
                                                     ------               ------                 ------              ------
Total return                                          13.50%++            (29.83)%               (23.68)%            (11.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.15%+               1.13%                  1.11%               1.12%+
  Net investment income (loss)                         0.18%+              (0.01)%                (0.14)%             (0.11)%+
Portfolio turnover                                       36%                 105%                   102%                109%
Net assets at end of period (000 Omitted)            $9,035               $7,992                $11,197              $8,201

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:

     Net investment income (loss)                    $ 0.01               $(0.00)+++             $(0.03)             $(0.01)
     Ratios (to average net assets):
       Expenses##                                      1.20%+               1.16%                  1.16%               1.11%+
       Net investment income (loss)                    0.13%+              (0.04)%                (0.19)%             (0.10)%+

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 49 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series" investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and JP Morgan Chase Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series" custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series" custodian fees were reduced by $679 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series" other expenses were reduced by $237 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                               $68,974           $ 7,496,374
    Long-term capital gain                           --               5,343,592
                                                  -------           -----------
Total distributions declared                      $68,974           $12,839,966
                                                  -------           -----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

               Undistributed ordinary income    $    266,868
               Capital loss carryforward         (95,229,947)
               Unrealized depreciation           (12,868,461)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($45,478,602) and December 31, 2010 ($49,751,345).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $225,827.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $40,901,374 and $40,069,401, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $135,761,708
                                                                ------------
Gross unrealized appreciation                                   $  9,182,616
Gross unrealized depreciation                                     (4,149,700)
                                                                ------------
    Net unrealized appreciation                                 $  5,032,916
                                                                ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                 SIX MONTHS ENDED                  YEAR ENDED
                                    JUNE 30, 2003           DECEMBER 31, 2002
                        -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold              1,860,791   $ 18,655,628    3,056,392   $ 35,008,192
Shares issued to
shareholders in
  reinvestment of
  distributions             26,802        267,482        5,580         68,974
Shares reacquired       (1,514,818)   (14,630,459)  (4,035,240)   (42,835,084)
                         ---------   ------------    ---------   ------------
 Net increase (decrease)   372,775   $  4,292,651     (973,268)  $ (7,757,918)
                         ---------   ------------    ---------   ------------

Service Class shares

                                 SIX MONTHS ENDED                  YEAR ENDED
                                    JUNE 30, 2003           DECEMBER 31, 2002
                        -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold                196,146   $  1,915,925      549,910   $  6,264,391
Shares reacquired         (199,418)    (1,879,196)    (535,418)    (5,591,783)
                         ---------   ------------    ---------   ------------
 Net increase (decrease)    (3,272)     $  36,729       14,492     $  672,608
                         ---------   ------------    ---------   ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $404. The series had no significant borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VVS-SEM 8/03 78M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) RESEARCH
                SERIES

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) RESEARCH SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Trustee,            LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE(2) (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman                                                 Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59) Trustee and               Senior Vice President (prior to August 2000)
President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58) Treasurer
Executive Officer and Director                           Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        York, Senior Vice President (September 2000 to
Secretary and Assistant Clerk                            July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President (prior to September
Vice President and Associate General Counsel             2000); Lexington Funds, Treasurer (prior to
                                                         September 2000)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President, General Counsel and Secretary            President

STEPHANIE A. DESISTO (born 10/01/53) Assistant           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners, Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series" Initial Class shares provided a total return of 10.79%, and Service Class shares returned 10.62%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 11.75% over the same period for the series" benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

MARKET ENVIRONMENT
In the first half of 2003, investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as the pessimism that prevailed in late 2002 and early 2003 appeared to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates; relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

KEY CONTRIBUTORS TO PERFORMANCE
Health care and retailing were the two strongest-performing sectors for the series. Holdings in biotechnology companies also performed well for the period. For example, Genentech stock rose significantly on unexpectedly positive data on a drug in its pipeline and FDA approval of several new drugs. These events dramatically improved investors" perceptions of the company's future growth potential, in our view. And, Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

Standouts among retail holdings included Home Depot and Target. As the period began, Home Depot's stock price was significantly depressed because of weak comparable store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 have exceeded many analysts" low expectations. Strength in its appliance sales and the company's exclusive arrangement with lawn care equipment manufacturer John Deere have been factors in Home Depot's recovery.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The portfolio was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE
Technology and basic materials were the two sectors that detracted the most from fund performance. Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

In the basic materials sector, Syngenta and Smurfit-Stone Container were two holdings that detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods and has since been sold. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of sales in U.S. dollars when converted back into euros.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $462.8 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS
                                               6 Months         1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +10.79%         -2.11%       -41.07%       -19.33%       +56.05%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --           -2.11%       -16.16%       - 4.20%       + 5.77%
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                               6 Months         1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +10.62%         -2.38%       -41.46%       -19.89%       +54.95%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --           -2.38%       -16.35%       - 4.34%       + 5.68%
------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)

                                               6 Months         1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#              +11.75%         +0.25%       -11.19%       - 1.61%       + 8.95%
------------------------------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series" investment operations, July 26, 1995, through June 30, 2003.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 98.8%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 90.4%
  Advertising & Broadcasting - 0.4%
    Lamar Advertising Co., "A"*                         51,800    $  1,823,878
------------------------------------------------------------------------------
  Aerospace - 1.1%
    Lockheed Martin Corp.                              108,100    $  5,142,317
------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.1%
    Bank of America Corp.                              137,710    $ 10,883,222
    Bank One Corp.                                      84,600       3,145,428
    Banknorth Group, Inc.                               89,100       2,273,832
    FleetBoston Financial Corp.                        168,630       5,009,997
    SouthTrust Corp.                                    32,980         897,056
    SunTrust Banks, Inc.                               102,300       6,070,482
                                                                  ------------
                                                                  $ 28,280,017
------------------------------------------------------------------------------
  Biotechnology - 8.3%
    Abbott Laboratories, Inc.                          343,700    $ 15,040,312
    Amgen, Inc.*                                       127,300       8,457,812
    Genentech, Inc.*                                   103,500       7,464,420
    Genzyme Corp.*                                     106,800       4,464,240
    Guidant Corp.                                       65,700       2,916,423
                                                                  ------------
                                                                  $ 38,343,207
------------------------------------------------------------------------------
  Building - 0.3%
    American Standard Cos., Inc.*                       17,000    $  1,256,810
------------------------------------------------------------------------------
  Business Services - 0.2%
    Getty Images, Inc.*                                 18,500    $    764,050
------------------------------------------------------------------------------
  Chemicals - 1.4%
    Air Products & Chemicals, Inc.                      36,010    $  1,498,016
    Dow Chemical Co.                                   157,100       4,863,816
                                                                  ------------
                                                                  $  6,361,832
------------------------------------------------------------------------------
  Computer Software - 0.5%
    Oracle Corp.*                                      173,610    $  2,086,792
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.4%
    Microsoft Corp.                                    429,500    $ 10,999,495
------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    SunGard Data Systems, Inc.*                        116,940    $  3,029,915
    VERITAS Software Corp.*                            107,700       3,087,759
                                                                  ------------
                                                                  $  6,117,674
------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Network Associates, Inc.*                          118,400    $  1,501,312
------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Tyco International Ltd.                            113,400    $  2,152,332
------------------------------------------------------------------------------
  Consumer Goods & Services - 4.5%
    Altria Group, Inc.                                 211,400    $  9,606,016
    Newell Rubbermaid, Inc.                             54,800       1,534,400
    Procter & Gamble Co.                               108,660       9,690,299
                                                                  ------------
                                                                  $ 20,830,715
------------------------------------------------------------------------------
  Containers - 0.9%
    Smurfit-Stone Container Corp.*                     336,800    $  4,388,504
------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                               63,512    $  2,211,488
    Novellus Systems, Inc.*                             52,800       1,933,589
                                                                  ------------
                                                                  $  4,145,077
------------------------------------------------------------------------------
  Energy - 1.7%
    ConocoPhillips                                      62,100    $  3,403,080
    Equitable Resources, Inc.                           41,310       1,682,969
    TXU Corp.                                          129,500       2,907,275
                                                                  ------------
                                                                  $  7,993,324
------------------------------------------------------------------------------
  Entertainment - 3.7%
    AOL Time Warner, Inc.*                             393,400    $  6,329,806
    Clear Channel Communications, Inc.*                 63,500       2,691,765
    MGM Mirage, Inc.*                                   42,100       1,438,978
    Viacom, Inc., "B"*                                 150,241       6,559,522
                                                                  ------------
                                                                  $ 17,020,071
------------------------------------------------------------------------------
  Financial Institutions - 11.4%
    Charter One Financial, Inc.                         83,830    $  2,613,819
    Citigroup, Inc.                                    418,208      17,899,302
    Fannie Mae                                         168,530      11,365,663
    Freddie Mac                                        116,850       5,932,475
    Goldman Sachs Group, Inc.                           70,600       5,912,750
    MBNA Corp.                                          49,000       1,021,160
    Merrill Lynch & Co., Inc.                          123,960       5,786,453
    TCF Financial Corp.                                 54,000       2,151,360
                                                                  ------------
                                                                  $ 52,682,982
------------------------------------------------------------------------------
  Financial Services - 1.3%
    Mellon Financial Corp.                             210,200    $  5,833,050
------------------------------------------------------------------------------
  Food & Beverage Products - 3.6%
    Anheuser-Busch Cos., Inc.                           85,100    $  4,344,355
    Kellogg Co.                                         69,100       2,374,967
    PepsiCo, Inc.                                      227,800      10,137,100
                                                                  ------------
                                                                  $ 16,856,422
------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    Bowater, Inc.                                       31,100    $  1,164,695
    International Paper Co.                            128,900       4,605,597
                                                                  ------------
                                                                  $  5,770,292
------------------------------------------------------------------------------
  Healthcare - 0.2%
    Caremark Rx, Inc.*                                  42,100    $  1,081,128
------------------------------------------------------------------------------
  Industrial Gases - 0.4%
    Praxair, Inc.                                       31,440    $  1,889,544
------------------------------------------------------------------------------
  Insurance - 3.2%
    Chubb Corp.                                         47,900    $  2,874,000
    MetLife, Inc.                                      124,020       3,512,246
    The St. Paul Cos., Inc.                            100,730       3,677,652
    Travelers Property Casualty Corp.                  141,361       2,247,640
    Travelers Property Casualty Corp., "B"             166,854       2,631,288
                                                                  ------------
                                                                  $ 14,942,826
------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co.                                         56,400    $  2,577,480
------------------------------------------------------------------------------
  Medical Equipment - 0.1%
    Waters Corp.*                                       11,300    $    329,169
------------------------------------------------------------------------------
  Medical & Health Products - 8.1%
    Baxter International, Inc.                         103,400    $  2,688,400
    Johnson & Johnson Co.                              234,600      12,128,820
    Pfizer, Inc.                                       356,790      12,184,378
    Schering Plough Corp.                              557,000      10,360,200
                                                                  ------------
                                                                  $ 37,361,798
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Lincare Holdings, Inc.*                             36,600    $  1,153,266
    Tenet Healthcare Corp.*                            350,500       4,083,325
                                                                  ------------
                                                                  $  5,236,591
------------------------------------------------------------------------------
  Oil Services - 2.1%
    GlobalSantaFe Corp.                                 90,828    $  2,119,926
    Halliburton Co.                                     72,500       1,667,500
    Lyondell Petrochemical Co.                          69,100         934,923
    Noble Corp.*                                        55,100       1,889,930
    Schlumberger Ltd.                                   70,100       3,334,657
                                                                  ------------
                                                                  $  9,946,936
------------------------------------------------------------------------------
  Oils - 2.8%
    Devon Energy Corp.                                  19,150    $  1,022,610
    ExxonMobil Corp.                                   327,960      11,777,044
                                                                  ------------
                                                                  $ 12,799,654
------------------------------------------------------------------------------
  Pharmaceuticals - 2.4%
    Wyeth                                              241,500    $ 11,000,325
------------------------------------------------------------------------------
  Printing & Publishing - 1.1%
    New York Times Co.                                  44,600    $  2,029,300
    Tribune Co.                                         66,100       3,192,630
                                                                  ------------
                                                                  $  5,221,930
------------------------------------------------------------------------------
  Railroads - 0.5%
    Union Pacific Corp.                                 38,600    $  2,239,572
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                       66,000    $  1,886,940
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    CEC Entertainment, Inc.*                            40,100    $  1,480,893
    Hilton Hotels Corp.                                105,300       1,346,787
    Yum! Brands, Inc.*                                 47,000       1,389,320
                                                                  ------------
                                                                  $  4,217,000
------------------------------------------------------------------------------
  Retail - 7.9%
    Home Depot, Inc.                                   251,280    $  8,322,394
    Kohl's Corp.*                                       62,700       3,221,526
    Liz Claiborne, Inc.                                 39,100       1,378,275
    Target Corp.                                       172,800       6,538,752
    Wal-Mart Stores, Inc.                              288,420      15,479,501
    Walgreen Co.                                        59,800       1,799,980
                                                                  ------------
                                                                  $ 36,740,428
------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    3M Co.                                              24,490    $  3,158,720
------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                        212,900    $  3,551,172
------------------------------------------------------------------------------
  Telecommunications - 3.7%
    CenturyTel, Inc.                                    38,600    $  1,345,210
    EchoStar Communications Corp.*                     156,200       5,407,644
    Verizon Communications, Inc.                       263,500      10,395,075
                                                                  ------------
                                                                  $ 17,147,929
------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    Sprint Corp. (PCS Group)*                          430,400    $  2,474,800
------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    Dominion Resources, Inc.                            21,100    $  1,356,097
    PG&E Corp.*                                         55,300       1,169,595
    Public Service Enterprise Group                     34,000       1,436,500
                                                                  ------------
                                                                  $  3,962,192
------------------------------------------------------------------------------
Total U.S. Stocks                                                  418,116,287
------------------------------------------------------------------------------
Foreign Stocks - 8.4%
  Bermuda - 2.0%
    Ace Ltd. (Insurance)                               151,400    $  5,191,506
    XL Capital Ltd. (Insurance)                         49,670       4,122,610
                                                                  ------------
                                                                  $  9,314,116
------------------------------------------------------------------------------
  Canada - 1.3%
    EnCana Corp. (Utilities - Gas)                      91,900    $  3,504,503
    Talisman Energy, Inc. (Oils)                        53,800       2,440,494
                                                                  ------------
                                                                  $  5,944,997
------------------------------------------------------------------------------
  France - 0.7%
    Total Fina Elf S.A., "B" (Oils)                     20,900    $  3,163,695
------------------------------------------------------------------------------
  Netherlands - 0.9%
    STMicroelectronics N.V. (Electronics)              209,600    $  4,357,584
------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food & Beverage Products)              11,337    $  2,344,400
------------------------------------------------------------------------------
  United Kingdom - 3.0%
    BHP Billiton PLC (Metals & Mining)                 819,200    $  4,319,440
    BP Amoco PLC (Oils)*                               312,800       2,172,807
    Rio Tinto Group (Metals & Mining)*                 144,300       2,719,055
    Unilever PLC (Consumer Products)                   147,300       1,174,754
    Willis Group Holdings Ltd. (Insurance)             116,800       3,591,600
                                                                  ------------
                                                                  $ 13,977,656
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 39,102,448
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $449,266,145)                      $457,218,735
------------------------------------------------------------------------------
Short-Term Obligations - 1.1%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03        $2,194    $  2,194,000
    General Electric Capital Corp., due 7/01/03          3,038       3,038,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  5,232,000
------------------------------------------------------------------------------
Collateral for Securities Loaned - 0.3%
------------------------------------------------------------------------------
                                                         SHARES
------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
      at Amortized Cost                              1,342,250    $  1,342,250
------------------------------------------------------------------------------
Total Investments (Identified Cost, $455,840,395)                 $463,792,985
Other Assets, Less Liabilities - (0.2)%                             (1,035,609)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $462,757,376
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
JUNE 30, 2003
----------------------------------------------------------------------------
Assets:
  Investments, at value including $1,312,584 of securities
    on loan (identified cost, $455,840,395)                    $ 463,792,985
  Cash                                                                   181
  Receivable for investments sold                                  2,062,678
  Receivable for series shares sold                                  158,127
  Interest and dividends receivable                                  607,244
                                                               -------------
      Total assets                                             $ 466,621,215
                                                               -------------
Liabilities:
  Payable for investments purchased                            $   1,730,531
  Payable for series shares reacquired                               656,007
  Collateral for securities loaned, at value                       1,342,250
  Payable to affiliates -
    Management fee                                                    28,598
    Shareholder servicing agent fee                                    1,335
    Distribution fee                                                      88
    Administrative fee                                                   667
  Accrued expenses and other liabilities                             104,363
                                                               -------------
      Total liabilities                                        $   3,863,839
                                                               -------------
Net assets                                                     $ 462,757,376
                                                               -------------
Net assets consist of:
  Paid-in capital                                              $ 839,994,237
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   7,959,972
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (387,370,571)
  Accumulated undistributed net investment income                  2,173,738
                                                               -------------
      Total                                                    $ 462,757,376
                                                               -------------
Shares of beneficial interest outstanding                        39,034,832
                                                                 ----------
Initial Class shares:
  Net asset value, offering price, and redemption price
   per share (net assets of $458,369,863 / 38,663,877
   shares of beneficial interest outstanding)                    $11.86
                                                                 ------
Service Class shares:
  Net asset value, offering price, and redemption price
   per share (net assets of $4,387,513 / 370,955 shares
   of beneficial interest outstanding)                           $11.83
                                                                 ------
See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
---------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                              $  4,239,889
    Interest                                                                     73,853
    Foreign taxes withheld                                                      (52,019)
                                                                           ------------
      Total investment income                                              $  4,261,723
                                                                           ------------
  Expenses -
    Management fee                                                         $  1,753,205
    Trustees" compensation                                                        5,144
    Shareholder servicing agent fee                                              81,816
    Distribution fee (Service Class)                                              6,618
    Administrative fee                                                           40,908
    Custodian fee                                                                95,889
    Printing                                                                     79,528
    Postage                                                                          56
    Auditing fees                                                                18,005
    Legal fees                                                                    1,038
    Miscellaneous                                                                12,374
                                                                           ------------
      Total expenses                                                       $  2,094,581
    Fees paid indirectly                                                         (6,787)
                                                                           ------------
      Net expenses                                                         $  2,087,794
                                                                           ------------
        Net investment income                                              $  2,173,929
                                                                           ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                $(21,191,179)
    Foreign currency transactions                                                (9,273)
                                                                           ------------
      Net realized loss on investments and foreign currency transactions   $(21,200,452)
                                                                           ------------
  Change in unrealized appreciation -
    Investments                                                            $ 65,971,192
    Translation of assets and liabilities in foreign currencies                   2,029
                                                                           ------------
      Net unrealized gain on investments and foreign currency translation  $ 65,973,221
                                                                           ------------
        Net realized and unrealized gain on investments and foreign
         currency                                                          $ 44,772,769
                                                                           ------------
          Increase in net assets from operations                           $ 46,946,698
                                                                           ------------

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                       JUNE 30, 2003      DECEMBER 31, 2002
                                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $   2,173,929          $   3,361,903
  Net realized loss on investments and foreign currency transactions     (21,200,452)          (159,269,074)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                           65,973,221            (33,222,340)
                                                                       -------------          -------------
    Increase (decrease) in net assets from operations                  $  46,946,698          $(189,129,511)
                                                                       -------------          -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                           $  (3,318,731)         $  (1,784,577)
  From net investment income (Service Class)                                 (24,750)                (7,129)
                                                                       -------------          -------------
    Total distributions declared to shareholders                       $  (3,343,481)         $  (1,791,706)
                                                                       -------------          -------------
Net decrease in net assets from series share transactions              $ (75,974,052)         $(130,440,854)
                                                                       -------------          -------------
      Total decrease in net assets                                     $ (32,370,835)         $(321,362,071)
Net assets:
  At beginning of period                                                 495,128,211            816,490,282
                                                                       -------------          -------------

  At end of period (including accumulated undistributed net
   investment income of $2,173,738 and $3,343,290 respectively)        $ 462,757,376          $ 495,128,211
                                                                       -------------          -------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions).
-------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                        SIX MONTHS ENDED          -----------------------------------------------------------------------------
                           JUNE 30, 2003                2002             2001               2000             1999          1998
                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                       $10.78              $14.32           $20.80             $23.34           $19.05        $15.80
                                  ------              ------           ------             ------           ------        ------

Income from investment operations# -
  Net investment income           $ 0.05              $ 0.06           $ 0.03             $ 0.01           $ 0.02        $ 0.06
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                1.11               (3.57)           (4.15)             (1.00)            4.52          3.59
                                  ------              ------           ------             ------           ------        ------
  Total from investment
    operations                    $ 1.16              $(3.51)          $(4.12)            $(0.99)          $ 4.54        $ 3.65
                                  ------              ------           ------             ------           ------        ------
Less distributions declared to shareholders -
  From net investment income      $(0.08)             $(0.03)          $(0.00)*           $(0.01)          $(0.04)       $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions           --                  --              (2.32)             (1.54)           (0.21)        (0.37)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                    --                  --              (0.04)              --               --            --
                                  ------              ------           ------             ------           ------        ------
  Total distributions
    declared to shareholders      $(0.08)             $(0.03)          $(2.36)            $(1.55)          $(0.25)       $(0.40)
                                  ------              ------           ------             ------           ------        ------
Net asset value - end of period   $11.86              $10.78           $14.32             $20.80           $23.34        $19.05
                                  ------              ------           ------             ------           ------        ------
Total return                       10.79%**++         (24.54)%         (21.25)%            (4.85)%          24.05%        23.39%
Ratios (to average net assets)/Supplemental data:
  Expenses##                        0.89%+              0.87%            0.89%              0.85%            0.86%         0.86%
  Net investment income             0.93%+              0.52%            0.20%              0.05%            0.08%         0.33%
Portfolio turnover                    40%                 98%              99%                93%              91%           83%
Net assets at end of period
  (000 Omitted)                 $458,370            $488,917         $808,889         $1,083,760         $883,578      $567,778
  * Per share amount was less than $0.01.
** The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share the total return for the six months ended June 30, 2003, would have been 10.57%.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                          SIX MONTHS ENDED           ----------------------------------        DECEMBER 31,
                                             JUNE 30, 2003                   2002                  2001               2000*
                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $10.74                 $14.27                $20.78              $23.13
                                                    ------                 ------                ------              ------
Income from investment operations# -
  Net investment income (loss)                      $ 0.04                 $ 0.04                $ 0.00**            $(0.03)###
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  1.10                  (3.56)                (4.15)              (2.32)
                                                    ------                 ------                ------              ------
    Total from investment operations                $ 1.14                 $(3.52)               $(4.15)             $(2.35)
                                                    ------                 ------                ------              ------
Less distributions declared to shareholders -
  From net investment income                        $(0.05)                $(0.01)               $ --                $ --
  From net realized gain on investments and
    foreign currency transactions                     --                     --                   (2.32)               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --                     --                   (0.04)               --
                                                    ------                 ------                ------              ------
    Total distributions declared to shareholders    $(0.05)                $(0.01)               $(2.36)             $ --
                                                    ------                 ------                ------              ------
Net asset value - end of period                     $11.83                 $10.74                $14.27              $20.78
                                                    ------                 ------                ------              ------
Total return                                         10.62%***++           (24.72)%              (21.39)%             (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.14%+                 1.10%                 1.09%               1.05%+
  Net investment income (loss)                        0.68%+                 0.32%                 0.00%              (0.15)%+
Portfolio turnover                                      40%                    98%                   99%                 93%
Net assets at end of period (000 Omitted)           $4,388                 $6,211                $7,601              $3,543

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than $0.01.
*** The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share the total return for the six months ended June 30, 2003, would have been 10.41%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 125 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase & Co., ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series" custodian fees were reduced by $4,633 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series" other expenses were reduced by $2,154 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series" policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                   DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                       $1,791,706        $ 11,355,430
    Long-term capital gain                    --             112,116,092
                                          ----------        ------------
Total distributions declared              $1,791,706        $123,471,522
                                          ----------        ------------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income   $   3,343,290
                Capital loss carryforward        (362,089,440)
                Unrealized depreciation           (62,093,928)

For federal income tax purposes, the capital loss carry-forward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, $(199,238,227) and December 31, 2010, $(162,851,213).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates Investment Adviser
The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series" average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $182,450,791 and $247,091,798, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $459,921,074
                                                                 ------------
Gross unrealized appreciation                                    $ 26,814,071
Gross unrealized depreciation                                     (22,942,160)
                                                                 ------------
    Net unrealized appreciation                                  $  3,871,911
                                                                 ------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                   SIX MONTHS ENDED JUNE 30, 2003          YEAR ENDED DECEMBER 31, 2002
                                ---------------------------------   -----------------------------------
                                        SHARES             AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          1,157,846      $  12,743,037         4,630,045       $  59,783,345
Shares issued to shareholders in
  reinvestment of distributions        297,377          3,318,731           133,830           1,783,722
Shares reacquired                   (8,139,023)       (89,801,022)      (15,905,825)       (192,644,431)
                                    ----------       ------------       -----------       -------------
    Net decrease                    (6,683,800)      $(73,739,254)      (11,141,950)      $(131,077,364)
                                    ----------       ------------       -----------       -------------

Service Class shares
                                   SIX MONTHS ENDED JUNE 30, 2003          YEAR ENDED DECEMBER 31, 2002
                                ---------------------------------   -----------------------------------
                                        SHARES             AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            193,918       $  2,133,616           615,604        $  7,005,645
Shares issued to shareholders in
  reinvestment of distributions          2,222             24,749               536               7,128
Shares reacquired                     (403,600)        (4,393,163)         (570,335)         (6,376,263)
                                    ----------       ------------       -----------       -------------
    Net increase (decrease)           (207,460)     $  (2,234,798)           45,805          $  636,510
                                    ----------       ------------       -----------       -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily-unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $1,385. The series had no borrowings during the period.

                 --------------------------------------------
This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                    VFR-SEM  8/03  142.6M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) INVESTORS
                TRUST SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INVESTORS TRUST SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Trustee,            LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE(2) (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman                                                 Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59) Trustee and               Senior Vice President (prior to August 2000)
President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58) Treasurer
Executive Officer and Director                           Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        York, Senior Vice President (September 2000 to
Secretary and Assistant Clerk                            July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President (prior to September
Vice President and Associate General Counsel             2000); Lexington Funds, Treasurer (prior to
                                                         September 2000)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President, General Counsel and Secretary            President

STEPHANIE A. DESISTO (born 10/01/53) Assistant           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer Jr.+                                  business day from 9 a.m. to 5 p.m. Eastern time.
Brooks Taylor+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,
/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series" Initial Class shares provided a total return of 8.92% and the Service Class shares returned 8.80%. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with a return of 11.75% for the series" benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad U.S. stock market.

MORE POSITIVE MARKET ENVIRONMENT
Investors enjoyed better results during the first six months of 2003 than they had in 2002. Nearly all asset classes showed positive performance. A second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief that the Iraqi situation was contained, hope for a stronger economy, earnings improvement in the first quarter, and low interest rates. The low interest rates helped drive investors to higher-risk asset classes in search of potentially better returns.

DETRACTORS FROM PERFORMANCE
Although the series generated solid positive returns, it underperformed its benchmark. The three weakest sectors for the portfolio were financial services, technology, and leisure stocks.

The series was underweighted in financial services throughout the period, particularly in bank and credit stocks as well as the insurance industry. The series" smaller position in J.P. Morgan and not owning Capital One, which were among the strongest performers in the group for the period, negatively impacted portfolio performance.

We shifted a greater percentage of holdings from Freddie Mac (Federal Home Loan Mortgage Corporation) to Fannie Mae (Federal National Mortgage Association) early in the second quarter of 2003 before Freddie Mac announced the resignations of its top three executives. These actions caused the stocks of both Freddie Mac and Fannie Mae to drop dramatically. The portfolio weathered this event better than if we had not made the shift, but performance was affected by the negative stock reaction to investor perceptions that political and regulatory risk had increased for both companies.

The series was underweighted in insurance stocks; however, our stock selection in this group was disappointing, particularly the fund's ownership of Hartford Financial Services Group, and Chubb. The stock prices of these companies had declined because they had to increase their liability reserves to cover potential claims. However, when each company announced separately that they were going to issue stock to raise the necessary cash, their prices rebounded.

The series was underweighted in technology stocks for the past six months and that hurt performance relative to the series" benchmark. Many of the stocks we didn't own, such as eBay and Yahoo, and Intel, in which we had a small position, turned out to be among the best performers for the period. We believed that other opportunities were more attractive and carried less risk to investors.

The leisure sector detracted from results as the print and publishing sector, a large overweight for the portfolio, underperformed the market. Companies such as Gannett, New York Times, and Tribune were all hurt by the impact on advertising from the war with Iraq and sluggish demand for help wanted ads.

SOLID RETURNS FROM SELECTED SECURITIES
The series benefited from strong performance from a wide variety of selected securities such as Genentech, Home Depot, Analog Devices, and VERITAS. Genentech stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and FDA approval of several new drugs. Home Depot's sales in the first six months of 2003 have exceeded many analysts' low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn care equipment manufacturer John Deere and strength in its appliance sales.

The stock price of VERITAS, a data storage technology company, benefited from the rally in technology stocks, and rose further as investors began to detect signs of improvement in some of the company's balance sheet metrics. Semiconductor company Analog Devices is a very high quality firm that many investors believe is well-positioned to benefit from an economic recovery.

    Respectfully,

/s/ John D. Laupheimer, Jr.                     /s/ Brooks Taylor

    John D. Laupheimer, Jr.                         Brooks Taylor
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts. Brooks joined MFS in 1996. He was named Vice President of MFS in 1998. Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $475 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS

                                                             6 Months          1 Year         3 Years        5 Years          Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       + 8.92%          -2.00%         -28.13%        -18.80%        +62.41%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --            -2.00%         -10.43%        - 4.08%        + 6.48%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                             6 Months          1 Year         3 Years        5 Years          Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       + 8.80%          -2.21%         -28.61%        -19.34%        +61.33%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --            -2.21%         -10.62%        - 4.21%        + 6.39%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                             6 Months          1 Year         3 Years        5 Years          Life*
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                            +11.75%          +0.25%         -11.19%        - 1.61%        + 8.54%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series" investment operations, October 9, 1995, through June 30, 2003.
    Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 97.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.4%
  Aerospace - 1.2%
    ITT Industries, Inc.                                                17,500             $  1,145,550
    Lockheed Martin Corp.                                               63,500                3,020,695
    Northrop Grumman Corp.                                              18,380                1,586,010
                                                                                           ------------
                                                                                           $  5,752,255
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.9%
    Bank of America Corp.                                               63,600             $  5,026,308
    Bank One Corp.                                                     144,000                5,353,920
    MBNA Corp.                                                          60,500                1,260,820
    SunTrust Banks, Inc.                                                40,200                2,385,468
    U.S. Bancorp                                                       172,400                4,223,800
    Wells Fargo Co.                                                    194,797                9,817,769
                                                                                           ------------
                                                                                           $ 28,068,085
-------------------------------------------------------------------------------------------------------
  Biotechnology - 3.0%
    Abbott Laboratories, Inc.                                           54,590             $  2,388,858
    Amgen, Inc.*                                                        91,600                6,085,904
    Genentech, Inc.*                                                    49,200                3,548,304
    Guidant Corp.                                                       45,900                2,037,501
    Waters Corp.*                                                          500                   14,565
                                                                                           ------------
                                                                                           $ 14,075,132
-------------------------------------------------------------------------------------------------------
  Building - 0.1%
    American Standard Cos., Inc.*                                        8,100             $    598,833
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.4%
    Hewlett-Packard Co.                                                 56,448             $  1,202,342
    IBM Corp.                                                          124,150               10,242,375
                                                                                           ------------
                                                                                           $ 11,444,717
-------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Aramark Corp.*                                                      32,800             $    735,376
    Automatic Data Processing, Inc.                                     33,760                1,143,114
    BEA Systems, Inc.*                                                  43,700                  474,582
    First Data Corp.                                                    55,580                2,303,235
                                                                                           ------------
                                                                                           $  4,656,307
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                                      39,480             $  1,642,368
    PPG Industries, Inc.                                                69,600                3,531,504
                                                                                           ------------
                                                                                           $  5,173,872
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                                      377,194             $  4,533,872
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.                                                    549,528             $ 14,073,412
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    VERITAS Software Corp.*                                             90,010             $  2,580,587
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    General Electric Co.                                               382,093             $ 10,958,427
    Tyco International Ltd.                                            106,200                2,015,676
                                                                                           ------------
                                                                                           $ 12,974,103
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.5%
    Altria Group, Inc.                                                 170,900             $  7,765,696
    Gillette Co.                                                        33,414                1,064,570
    Kimberly-Clark Corp.                                                78,650                4,100,811
    Newell Rubbermaid, Inc.                                             43,000                1,204,000
    Procter & Gamble Co.                                                82,043                7,316,595
                                                                                           ------------
                                                                                           $ 21,451,672
-------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Smurfit-Stone Container Corp.*                                      39,100             $    509,473
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Emerson Electric Co.                                                34,300             $  1,752,730
-------------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Analog Devices, Inc.*                                              109,280             $  3,805,130
    Microchip Technology, Inc.                                         114,200                2,812,746
    Novellus Systems, Inc.*                                             26,660                  976,316
    Texas Instruments, Inc.                                             64,340                1,132,384
                                                                                           ------------
                                                                                           $  8,726,576
-------------------------------------------------------------------------------------------------------
  Energy - 1.2%
    ConocoPhillips                                                      21,200             $  1,161,760
    TXU Corp.                                                          191,300                4,294,685
                                                                                           ------------
                                                                                           $  5,456,445
-------------------------------------------------------------------------------------------------------
  Entertainment - 4.6%
    AOL Time Warner, Inc.*                                             367,690             $  5,916,132
    Clear Channel Communications, Inc.*                                108,770                4,610,760
    Liberty Media Corp.*                                               100,300                1,159,468
    Viacom, Inc., "B"*                                                 193,731                8,458,296
    Walt Disney Co.                                                     84,000                1,659,000
                                                                                           ------------
                                                                                           $ 21,803,656
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.7%
    Charter One Financial, Inc.                                         41,305             $  1,287,890
    Citigroup, Inc.                                                    347,813               14,886,396
    Fannie Mae                                                         173,520               11,702,189
    Freddie Mac                                                         85,658                4,348,857
    Goldman Sachs Group, Inc.                                           46,760                3,916,150
    J. P. Morgan Chase & Co.                                            33,900                1,158,702
    Merrill Lynch & Co., Inc.                                           72,050                3,363,294
    State Street Corp.                                                  24,854                  979,247
                                                                                           ------------
                                                                                           $ 41,642,725
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Mellon Financial Corp.                                              49,520             $  1,374,180
    SLM Corp.                                                           44,100                1,727,397
                                                                                           ------------
                                                                                           $  3,101,577
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.6%
    Anheuser-Busch Cos., Inc.                                           47,660             $  2,433,043
    Archer-Daniels-Midland Co.                                          95,800                1,232,946
    Kellogg Co.                                                         33,400                1,147,958
    PepsiCo, Inc.                                                      171,001                7,609,545
                                                                                           ------------
                                                                                           $ 12,423,492
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                            114,890             $  4,105,020
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Wellpoint Health Networks, Inc.*                                    12,300             $  1,036,890
-------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Rockwell Automation, Inc.                                           42,500             $  1,013,200
-------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.8%
    Praxair, Inc.                                                       64,140             $  3,854,814
-------------------------------------------------------------------------------------------------------
  Insurance - 4.2%
    Allstate Corp.                                                      33,000             $  1,176,450
    American International Group, Inc.                                  49,438                2,727,989
    Chubb Corp.                                                         33,500                2,010,000
    Hartford Financial Services Group, Inc.                             30,800                1,551,088
    Marsh & McLennan Cos., Inc.                                         47,200                2,410,504
    MetLife, Inc.                                                      131,970                3,737,390
    St. Paul Co., Inc.                                                  77,250                2,820,397
    Travelers Property Casualty Corp.                                  157,915                2,510,849
    Travelers Property Casualty Corp., "B"                              58,800                  927,276
                                                                                           ------------
                                                                                           $ 19,871,943
-------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Deere & Co.                                                         20,900             $    955,130
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.7%
    AmerisourceBergen Corp.                                             41,100             $  2,850,285
    Baxter International, Inc.                                          83,400                2,168,400
    Forest Laboratories, Inc.*                                          21,400                1,171,650
    Johnson & Johnson Co.                                              199,936               10,336,691
    Pfizer, Inc.                                                       415,914               14,203,463
    Schering Plough Corp.                                              315,700                5,872,020
                                                                                           ------------
                                                                                           $ 36,602,509
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Medtronic, Inc.                                                     33,400             $  1,602,198
    Tenet Healthcare Corp.*                                            315,700                3,677,905
                                                                                           ------------
                                                                                           $  5,280,103
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Baker Hughes, Inc.                                                  95,260             $  3,197,878
    Noble Corp.*                                                        34,500                1,183,350
    Schlumberger Ltd.                                                   82,210                3,910,730
    Transocean Sedco Forex, Inc.*                                       25,200                  553,644
                                                                                           ------------
                                                                                           $  8,845,602
-------------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Anadarko Petroleum Corp.                                            18,700             $    831,589
    ExxonMobil Corp.                                                   363,964               13,069,947
                                                                                           ------------
                                                                                           $ 13,901,536
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Wyeth                                                              124,400             $  5,666,420
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.2%
    Gannett Co., Inc.                                                   76,449             $  5,872,048
    McGraw-Hill Cos., Inc.                                              33,530                2,078,860
    New York Times Co.                                                 100,920                4,591,860
    Tribune Co.                                                         57,100                2,757,930
                                                                                           ------------
                                                                                           $ 15,300,698
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Starwood Hotels & Resorts Co.                                       38,600             $  1,103,574
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    Cendant Corp.*                                                      86,300             $  1,581,016
    McDonald's Corp.                                                    29,100                  641,946
                                                                                           ------------
                                                                                           $  2,222,962
-------------------------------------------------------------------------------------------------------
  Retail - 6.9%
    CVS Corp.                                                          158,700             $  4,448,361
    Home Depot, Inc.                                                   258,030                8,545,954
    Kohl's Corp.*                                                       36,700                1,885,646
    Lowe's Cos., Inc.                                                   29,670                1,274,326
    Sears, Roebuck & Co.                                                18,800                  632,432
    Target Corp.                                                        53,130                2,010,439
    Wal-Mart Stores, Inc.                                              258,064               13,850,295
                                                                                           ------------
                                                                                           $ 32,647,453
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.3%
    3M Co.                                                              38,490             $  4,964,440
    Illinois Tool Works, Inc.                                           21,500                1,415,775
                                                                                           ------------
                                                                                           $  6,380,215
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                        239,184             $  3,989,589
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    BellSouth Corp.                                                    156,350             $  4,163,601
    Cox Communications, Inc.*                                           38,000                1,212,200
    EchoStar Communications Corp.*                                      32,820                1,136,228
    Juniper Networks, Inc.*                                             33,500                  414,395
    Verizon Communications, Inc.                                       134,800                5,317,860
                                                                                           ------------
                                                                                           $ 12,244,284
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.4%
    Comcast Corp., "A"*                                                 61,371             $  1,852,177
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    AT&T Wireless Services, Inc.*                                      126,200             $  1,036,102
    Sprint Corp. (PCS Group)*                                           84,200                  484,150
                                                                                           ------------
                                                                                           $  1,520,252
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.6%
    Cisco Systems, Inc.*                                               460,922             $  7,692,788
-------------------------------------------------------------------------------------------------------
  Transportation - 2.4%
    Fedex Corp.                                                         73,070             $  4,532,532
    Union Pacific Corp.                                                 46,400                2,692,128
    United Parcel Service, Inc.                                         61,880                3,941,756
                                                                                           ------------
                                                                                           $ 11,166,416
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    Dominion Resources, Inc.                                            20,900             $  1,343,243
    Exelon Corp.                                                        54,500                3,259,645
    PG&E Corp.*                                                         62,700                1,326,105
    Wisconsin Energy Corp.                                              21,100                  611,900
                                                                                           ------------
                                                                                           $  6,540,893
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $424,593,989
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.8%
  Bermuda - 1.1%
    Accenture Ltd., "A" (Business Services)*                           191,200             $  3,458,808
    XL Capital Ltd. (Insurance)                                         22,440                1,862,520
                                                                                           ------------
                                                                                           $  5,321,328
-------------------------------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                           59,447             $  2,868,912
    EnCana Corp. (Oils)                                                 81,800                3,138,666
    EnCana Corp. (Oils)                                                 36,500                1,391,887
                                                                                           ------------
                                                                                           $  7,399,465
-------------------------------------------------------------------------------------------------------
  France - 0.7%
    STMicroelectronics N.V. (Electronics)                               69,990             $  1,455,092
    Total Fina S.A., ADR (Oils)                                         25,700                1,948,060
                                                                                           ------------
                                                                                           $  3,403,152
-------------------------------------------------------------------------------------------------------
  Germany - 0.7%
    Bayerische Motoren Werke AG (Automotive)                            62,500             $  2,408,336
    Porsche AG (Automotive)                                              2,581                1,095,486
                                                                                           ------------
                                                                                           $  3,503,822
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Unilever N.V., NY Shares (Consumer Products)                        22,000             $  1,188,000
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Nestle S.A. (Food & Beverage Products)                               7,976             $  1,649,373
    Novartis AG (Medical & Health Products)                            149,200                5,916,780
                                                                                           ------------
                                                                                           $  7,566,153
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    AstraZeneca Group PLC (Pharmaceuticals)                             12,100             $    486,002
    AstraZeneca Group PLC, ADR (Pharmaceuticals)                        59,000                2,405,430
    BP Amoco PLC, ADR (Oils)                                            43,774                1,839,384
    Reckitt Benckiser PLC (Consumer Goods & Services)*                  32,750                  601,953
    Reed Elsevier PLC (Publishing)                                     301,400                2,512,094
    Vodafone Group PLC, ADR (Telecommunications)                        40,469                  795,216
                                                                                           ------------
                                                                                           $  8,640,079
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 37,021,999
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $452,970,380)                                               $461,615,988
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    AIG Funding, Inc., due 7/01/03                                   $  14,216             $ 14,216,000
    ConocoPhillips, due 7/01/03                                          3,618                3,618,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 17,834,000
-------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 1.0%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at
      Amortized Cost                                                 4,237,625             $  4,237,625
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $475,042,005)                                          $483,687,613

Other Assets, Less Liabilities - (1.9)%                                                      (8,708,297)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $474,979,316
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value including $4,131,517 of securities
    on loan (identified cost, $475,042,005)                       $ 483,687,613
  Cash                                                                      996
  Receivable for investments sold                                     6,567,659
  Receivable for series shares sold                                     571,545
  Dividends and interest receivable                                     561,112
  Other assets                                                            1,530
                                                                  -------------
      Total assets                                                $ 491,390,455
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   9,479,474
  Payable for series shares reacquired                                2,573,787
  Collateral for securities loaned, at value                          4,237,625
  Payable to affiliates -
    Management fee                                                       29,624
    Administrative fee                                                      687
    Shareholder servicing agent fee                                       1,422
    Distribution fee                                                      1,237
  Accrued expenses and other liabilities                                 87,283
                                                                  -------------
      Total liabilities                                           $  16,411,139
                                                                  -------------
Net assets                                                        $ 474,979,316
                                                                  -------------
Net assets consist of:
  Paid-in capital                                                 $ 625,396,649
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      8,656,511
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (160,701,918)
  Accumulated undistributed net investment income                     1,628,074
                                                                  -------------
      Total                                                       $ 474,979,316
                                                                  -------------
Shares of beneficial interest outstanding                          32,613,651
                                                                   ----------

Initial Class of shares:
  Net asset value per share
    (net assets of $414,906,617 / 28,475,518 shares of
    beneficial interest outstanding)                                  $14.57
                                                                      ------

Service Class of shares:
  Net asset value per share
    (net assets of $60,072,699 / 4,138,133 shares of
    beneficial interest outstanding)                                  $14.52
                                                                      ------

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,522,666
    Interest                                                            111,297
    Foreign taxes withheld                                              (52,662)
                                                                   ------------
      Total investment income                                      $  3,581,301
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,626,024
    Trustees" compensation                                                5,976
    Shareholder servicing agent fee                                      75,881
    Distribution fee (Service Class)                                     68,152
    Administrative fee                                                   37,940
    Custodian fee                                                        99,366
    Printing                                                             32,419
    Auditing fees                                                        15,841
    Legal fees                                                            1,264
    Miscellaneous                                                           512
                                                                   ------------
      Total expenses                                               $  1,963,375
    Fees paid indirectly                                                (10,198)
                                                                   ------------
      Net expenses                                                 $  1,953,177
                                                                   ------------
        Net investment income                                      $  1,628,124
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(14,790,966)
    Foreign currency transactions                                       (12,755)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(14,803,721)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 51,230,745
    Translation of assets and liabilities in foreign currencies           1,109
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 51,231,854
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 36,428,133
                                                                   ------------
          Increase in net assets from operations                   $ 38,056,257
                                                                   ------------

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2003            DECEMBER 31, 2002
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  1,628,124                  $  2,952,371
  Net realized loss on investments and foreign currency
    transactions                                                (14,803,721)                  (73,425,914)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         51,231,854                   (49,012,313)
                                                               ------------                  ------------
    Increase (decrease) in net assets from operations          $ 38,056,257                  $(119,485,856)
                                                               ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                   $ (2,668,765)                 $ (2,453,561)
  From net investment income (Service Class)                       (269,655)                     (229,032)
                                                               ------------                  ------------
      Total distributions declared to shareholders             $ (2,938,420)                 $ (2,682,593)
                                                               ------------                  ------------
Net increase in net assets from series share transactions      $  7,518,936                  $  7,692,193
                                                               ------------                  ------------
      Total increase (decrease) in net assets                  $ 42,636,773                  $(114,476,256)
Net assets:
  At beginning of period                                        432,342,543                   546,818,799
                                                               ------------                  ------------
  At end of period (including accumulated undistributed
    net investment income of $1,628,074 and $2,938,370,
    respectively)                                              $474,979,316                  $432,342,543
                                                               ------------                  ------------
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions).

-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                          SIX MONTHS ENDED             ----------------------------------------------------------------------
                             JUNE 30, 2003               2002             2001             2000            1999          1998
                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $13.47             $17.12           $21.00           $21.31          $20.11        $16.44
                                    ------             ------           ------           ------          ------        ------
Income from investment operations# -
  Net investment income(S)          $ 0.05             $ 0.09           $ 0.10           $ 0.12          $ 0.12        $ 0.13
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              1.15              (3.66)           (3.40)           (0.16)           1.22          3.54
                                    ------             ------           ------           ------          ------        ------
    Total from investment
      operations                    $ 1.20             $(3.57)          $(3.30)          $(0.04)         $ 1.34        $ 3.67
                                    ------             ------           ------           ------          ------        ------

Less distributions declared to shareholders -

  From net investment income        $(0.10)            $(0.08)          $(0.09)          $(0.10)         $(0.06)       $ --
  From net realized gain on
    investments and foreign
    currency transactions             --                 --              (0.35)           (0.17)          (0.08)         --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --                 --              (0.14)            --              --            --
                                    ------             ------           ------           ------          ------        ------
    Total distributions
      declared to
      shareholders                  $(0.10)            $(0.08)          $(0.58)          $(0.27)         $(0.14)       $ --
                                    ------             ------           ------           ------          ------        ------
Net asset value - end of
  period                            $14.57             $13.47           $17.12           $21.00          $21.31        $20.11
                                    ------             ------           ------           ------          ------        ------
Total return                          8.92%++          (20.96)%         (15.95)%          (0.15)%          6.69%        22.32%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                          0.88%+             0.88%            0.90%            0.87%           0.88%         0.95%
  Net investment income               0.78%+             0.62%            0.54%            0.58%           0.56%         0.73%
Portfolio turnover                      42%                71%              84%              71%             72%           57%
Net assets at end of period
(000 Omitted)                     $414,907           $378,720         $502,723         $492,481        $390,762      $244,310

  (S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income         --                 --               --               --              --          $ 0.14
        Ratios (to average net assets):
          Expenses##                  --                 --               --               --              --            0.88%
          Net investment incom        --                 --               --               --              --            0.80%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                           SIX MONTHS ENDED         -----------------------------------        DECEMBER 31,
                                              JUNE 30, 2003                  2002                  2001               2000*
                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $13.41                $17.07                $20.97              $20.90
                                                     ------                ------                ------              ------
Income from investment operations# -
  Net investment income                              $ 0.04                $ 0.06                $ 0.05              $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.14                 (3.65)                (3.37)               0.02+++
                                                     ------                ------                ------              ------
    Total from investment operations                 $ 1.18                $(3.59)               $(3.32)             $ 0.07
                                                     ------                ------                ------              ------
Less distributions declared to shareholders -
  From net investment income                         $(0.07)               $(0.07)               $(0.09)             $ --
  From net realized gain on investments and
    foreign currency transactions                      --                    --                   (0.35)               --
  In excess of net realized gain on investments
    and foreign currency transactions                  --                    --                   (0.14)               --
                                                     ------                ------                ------              ------
    Total distributions declared to
      shareholders                                   $(0.07)               $(0.07)               $(0.58)             $ --
                                                     ------                ------                ------              ------
Net asset value - end of period                      $14.52                $13.41                $17.07              $20.97
                                                     ------                ------                ------              ------
Total return                                           8.80%++             (21.15)%              (16.10)%             (0.62)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.13%+                1.11%                 1.10%               1.10%+
  Net investment income                                0.53%+                0.41%                 0.30%               0.36%+
Portfolio turnover                                       42%                   71%                   84%                 71%
Net assets at end of period (000 Omitted)           $60,073               $53,623               $44,096              $8,808

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - (Unaudited)

(1) Business and Organization
MFS Investors Trust Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 109 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series" portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series" custodian fees were reduced by $2,090 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series" custodian fee was reduced by $8,108 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series" policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002   DECEMBER 31, 2001
-----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $2,682,593         $ 3,360,262
    Long-term capital gain                         --              11,907,467
                                               ----------         -----------
Total distributions declared                   $2,682,593         $15,267,729
                                               ----------         -----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income               $   2,938,370
          Undistributed long-term capital gain               --
          Capital loss carryforward                    (128,399,891)
          Unrealized depreciation                       (60,073,649)
          Other temporary differences                        --

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($62,883,433) and December 31, 2010, ($65,516,454).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series" has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $184,265,395 and $177,784,968, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $492,540,311
                                                                  ------------
Gross unrealized appreciation                                     $ 25,859,964
Gross unrealized depreciation                                      (34,712,662)
                                                                  ------------
    Net unrealized depreciation                                   $ (8,852,698)
                                                                  ------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003         YEAR ENDED DECEMBER 31, 2002
                                      ------------------------------      -------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              3,425,603      $ 47,002,951        5,242,770       $ 79,829,148
Shares issued to shareholders in
  reinvestment of distributions            192,693         2,668,765          153,636          2,453,560
Shares reacquired                       (3,253,390)      (44,102,816)      (6,648,402)       (97,210,415)
                                        ----------      ------------       ----------       ------------
    Net increase (decrease)                364,906      $  5,568,900       (1,251,996)      $(14,927,707)
                                        ----------      ------------       ----------       ------------

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003         YEAR ENDED DECEMBER 31, 2002
                                      ------------------------------      -------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                442,040      $  5,986,339        2,141,006       $ 33,208,180
Shares issued to shareholders in
  reinvestment of distributions             19,540           269,655           14,377            229,032
Shares reacquired                         (321,905)       (4,305,958)        (740,226)       (10,817,312)
                                        ----------      ------------       ----------       ------------
    Net increase                           139,675      $  1,950,036        1,415,157       $ 22,619,900
                                        ----------      ------------       ----------       ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $361. The series had no borrowings during the year.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VGI-SEM 8/03  118M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) NEW DISCOVERY
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Trustee,            LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE(2) (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman                                                 Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59) Trustee and               Senior Vice President (prior to August 2000)
President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58) Treasurer
Executive Officer and Director                           Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        York, Senior Vice President (September 2000 to
Secretary and Assistant Clerk                            July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President (prior to September
Vice President and Associate General Counsel             2000); Lexington Funds, Treasurer (prior to
                                                         September 2000)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President, General Counsel and Secretary            President

STEPHANIE A. DESISTO (born 10/01/53) Assistant           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald F. Pitcher, Jr.+                                  (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series' Initial Class shares provided a total return of 12.74% and Service Class shares returned 12.62%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 19.33% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks.

MARKET ENVIRONMENT
Investors enjoyed better results during the first six months of 2003 than they had experienced in several years. Nearly all asset classes showed positive performance. A second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates; relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

DETRACTORS FROM PERFORMANCE
A significant drag on relative returns was the series' overweighting in leisure stocks. The sector trailed the market, as measured by the Russell Index, over the six-month period. Children's book publisher Scholastic and restaurant chain California Pizza Kitchen were among our more disappointing individual stock holdings.

In addition, relatively large cash position held back results during a period of strong equity performance. As we became more optimistic about market conditions, our cash position declined accordingly.

MIXED PERFORMANCE FROM HEALTH CARE AND TECHNOLOGY
As a group, our health care stocks underperformed compared with the series' benchmark, with general acute care owner/operator LifePoint Hospitals and blood recovery system developer Haemonetics (which has since been sold out of the portfolio) detracting from relative returns for the period. Meanwhile, we did have a number of strong-performing health care positions, including prescription benefits management firm Caremark Rx, the strongest individual contributor for the period, and long-term acute care provider Select Medical.

Our underweighting in technology stocks also hurt relative performance, as the technology sector was the market's best performer over the six-month period. While many of the tech stocks that we held performed well for the period, some did not, including security software provider Network Associates and communications equipment maker Advanced Fibre Communications. On the plus side, the series benefited from our positions in chip manufacturer Zarlink Semiconductor, digital film designer and marketer Lexar Media, and digital media and professional audio supplier Avid Technology.

STRENGTH IN FINANCIAL SERVICES AND BUSINESS SERVICES
Strong stock selection in the financial services sector and the business services area had the most positive impact on performance. Financial holding companies UCBH Holdings, Brookline Bancorp, and Friedman, Billings, Ramsey Group were all solid contributors. In business services, postsecondary education companies Career Education and Education Management were among the series' strongest holdings for the period. However, the business services area also contained the series' weakest performer for the period, hospital staffing and recruiting firm AMN Healthcare Services which has since been sold.

Also helping the series' relative returns were select stock holdings in the industrial goods and services sector, including machine visions systems supplier Cognex, risk consulting firm Kroll, and precision weighing instruments maker Mettler-Toledo International.

    Respectfully,

/s/ Robert A. Henderson                            /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson                                Donald F. Pitcher, Jr.
    Portfolio Manager                                  Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R) (MFS(R)). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice President in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within the company. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $443.5 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                   6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return             +12.74%          -4.85%         -33.77%         +28.71%         +27.16%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return            --            -4.85%         -12.83%         + 5.18%         + 4.76%
-----------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                   6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return             +12.62%          -5.04%         -34.21%         +27.86%         +26.33%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return            --            -5.04%         -13.03%         + 5.04%         + 4.63%
-----------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                   6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index#          +19.33%          +0.69%         -16.66%         - 4.25%         - 5.32%
-----------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 1, 1998, through June 30, 2003. Index information is from May 1, 1998.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rate, economic, and political conditions.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 88.6%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 85.7%
  Aerospace & Defense - 0.1%
    Herley Industries, Inc.*                             32,400   $    550,152
------------------------------------------------------------------------------
  Airlines - 0.8%
    AirTran Holdings, Inc.*                              26,200   $    274,314
    Alaska Air Group, Inc.*                              41,200        883,740
    Atlantic Coast Airlines Holdings, Inc.*              78,100      1,053,569
    Frontier Airlines, Inc.*                             26,600        241,528
    Mesa Air Group, Inc.*                                69,500        556,000
    Skywest, Inc.                                        34,700        661,382
                                                                  ------------
                                                                  $  3,670,533
------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                             100,580   $  2,210,748
------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Reebok International Ltd.*                           32,300   $  1,086,249
    Wolverine World Wide, Inc.                           39,300        756,918
                                                                  ------------
                                                                  $  1,843,167
------------------------------------------------------------------------------
  Banks - 3.4%
    Alabama National BanCorp.                            15,000   $    727,200
    Anchor BanCorp Wisconsin, Inc.                        2,800         66,892
    Bankunited Financial Corp.*                          69,300      1,396,395
    Brookline Bancorp, Inc.                              99,093      1,387,302
    Citizens South Banking Corp.                         39,300        520,332
    East West Bancorp, Inc.                              35,400      1,279,356
    First Bancorp                                         4,700        129,015
    First Community Bancorp                              15,800        492,486
    Glacier Bancorp, Inc.                                15,090        371,516
    Gold Banc Corp., Inc.                                31,110        326,966
    Harbor Florida Bancshares, Inc.                      44,200      1,059,032
    Independence Community Bank Corp.                    17,300        488,206
    Investors Financial Services Corp.                   73,300      2,126,433
    Provident Financial Services, Inc.                   11,700        222,885
    Republic Bancshares, Inc.*                           19,800        495,198
    Sound Federal Bancorp, Inc.                          18,442        250,627
    The South Financial Group, Inc.                      12,500        291,625
    UCBH Holdings, Inc.                                  85,900      2,463,612
    Umpqua Holdings Corp.                                22,300        423,477
    Wintrust Financial Corp.                             19,300        571,280
                                                                  ------------
                                                                  $ 15,089,835
------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Antigenics, Inc.*                                    72,320   $    833,127
    AtheroGenics, Inc.*                                  19,900        297,107
    CryoLife, Inc.*                                     175,100      1,812,285
    CV Therapeutics, Inc.*                               26,900        797,854
    ICOS Corp.*                                          13,500        496,125
    InterMune, Inc.*                                     62,520      1,007,197
    Millipore Corp.*                                     47,500      2,107,575
    Neurocrine Biosciences, Inc.*                        14,500        724,130
    Tanox, Inc.*                                         33,400        536,070
    Xoma Ltd.*                                          212,400      1,132,092
                                                                  ------------
                                                                  $  9,743,562
------------------------------------------------------------------------------
  Brokerage & Asset Managers - 3.6%
    Affiliated Managers Group, Inc.*                     69,400   $  4,229,930
    First Albany Cos., Inc.                              13,400        166,562
    Friedman, Billings, Ramsey Group                    175,350      2,349,690
    Jeffries Group, Inc.                                 31,000      1,543,490
    Knight Trading Group, Inc.*                          78,700        489,514
    Raymond James Financial, Inc.                        63,300      2,092,065
    SoundView Technology Group, Inc.*                    58,460        595,707
    SWS Group, Inc.                                      59,900      1,206,985
    Waddell & Reed Financial, Inc., "A"                 127,600      3,275,492
                                                                  ------------
                                                                  $ 15,949,435
------------------------------------------------------------------------------
  Building Materials - 0.1%
    Florida Rock Industries, Inc.                        12,200   $    503,616
------------------------------------------------------------------------------
  Business Services - 6.4%
    Alliance Data Systems Corp.*                        113,160   $  2,647,944
    Anteon International Corp.*                           5,500        153,505
    Arbitron, Inc.*                                      29,400      1,049,580
    BearingPoint, Inc.*                                  79,000        762,350
    BISYS Group, Inc.*                                   55,000      1,010,350
    Bright Horizons Family Solutions, Inc.*              47,905      1,607,692
    CACI International, Inc.*                           120,500      4,133,150
    Corporate Executive Board Co.*                       62,200      2,520,966
    CoStar Group, Inc.*                                  38,500      1,149,610
    Diamondcluster International, Inc.*                  21,500         79,765
    Digitas, Inc.*                                       99,500        493,520
    Getty Images, Inc.*                                  97,000      4,006,100
    Global Payments, Inc.*                              107,302      3,809,221
    Ingram Micro, Inc.*                                  99,000      1,089,000
    Kroll, Inc.*                                          6,370        172,372
    MPS Group, Inc.*                                    159,800      1,099,424
    Perot Systems Corp.*                                218,600      2,483,296
                                                                  ------------
                                                                  $ 28,267,845
------------------------------------------------------------------------------
  Chemicals - 0.1%
    Georgia Gulf Corp.                                   22,600   $    447,480
------------------------------------------------------------------------------
  Computer Software - 6.5%
    Ansys, Inc.*                                        118,100   $  3,672,910
    Autodesk, Inc.                                      180,700      2,920,112
    Avid Technology, Inc.*                              139,100      4,878,237
    Borland Software Corp.*                             212,500      2,076,125
    Kronos, Inc.*                                       135,000      6,859,350
    Magma Design Automation, Inc.*                        9,100        156,065
    MicroStrategy, Inc.*                                 31,900      1,162,117
    Netscreen Technologies, Inc.*                        26,100        588,555
    Progress Software Corp.                              78,300      1,623,159
    SafeNet, Inc.*                                        2,400         67,152
    Secure Computing Corp.*                             184,500      1,610,685
    Serena Software, Inc.*                               21,400        446,832
    SS&C Technologies, Inc.*                             35,600        567,820
    Verisity Ltd.*                                       98,200      1,172,508
    Verity, Inc.*                                        88,800      1,124,208
                                                                  ------------
                                                                  $ 28,925,835
------------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Acxiom Corp.*                                       124,500   $  1,878,705
    Ariba, Inc.*                                         56,000        166,320
    Cadence Design Systems, Inc.*                       175,000      2,110,500
    CCC Information Services Group, Inc.*                36,400        527,800
    Cognos, Inc.*                                       121,000      3,267,000
    Manhattan Associates, Inc.*                          20,400        529,788
    Network Associates, Inc.*                           455,400      5,774,472
    Quest Software, Inc.*                                32,200        383,180
                                                                  ------------
                                                                  $ 14,637,765
------------------------------------------------------------------------------
  Consumer Products - 1.8%
    Harman International Industries, Inc.                28,000   $  2,215,920
    Leapfrog Enterprises, Inc.*                          26,200        833,422
    Lexar Media, Inc.*                                  314,800      3,003,192
    Yankee Candle, Inc.*                                 91,100      2,115,342
                                                                  ------------
                                                                  $  8,167,876
------------------------------------------------------------------------------
  Consumer Services - 3.6%
    Career Education Corp.*                              85,105   $  5,822,884
    Corinthian Colleges, Inc.*                           28,000      1,359,960
    Education Management Corp.*                          59,100      3,142,938
    ITT Educational Services, Inc.*                      14,600        427,050
    Strayer Education, Inc.                              66,000      5,243,700
                                                                  ------------
                                                                  $ 15,996,532
------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    A.O. Smith Corp.                                     45,400   $  1,278,010
    Baldor Electric Co.                                  37,000        762,200
    Mettler Toledo International, Inc.*                  74,371      2,725,697
                                                                  ------------
                                                                  $  4,765,907
------------------------------------------------------------------------------
  Electronics - 6.0%
    Amphenol Corp., "A"*                                 34,600   $  1,619,972
    Applied Micro Circuits Corp.*                       453,500      2,743,675
    Brooks Automation, Inc.*                             67,000        759,780
    Cabot Microelectronics Corp.*                        18,000        908,460
    Cymer, Inc.*                                         52,700      1,663,212
    Cypress Semiconductor Corp.*                        188,900      2,266,800
    DSP Group, Inc.*                                     51,325      1,105,027
    Exar Corp.*                                          76,200      1,206,246
    Excel Technology, Inc.*                              31,400        716,862
    Genus, Inc.*                                         22,200         59,940
    Integrated Circuit Systems, Inc.*                    56,800      1,785,224
    Integrated Device Technology, Inc.*                  85,600        945,880
    Kopin Corp.*                                        185,400      1,134,648
    Lam Research Corp.*                                  70,000      1,274,700
    Lattice Semiconductor Corp.*                         63,500        522,605
    Micrel, Inc.*                                       193,200      2,007,348
    MKS Instruments, Inc.*                               35,000        632,450
    Silicon Laboratories, Inc.*                          90,700      2,416,248
    Technitrol, Inc.*                                    81,500      1,226,575
    Vitesse Semiconductor Corp.*                        115,000        565,800
    Zoran Corp.*                                         45,000        864,450
                                                                  ------------
                                                                  $ 26,425,902
------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    American Italian Pasta Co.*                          37,000   $  1,541,050
    Performance Food Group Co.*                          54,700      2,023,900
    Tootsie Roll Industries, Inc.                        21,481        654,956
                                                                  ------------
                                                                  $  4,219,906
------------------------------------------------------------------------------
  Furniture & Appliances - 0.2%
    Select Comfort Corp.*                                61,100   $  1,000,818
------------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Argosy Gaming Corp.**                                22,500   $    470,475
------------------------------------------------------------------------------
  Housing - 0.2%
    Toll Brothers, Inc.*                                 25,910   $    733,512
------------------------------------------------------------------------------
  Industrial Gases - 0.1%
    Airgas, Inc.                                         32,100   $    537,675
------------------------------------------------------------------------------
  Insurance
    U.S.I. Holdings Corp.*                                6,900   $     81,144
------------------------------------------------------------------------------
  Internet - 1.2%
    Autobytel, Inc.*                                     14,100   $     87,984
    Autobytel, Inc.*+                                   205,800      1,144,660
    Digital Insight Corp.*                               34,000        647,700
    Digital River, Inc.*                                116,800      2,254,240
    eCollege.com., Inc.*                                 21,900        251,412
    LookSmart Ltd.*                                     131,000        370,730
    Priceline.com., Inc.*                                17,983        402,639
                                                                  ------------
                                                                  $  5,159,365
------------------------------------------------------------------------------
  Machinery - 0.9%
    Cognex Corp.*                                        70,000   $  1,564,500
    Kennametal, Inc.                                     37,000      1,252,080
    NN, Inc.                                             38,400        486,144
    The Timken Co.                                       50,000        875,500
                                                                  ------------
                                                                  $  4,178,224
------------------------------------------------------------------------------
  Media - 3.9%
    aQuantive, Inc.*                                     60,600   $    636,300
    Cox Radio, Inc., "A"*                               123,200      2,847,152
    Cumulus Media, Inc.*                                 11,600        219,588
    Emmis Broadcasting Corp., "A"*                       90,000      2,065,500
    Entercom Communications Corp.*                       78,265      3,835,768
    Hearst-Argyle Television, Inc.*                      84,300      2,183,370
    LIN TV Corp., "A"*                                  148,600      3,499,530
    Paxson Communications Corp.*                         45,100        270,149
    Saga Communications, Inc.*                           51,400        999,730
    Spanish Broadcasting Systems, Inc.*                  79,000        643,850
                                                                  ------------
                                                                  $ 17,200,937
------------------------------------------------------------------------------
  Medical & Health Products - 5.5%
    Conceptus, Inc.*                                     30,900   $    434,145
    Cyberonics, Inc.*                                   100,400      2,159,604
    Dade Behring Holdings, Inc.*                        105,500      2,423,335
    Edwards Lifesciences Corp.*                          75,970      2,441,676
    Fischer Imaging Corp.*                               44,800        221,312
    Hologic, Inc.*                                      173,900      2,292,002
    IDEXX Laboratories, Inc.*                           136,843      4,589,714
    Molecular Devices Corp.*                            136,300      2,168,533
    Nektar Therapeutics*                                247,030      2,280,087
    Thoratec Corp.*                                     141,500      2,108,350
    Viasys Healthcare, Inc.*                             36,990        765,693
    Wilson Great Batch Technologies, Inc.*               73,285      2,645,588
                                                                  ------------
                                                                  $ 24,530,039
------------------------------------------------------------------------------
  Medical Services - 6.3%
    Advisory Board Co.*                                 101,600   $  4,116,832
    Apria Healthcare Group, Inc.*                       149,960      3,731,005
    Caremark Rx, Inc.*                                  387,936      9,962,197
    Community Health Systems, Inc.*                      28,000        540,120
    Inveresk Research Group, Inc.*                       31,500        566,685
    LifePoint Hospitals, Inc.*                           25,392        531,708
    Lincare Holdings, Inc.*                              62,520      1,970,005
    Odyssey Healthcare, Inc.*                             5,100        188,700
    Select Medical Corp.*                                70,000      1,738,100
    Sunrise Assisted Living, Inc.*                       65,690      1,470,142
    Triad Hospitals, Inc.*                               22,213        551,327
    VCA Antech, Inc.*                                   132,000      2,583,240
                                                                  ------------
                                                                  $ 27,950,061
------------------------------------------------------------------------------
  Oil Services - 4.5%
    Cal Dive International, Inc.*                        53,490   $  1,166,082
    Dril-Quip, Inc.*                                    157,727      2,870,631
    Grant Pride Co., Inc.*                               57,900        680,325
    Grey Wolf, Inc.*                                     43,600        176,144
    Hydril Co.*                                          54,750      1,491,938
    National Oilwell, Inc.*                              65,000      1,430,000
    Pride International, Inc.*                          183,500      3,453,470
    Rowan Cos., Inc.*                                   194,000      4,345,600
    Superior Energy Services, Inc.*                      18,900        179,172
    Trico Marine Services, Inc.*                         61,500        241,080
    Varco International, Inc.*                          202,600      3,970,960
                                                                  ------------
                                                                  $ 20,005,402
------------------------------------------------------------------------------
  Oils - 1.9%
    Energy Partners Ltd.*                                29,100   $    336,105
    Forest Oil Corp.*                                   141,700      3,559,504
    Newfield Exploration Co.*                           118,386      4,445,394
                                                                  ------------
                                                                  $  8,341,003
------------------------------------------------------------------------------
  Personal Computers & Peripherals - 0.2%
    Synaptics, Inc.*                                     68,400   $    920,664
------------------------------------------------------------------------------
  Pharmaceuticals - 1.7%
    ICN Pharmaceuticals, Inc.                            51,600   $    864,816
    Inspire Phamaceutical, Inc.*                        105,200      1,136,160
    Medicis Pharmaceutical Corp.*                        34,055      1,930,918
    Pharmaceutical Product Development, Inc.*           103,775      2,981,456
    Vertex Pharmaceuticals, Inc.*                        48,200        703,720
                                                                  ------------
                                                                  $  7,617,070
------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    A.H. Belo Corp.                                      58,700   $  1,312,532
    Bowne & Company, Inc.                                22,300        290,569
    John Wiley & Sons, Inc.                              15,900        416,580
    Lee Enterprises, Inc.                                77,900      2,923,587
    McClatchy Co.                                        45,000      2,592,900
    Playboy Enterprises, Inc., "B"*                      93,000      1,264,800
    Scholastic Corp.*                                     7,047        209,860
                                                                  ------------
                                                                  $  9,010,828
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    American Financial Realty Trust                     104,900   $  1,564,059
------------------------------------------------------------------------------
  Restaurants - 3.7%
    Brinker International, Inc.*                         52,000   $  1,873,040
    California Pizza Kitchen, Inc.*                     165,350      3,555,025
    Outback Steakhouse, Inc.                             84,690      3,302,910
    P.F. Chang's China Bistro, Inc.*                      3,800        186,998
    Panera Bread Co.*                                    58,800      2,352,000
    Prime Hospitality Corp.*                            250,000      1,677,500
    The Cheesecake Factory, Inc.*                        90,200      3,237,278
                                                                  ------------
                                                                  $ 16,184,751
------------------------------------------------------------------------------
  Retail - 6.2%
    A.C. Moore Arts & Crafts, Inc.*                      90,700   $  1,816,721
    Big 5 Sporting Goods Corp.*                          28,300        354,599
    Charming Shoppes, Inc.*                             430,000      2,137,100
    Guitar Center, Inc.*                                 36,900      1,070,100
    Hot Topic, Inc.*                                     49,000      1,318,590
    O ' Reilly Automotive, Inc.*                         87,910      2,935,315
    PETCO Animal Supplies, Inc.*                        149,210      3,243,825
    PETsMART, Inc.*                                     294,800      4,914,316
    Pier 1 Imports, Inc.                                123,045      2,510,118
    Regis Corp.                                         149,495      4,342,830
    Sharper Image Corp.*                                 16,100        439,047
    Too, Inc.*                                          127,600      2,583,900
                                                                  ------------
                                                                  $ 27,666,461
------------------------------------------------------------------------------
  Telecommunications - 2.4%
    ADTRAN, Inc.*                                        53,700   $  2,754,273
    Advanced Fibre Communications, Inc.*                208,770      3,396,688
    Emulex Corp.*                                        91,600      2,085,732
    F5 Networks, Inc.*                                   15,700        264,545
    McDATA Corp., "A"*                                   44,500        652,815
    McDATA Corp., "B"*                                  101,000      1,464,500
                                                                  ------------
                                                                   $10,618,553
------------------------------------------------------------------------------
  Transportation - 0.4%
    C.H. Robinson Worldwide, Inc.                        23,575   $    838,327
    Dynamex, Inc.*                                       25,000        166,250
    UTI Worldwide, Inc.                                  26,700        832,773
                                                                  ------------
                                                                  $  1,837,350
------------------------------------------------------------------------------
  Trucking - 3.0%
    Heartland Express, Inc.*                            127,477   $  2,836,363
    J.B. Hunt Transport Services, Inc.*                  44,095      1,664,586
    Knight Transportation, Inc.*                        124,235      3,093,452
    Swift Transportation, Inc.*                         160,050      2,980,131
    Werner Enterprises, Inc.                            119,045      2,523,754
                                                                  ------------
                                                                  $ 13,098,286
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $380,122,773
------------------------------------------------------------------------------
Foreign Stocks - 2.9%
  Bermuda - 0.1%
    Stewart Wp & Co Ltd (Broker & Asset Managers)        11,600   $    259,840
------------------------------------------------------------------------------
  Canada - 1.8%
    ATI Technologies, Inc. (Electronics)*               109,400   $  1,115,880
    Open Text Corp. (Computer Software)*                 91,200      2,576,400
    Zarlink Semiconductor, Inc. (Electronics)*          806,205      4,184,204
                                                                  ------------
                                                                  $  7,876,484
------------------------------------------------------------------------------
  France - 0.2%
    Business Objects S.A., ADR
     (Computer Software - Systems)*                      35,100   $    770,445
------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    02Micro International Ltd. (Electronics)*            50,900   $    819,999
------------------------------------------------------------------------------
  Israel
    Audio Codes Ltd. (Electronics)*                      25,300   $    116,633
------------------------------------------------------------------------------
  Mexico - 0.1%
    Grupo Aeroportuario del Sureste S.A. de C.V.,
     ADR (Transportation)                                46,990   $    687,464
------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Willis Group Holdings Ltd. (Insurance)               75,000   $  2,306,250
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 12,837,115
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $351,487,242)                      $392,959,888
------------------------------------------------------------------------------
Short-Term Obligations - 11.7%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                        $ 9,455   $  9,455,000
    General Electric Capital Corp., due 7/01/03          10,261     10,261,000
    General Motors Acceptance Corp., due 7/07/03            300        299,928
    Federal Home Loan Bank, due 7/01/03                  31,994     31,994,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 52,009,928
------------------------------------------------------------------------------
Total Investments (Identified Cost, $403,497,170)                 $444,969,816
Other Assets, Less Liabilities - (0.3)%                             (1,465,846)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $443,503,970
------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $403,497,170)            $444,969,816
  Receivable for investments sold                                    11,634,855
  Receivable for series shares sold                                   2,049,408
  Interest and dividends receivable                                     112,305
                                                                   ------------
      Total assets                                                 $458,766,384
                                                                   ------------
Liabilities:
  Payable to custodian                                             $     16,613
  Payable for investments purchased                                  13,854,763
  Payable for series shares reacquired                                1,320,412
  Payable to affiliates -
    Management fee                                                       32,677
    Reimbursement fee                                                    31,058
    Distribution fee                                                      6,256
    Administrative fee                                                      635
                                                                   ------------
      Total liabilities                                            $ 15,262,414
                                                                   ------------
Net assets                                                         $443,503,970
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $538,346,135
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  41,472,646
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (135,013,045)
  Accumulated net investment loss                                    (1,301,766)
                                                                   ------------
      Total                                                        $443,503,970
                                                                   ------------
Shares of beneficial interest outstanding                           37,834,363
                                                                    ----------
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $204,060,733 / 17,345,240 shares of beneficial
    interest outstanding)                                             $11.76
                                                                      ------
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $239,443,237 / 20,489,123 shares of beneficial
    interest outstanding)                                             $11.69
                                                                      ------
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment gain:
  Income -
    Dividends                                                  $    544,603
    Interest                                                        334,303
    Foreign taxes withheld                                             (337)
                                                               ------------
      Total investment income                                  $    878,569
                                                               ------------
  Expenses -
    Management fee                                             $  1,639,610
    Trustees' compensation                                            5,085
    Shareholder servicing agent fee                                  64,081
    Distribution fee (Service Class)                                244,660
    Administrative fee                                               31,881
    Custodian fee                                                    94,703
    Printing                                                         15,440
    Auditing fees                                                    17,696
    Legal fees                                                        1,367
    Miscellaneous                                                       782
                                                               ------------
      Total expenses                                           $  2,115,305
    Fees paid indirectly                                             (4,338)
    Reimbursement of expenses to investment adviser                  69,368
                                                               ------------
      Net expenses                                             $  2,180,335
                                                               ------------
        Net investment loss                                    $ (1,301,766)
                                                               ------------
  Realized and unrealized loss on investments:
    Realized loss (identified cost basis) -
      Investment transactions                                  $(18,745,308)
      Foreign currency transactions                                      (9)
                                                               ------------
        Net realized loss on investments and foreign
         currency transactions                                 $(18,745,317)
                                                               ------------
  Change in unrealized appreciation on investments             $ 67,782,284
                                                               ------------
        Net realized and unrealized gain on investments
         and foreign currency                                  $ 49,036,967
                                                               ------------
          Increase in net assets from operations               $ 47,735,201
                                                               ------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED             YEAR ENDED
                                                                        JUNE 30, 2003      DECEMBER 31, 2002
                                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $  (1,301,766)         $  (2,138,105)
  Net realized loss on investments and foreign currency transactions     (18,745,317)           (82,519,873)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                           67,782,284            (40,928,297)
                                                                       -------------          -------------
    Increase (decrease) in net assets from operations                  $  47,735,201          $(125,586,275)
                                                                       -------------          -------------
Net increase in net assets from series share transactions              $  61,585,966          $ 141,399,060
                                                                       -------------          -------------
    Total increase in net assets                                       $ 109,321,167          $  15,812,785
Net assets:
  At beginning of period                                               $ 334,182,803          $ 318,370,018
                                                                       -------------          -------------
  At end of period (including accumulated net investment loss of
    $1,301,766 and $0, respectively)                                   $ 443,503,970          $ 334,182,803
                                                                       -------------          -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
---------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                          SIX MONTHS ENDED       ---------------------------------------------------------      DECEMBER 31,
                             JUNE 30, 2003             2002            2001            2000           1999            1998**
                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $10.44           $15.27          $16.61          $17.27         $10.22            $10.00
                                    ------           ------          ------          ------         ------            ------
Income from investment operations# -
  Net investment loss(S)            $(0.03)          $(0.07)         $(0.09)         $(0.08)        $(0.09)           $(0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              1.35            (4.76)          (0.74)          (0.26)          7.53              0.26
                                    ------           ------          ------          ------         ------            ------
      Total from investment
        operations                  $ 1.32           $(4.83)         $(0.83)         $(0.34)        $ 7.44            $ 0.22
                                    ------           ------          ------          ------         ------            ------
Less distributions declared
to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions           $ --             $ --            $(0.35)         $(0.32)        $(0.39)           $ --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --               --             (0.16)           --             --                --
                                    ------           ------          ------          ------         ------            ------
      Total distributions
        declared to
        shareholders                $ --             $ --            $(0.51)         $(0.32)        $(0.39)           $ --
                                    ------           ------          ------          ------         ------            ------
Net asset value - end of
  period                            $11.76           $10.44          $15.27          $16.61         $17.27            $10.22
                                    ------           ------          ------          ------         ------            ------
Total return                         12.74%++        (31.63)%         (5.03)%         (1.99)%        73.41%             2.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          1.07%+           1.05%           1.06%           1.08%          1.17%             1.17%+
  Net investment loss                (0.58)%+         (0.56)%         (0.61)%         (0.48)%        (0.72)%           (0.74)%+
Portfolio turnover                      77%              90%             63%             65%           185%              130%
Net assets at end of period
  (000 Omitted)                   $204,061         $157,863        $194,098        $145,113        $18,115            $1,138

(S) From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series, exclusive of management fees, at not more than 0.15% of the average net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:


    Net investment loss             $(0.03)          $ --  *         $(0.09)         $(0.09)        $(0.25)           $(0.28)
    Ratios (to average net assets):
      Expenses##                      1.03%+           --  *           1.09%           1.11%          2.49%             5.22%+
      Net investment loss            (0.54)%+          --  *          (0.64)%         (0.51)%        (2.04)%           (4.79)%+
  * Reimbursement amount did not impact per share amount or ratios.
 ** For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                  SIX MONTHS ENDED        ------------------------------       DECEMBER 31,
                                                     JUNE 30, 2003              2002                2001             2000**
                                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $10.38            $15.22              $16.59             $17.73
                                                            ------            ------              ------             ------
Income from investment operations# -
  Net investment loss(S)                                    $(0.04)           $(0.09)             $(0.12)            $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          1.35             (4.75)              (0.75)             (1.07)
                                                            ------            ------              ------             ------
      Total from investment operations                      $ 1.31            $(4.84)             $(0.87)            $(1.14)
                                                            ------            ------              ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                   $ --              $ --                $(0.34)            $ --
  In excess of net realized gain on investments and
    foreign currency transactions                             --                --                 (0.16)              --
                                                            ------            ------              ------             ------
      Total distributions declared to shareholders          $ --              $ --                $(0.50)            $ --
                                                            ------            ------              ------             ------
Net asset value - end of period                             $11.69            $10.38              $15.22             $16.59
                                                            ------            ------              ------             ------
Total return                                                 12.62%++         (31.80)%             (5.25)%            (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.32%+            1.28%               1.26%              1.26%+
  Net investment loss                                        (0.83)%+          (0.78)%             (0.82)%            (0.67)%+
Portfolio turnover                                              77%               90%                 63%                65%
Net assets at end of period (000 Omitted)                 $239,443          $176,319            $124,272            $42,304

(S) Through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series, exclusive of management and distribution fees, at not more than 0.15% of the average net assets. Effective May 1,
    2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment loss                                     $(0.04)           $ --  *             $(0.12)            $(0.08)
    Ratios (to average net assets):
      Expenses##                                              1.28%+            --  *               1.29%              1.29%+
      Net investment loss                                    (0.79)%+           --  *              (0.85)%            (0.70)%+
 * Reimbursement amount did not impact per share amount or ratios.
** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003 there were 135 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2003 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $3,110 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $1,228 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                       DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------

Distributions declared from:
  Ordinary income                               $  --                $6,491,642
  Long-term capital gain                           --                   257,831
                                                --------             ----------
                                                $  --                $6,749,473
                                                --------             ----------

As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Capital loss carryforward      $(114,154,928)
              Unrealized depreciation          (28,422,438)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($29,003,244) and December 31, 2010 ($85,151,684).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series average daily net assets. Prior to May 1, 2003, the fund had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution fees. The fund in turn paid MFS an expense reimbursement fee not greater than 0.15% of average net assets. This expense reimbursement agreement expired on May 1, 2003.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the, series' average daily net assets:

              First $2 billion                    0.0175%
              Next $2.5 billion                   0.0130%
              Next $2.5 billion                   0.0005%
              In excess of $7 billion             0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $219,896,973 and $158,090,059, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $405,609,970
                                                                 ------------

Gross unrealized appreciation                                    $ 50,088,824
Gross unrealized depreciation                                     (10,728,978)
                                                                 ------------

    Net unrealized appreciation                                  $ 39,359,846
                                                                 ------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund series shares were as follows:

Initial Class shares
                                            SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                           -------------------------------   -------------------------------
                                                  SHARES            AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                    8,407,953       $90,705,421      10,595,000      $131,955,375
Shares reacquired                             (6,187,747)      (66,462,572)     (8,180,281)      (99,719,860)
                                               ---------       -----------       ---------       -----------
    Net increase                               2,220,206       $24,242,849       2,414,719       $32,235,515
                                               ---------       -----------       ---------       -----------

Service Class shares
                                            SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                           -------------------------------   -------------------------------
                                                  SHARES            AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                    4,683,528       $49,621,057      14,581,504      $181,306,834
Shares reacquired                             (1,178,688)      (12,277,940)     (5,761,438)      (72,143,289)
                                               ---------       -----------       ---------       -----------
    Net increase                               3,504,840       $37,343,117       8,820,066      $109,163,545
                                               ---------       -----------       ---------       -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003 was $1,384. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2003 the series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.26% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                        DATE OF          SHARE
DESCRIPTION         ACQUISITION         AMOUNT           COST         VALUE
---------------------------------------------------------------------------
Autobytel, Inc.         6/20/03        205,800     $1,111,320    $1,144,660

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VND-SEM  8/03  57M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MID CAP
                GROWTH SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MIDCAP GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Eric B. Fischman+                                        business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTOR INFORMATION                                     touch-tone telephone.
For information on MFS mutual funds, call your
investment professional or, for an information           WORLD WIDE WEB
kit, call toll free: 1-800-637-2929 any business         www.mfs.com
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 17.96% and Service Class shares 17.86%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 18.74% over the same period for the series' benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of U.S. mid-cap growth stocks.

A FAVORABLE MARKET ENVIRONMENT TAKES HOLD
Worries of the impending war with Iraq and its potential economic impact dominated investor sentiment during the first two months of the period, contributing to a market downturn. Subsequently, evidence that the worst imaginable outcomes in Iraq had been avoided, together with better-than-expected first-quarter earnings reports and continued low interest rates, helped stocks register across-the-board gains over the full six-month period. All of the market sectors we track in the portfolio moved higher, as measured by the Russell MidCap Growth Index, with the technology and health care sectors showing the strongest returns.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

PERFORMANCE CONTRIBUTORS
The market's rally was fairly broad-based, and the results in our portfolio, which transitioned to a more diversified style in the third quarter of 2002, were reflective of this. We saw gains in almost every sector in which we were invested. Health care stocks, particularly biotech companies such as Medimmune and Genzyme, formed one of the portfolio's strongest-performing sectors. Our diverse health care holdings also included strong performers such as cost-containment firm Caremark Rx, Inc., and medical device manufacturer Guidant Corp.

Overall, stock selection was the lead factor behind the portfolio's returns. Internet travel firm Expedia, Inc. was our strongest-performing stock holding during the period, with satellite TV firm EchoStar, storage management software supplier VERITAS Software Corp., and semiconductor manufacturer Analog Devices also contributing to performance. Likewise, utilities and communication holdings such as wireless tower and broadcast infrastructure operators Crown Castle International Corp. and American Tower also led to gains.

DETRACTORS FROM PERFORMANCE
Stock selections also hurt performance during the period. Network management and security software vendor Network Associates missed its earnings estimates and struggled while being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced. Radio conglomerate Westwood One, Inc. was another disappointment. Fundamentals for Westwood One were challenging in the first half of this year, but we believe the upside for high growth is still solid. ChoicePoint, Inc., which provides risk management and fraud prevention information to insurance and Fortune 1000 companies, also fell during the period as a result of weaker than expected fundamentals. Despite the negative performance from these investments, we remain confident in the long-term fundamental outlook for these companies.

The portfolio's relative underperformance was also a result of our underweighted position in technology compared to the benchmark. We continue to build into a select group of technology companies where we believe fundamentals (earnings, cash flow, etc.) merit investment. For many companies in this sector, however, we feel the fundamentals picture remains uncertain. It is important to note that several of our strongest stock selections for the period were from this sector, as mentioned above.

DIVERSIFIED APPROACH
Overall, our decision to transition to a more-diversified and less-concentrated portfolio, with more companies represented in the series and smaller positions in individual companies, benefited our six-month returns. We expect to maintain our relatively diversified approach through the remainder of 2003, through our intention to position the portfolio broadly across industries.

    Respectfully,

/s/ Eric B. Fischman                             /s/ David E. Sette-Ducati

    Eric B. Fischman                                 David E. Sette-Ducati
    Portfolio Manager                                Portfolio Manager

Note to investors: In June 2002, the portfolio became team managed, with David
E. Sette-Ducati and Eric B.Fischman as managers. The portfolio was previously managed by Mark Regan.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, DC. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds the Certified Financial Analyst designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital

Commencement of investment operations: April 28, 2000

Class inception: Initial Class  April 28, 2000
                 Service Class  May 1, 2000

Size: $118.8 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                       6 Months    1 Year    3 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                 +17.96%    +4.31%    -50.09%    -46.20%
-------------------------------------------------------------------------------
Average Annual Total Return                --      +4.31%    -20.68%    -17.75%
-------------------------------------------------------------------------------

SERVICE CLASS
                                       6 Months    1 Year    3 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                 +17.86%    +3.94%    -50.39%    -46.62%
-------------------------------------------------------------------------------
Average Annual Total Return                --      +3.94%    -20.84%    -17.95%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                       6 Months    1 Year    3 Years      Life*
-------------------------------------------------------------------------------
Russell MidCap Growth Index#            +18.74%    +7.35%    -18.49%    -16.95%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, April 28, 2000, through June 30, 2003. Index information is from
    May 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 93.9%
--------------------------------------------------------------------------------
ISSUER                                               SHARES               VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 92.2%
  Aerospace & Defense - 0.3%
    Alliant Techsystems, Inc.*                        6,800        $    352,988
--------------------------------------------------------------------------------
  Airlines - 0.8%
    JetBlue Airways Corp.*                           22,100        $    934,609
--------------------------------------------------------------------------------
  Biotechnology - 6.0%
    Affymetrix, Inc.*                                10,100        $    199,071
    Biogen, Inc.*                                     8,100             307,800
    Celgene Corp.*                                   17,900             544,160
    Genzyme Corp.*                                   44,430           1,857,174
    Gilead Sciences, Inc.*                           14,600             811,468
    ICOS Corp.*                                      10,800             396,900
    IDEC Pharmaceuticals Corp.*                      40,300           1,370,200
    InterMune, Inc.*                                 10,630             171,249
    Medimmune, Inc.*                                 40,540           1,474,440
                                                                   ------------
                                                                   $  7,132,462
--------------------------------------------------------------------------------
  Business Services - 8.5%
    Apollo Group, Inc.*                               9,200        $    568,192
    BEA Systems, Inc.*                               92,500           1,004,550
    BearingPoint, Inc.*                              55,800             538,470
    BISYS Group, Inc.*                               80,110           1,471,621
    ChoicePoint, Inc.*                               31,400           1,083,928
    DST Systems, Inc.*                               39,700           1,508,600
    Getty Images, Inc.*                              13,900             574,070
    Manpower, Inc.                                   32,410           1,202,087
    Paychex, Inc.                                    17,300             507,063
    Robert Half International, Inc.*                 28,700             543,578
    Thermo Electron Corp.*                           27,200             571,744
    WebMD Corp.*                                     44,000             476,520
                                                                   ------------
                                                                   $ 10,050,423
--------------------------------------------------------------------------------
  Computer Services - 0.5%
    Apple Computer, Inc.*                            31,800        $    608,016
--------------------------------------------------------------------------------
  Computer Software - 2.7%
    Mercury Interactive Corp.*                       14,500        $    559,845
    VERITAS Software Corp.*                          94,130           2,698,707
                                                                   ------------
                                                                   $  3,258,552
--------------------------------------------------------------------------------
  Computer Software - Services - 1.5%
    SunGard Data Systems, Inc.*                      67,480        $  1,748,407
--------------------------------------------------------------------------------
  Conglomerates - 1.0%
    InterActiveCorp.*                                31,100        $  1,230,627
--------------------------------------------------------------------------------
  Consumer Goods & Services - 0.5%
    Energizer Holdings, Inc.*                        18,500        $    580,900
--------------------------------------------------------------------------------
  Electronics - 6.5%
    Agere Systems, Inc.*                            339,600        $    781,080
    Altera Corp.*                                    62,300           1,021,720
    Analog Devices, Inc.*                            42,500           1,479,850
    DuPont Photomasks, Inc.*                            120               2,259
    Lam Research Corp.*                              26,800             488,028
    Maxim Integrated Products, Inc.                  25,600             875,264
    Microchip Technology, Inc.                       26,000             640,380
    Novellus Systems, Inc.*                          52,850           1,935,420
    Xilinx, Inc.*                                    19,100             483,421
                                                                   ------------
                                                                   $  7,707,422
--------------------------------------------------------------------------------
  Entertainment - 0.8%
    MGM Mirage, Inc.*                                26,800        $    916,024
--------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Affiliated Managers Group, Inc.*                  9,700        $    591,215
    Legg Mason, Inc.                                  9,200             597,540
    Lehman Brothers Holdings, Inc.                   18,800           1,249,824
    Waddell & Reed Financial, Inc., "A"              12,200             313,174
                                                                   ------------
                                                                   $  2,751,753
--------------------------------------------------------------------------------
  Financial Services - 2.5%
    Ameritrade Holding Corp.*                        79,800        $    591,318
    E*TRADE Group, Inc.*                             42,500             361,250
    Investors Financial Services Corp.               56,200           1,630,362
    T. Rowe Price Group, Inc.                         9,600             362,400
                                                                   ------------
                                                                   $  2,945,330
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Hershey Foods Corp.                              15,700        $  1,093,662
--------------------------------------------------------------------------------
  Healthcare - 3.5%
    Caremark Rx, Inc.*                               91,300        $  2,344,584
    Weight Watchers International, Inc.*             40,930           1,861,906
                                                                   ------------
                                                                   $  4,206,490
--------------------------------------------------------------------------------
  Industrial - 1.0%
    Rockwell Automation, Inc.                        51,000        $  1,215,840
--------------------------------------------------------------------------------
  Insurance - 0.4%
    Arthur J. Gallagher & Co.                        15,530        $    422,416
--------------------------------------------------------------------------------
  Internet - 2.6%
    Expedia, Inc.*                                   27,500        $  2,100,450
    Monster Worldwide, Inc.*                         15,000             295,950
    Yahoo!, Inc.*                                    21,700             710,892
                                                                   ------------
                                                                   $  3,107,292
--------------------------------------------------------------------------------
  Internet Security - 1.6%
    Network Associates, Inc.*                        92,240        $  1,169,603
    Symantec Corp.*                                  17,700             776,322
                                                                   ------------
                                                                   $  1,945,925
--------------------------------------------------------------------------------
  Leisure - 0.8%
    Royal Caribbean Cruises Ltd.                     42,100        $    975,036
--------------------------------------------------------------------------------
  Manufacturing - 1.4%
    ITT Industries, Inc.                             18,100        $  1,184,826
    Mattel, Inc.                                      2,700              51,084
    Smurfit-Stone Container Corp.*                   30,900             402,627
                                                                   ------------
                                                                   $  1,638,537
--------------------------------------------------------------------------------
  Media - 4.0%
    Entercom Communications Corp.*                   24,150        $  1,183,592
    Hearst-Argyle Television, Inc.*                  26,210             678,839
    LIN TV Corp.*                                    11,200             263,760
    Univision Communications, Inc., "A"*             34,460           1,047,584
    Westwood One, Inc.*                              48,240           1,636,783
                                                                   ------------
                                                                   $  4,810,558
--------------------------------------------------------------------------------
  Medical & Health Products - 5.3%
    Apogent Technologies, Inc.*                      29,600        $    592,000
    DENTSPLY International, Inc.                     51,000           2,085,900
    Guidant Corp.                                    28,100           1,247,359
    Waters Corp.*                                    78,100           2,275,053
                                                                   ------------
                                                                   $  6,200,312
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.2%
    AmerisourceBergen Corp.                          18,000        $  1,248,300
    Cytyc Corp.*                                    135,322           1,423,587
    Health Management Associates, Inc., "A"          39,600             730,620
    Invitrogen Corp.*                                28,200           1,082,034
    Tenet Healthcare Corp.*                          48,000             559,200
                                                                   ------------
                                                                   $  5,043,741
--------------------------------------------------------------------------------
  Oil Services - 4.6%
    Baker Hughes, Inc.                               33,000        $  1,107,810
    BJ Services Co.*                                 42,600           1,591,536
    Cooper Cameron Corp.*                            19,020             958,228
    GlobalSantaFe Corp.                              42,800             998,952
    Noble Corp.*                                      1,100              37,730
    Smith International, Inc.*                       21,800             800,932
                                                                   ------------
                                                                   $  5,495,188
--------------------------------------------------------------------------------
  Pharmaceuticals - 1.8%
    Medicis Pharmaceutical Corp.                     13,800        $    782,460
    Mylan Laboratories, Inc.                         37,415           1,300,919
                                                                   ------------
                                                                   $  2,083,379
--------------------------------------------------------------------------------
  Printing & Publishing - 4.4%
    E.W. Scripps Co.                                 19,650        $  1,743,348
    McGraw-Hill Cos., Inc.                           15,790             978,980
    Meredith Corp.                                   21,910             964,040
    New York Times Co.                                6,490             295,295
    Tribune Co.                                      24,690           1,192,527
                                                                   ------------
                                                                   $  5,174,190
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Starwood Hotels & Resorts Co.                    28,800        $    823,392
--------------------------------------------------------------------------------
  Restaurants & Lodging - 3.1%
    Cheesecake Factory, Inc.*                        17,300        $    620,897
    Four Seasons Hotels, Inc.                        14,200             614,292
    Outback Steakhouse, Inc.                         44,500           1,735,500
    Starbucks Corp.*                                 27,930             684,844
                                                                   ------------
                                                                   $  3,655,533
--------------------------------------------------------------------------------
  Retail - 7.0%
    Family Dollar Stores, Inc.                       33,500        $  1,278,025
    Office Depot, Inc.*                              85,200           1,236,252
    PETsMART, Inc.*                                  77,600           1,293,592
    Talbots, Inc.                                    48,700           1,434,215
    Tiffany & Co.                                    53,710           1,755,243
    TJX Cos., Inc.                                   48,800             919,392
    Williams-Sonoma, Inc.*                           15,600             455,520
                                                                   ------------
                                                                   $  8,372,239
--------------------------------------------------------------------------------
  Special Products & Services - 1.9%
    Millipore Corp.*                                 52,000        $  2,307,240
--------------------------------------------------------------------------------
  Telecommunications - 4.7%
    ADTRAN, Inc.*                                    15,600        $    800,124
    Advanced Fibre Communications, Inc.*             44,690             727,106
    Amdocs Ltd.*                                     47,000           1,128,000
    EchoStar Communications Corp.*                   73,000           2,527,260
    Scientific-Atlanta, Inc.                         14,900             355,216
                                                                   ------------
                                                                   $  5,537,706
--------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.9%
    American Tower Corp., "A"*                      121,851        $  1,078,381
    Crown Castle International Corp.*               178,900           1,390,053
    Sprint Corp. (PCS Group)*                       161,300             927,475
                                                                   ------------
                                                                   $  3,395,909
--------------------------------------------------------------------------------
  Transportation - Services - 1.5%
    Expeditors International of Washington, Inc.     33,000        $  1,143,120
    Swift Transportation, Inc.*                      20,200             376,124
    Werner Enterprises, Inc.                         13,100             277,720
                                                                   ------------
                                                                   $  1,796,964
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $109,519,062
--------------------------------------------------------------------------------
Foreign Stocks - 1.7%
  Israel - 0.6%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                              13,300        $    757,169
--------------------------------------------------------------------------------
  Netherlands - 0.5%
    ASM Lithography Holding N.V. (Computer
      Software - Systems)*                           56,700        $    542,052
--------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Willis Group Holdings Ltd. (Insurance)           21,900        $    673,425
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $  1,972,646
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $98,776,113)                        $111,491,708
--------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
--------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                               (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                   $  1,979        $  1,979,000
    Federal National Mortgage Assn., due 7/01/03      1,720           1,720,000
    General Electric Capital Corp., due 7/01/03       2,388           2,388,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $  6,087,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $104,863,113)                  $117,578,708

Other Assets, Less Liabilities - 1.0%                                 1,199,562
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $118,778,270
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $104,863,113)            $117,578,708
  Cash                                                                      631
  Receivable for investments sold                                     1,612,432
  Receivable for series shares sold                                     960,180
  Dividends receivable                                                   23,919
                                                                   ------------
      Total assets                                                 $120,175,870
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,286,237
  Payable for series shares reacquired                                   69,068
  Payable to affiliates -
    Management fee                                                        7,266
    Shareholder servicing agent fee                                         339
    Distribution fee                                                        582
    Administrative fee                                                      170
  Accrued expenses and other liabilities                                 33,938
                                                                   ------------
      Total liabilities                                            $  1,397,600
                                                                   ------------
Net assets                                                         $118,778,270
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $146,070,946
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     12,715,667
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (39,816,034)
  Accumulated net investment loss                                      (192,309)
                                                                   ------------
      Total                                                        $118,778,270
                                                                   ------------
Shares of beneficial interest outstanding                            22,356,405
                                                                   ------------
Initial Class shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $95,102,658 / 17,872,009
    shares of beneficial interest outstanding)                       $5.32
                                                                     -----
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $23,675,612 / 4,484,396
    shares of beneficial interest outstanding)                       $5.28
                                                                     -----

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                       $   191,398
    Interest                                                             35,084
    Foreign taxes withheld                                               (3,426)
                                                                    -----------
      Total investment income                                       $   223,056
                                                                    -----------
  Expenses -
    Management fee                                                  $   324,750
    Trustees' compensation                                                1,479
    Shareholder servicing agent fee                                      15,155
    Distribution fee (Service Class)                                     21,496
    Administrative fee                                                    7,578
    Custodian fee                                                        36,395
    Printing                                                              5,707
    Postage                                                                  14
    Auditing fees                                                        17,041
    Legal fees                                                            1,149
    Miscellaneous                                                         8,399
                                                                    -----------
      Total expenses                                                $   439,163
    Fees paid indirectly                                                 (1,233)
    Reduction of expenses by investment adviser                         (22,565)
                                                                    -----------
      Net expenses                                                  $   415,365
                                                                    -----------
        Net investment loss                                         $  (192,309)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                         $   145,350
    Foreign currency transactions                                            48
                                                                    -----------
        Net realized gain on investments and foreign currency
          transactions                                              $   145,398
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $15,839,829
    Translation of assets and liabilities in foreign
      currencies                                                            (26)
                                                                    -----------
        Net unrealized gain on investments and foreign
          currency translation                                      $15,839,803
                                                                    -----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $15,985,201
                                                                    -----------
            Increase in net assets from operations                  $15,792,892
                                                                    -----------

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                                          JUNE 30, 2003           DECEMBER 31, 2002
                                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
    Net investment loss                                                   $   (192,309)               $   (245,512)
    Net realized gain (loss) on investments and foreign
      currency transactions                                                    145,398                 (35,995,932)
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                  15,839,803                    (428,038)
                                                                          ------------                ------------
      Increase (decrease) in net assets from operations                   $ 15,792,892                $(36,669,482)
                                                                          ------------                ------------
Net increase in net assets from series share transactions                 $ 31,696,749                $ 45,576,661
                                                                          ------------                ------------
      Total increase in net assets                                        $ 47,489,641                $  8,907,179
Net assets:
    At beginning of period                                                  71,288,629                  62,381,450
                                                                          ------------                ------------
    At end of period (including accumulated net investment loss
      of $192,309 and $0, respectively)                                   $118,778,270                $ 71,288,629
                                                                          ------------                ------------

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                          SIX MONTHS ENDED             --------------------------------        DECEMBER 31,
                                             JUNE 30, 2003                  2002                   2001               2000*
                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $  4.51               $  7.94                $  9.74              $10.00
                                                   -------               -------                -------              ------
Income from investment operations# -
  Net investment income (loss)(S)                  $ (0.01)              $ (0.02)               $ (0.02)             $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.82                 (3.41)                 (1.68)              (0.29)
                                                   -------               -------                -------              ------
    Total from investment operations               $  0.81               $ (3.43)               $ (1.70)             $(0.26)
                                                   -------               -------                -------              ------
Less distributions declared to shareholders -
  From net investment income                       $ --                  $ --                   $  (0.00)+++         $ --
  From net realized gain on investments and
    foreign currency transactions                    --                    --                     (0.05)               --
  In excess of net investment income                 --                    --                     (0.00)+++            --
  In excess of net realized gain on investments
    and foreign currency transactions                --                    --                     (0.05)               --
                                                   -------               -------                -------              ------
    Total distributions declared to
      shareholders                                 $ --                  $ --                   $  (0.10)            $ --
                                                   -------               -------                -------              ------
Net asset value - end of period                    $  5.32               $  4.51                $  7.94              $ 9.74
                                                   -------               -------                -------              ------
Total return                                         17.96%++             (43.20)%               (17.55)%             (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.92%+                0.90%                  0.91%               0.91%+
  Net investment income (loss)                       (0.40)%+              (0.34)%                (0.20)%              0.45%+
Portfolio turnover                                      45%                  144%                   105%                 84%
Net assets at end of period (000 Omitted)          $95,103               $56,909                $48,453              $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. Prior to May 1,
      2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
      Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                        $  (0.01)            $  (0.02)             $  (0.02)            $  (0.05)
        Ratios (to average net assets):
          Expenses##                                   0.97%+               0.91%                 0.96%                2.21%+
          Net investment loss                         (0.45)%+             (0.35)%               (0.25)%              (0.85)%+
  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                           SIX MONTHS ENDED            -------------------------------         DECEMBER 31,
                                              JUNE 30, 2003                 2002                  2001                2000*
                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $  4.48              $  7.92               $  9.72              $ 10.00
                                                    -------              -------               -------              -------
Income from investment operations# -
  Net investment income (loss)(S)                   $ (0.02)             $ (0.03)              $ (0.03)             $  0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.82                (3.41)                (1.67)               (0.30)
                                                    -------              -------               -------              -------
    Total from investment operations                $  0.80              $ (3.44)              $ (1.70)             $ (0.28)
                                                    -------              -------               -------              -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                   $ --                 $ --                  $  (0.05)            $ --
  In excess of net realized gain on investments
    and foreign currency transactions                 --                   --                    (0.05)               --
                                                    -------              -------               -------              -------
    Total distributions declared to shareholders    $ --                 $ --                  $  (0.10)            $ --
                                                    -------              -------               -------              -------
Net asset value - end of period                     $  5.28              $  4.48               $  7.92              $  9.72
                                                    -------              -------               -------              -------
Total return                                          17.86%++            (43.43)%              (17.63)%              (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.17%+               1.13%                 1.11%                1.11%+
  Net investment income (loss)                        (0.65)%+             (0.58)%               (0.32)%               0.25%+
Portfolio turnover                                       45%                 144%                  105%                  84%
Net assets at end of period (000 Omitted)           $23,676              $14,380               $13,929               $7,033

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. Prior to May 1,
      2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
      Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                        $  (0.02)            $  (0.03)             $  (0.03)            $  (0.07)
        Ratios (to average net assets):
          Expenses##                                   1.22%+               1.14%                 1.16%                2.41%+
          Net investment loss                         (0.70)%+             (0.59)%               (0.37)%              (1.05)%+

 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 31 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2003 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $569 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $664 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income         $  --               $304,553

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

              Capital loss carryforward             $(37,827,656)
              Unrealized depreciation                 (5,257,912)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($1,296,570) and December 31, 2010 ($36,531,086).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Until May 1, 2003, the series had a temporary expense reimbursement agreement whereby MFS had voluntarily agreed to pay all of the series operating expenses, exclusive of management and distribution fees. The fund in turn paid MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This expense reimbursement agreement expired on May 1, 2003. For the period ended April 30, 2003 aggregate unreimbursed expenses amounted to $22,565. MFS did not impose the total accumulated reimbursement fee of $86,518.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

              First $2 billion                  0.0175%
              Next $2.5 billion                 0.0130%
              Next $2.5 billion                 0.0005%
              In excess of $7 billion           0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $65,000,632 and $37,853,715, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $106,996,889
                                                                 ------------

Gross unrealized appreciation                                    $ 12,475,037
Gross unrealized depreciation                                      (1,893,218)
                                                                 ------------
    Net unrealized appreciation                                  $ 10,581,819
                                                                 ------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                            SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                            ------------------------------      ----------------------------
                                                   SHARES           AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                     6,352,056      $30,671,969       8,147,992      $ 45,555,401
Shares reacquired                              (1,112,084)      (5,257,663)     (1,614,993)       (8,020,977)
                                               ----------      -----------      ----------      ------------
    Net increase                                5,239,972      $25,414,306       6,532,999      $ 37,534,424
                                               ----------      -----------      ----------      ------------

Service Class shares
                                            SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                            ------------------------------      ----------------------------
                                                   SHARES           AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                     2,628,759      $12,599,177       7,160,150      $ 39,044,496
Shares reacquired                              (1,357,069)      (6,316,734)     (5,707,178)      (31,002,259)
                                               ----------      -----------      ----------      ------------
    Net increase                                1,271,690      $ 6,282,443       1,452,972      $  8,042,237
                                               ----------      -----------      ----------      ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $363. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                      VMG-SEM  8/03  2.2M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MONEY
                MARKET SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Edward L. O'Dette+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Terri A. Vittozzi+                                       (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTOR INFORMATION                                     touch-tone telephone.
For information on MFS mutual funds, call your
investment professional or, for an information           WORLD WIDE WEB
kit, call toll free: 1-800-637-2929 any business         www.mfs.com
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series provided a total return of 0.35% for Initial Class shares. This return, which includes the reinvestment of any dividend distributions, compares with a return of 0.26% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance.

A FAIRLY STABLE INTEREST RATE ENVIRONMENT
During the period, there was tremendous uncertainty within the marketplace as well as the geopolitical arena. High levels of jobless claims, volatile energy prices, and the war in Iraq all contributed to restrained business and consumer spending.

The U.S. Federal Reserve Board (the Fed) held short-term interest rates steady from January 1, 2003, through June 24. However, on June 25, the Fed cut the federal funds rate by 0.25% to 1.00%. The quarter of a percent reduction was less than the 0.50% that some investment professionals had anticipated. The smaller cut was viewed by many as a sign of optimism by the Fed. In fact, the Fed stated in its release that accompanied the cut, "Recent signs point to a firming in spending, markedly improved financial conditions, and labor and product markets that are stabilizing."

Low interest rates throughout the period led us to concentrate portfolio investments in high-quality commercial paper and asset-backed commercial paper. These short-term obligations typically yielded three to five basis points (0.03% to 0.05%) more than discount agency paper of similar maturity. On June 30, 2003, approximately 88% of the portfolio was invested in commercial paper and asset-backed commercial paper. The balance of the portfolio was invested in U.S. government and government-guaranteed issues.

LIMITED SUPPLY OF COMMERCIAL PAPER
The precarious nature of the economy caused companies to cut costs by reducing overhead, cutting the size of their workforce, and pulling back on merger and acquisition activity. As a result, companies had less need to finance debt through the commercial paper market, and supplies of commercial paper became limited. However, demand for all types of high-quality short-term debt, including commercial paper, was strong throughout the six-month reporting period.

Constricted supply and continued demand caused the money market yield curve to flatten. Investors were unable to earn additional yield by purchasing instruments with longer maturities. Given the flattened yield curve, we saw no compelling argument to invest in longer maturities. Until the Fed's interest rate cut in June, we had targeted an average maturity for the portfolio at about 50 days. After the cut, we revised our target maturity downward to 40 to 45 days.

COMMITMENT TO QUALITY
Regardless of market or economic conditions, we intend to maintain the portfolio's high quality as we focus on the series' objectives of income, capital preservation, and liquidity.


Respectfully,

/s/ Edward L. O'Dette                       /s/ Terri A. Vittozzi

    Edward L. O'Dette                           Terri A. Vittozzi
    Portfolio Manager                           Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Edward L. O'Dette is a portfolio manager at MFS Investment Management(R) (MFS(R)). He manages the money market portfolios of our mutual funds, offshore investment products, and variable annuities. Ed joined MFS in 1983 and has held various positions at MFS including wire order room clerk and account controller being named portfolio manager in April 2003. He attended Boston State College.

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore funds and variable annuities. Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in 2001. Terri earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $13.7 million as of June 30, 2003

KEY RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Commercial Paper - 87.9%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)               VALUE
-------------------------------------------------------------------------------------------------------------------
    Abbey National PLC, due 7/01/03                                                      $  537         $   537,000
    American Express Credit Corp., due 7/11/03                                              500             499,829
    Archer Daniels Midland Co., due 11/04/03                                                550             547,671
    Cargill, Inc., due 7/01/03                                                              537             537,000
    Citibank Credit Card Issuance Trust, due 7/08/03                                        500             499,879
    Citigroup, Inc., due 7/24/03                                                            600             599,517
    Coca-Cola Co., due 7/18/03                                                              300             299,833
    Coca-Cola Enterprises, Inc., due 8/11/03                                                500             499,305
    Dexia Delaware, due 7/29/03                                                             500             499,600
    Edison Asset Securitization LLC, due 8/11/03                                            540             539,311
    General Electric Capital Corp., due 7/01/03 - 8/12/03                                   538             537,531
    GovCo, Inc., due 7/18/03                                                                500             499,703
    HBOS Treasury Services PLC, due 8/28/03                                                 500             498,477
    HSBC America, Inc., due 9/04/03                                                         500             498,917
    Jupiter Securitization Corp., due 7/28/03                                               440             439,650
    Merrill Lynch & Co., Inc., due 7/01/03                                                  537             537,000
    New Center Asset Trust, due 9/15/03                                                     500             498,733
    Old Line Funding Corp., due 7/08/03                                                     500             499,882
    Park Avenue Receivables Corp., due 7/01/03                                              537             537,000
    Preferred Receivables Funding Corp., due 8/20/03                                        307             306,552
    Rabobank Nederland, due 7/01/03                                                         537             536,981
    Sheffield Receivables Corp., due 7/25/03                                                544             543,616
    Societe General North America, Inc., due 9/04/03                                        500             498,926
    UBS Finance, Inc., due 7/01/03                                                          537             537,000
-------------------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                                     $12,028,913
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 10.9%
-------------------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/29/03 - 2/26/04                                        $1,500         $ 1,493,750
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.0%
-------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 6/30/2003, due 7/01/2003, total to be received
      $4,000 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                  $    4         $     4,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                                          $13,526,663
Other Assets, Less Liabilities - 1.2%                                                                       158,772
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $13,685,435
-------------------------------------------------------------------------------------------------------------------
See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $13,526,663
  Cash                                                                       90
  Receivable for series shares sold                                     161,049
  Interest receivable                                                       546
  Other assets                                                              427
                                                                    -----------
      Total assets                                                  $13,688,775
                                                                    -----------
Liabilities:
  Distributions payable                                             $         2
  Payable for series shares reacquired                                    2,670
  Payable to affiliates -
    Management fee                                                          556
    Reimbursement fee                                                       112
                                                                    -----------
      Total liabilities                                             $     3,340
                                                                    -----------
Net assets (represented by paid-in capital)                         $13,685,435
                                                                    -----------
Shares of beneficial interest outstanding                            13,685,435
                                                                    -----------

Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $1.00
                                                                       -----
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $100,998
                                                                       --------
  Expenses -
    Management fee                                                     $ 38,801
    Trustees' compensation                                                  627
    Shareholder servicing agent fee                                       2,693
    Administrative fee                                                    1,339
    Custodian fee                                                         4,170
    Printing                                                              1,771
    Postage                                                                   4
    Auditing fees                                                        11,620
    Legal fees                                                              158
    Miscellaneous                                                         5,414
                                                                       --------
      Total expenses                                                   $ 66,597
    Fees paid indirectly                                                    (67)
    Reduction of expenses by investment adviser                         (19,968)
                                                                       --------
      Net expenses                                                     $ 46,562
                                                                       --------
        Net investment income                                          $ 54,436
                                                                       --------
See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                                         JUNE 30, 2003           DECEMBER 31, 2002
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to shareholders         $    54,436                $    240,365
                                                                           -----------                ------------
Series share (principal) transactions at net asset value of $1.00 per share -
  Net proceeds from sale of shares                                         $ 2,076,634                $ 10,663,365
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                            54,329                     240,320
  Cost of shares reacquired                                                 (5,451,172)                (14,604,206)
                                                                           -----------                ------------
      Total decrease in net assets                                         $(3,320,209)               $ (3,700,521)
Net assets:
  At beginning of period                                                    17,005,644                  20,706,165
                                                                           -----------                ------------
  At end of period                                                         $13,685,435                $ 17,005,644
                                                                           -----------                ------------
See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned on an investment in the series (assuming reinvestment of all distributions).
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED       --------------------------------------------------------------------------
                                 JUNE 30, 2003             2002             2001             2000           1999           1998
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period   $ 1.00           $ 1.00           $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                        ------           ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)              $ 0.00+++        $ 0.01           $ 0.04           $ 0.06         $ 0.05         $ 0.05
                                        ------           ------           ------           ------         ------         ------
Less distributions declared to shareholders
  from net investment income            $(0.00)+++       $(0.01)          $(0.04)          $(0.06)        $(0.05)        $(0.05)
                                        ------           ------           ------           ------         ------         ------
Net asset value - end of period         $ 1.00           $ 1.00           $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                        ------           ------           ------           ------         ------         ------
Total return                              0.35%++          1.31%            3.72%            5.93%          4.59%          4.91%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                              0.60%+           0.60%            0.61%            0.62%          0.61%          0.62%
  Net investment income                   0.70%+           1.30%            3.50%            5.76%          4.52%          4.76%
Net assets at end of period
  (000 Omitted)                        $13,685          $17,006          $20,706          $11,214        $11,426        $11,569

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income           $ 0.00+++        $ 0.01          $ 0.03          $ 0.05          $ 0.04          $ 0.05
        Ratios (to average net assets):
          Expenses##                      0.86%+           0.79%           0.85%           0.99%           0.88%           0.96%
          Net investment income           0.44%+           1.11%           3.26%           5.39%           4.25%           4.42%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (The Trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 7 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income         $240,365            $648,811

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $313,807.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion                    0.0175%
                    Next $2.5 billion                   0.0130%
                    Next $2.5 billion                   0.0005%
                    In excess of $7 billion             0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $214,846,100 and $218,286,100, respectively.

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003 was $44. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                      VMM-SEM  8/03  1.3M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) GLOBAL EQUITY
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 8.89% and Service Class shares 9.33%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 11.45% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index (the MSCI Index). The MSCI Index is a measure of the global stock market.

MARKET ENVIRONMENT
During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

DETRACTORS FROM PERFORMANCE
Broadly speaking, we think a significant portion of the market's performance over the period came from sharp rebounds in stocks that had fallen dramatically over the previous year. Those earlier declines had been caused by balance sheet issues or poor earnings and/or cash flow outlooks. We did not own many of those stocks because they did not fit our strategy of investing in companies that we believe will deliver above-average earnings growth with reasonable volatility over the longer term. For that reason, we did not participate in some of the market's advance over the period, and the portfolio modestly underperformed its benchmark.

More specifically, the portfolio's underweighting in technology stocks, compared to the MSCI Index, hurt relative performance when that sector rallied. Not owning Intel and Cisco Systems, for example, held back results as those bellwether technology firms delivered strong stock performance. We maintained an underweighted position in technology stocks because we felt, and continued to feel at the end of the period, that technology company valuations in general were a bit high in comparison to their longer-term earnings and cash flow outlooks.

Several holdings in the basic materials sector also detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of sales in U.S. dollars when converted back into euros.

Our position in Akzo Nobel, a Netherlands-based chemical and pharmaceutical firm, declined as the company experienced problems with its drug business. By period-end, we had sold Akzo Nobel out of the portfolio. BOC Group, a U.K.- based industrial gases firm, was another basic materials holding that lost ground over the period.

In addition, several consumer staples positions held back performance as the market, in our view, rotated to favor stocks that were seen as more aggressive issues. Consumer staples holdings that underperformed over the period included Anglo-Dutch food and consumer products conglomerate Unilever, U.K.-based food and cleaning products giant Reckitt Benckiser, Japanese cosmetics firm Shiseido, and U.K.-based spirits manufacturer Diageo.

CONTRIBUTORS TO PERFORMANCE
Retailing was the portfolio's strongest sector over the period. The key contributors to performance were our overweighted positions in American sporting goods manufacturer Nike, British clothing retailer Next, and American do-it-yourself chain Home Depot.

Several holdings in the utilities & communications sector also helped relative performance. Iberdrola, a Spanish electric utility, appreciated as the company delivered on earnings expectations. BCE, the parent company of Bell Canada, and Spanish telecom firm Telefonica also appreciated on good earnings news.

In the energy sector, performance benefited from our positions in Canadian oil and gas exploration and production firms Talisman Energy and Canadian Natural Resources. Avoiding several energy stocks that underperformed, including U.S.- based integrated energy firm Exxon Mobil, also helped relative performance. And in the financial services sector, our holding in Australia-based QBE Insurance did well as the company's reinsurance and property & casualty businesses benefited from a global trend toward higher policy pricing.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001.

He is a graduate of Amherst College and the MIT Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $11.8 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                      6 Months    1 Year    3 Years     Life*
-----------------------------------------------------------------------------
Cumulative Total Return                + 8.89%    -0.48%    -20.86%    -0.61%
-----------------------------------------------------------------------------
Average Annual Total Return               --      -0.48%    - 7.50%    -0.15%
-----------------------------------------------------------------------------

SERVICE CLASS
                                      6 Months    1 Year    3 Years     Life*
-----------------------------------------------------------------------------
Cumulative Total Return                + 9.33%    -0.11%    -20.26%    +0.15%
-----------------------------------------------------------------------------
Average Annual Total Return               --      -0.11%    - 7.27%    +0.04%
-----------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                      6 Months    1 Year    3 Years     Life*
-----------------------------------------------------------------------------
MSCI World Index#                      +11.45%    -1.89%    -12.58%    -6.44%
-----------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2003. Index information is from May 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 94.5%
---------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 62.6%
  Australia - 2.4%
    News Corp., Ltd. (Media)*                                                            15,350           $   115,436
    QBE Insurance Group Ltd. (Insurance)*                                                27,524               172,243
                                                                                                          -----------
                                                                                                          $   287,679
---------------------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                    720           $    63,728
---------------------------------------------------------------------------------------------------------------------
  Bermuda - 1.5%
    Ace Ltd. (Insurance)                                                                  5,240           $   179,680
---------------------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    BCE, Inc. (Telecommunications)                                                        6,654           $   152,442
    Canadian National Railway Co. (Railroads)                                             1,845                89,040
    Canadian Natural Resources Ltd. (Oil Services)                                        1,690                67,001
    Talisman Energy, Inc. (Oils)                                                          1,060                48,084
                                                                                                          -----------
                                                                                                          $   356,567
---------------------------------------------------------------------------------------------------------------------
  France - 12.2%
    Aventis S.A. (Pharmaceuticals)                                                        1,990           $   109,666
    Bouygues S.A. (Construction)                                                          1,670                46,179
    Cap Gemini S.A. (Computer Services)                                                   2,320                82,513
    Carrefour S.A. (Supermarket)                                                          2,490               122,241
    France Telecom S.A. (Telecommunications)*                                             5,140               126,286
    L'Air Liquide S.A. (Gas)                                                              1,930               286,600
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                    4,340               254,596
    Societe Television Francaise 1 (Media)                                                1,760                54,255
    STMicroelectronics N.V. (Electronics)                                                 4,050                85,064
    Total Fina Elf S.A., "B" (Oils)                                                       1,840               278,526
                                                                                                          -----------
                                                                                                          $ 1,445,926
---------------------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Bayerische Motoren Werke AG (Automotive)                                              2,440           $    94,021
---------------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    Esprit Asia Holdings Ltd. (Consumer Goods & Services)                                 4,000           $     9,797
---------------------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Irish Life & Permanent PLC (Financial Institutions)                                   6,870           $    74,281
---------------------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Snam Rete Gas S.p.A. (Natural Gas)                                                   17,840           $    70,180
---------------------------------------------------------------------------------------------------------------------
  Japan - 7.7%
    Canon, Inc. (Business Machines)                                                       3,000           $   137,917
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                                    11,200               127,461
    DDI Corp. (Telecommunications)                                                           22                85,353
    Honda Motor Co., Ltd. (Automotive)                                                    3,800               144,258
    Japan Telecom Holdings Co., Ltd. (Telecommunications)                                    20                60,907
    Nissan Motor Co. (Automotive)                                                        10,900               104,403
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                                        1,000                31,037
    Shiseido Co., Ltd. (Consumer Products)                                                4,000                38,947
    Sony Corp. (Electronics)                                                              1,700                47,941
    Takeda Chemical Industries Co. (Pharmaceuticals)                                        900                33,265
    Tokyo Broadcasting System, Inc. (Broadcasting)                                        3,200                39,060
    Tokyo Gas Co., Ltd. (Gas)                                                            19,000                54,691
                                                                                                          -----------
                                                                                                          $   905,240
---------------------------------------------------------------------------------------------------------------------
  Netherlands - 3.4%
    Elsevier N.V. (Publishing)                                                           18,490           $   218,424
    Unilever N.V. (Consumer Products)                                                     3,400               182,715
                                                                                                          -----------
                                                                                                          $   401,139
---------------------------------------------------------------------------------------------------------------------
  Norway - 1.0%
    DNB Holding ASA (Banks & Credit Cos.)                                                15,900           $    78,468
    Gjensidige NOR ASA (Financial Services)                                               1,000                35,003
                                                                                                          -----------
                                                                                                          $   113,471
---------------------------------------------------------------------------------------------------------------------
  Singapore - 2.3%
    DBS Group Holdings Ltd. (Financial Services)                                         16,530           $    96,697
    Haw Par Corp Ltd. (Conglomerate)                                                        204                   503
    Singapore Telecommunications Ltd. (Telecommunications)                              113,000                96,907
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                      11,000                77,467
                                                                                                          -----------
                                                                                                          $   271,574
---------------------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Samsung Electronics (Electronics)                                                        90           $    26,748
---------------------------------------------------------------------------------------------------------------------
  Spain - 2.4%
    Iberdrola S.A. (Utilities - Electric)                                                 6,890           $   119,513
    Telefonica S.A. (Telecommunications)                                                 14,329               166,632
                                                                                                          -----------
                                                                                                          $   286,145
---------------------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Hennes & Mauritz (Apparel & Textiles)                                                 4,400           $   101,261
---------------------------------------------------------------------------------------------------------------------
  Switzerland - 6.8%
    Nestle S.A. (Food & Beverage Products)                                                  671           $   138,757
    Novartis AG (Medical & Health Products)                                               6,540               259,355
    Syngenta AG (Chemicals)                                                               2,960               148,701
    Synthes-Stratec, Inc. (Medical & Health Products)                                       184               132,459
    UBS AG (Financial Services)                                                           2,238               124,766
                                                                                                          -----------
                                                                                                          $   804,038
---------------------------------------------------------------------------------------------------------------------
  United Kingdom - 16.2%
    AstraZeneca Group PLC (Medical & Health Products)                                     2,240           $    89,971
    BOC Group PLC (Chemicals)                                                            15,490               199,067
    BP Amoco PLC (Oils)                                                                  18,747               130,223
    British Sky Broadcasting Group PLC (Broadcasting)                                     7,250                80,469
    Capital Radio PLC (Broadcasting)                                                      3,050                25,963
    Diageo PLC (Food & Beverage Products)*                                               23,846               255,015
    GlaxoSmithKline PLC (Medical Products & Pharmaceuticals)                              5,430               109,767
    Granada Compass PLC (Media)                                                          92,710               139,449
    Kingfisher PLC (Retail)*                                                             31,352               143,676
    NEXT PLC (Retail)                                                                     6,910               117,242
    Reckitt Benckiser PLC (Consumer Goods & Services)                                    15,820               290,776
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                                4,432               124,536
    Vodafone Group PLC (Telecommunications)                                              71,130               139,321
    William Hill PLC (Gaming)                                                            14,530                68,568
                                                                                                          -----------
                                                                                                          $ 1,914,043
---------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                      $ 7,405,518
---------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 31.9%
  Apparel & Textiles - 0.9%
    Nike, Inc., "B"                                                                       2,100           $   112,329
---------------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.8%
    SouthTrust Corp.                                                                      3,290           $    89,488
    SunTrust Banks, Inc.                                                                  2,030               120,460
                                                                                                          -----------
                                                                                                          $   209,948
---------------------------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Hewlett-Packard Co.                                                                   4,880           $   103,944
    International Business Machines Corp.                                                   870                71,775
                                                                                                          -----------
                                                                                                          $   175,719
---------------------------------------------------------------------------------------------------------------------
  Business Services - 0.7%
    ARAMARK Corp.*                                                                        3,790           $    84,972
---------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Air Products & Chemicals, Inc.                                                        2,540           $   105,664
---------------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Microsoft Corp.                                                                       4,870           $   124,721
    Symantec Corp.*                                                                         980                42,983
                                                                                                          -----------
                                                                                                          $   167,704
---------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    Network Associates, Inc.*                                                             4,390           $    55,665
    Peoplesoft, Inc.*                                                                     3,080                54,177
                                                                                                          -----------
                                                                                                          $   109,842
---------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.6%
    Alberto Culver Co.                                                                    1,340           $    68,474
---------------------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    ConocoPhillips                                                                        1,669           $    91,461
---------------------------------------------------------------------------------------------------------------------
  Entertainment - 3.1%
    AOL Time Warner, Inc.*                                                               13,900           $   223,651
    Viacom, Inc., "B"*                                                                    3,280               143,205
                                                                                                          -----------
                                                                                                          $   366,856
---------------------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Citigroup, Inc.                                                                       3,480           $   148,944
    Merrill Lynch & Co., Inc.                                                             2,440               113,899
                                                                                                          -----------
                                                                                                          $   262,843
---------------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.0%
    J.M. Smucker Co.                                                                      1,860           $    74,196
    PepsiCo, Inc.                                                                         3,530               157,085
                                                                                                          -----------
                                                                                                          $   231,281
---------------------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.4%
    Praxair, Inc.                                                                         2,720           $   163,472
---------------------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    MetLife, Inc.                                                                         2,740           $    77,597
    St. Paul Cos., Inc.                                                                   1,130                41,256
                                                                                                          -----------
                                                                                                          $   118,853
---------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.9%
    Waters Corp.*                                                                         3,540           $   103,120
---------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.4%
    AmerisourceBergen Corp.                                                               1,000           $    69,350
    Johnson & Johnson Co.                                                                 3,370               174,229
    Pfizer, Inc.                                                                          3,070               104,841
    Schering Plough Corp.                                                                 3,190                59,334
                                                                                                          -----------
                                                                                                          $   407,754
---------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    Lincare Holdings, Inc.*                                                               2,790           $    87,913
---------------------------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Burlington Northern Santa Fe Railway Co.                                              2,080           $    59,155
    Union Pacific Corp.                                                                     830                48,157
                                                                                                          -----------
                                                                                                          $   107,312
---------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.3%
    Yum! Brands, Inc.*                                                                    5,360           $   158,442
---------------------------------------------------------------------------------------------------------------------
  Retail - 1.8%
    Home Depot, Inc.                                                                      3,710           $   122,875
    TJX Cos., Inc.                                                                        4,930                92,881
                                                                                                          -----------
                                                                                                          $   215,756
---------------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.4%
    Thermo Electron Corp.*                                                                2,200           $    46,244
---------------------------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    BellSouth Corp.                                                                       4,440           $   118,237
    Verizon Communications, Inc.                                                          3,520               138,864
                                                                                                          -----------
                                                                                                          $   257,101
---------------------------------------------------------------------------------------------------------------------
  Transportation - 1.1%
    Fedex Corp.                                                                           2,040           $   126,541
---------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                         $ 3,779,601
---------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,312,187)                                                               $11,185,119
---------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.3%
---------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at Amortized Cost                   $     866           $   866,000
---------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 11.8%
---------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES
---------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at Identified Cost                  1,396,852           $ 1,396,852
---------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,575,039)                                                          $13,447,971

Other Assets, Less Liabilities - (13.6)%                                                                   (1,611,668)
---------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                       $11,836,303
---------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $1,351,113 of securities
    on loan (identified cost, $12,575,039)                          $13,447,971
  Cash                                                                    1,380
  Foreign currency, at value (identified cost, $1,224)                    1,211
  Receivable for investments sold                                        25,459
  Receivable for series shares sold                                      70,879
  Interest and dividends receivable                                      13,773
                                                                    -----------
      Total assets                                                  $13,560,673
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $   326,169
  Payable for series shares reacquired                                      234
  Collateral for securities loaned, at value                          1,396,852
  Payable to affiliates -
    Management fee                                                          914
    Reimbursement fee                                                       201
                                                                    -----------
      Total liabilities                                             $ 1,724,370
                                                                    -----------
Net assets                                                          $11,836,303
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $12,353,077
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        872,995
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,444,434)
  Accumulated undistributed net investment income                        54,665
                                                                    -----------
      Total                                                         $11,836,303
                                                                    -----------
Shares of beneficial interest outstanding                            1,279,294
                                                                     ---------
Initial Class shares:
  Net asset value per share
    (net assets of $11,836,284 / 1,279,292 shares of
    beneficial interest outstanding)                                   $9.25
                                                                       -----
Service Class shares:
  Net asset value per share
    (net assets of $19.23 / 2.053 shares of beneficial
    interest outstanding)                                              $9.37
                                                                       -----
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $ 112,117
    Interest                                                              4,858
    Foreign taxes withheld                                               (9,570)
                                                                      ---------
      Total investment income                                         $ 107,405
                                                                      ---------
  Expenses -
    Management fee                                                    $  45,204
    Trustees' compensation                                                  625
    Shareholder servicing agent fee                                       1,575
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                      791
    Custodian fee                                                        23,965
    Postage                                                                   3
    Auditing fees                                                        17,341
    Legal fees                                                              632
    Miscellaneous                                                         3,141
                                                                      ---------
      Total expenses                                                  $  93,277
    Fees paid indirectly                                                    (71)
    Reduction of expenses by investment adviser                         (41,157)
                                                                      ---------
      Net expenses                                                    $  52,049
                                                                      ---------
        Net investment income                                         $  55,356
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                           $ (48,234)
    Foreign currency transactions                                        (2,011)
                                                                      ---------
      Net realized loss on investments and foreign currency
        transactions                                                  $ (50,245)
                                                                      ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $ 904,181
    Translation of assets and liabilities in foreign
      currencies                                                           (184)
                                                                      ---------
      Net unrealized gain on investments and foreign
        currency translation                                          $ 903,997
                                                                      ---------
        Net realized and unrealized gain on investments and
          foreign currency                                            $ 853,752
                                                                      ---------
          Increase in net assets from operations                      $ 909,108
                                                                      ---------
* Amount was less than $1.

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED                 YEAR ENDED
                                                                            JUNE 30, 2003          DECEMBER 31, 2002
                                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $    55,356                 $   32,480
  Net realized loss on investments and foreign currency
    transactions                                                                  (50,245)                  (850,585)
  Net unrealized gain on investments and foreign
    currency translation                                                          903,997                     81,354
                                                                              -----------                 ----------
    Increase (decrease) in net assets from operations                         $   909,108                 $ (736,751)
                                                                              -----------                 ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                  $    (5,842)                $  (32,001)
  From net investment income (Service Class)                                         --                           (0)*
                                                                              -----------                 ----------
      Total distributions declared to shareholders                            $    (5,842)                $  (32,001)
                                                                              -----------                 ----------
Net increase in net assets from series share transactions                     $ 3,569,022                 $2,510,009
                                                                              -----------                 ----------
      Total increase in net assets                                            $ 4,472,288                 $1,741,257
Net assets:
  At beginning of period                                                        7,364,015                  5,622,758
                                                                              -----------                 ----------
  At end of period (including accumulated undistributed net
    investment income of $54,665 and $5,151, respectively)                    $11,836,303                 $7,364,015
                                                                              -----------                 ----------
* Amount was less than $(1).

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED             ------------------------------------           PERIOD ENDED
                                        JUNE 30, 2003             2002            2001            2000     DECEMBER 31, 1999*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $ 8.50           $ 9.69          $10.80          $12.04                 $10.00
                                               ------           ------          ------          ------                 ------
Income from investment operations# -
  Net investment income(S)                     $ 0.05           $ 0.05          $ 0.04          $ 0.09                 $ 0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency          0.71            (1.20)          (1.11)          (0.93)                  2.34
                                               ------           ------          ------          ------                 ------
      Total from investment operations         $ 0.76           $(1.15)         $(1.07)         $(0.84)                $ 2.37
                                               ------           ------          ------          ------                 ------
Less distributions declared to shareholders -
  From net investment income                   $(0.01)          $(0.04)         $(0.03)         $(0.05)                $(0.02)
  From net realized gain on investments and
    foreign currency transactions                --               --              --             (0.22)                 (0.31)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             (0.01)          (0.13)                  --
                                               ------           ------          ------          ------                 ------
      Total distributions declared to
        shareholders                           $(0.01)          $(0.04)         $(0.04)         $(0.40)                $(0.33)
                                               ------           ------          ------          ------                 ------
Net asset value - end of period                $ 9.25           $ 8.50          $ 9.69          $10.80                 $12.04
                                               ------           ------          ------          ------                 ------
Total return                                     8.89%++        (11.89)%         (9.95)%         (7.09)%                23.83%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.15%+           1.15%           1.16%           1.19%                  1.31%+
  Net investment income                          1.23%+           0.54%           0.44%           0.78%                  0.37%+
Portfolio turnover                                 25%             148%             71%            101%                    68%
Net assets at end of period (000 Omitted)     $11,836           $7,364          $5,623          $4,669                 $1,651

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)           $ 0.01           $(0.04)         $(0.06)         $(0.09)                $(0.18)
        Ratios (to average net assets):
          Expenses##                             2.06%+           2.10%           2.22%           2.78%                  4.39%+
          Net investment income (loss)           0.32%+          (0.41)%         (0.62)%         (0.81)%                (2.71)%+
 * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED         --------------------------------             PERIOD ENDED
                                             JUNE 30, 2003               2002                  2001       DECEMBER 31, 2000*
                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.57              $ 9.72                $10.79                   $11.69
                                                  ------              ------                ------                   ------
Income from investment operations# -
  Net investment income(S)                        $ 0.04              $ 0.01                $ 0.06                   $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                0.76               (1.14)                (1.11)                   (0.75)
                                                  ------              ------                ------                   ------
      Total from investment operations            $ 0.80              $(1.13)               $(1.05)                  $(0.70)
                                                  ------              ------                ------                   ------
Less distributions declared to shareholders -
  From net investment income                      $ --                $(0.02)               $(0.01)                  $(0.04)
  From net realized gain on investments
    and foreign currency transactions               --                  --                    --                      (0.10)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                  --                   (0.01)                   (0.06)
                                                  ------              ------                ------                   ------
      Total distributions declared to
        shareholders                              $ --                $(0.02)               $(0.02)                  $(0.20)
                                                  ------              ------                ------                   ------
Net asset value - end of period                   $ 9.37              $ 8.57                $ 9.72                   $10.79
                                                  ------              ------                ------                   ------
Total return                                        9.33%++           (11.65)%               (9.76)%                  (7.53)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.40%+              1.40%                 1.36%                    1.37%+
  Net investment income                             0.83%+              0.15%                 0.59%                    0.75%+
Portfolio turnover                                    25%                148%                   71%                     101%
Net assets at end of period                          $19                $148                  $168                     $187

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees.
      In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                       $(0.00)+++          $(0.07)               $(0.05)                  $(0.07)
        Ratios (to average net assets):
          Expenses##                                2.31%+              2.35%                 2.42%                    2.96%+
          Net investment loss                      (0.08)%+            (0.80)%               (0.47)%                  (0.84)%+
  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 8 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $44 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $27 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:
                                       DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                              $32,001                $19,998
                                                 -------                -------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

           Undistributed ordinary income                 $   5,766
           Capital loss carryforward                      (668,143)
           Unrealized depreciation                        (757,048)
           Other temporary differences                        (615)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

           EXPIRATION DATE                             CARRYFORWARD
           --------------------------------------------------------
           December 31, 2009                             $(306,860)
           December 31, 2010                              (361,283)
                                                         ---------
               Total                                     $(668,143)
                                                         ---------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $13,719.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

           First $2 billion                             0.0175%
           Next $2.5 billion                            0.0130%
           Next $2.5 billion                            0.0005%
           In excess of $7 billion                      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $5,638,574 and $2,180,682, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $13,301,085
                                                                 -----------
Gross unrealized appreciation                                    $   285,125
Gross unrealized depreciation                                       (138,239)
                                                                 -----------
    Net unrealized appreciation                                  $   146,886
                                                                 -----------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                               SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                               ------------------------------      ----------------------------
                                                      SHARES           AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                          575,652      $ 4,917,619       1,599,007      $ 14,091,991
Shares issued to shareholders in
  reinvestment of distributions                          676            5,841           3,776            32,001
Shares reacquired                                   (163,706)      (1,354,291)     (1,316,559)      (11,613,983)
                                                    --------      -----------      ----------      ------------
    Net increase                                     412,622      $ 3,569,169         286,224      $  2,510,009
                                                    --------      -----------      ----------      ------------

Service Class shares
                                               SIX MONTHS ENDED JUNE 30, 2003
                                               ------------------------------
                                                      SHARES           AMOUNT
-----------------------------------------------------------------------------
Shares sold                                            2.053      $     20.00
Shares reacquired                                    (17.316)         (166.58)
                                                    --------      -----------
    Net decrease                                     (15.263)     $   (146.58)
                                                    --------      -----------

For the fiscal year ended December 31, 2002, the series had no Service Class share activity.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $39. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                    VGE-SEM  8/03   15.6M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) VALUE SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTOR INFORMATION                                     touch-tone telephone.
For information on MFS mutual funds, call your
investment professional or, for an information           WORLD WIDE WEB
kit, call toll free: 1-800-637-2929 any business         www.mfs.com
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six month ended June 30, 2003, Initial Class shares of the series provided a total return of 7.66% and Service Class shares returned 7.62%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 11.57% over the same period for the series' benchmark, the Russell 1000 Value Index, which measures the performance of large-cap U.S. value stocks.

MARKET ENVIRONMENT
In the first half of 2003, investors enjoyed a better six-month period than had been experienced in several years. Nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as the pessimism that pervaded markets in late 2002 and early 2003 appeared to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of several factors: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought riskier asset classes -- such as stocks -- that offered potentially higher returns.

DETRACTORS FROM PERFORMANCE
Stocks in the leisure, basic materials, and financial services sectors detracted the most from our performance relative to the index. However, all three sectors did provide positive real returns to the portfolio. In the leisure sector, we were harmed by not owning stocks like Comcast Corp. and Cendant Corp, both of which are measured by the series' benchmark and performed well during the period.

Our biggest detractor in basic materials was our position in Syngenta, a Swiss firm that produces crop protection products and farming seeds. The stock performed poorly during the period and is not tracked by the series benchmark. In the financial services sector, the series suffered relative to the benchmark by not owning JP Morgan Chase & Co., a company whose stock posted positive returns over the period. Our position in Federal National Mortgage Assn., meanwhile, performed positively over the period, but not as well as the benchmark or other stocks in the sector and had a negative overall effect on the performance of the portfolio.

In addition, we feel many of the value stocks that performed the best over the period were typically lower-quality stocks that also posed higher risk for investors. While this series does seek undervalued stocks, we do have a quality focus and were not invested in many of the lower-quality companies that provided higher returns over the period. Many of these low-quality companies were on the verge of bankruptcy. They attracted investors hoping that a stabilizing economy would produce a significant change in their future outlooks. In our view, many of these stocks have become overvalued because some of their fundamental underpinnings are not very strong.

CONTRIBUTORS TO PERFORMANCE
The series fared well in industrial goods & services and in the retailing sector. In the industrial goods & services sector, the portfolio benefited because we avoided a position in companies such as Lockheed Martin and General Dynamics. These stocks are tracked by the benchmark and performed poorly during the period. Among the industrial stocks we did own, we had an overweight position relative to the benchmark in Caterpillar Inc. and the stock provided solid positive returns.

As measured by the series' benchmark, the retailing sector was an overall positive one during the period. While we had an underweight position in this sector, we benefited from our stock selection and had better overall performance in this sector than did the benchmark. Retailing holdings such as Home Depot and Nike provided strong relative returns to the portfolio and were sold out of the series by period end, as we took some profits in those stocks.

    Respectfully,

/s/ Steven R. Gorham                                /s/ Lisa B. Nurme

    Steven R. Gorham                                    Lisa B. Nurme
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Steven R. Gorham, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS in 1989 as a teleservices representative and became a member of the Financial Advisor Division sales desk in 1991. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management. She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation and reasonable income.

Commencement of investment operations: January 2, 2002

Class inception: Initial Class  January 2, 2002
                 Service Class  January 2, 2002

Size: $25.5 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                                   6 Months    1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +7.66%    -4.90%     -7.09%
--------------------------------------------------------------------------------
Average Annual Total Return                            --      -4.90%     -4.82%
--------------------------------------------------------------------------------

SERVICE CLASS
                                                   6 Months    1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +7.62%    -4.95%     -7.23%
--------------------------------------------------------------------------------
Average Annual Total Return                            --      -4.95%     -4.91%
--------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                   6 Months    1 Year      Life*
--------------------------------------------------------------------------------
Russell 1000 Value Index#                           +11.57%    -1.02%     -3.87%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 2, 2002, through June 30, 2003.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involve risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 93.9%
---------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.2%
  Aerospace & Defense - 0.9%
    Northrop Grumman Corp.                                                                2,490           $   214,862
---------------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.9%
    Bank America Corp.                                                                    9,069           $   716,723
    Bank One Corp.                                                                        4,660               173,259
    FleetBoston Financial Corp.                                                          16,873               501,297
    National City Corp.                                                                   7,792               254,876
    SouthTrust Corp.                                                                      5,990               162,928
    SunTrust Banks, Inc.                                                                  8,773               520,590
    Wachovia Corp.                                                                        4,859               194,165
                                                                                                          -----------
                                                                                                          $ 2,523,838
---------------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Guidant Corp.                                                                         1,940           $    86,116
    Waters Corp.*                                                                         3,460               100,790
                                                                                                          -----------
                                                                                                          $   186,906
---------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.0%
    Cox Communications, Inc.*                                                             6,020           $   192,038
---------------------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                                                 1,330           $   109,725
    Motorola, Inc.                                                                       20,260               191,052
                                                                                                          -----------
                                                                                                          $   300,777
---------------------------------------------------------------------------------------------------------------------
  Chemicals - 3.6%
    Air Products & Chemicals, Inc.                                                        6,606           $   274,810
    Dow Chemical Co.                                                                      7,530               233,129
    Lyondell Petrochemical Co.                                                            3,810                51,549
    PPG Industries, Inc.                                                                  7,066               358,529
                                                                                                          -----------
                                                                                                          $   918,017
---------------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    Microsoft Corp.                                                                       7,890           $   202,063
---------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.0%
    Altria Group, Inc.                                                                   14,961           $   679,828
    Kimberly-Clark Corp.                                                                  6,958               362,790
    The Procter & Gamble Co.                                                              2,567               228,925
                                                                                                          -----------
                                                                                                          $ 1,271,543
---------------------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Smurfit-Stone Container Corp.*                                                        8,600           $   112,058
---------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Emerson Electric Co.                                                                  3,160           $   161,476
---------------------------------------------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                                                           7,696           $   159,954
    Novellus Systems, Inc.*                                                               1,630                59,692
    Texas Instruments, Inc.                                                               7,084               124,679
                                                                                                          -----------
                                                                                                          $   344,325
---------------------------------------------------------------------------------------------------------------------
  Energy - 2.7%
    ConocoPhillips                                                                        8,540           $   467,992
    Energy East Corp.                                                                     7,238               150,261
    Equitable Resources, Inc.                                                             1,420                57,851
                                                                                                          -----------
                                                                                                          $   676,104
---------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    AOL Time Warner, Inc.*                                                               11,400           $   183,426
    Viacom, Inc., "B"*                                                                    8,599               375,432
                                                                                                          -----------
                                                                                                          $   558,858
---------------------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.1%
    American Express Co.                                                                  1,487           $    62,171
    Citigroup, Inc.                                                                      20,650               883,820
    Fannie Mae                                                                            8,024               541,139
    Goldman Sachs Group, Inc.                                                             6,312               528,630
    Merrill Lynch & Co., Inc.                                                             6,225               290,583
                                                                                                          -----------
                                                                                                          $ 2,306,343
---------------------------------------------------------------------------------------------------------------------
  Financial Services - 2.1%
    Mellon Financial Corp.                                                               19,061           $   528,943
---------------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 5.9%
    Archer-Daniels-Midland Co.                                                           28,404           $   365,560
    H. J. Heinz Co.                                                                       5,250               173,145
    Kellogg Co.                                                                          17,020               584,977
    PepsiCo, Inc.                                                                         7,348               326,986
    Tyson Foods, Inc.                                                                     4,900                52,038
                                                                                                          -----------
                                                                                                          $ 1,502,706
---------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.5%
    Bowater, Inc.                                                                         2,820           $   105,609
    International Paper Co.                                                               7,649               273,299
                                                                                                          -----------
                                                                                                          $   378,908
---------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.4%
    Starwood Hotels & Resorts Worldwide, Inc.                                             3,870           $   110,643
---------------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.3%
    Praxair, Inc.                                                                         1,278           $    76,808
---------------------------------------------------------------------------------------------------------------------
  Insurance - 5.8%
    Allstate Corp.                                                                       10,485           $   373,790
    Chubb Corp.                                                                           3,175               190,500
    Hartford Financial Services Group, Inc.                                               4,323               217,706
    MetLife, Inc.                                                                        11,573               327,748
    The St. Paul Cos., Inc.                                                               3,376               123,258
    Travelers Property Casualty Corp.                                                    15,430               245,337
                                                                                                          -----------
                                                                                                          $ 1,478,339
---------------------------------------------------------------------------------------------------------------------
  Machinery - 2.3%
    Caterpillar, Inc.                                                                     2,284           $   127,128
    Deere & Co.                                                                           9,799               447,814
                                                                                                          -----------
                                                                                                          $   574,942
---------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.1%
    Abbott Laboratories, Inc.                                                             6,977           $   305,314
    Johnson & Johnson Co.                                                                 5,760               297,792
    Pfizer, Inc.                                                                         17,189               587,004
    Schering Plough Corp.                                                                19,300               358,980
                                                                                                          -----------
                                                                                                          $ 1,549,090
---------------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.6%
    Alcoa, Inc.                                                                          10,442           $   266,271
    Phelps Dodge Corp.*                                                                   3,866               148,222
                                                                                                          -----------
                                                                                                          $   414,493
---------------------------------------------------------------------------------------------------------------------
  Oil Services - 2.8%
    Baker Hughes, Inc.                                                                    4,380           $   147,037
    Noble Corp.*                                                                          6,687               229,364
    Schlumberger Ltd.                                                                     7,142               339,745
                                                                                                          -----------
                                                                                                          $   716,146
---------------------------------------------------------------------------------------------------------------------
  Oils - 5.1%
    Chevron Texaco Corp.                                                                  3,160           $   228,152
    Devon Energy Corp.                                                                    3,160               168,744
    Exxon Mobil Corp.                                                                    21,078               756,911
    Unocal Corp.                                                                          5,273               151,282
                                                                                                          -----------
                                                                                                          $ 1,305,089
---------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.6%
    Gannett Co., Inc.                                                                     4,268           $   327,825
    Tribune Co.                                                                           6,830               329,889
                                                                                                          -----------
                                                                                                          $   657,714
---------------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    3M Co.                                                                                  194           $    25,022
---------------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                                                          12,130           $   202,328
    Safeway, Inc.*                                                                        6,610               135,241
                                                                                                          -----------
                                                                                                          $   337,569
---------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 5.3%
    BellSouth Corp.                                                                      21,098           $   561,840
    SBC Communications, Inc.                                                             14,990               382,994
    Verizon Communications, Inc.                                                          5,430               214,213
                                                                                                          -----------
                                                                                                          $ 1,159,047
---------------------------------------------------------------------------------------------------------------------
  Transportation - 1.0%
    Union Pacific Corp.                                                                   4,170           $   241,943
---------------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    FPL Group, Inc.                                                                       1,834           $   122,603
    NSTAR Co.                                                                             3,888               177,098
    PPL Corp.                                                                             3,080               132,440
    TXU Corp.                                                                             5,660               127,067
                                                                                                          -----------
                                                                                                          $   559,208
---------------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Keyspan Corp.                                                                         2,990           $   105,996
    National Fuel Gas Co.                                                                 5,620               146,401
    WGL Holdings, Inc.                                                                    2,317                61,864
                                                                                                          -----------
                                                                                                          $   314,261
---------------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    AT&T Corp.                                                                            2,476           $    47,663
---------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                         $21,947,742
---------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 7.7%
  France - 0.8%
    Total Fina S.A., ADR (Oils)                                                           2,771           $   210,042
---------------------------------------------------------------------------------------------------------------------
  Switzerland - 2.3%
    Novartis AG (Medical & Health Products)                                               7,980           $   316,460
    Syngenta AG (Chemicals)                                                               5,494               276,001
                                                                                                          -----------
                                                                                                          $   592,461
---------------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.6%
    BP Amoco PLC, ADR (Oils)                                                             13,531           $   568,573
    Diageo PLC (Food & Beverage Products)*                                               11,540               123,412
    Reed International PLC (Printing & Publishing)                                       41,298               344,208
    Rio Tinto Group PLC (Metals & Mining)*                                                6,730               126,814
                                                                                                          -----------
                                                                                                          $ 1,163,007
---------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                      $ 1,965,510
---------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $22,494,245)                                                               $23,913,252
---------------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.8%
---------------------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Motorola, Inc., 7s                                                                    2,747           $    89,552
---------------------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Chubb Corp., 7s                                                                         420           $    10,941
    Travelers Property Casualty Corp., 4.5s                                               2,314                55,536
                                                                                                          -----------
                                                                                                          $    66,477
---------------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    TXU Corp., 8.75s                                                                      1,727           $    57,164
---------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $203,011)                                            $   213,193
---------------------------------------------------------------------------------------------------------------------

Preferred Stock - 0.1%
---------------------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.1%
    Northrop Grumman Corp., 7.25s (Identified Cost, $34,318)                                350           $    35,612
---------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.9%
---------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at Amortized Cost                   $   1,247           $ 1,247,000
---------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $23,978,574)                                                          $25,409,057

Other Assets, Less Liabilities - 0.3%                                                                          68,259
---------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                       $25,477,316
---------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,978,574)              $25,409,057
  Cash                                                                      941
  Receivable for investments sold                                        98,080
  Receivable for series shares sold                                     423,775
  Dividends receivable                                                   39,617
                                                                    -----------
      Total assets                                                  $25,971,470
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $   489,939
  Payable for series shares reacquired                                    2,187
  Payable to affiliates -
    Management fee                                                        1,548
    Reimbursement fee                                                       105
    Distribution fee (Service Class)                                        171
  Accrued expenses and other liabilities                                    204
                                                                    -----------
      Total liabilities                                             $   494,154
                                                                    -----------
Net assets                                                          $25,477,316
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $23,962,629
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,430,572
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (21,203)
  Accumulated undistributed net investment income                       105,318
                                                                    -----------
      Total                                                         $25,477,316
                                                                    -----------
Shares of beneficial interest outstanding                            2,749,558
                                                                     ---------
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $17,082,199 / 1,842,473
    shares of beneficial interest outstanding)                         $9.27
                                                                       -----
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $8,395,117 / 907,085
    shares of beneficial interest outstanding)                         $9.26
                                                                       -----

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  173,697
    Interest                                                              5,342
    Foreign taxes withheld                                               (2,169)
                                                                     ----------
      Total investment income                                        $  176,870
                                                                     ----------
  Expenses -
    Management fee                                                   $   53,444
    Trustees' compensation                                                  623
    Shareholder servicing agent fee                                       2,421
    Distribution fee (Service Class)                                      6,846
    Administrative fee                                                    1,211
    Custodian fee                                                        17,104
    Printing                                                              5,144
    Postage                                                                  13
    Auditing fees                                                        17,666
    Legal fees                                                              527
    Miscellaneous                                                         4,914
                                                                     ----------
      Total expenses                                                 $  109,913
    Fees paid indirectly                                                    (38)
    Reduction of expenses by investment adviser                         (38,906)
                                                                     ----------
      Net expenses                                                   $   70,969
                                                                     ----------
        Net investment income                                        $  105,901
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $  108,394
    Foreign currency transactions                                         1,231
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $  109,625
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $1,522,105
    Translation of assets and liabilities in foreign currencies              51
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $1,522,156
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $1,631,781
                                                                     ----------
          Increase in net assets from operations                     $1,737,682
                                                                     ----------

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED               PERIOD ENDED
                                                                            JUNE 30, 2003         DECEMBER 31, 2002*
                                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $   105,901                 $   33,930
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  109,625                   (130,569)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                 1,522,156                    (91,584)
                                                                              -----------                 ----------
    Increase (decrease) in net assets from operations                         $ 1,737,682                 $ (188,223)
                                                                              -----------                 ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                  $   (23,448)                $     --
  From net investment income (Service Class)                                      (11,324)                      --
                                                                              -----------                 ----------
    Total distributions declared to shareholders                              $   (34,772)                $     --
                                                                              -----------                 ----------
Net increase in net assets from series share transactions                     $14,541,727                 $9,420,902
                                                                              -----------                 ----------
    Total increase in net assets                                              $16,244,637                 $9,232,679
Net assets:
  At beginning of period                                                        9,232,679                       --
                                                                              -----------                 ----------
  At end of period (including accumulated undistributed net investment
    income of $105,318 and $34,189, respectively)                             $25,477,316                 $9,232,679
                                                                              -----------                 ----------

* For the period from the commencement of the series' investment operations, January 2, 2002 through
  December 31, 2002.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
---------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED               PERIOD ENDED
                                                                       JUNE 30, 2003         DECEMBER 31, 2002*
                                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $ 8.63                     $10.00
                                                                              ------                     ------
Income from investment operations#(S) -
  Net investment income(S)                                                    $ 0.07                     $ 0.16
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                            0.59                      (1.53)
                                                                              ------                     ------
    Total from investment operations                                          $ 0.66                     $(1.37)
                                                                              ------                     ------
Less distributions declared to shareholders from net investment
  income                                                                      $(0.02)                    $ --
                                                                              ------                     ------
Net asset value - end of period                                               $ 9.27                     $ 8.63
                                                                              ------                     ------
Total return                                                                    7.66%++                  (13.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                    0.90%+                     0.90%+
  Net investment income                                                         1.60%+                     1.89%+
Portfolio turnover                                                                31%                       102%
Net assets at end of period (000 Omitted)                                    $17,082                     $5,497

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss)
      per share and the ratios would have been:
        Net investment income (loss)                                          $ 0.05                     $(0.01)
        Ratios (to average net assets):
          Expenses##                                                            1.45%+                     2.94%+
          Net investment income (loss)                                          1.05%+                    (1.15)%+
 * For the period from the commencement of the series' investment operations, January 2, 2002, through
   December 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED               PERIOD ENDED
                                                                       JUNE 30, 2003         DECEMBER 31, 2002*
                                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $ 8.62                     $10.00
                                                                              ------                     ------
Income from investment operations#(S) -
  Net investment income(S)                                                    $ 0.06                     $ 0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                            0.60                      (1.50)
                                                                              ------                     ------
    Total from investment operations                                          $ 0.66                     $(1.38)
                                                                              ------                     ------
Less distributions declared to shareholders from net investment
  income                                                                      $(0.02)                    $ --
                                                                              ------                     ------
Net asset value - end of period                                               $ 9.26                     $ 8.62
                                                                              ------                     ------
Total return                                                                    7.62%++                  (13.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                    1.15%+                     1.15%+
  Net investment income                                                         1.37%+                     1.44%+
Portfolio turnover                                                                31%                       102%
Net assets at end of period (000 Omitted)                                     $8,395                     $3,735

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income
      (loss) per share and the ratios would have been:
        Net investment income (loss)                                          $ 0.03                     $(0.05)
        Ratios (to average net assets):
          Expenses##                                                            1.70%+                     3.19%+
          Net investment income (loss)                                          0.82%+                    (0.60)%+
 * For the period from the commencement of the series' investment operations, January 2, 2002, through
   December 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Value Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 23 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income          $  34,129
                Capital loss carryforward                (23,643)
                Unrealized depreciation                 (198,709)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $80,648.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                    0.0175%
                Next $2.5 billion                   0.0130%
                Next $2.5 billion                   0.0005%
                In excess of $7 billion             0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $18,069,445 and $4,186,901, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $24,085,759
                                                                    -----------
Gross unrealized appreciation                                       $ 1,433,966
Gross unrealized depreciation                                          (110,668)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,323,298
                                                                    -----------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003        PERIOD ENDED DECEMBER 31, 2002*
                                      ------------------------------        -------------------------------
                                             SHARES           AMOUNT                SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               1,387,747      $12,007,676               815,192      $ 7,101,923
Shares issued to shareholders in
  reinvestment of distributions               2,698           23,448                --             --
Shares reacquired                          (185,327)      (1,578,834)             (177,837)      (1,555,474)
                                          ---------      -----------             ---------      -----------
    Net increase                          1,205,118      $10,452,290               637,355      $ 5,546,449
                                          ---------      -----------             ---------      -----------

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003        PERIOD ENDED DECEMBER 31, 2002*
                                       -----------------------------        -------------------------------
                                             SHARES           AMOUNT                SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               1,160,973       $9,891,540               899,776      $ 8,024,842
Shares issued to shareholders in
  reinvestment of distributions               1,305           11,324                --             --
Shares reacquired                          (688,612)      (5,813,427)             (466,357)      (4,150,389)
                                       ------------   --------------           -----------   --------------
    Net increase                            473,666       $4,089,437               433,419      $ 3,874,453
                                       ------------   --------------           -----------   --------------

* For the period from the commencement of the series investment operations, January 2, 2002, through
  December 31, 2002.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $73. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                    VLU-SEM  8/03    565C

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) EMERGING
                GROWTH SERIES

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


MFS(R) EMERGING GROWTH SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Dale A. Dutile+                                          business day from 9 a.m. to 5 p.m. Eastern time.
Eric B. Fischman+                                        (To use this service, your phone must be equipped
John E. Lathrop+                                         with a Telecommunications Device for the Deaf).
David E. Sette-Ducati+
                                                         For share prices, account balances, exchanges or
CUSTODIAN                                                stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
225 Franklin Street, Boston, MA 02110                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)


July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the Series" Initial Class shares provided a total return of 16.37%, and Service Class shares returned 16.36%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 13.49% over the same period for the series" benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. growth stocks.

MARKET ENVIRONMENT
During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. as well as overseas stock markets their best quarter in many years.

Looking at the global economy, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates; relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

CONTRIBUTORS TO PERFORMANCE
Health care was the series" strongest-performing sector over the six-month period. Our strategy of underweighting large-cap pharmaceutical firms helped relative performance as they generally underperformed other areas in the health care sector. We were underweighted, relative to the Russell Index, in large-cap pharmaceutical firms because we felt their earnings growth was hindered by relatively weak pipelines of new drugs and by patent expirations on existing drugs -- which opened the door for cheaper generic substitutions.

We overweighted other areas within health care that we felt offered more growth potential. That approach benefited results as specialty pharmaceutical, biotech, and health care services holdings performed relatively well. Stocks that helped performance included Teva Pharmaceutical, which specializes in generic drugs, and biotech firms Genzyme and Gilead Sciences. In the health care services area, pharmacy benefits managers (PBMs) Caremark Rx and Express Scripts did well. PBMs are firms that manage employee drug benefits to help employers control health care costs.

Stock selection and an overweighted position also led to strong results in the leisure sector. Relative to our benchmark, our best-performing holding in this area was satellite broadcaster EchoStar, which grew its customer base, lowered the cost of adding new subscribers, and decreased customer turnover. Cendant's stock did well as the firm's various travel-related businesses rebounded when fighting in Iraq subsided.

Another area of strength was the utilities and communications sector, where Crown Castle International and American Tower, two firms that rent antenna towers to cellular telephone companies, performed strongly. Although these tower firms had seen their share prices plunge with the bursting of the telecom bubble, our research indicated that their businesses still had long- term potential, and our belief in these out-of-favor firms was rewarded over the period.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE
In the industrial goods and services sector, our positions in Lockheed Martin and Northrop Grumman held back performance as those stocks declined over the period. Stock selection among retailers was also negative for performance. Bad weather, high gas prices, and tough year-over-year sales comparisons set back a host of companies in this group, including Nordstrom, which we sold during the period, as well as Office Depot and Kohl's.

In the technology sector, our position in software firm PeopleSoft declined in value despite Oracle's offer to acquire the company at a premium and other factors that looked positive to us, such as a healthy balance sheet and a strong competitive position. We sold our PeopleSoft position before period-end. In addition, not owning semiconductor manufacturer Intel hurt relative performance, as the bellwether technology stock climbed during the second-quarter 2003 rally. In the consumer staples sector, our holding in Pepsi Bottling Group also hurt performance.

     Respectfully,

 /s/ Dale A. Dutile                            /s/ Eric B. Fischman

     Dale A. Dutile                                Eric B. Fischman
     Portfolio Manager                             Portfolio Manager

 /s/ John E. Lathrop                           /s/ David E. Sette-Ducati

     John E. Lathrop                               David E. Sette-Ducati
     Portfolio Manager                             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS" PROFILES

Dale A. Dutile is Senior Vice President of MFS Investment Management(R) (MFS(R)). He joined MFS in 1994 as a research analyst and was named portfolio manager in 2000. Dale is a graduate of Boston College and has a master's degree from the MIT Sloan School of Management.

Eric Fischman, CFA, is a portfolio manager of MFS. Eric joined MFS as a research analyst in 2000 and was named portfolio manager in April 2002. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

John E. Lathrop, CFA, is Senior Vice President of MFS. John joined MFS in 1994 as a research analyst and was named portfolio manager in 1999. He is a graduate of Northwestern University, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

David E. Sette-Ducati is Senior Vice President of MFS. David joined MFS in 1995 as a research analyst and was named portfolio manager in 2000. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $796.9 million as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS SHARES

                                6 Months         1 Year       3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return          +16.37%         +1.09%       -57.81%       -19.59%       +63.68%
---------------------------------------------------------------------------------------------------
Average Annual Total Return         --           +1.09%       -25.00%       - 4.27%       + 6.41%
---------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES

                                6 Months         1 Year       3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return          +16.36%         +0.88%       -57.99%       -19.93%       +62.99%
---------------------------------------------------------------------------------------------------
Average Annual Total Return         --           +0.88%       -25.11%       - 4.35%       + 6.35%
---------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)

                                6 Months         1 Year       3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------
Russell 3000 Growth Index#       +13.49%         +2.79%       -21.19%       - 5.00%       + 5.90%
---------------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series" investment operations, July 24, 1995, through June 30, 2003. Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rate, currency-exchange-rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information on these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 98.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
  Advertising & Broadcasting - 0.1%
    Lamar Advertising Co., "A"*                                         26,600       $    936,586
-------------------------------------------------------------------------------------------------
  Aerospace - 1.2%
    Lockheed Martin Corp.                                              132,500       $  6,303,025
    Northrop Grumman Corp.                                              40,900          3,529,261
                                                                                     ------------
                                                                                     $  9,832,286
-------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.3%
    Alliant Techsystems, Inc.*                                          47,100       $  2,444,961
-------------------------------------------------------------------------------------------------
  Airlines - 0.4%
    JetBlue Airways Corp.*                                              71,400       $  3,019,506
-------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.5%
    Banknorth Group, Inc.                                               62,900       $  1,605,208
    First Tennessee National Corp.                                      37,500          1,646,625
    Northern Trust Corp.                                                19,400            810,726
                                                                                     ------------
                                                                                     $  4,062,559
-------------------------------------------------------------------------------------------------
  Biotechnology - 6.2%
    Abbott Laboratories, Inc.                                          176,700       $  7,732,392
    Affymetrix, Inc.*                                                   19,400            382,374
    Amgen, Inc.*                                                       222,010         14,750,344
    Biogen, Inc.*                                                       47,600          1,808,800
    Celgene Corp.*                                                      33,800          1,027,520
    Genentech, Inc.*                                                    23,200          1,673,184
    Genzyme Corp.*                                                     161,120          6,734,816
    Gilead Sciences, Inc.*                                              93,400          5,191,172
    Guidant Corp.                                                       76,900          3,413,591
    ICOS Corp.*                                                         20,400            749,700
    IDEC Pharmaceuticals Corp.*                                         79,700          2,709,800
    InterMune, Inc.*                                                    19,670            316,884
    Medimmune, Inc.*                                                    74,200          2,698,654
                                                                                     ------------
                                                                                     $ 49,189,231
-------------------------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc., "A"*                            83,880       $  3,835,833
    Hewlett-Packard Co.                                                181,901          3,874,491
    International Business Machines Corp.                               99,100          8,175,750
                                                                                     ------------
                                                                                     $ 15,886,074
-------------------------------------------------------------------------------------------------
  Business Services - 5.7%
    Apollo Group, Inc.*                                                 33,300       $  2,056,608
    ARAMARK Corp.*                                                     132,420          2,968,857
    BearingPoint, Inc.*                                                103,900          1,002,635
    BISYS Group, Inc.*                                                 523,595          9,618,440
    ChoicePoint Inc.*                                                   60,900          2,102,268
    DST Systems, Inc.*                                                 192,900          7,330,200
    First Data Corp.                                                   143,388          5,941,999
    Fiserv, Inc.*                                                       81,200          2,891,532
    Getty Images Inc.*                                                  25,300          1,044,890
    Iron Mountain, Inc.*                                                54,070          2,005,456
    Manpower, Inc.                                                      60,800          2,255,072
    Paychex, Inc.                                                       33,900            993,609
    Robert Half International, Inc.*                                    54,900          1,039,806
    Thermo Electron Corp.*                                             159,100          3,344,282
    WebMD Corp.*                                                        78,800            853,404
                                                                                     ------------
                                                                                     $ 45,449,058
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.4%
    Dell Computer Corp.*                                               309,390       $  9,888,104
    Lexmark International, Inc.*                                        21,130          1,495,370
                                                                                     ------------
                                                                                     $ 11,383,474
-------------------------------------------------------------------------------------------------
  Computer Services - 0.2%
    Apple Computer, Inc.*                                               65,500       $  1,252,360
-------------------------------------------------------------------------------------------------
  Computer Software - 2.7%
    BEA Systems, Inc.*                                                 169,154       $  1,837,012
    Mercury Interactive Corp.*                                          27,200          1,050,192
    Oracle Corp.*                                                      608,557          7,314,855
    VERITAS Software Corp.*                                            399,274         11,447,186
                                                                                     ------------
                                                                                     $ 21,649,245
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Microsoft Corp.                                                    676,300       $ 17,320,043
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.2%
    SunGard Data Systems, Inc.*                                        373,340       $  9,673,239
-------------------------------------------------------------------------------------------------
  Conglomerates - 2.3%
    General Electric Co.                                               119,110       $  3,416,075
    InterActiveCorp*                                                   146,500          5,797,005
    Tyco International Ltd.                                            485,600          9,216,688
                                                                                     ------------
                                                                                     $ 18,429,768
-------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.9%
    Avon Products, Inc.                                                139,400       $  8,670,680
    Energizer Holdings, Inc.*                                           37,400          1,174,360
    Gillette Co.                                                        30,400            968,544
    Kimberly-Clark Corp.                                                20,200          1,053,228
    Newell Rubbermaid, Inc.                                             28,500            798,000
    Pepsi Bottling Group, Inc.                                          21,200            424,424
    Procter & Gamble Co.                                                22,700          2,024,386
                                                                                     ------------
                                                                                     $ 15,113,622
-------------------------------------------------------------------------------------------------
  Electronics - 4.4%
    Agere Systems, Inc.*                                               621,100       $  1,428,530
    Altera Corp.*                                                      239,000          3,919,600
    Analog Devices, Inc.*                                              289,172         10,068,969
    Lam Research Corp.*                                                 55,300          1,007,013
    Linear Technology Corp.                                             84,570          2,724,000
    Maxim Integrated Products, Inc.                                     84,800          2,899,312
    Microchip Technology, Inc.                                         214,400          5,280,672
    Novellus Systems, Inc.*                                            166,069          6,081,613
    Texas Instruments, Inc.                                             37,800            665,280
    Xilinx, Inc.*                                                       35,800            906,098
                                                                                     ------------
                                                                                     $ 34,981,087
-------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    AOL Time Warner, Inc.*                                             191,500       $  3,081,235
    Fox Entertainment Group, Inc.*                                      39,541          1,137,990
    Liberty Media Corp., "A"*                                          357,100          4,128,076
    MGM MIRAGE*                                                        116,600          3,985,388
    Viacom, Inc., "B"*                                                 267,200         11,665,952
    Walt Disney Co.                                                    129,700          2,561,575
                                                                                     ------------
                                                                                     $ 26,560,216
-------------------------------------------------------------------------------------------------
  Financial Institutions - 4.9%
    Affiliated Managers Group, Inc.*                                    17,300       $  1,054,435
    American Express Co.                                                25,800          1,078,698
    Citigroup, Inc.                                                    225,885          9,667,878
    Fannie Mae                                                         114,600          7,728,624
    Freddie Mac                                                         51,900          2,634,963
    Goldman Sachs Group, Inc.                                           70,904          5,938,210
    Legg Mason, Inc.                                                    17,400          1,130,130
    Lehman Brothers Holdings, Inc.                                      35,400          2,353,392
    Merrill Lynch & Co., Inc.                                          154,678          7,220,369
    Waddell & Reed Financial, Inc., "A"                                 22,500            577,575
                                                                                     ------------
                                                                                     $ 39,384,274
-------------------------------------------------------------------------------------------------
  Financial Services - 1.6%
    Ameritrade Holding Corp.*                                          144,900       $  1,073,709
    E*TRADE Group, Inc.*                                                76,600            651,100
    Investors Financial Services Corp.                                 107,400          3,115,674
    Mellon Financial Corp.                                              79,900          2,217,225
    SLM Corp.                                                          110,700          4,336,119
    T. Rowe Price Group, Inc.                                           33,400          1,260,850
                                                                                     ------------
                                                                                     $ 12,654,677
-------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.0%
    Archer-Daniels-Midland Co.                                          38,300       $    492,921
    Hershey Foods Corp.                                                 29,500          2,054,970
    PepsiCo, Inc.                                                      224,900         10,008,050
    Sysco Corp.                                                        122,300          3,673,892
                                                                                     ------------
                                                                                     $ 16,229,833
-------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                            107,390       $  3,837,045
-------------------------------------------------------------------------------------------------
  Healthcare - 4.0%
    Aetna, Inc.                                                         70,600       $  4,250,120
    Caremark Rx, Inc.*                                                 379,880          9,755,318
    Express Scripts, Inc.*                                              68,840          4,703,149
    SICOR, Inc.*                                                        67,500          1,372,950
    Weight Watchers International, Inc.*                               148,920          6,774,371
    WellPoint Health Networks, Inc.*                                    57,110          4,814,373
                                                                                     ------------
                                                                                     $ 31,670,281
-------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Rockwell Automation, Inc.                                           95,000       $  2,264,800
-------------------------------------------------------------------------------------------------
  Industrial Gases - 0.6%
    Praxair, Inc.                                                       76,880       $  4,620,488
-------------------------------------------------------------------------------------------------
  Insurance - 1.7%
    Arthur J. Gallagher & Co.                                           29,500       $    802,400
    Marsh & McLennan Cos., Inc.                                         88,900          4,540,123
    MetLife, Inc.                                                       51,820          1,467,542
    Travelers Property Casualty Corp., "A"                             395,760          6,292,584
                                                                                     ------------
                                                                                     $ 13,102,649
-------------------------------------------------------------------------------------------------
  Internet - 1.1%
    eBay, Inc.*                                                         23,700       $  2,469,066
    Expedia, Inc.*                                                      52,500          4,009,950
    Monster Worldwide, Inc.*                                            27,500            542,575
    Yahoo!, Inc.*                                                      62,000           2,031,120
                                                                                     ------------
                                                                                     $  9,052,711
-------------------------------------------------------------------------------------------------
  Internet Security - 0.9%
    Network Associates, Inc.*                                          277,040       $  3,512,867
    Symantec Corp.*                                                     78,400          3,438,624
                                                                                     ------------
                                                                                     $  6,951,491
-------------------------------------------------------------------------------------------------
  Leisure - 0.2%
    Royal Caribbean Cruises Ltd.                                        74,300       $  1,720,788
-------------------------------------------------------------------------------------------------
  Manufacturing - 0.7%
    ITT Industries, Inc.                                                34,200       $  2,238,732
    Mattel, Inc.                                                       163,500          3,093,420
    Smurfit-Stone Container Corp.*                                      70,500            918,615
                                                                                     ------------
                                                                                     $  6,250,767
-------------------------------------------------------------------------------------------------
  Media - 2.9%
    Clear Channel Communications, Inc.*                                196,060       $  8,310,984
    Entercom Communications Corp.*                                      98,414          4,823,270
    Hearst-Argyle Television, Inc.*                                     57,710          1,494,689
    Hispanic Broadcasting Corp.*                                        24,060            612,327
    LIN TV Corp.*                                                       20,300            478,065
    Univision Communications, Inc., "A"*                                52,700          1,602,080
    Westwood One, Inc.*                                                158,880          5,390,798
                                                                                     ------------
                                                                                     $ 22,712,213
-------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.7%
    Apogent Technologies, Inc.*                                        122,800       $  2,456,000
    Baxter International, Inc.                                          29,000            754,000
    Boston Scientific Corp.*                                            48,200          2,945,020
    DENTSPLY International, Inc.                                        96,300          3,938,670
    Forest Laboratories, Inc.*                                          51,220          2,804,295
    Pfizer, Inc.                                                       142,285          4,859,033
    Schering-Plough Corp.                                              295,900          5,503,740
    Varian Medical Systems Inc.*                                        22,470          1,293,598
    Waters Corp.*                                                      155,800          4,538,454
                                                                                     ------------
                                                                                     $ 29,092,810
-------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.4%
    AmerisourceBergen Corp.                                             82,300       $  5,707,505
    Cytyc Corp.*                                                       270,130          2,841,767
    Health Management Associates, Inc., "A"                            255,700          4,717,665
    Invitrogen Corp.*                                                   53,000          2,033,610
    Laboratory Corporation of America Holdings*                         53,684          1,618,573
    Lincare Holdings, Inc.*                                             37,820          1,191,708
    Medtronic, Inc.                                                    113,300          5,435,001
    St. Jude Medical, Inc.*                                              8,300            477,250
    Tenet Healthcare Corp.*                                            259,300          3,020,845
                                                                                     ------------
                                                                                     $ 27,043,924
-------------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    Baker Hughes, Inc.                                                 207,990       $  6,982,224
    BJ Services Co.*                                                   115,300          4,307,608
    Cooper Cameron Corp.*                                               41,380          2,084,725
    GlobalSantaFe Corp.                                                154,000          3,594,360
    Nabors Industries Ltd.*                                             45,400          1,795,570
    Noble Corp.*                                                         2,200             75,460
    Rowan Cos., Inc.*                                                   52,600          1,178,240
    Schlumberger Ltd.                                                   40,600          1,931,342
    Smith International, Inc.*                                          41,100          1,510,014
                                                                                     ------------
                                                                                     $ 23,459,543
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.6%
    ICN Pharmaceuticals, Inc.                                          113,600       $  1,903,936
    Johnson & Johnson Co.                                               34,400          1,778,480
    Medicis Pharmaceutical Corp.                                        60,100          3,407,670
    Mylan Laboratories, Inc.                                            72,780          2,530,561
    Watson Pharmaceuticals, Inc.*                                       31,100          1,255,507
    Wyeth                                                               48,800          2,222,840
                                                                                     ------------
                                                                                     $ 13,098,994
-------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.7%
    E.W. Scripps Co.                                                    49,290       $  4,373,009
    McGraw-Hill Cos., Inc.                                              30,140          1,868,680
    Meredith Corp.                                                      40,400          1,777,600
    New York Times Co.                                                  34,650          1,576,575
    Tribune Co.                                                         76,900          3,714,270
                                                                                     ------------
                                                                                     $ 13,310,134
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Starwood Hotels & Resorts Co.                                      221,660       $  6,337,259
-------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 4.0%
    Brinker International, Inc.*                                       166,930       $  6,012,819
    CEC Entertainment, Inc.*                                            37,180          1,373,057
    Cendant Corp.*                                                     510,420          9,350,895
    Cheesecake Factory, Inc.*                                           32,600          1,170,014
    Four Seasons Hotels, Inc.                                           27,100          1,172,346
    McDonald's Corp.                                                    52,100          1,149,326
    Outback Steakhouse, Inc.                                           218,950          8,539,050
    Starbucks Corp.*                                                    50,910          1,248,313
    Wendy's International, Inc.                                         62,700          1,816,419
                                                                                     ------------
                                                                                     $ 31,832,239
-------------------------------------------------------------------------------------------------
  Retail - 7.7%
    CVS Corp.                                                          136,900       $  3,837,307
    Ethan Allen Interiors, Inc.                                         49,400          1,736,904
    Family Dollar Stores, Inc.                                          63,000          2,403,450
    Home Depot, Inc.                                                   370,760         12,279,571
    Kohl's Corp.*                                                       88,030          4,522,981
    Lowe's Cos., Inc.                                                   11,400            489,630
    Office Depot, Inc.*                                                160,400          2,327,404
    PETsMART, Inc.*                                                    173,400          2,890,578
    Staples, Inc.*                                                     336,300          6,171,105
    Talbots, Inc.                                                      101,200          2,980,340
    Target Corp.                                                       180,120          6,815,741
    Tiffany & Co.                                                      102,300          3,343,164
    TJX Companies, Inc.                                                153,000          2,882,520
    Wal-Mart Stores, Inc.                                               43,200          2,318,544
    Walgreen Co.                                                        60,670          1,826,167
    Williams-Sonoma, Inc.*                                             166,900          4,873,480
                                                                                     ------------
                                                                                     $ 61,698,886
-------------------------------------------------------------------------------------------------
  Special Products & Services - 0.9%
    3M Co.                                                              16,600       $  2,141,068
    Career Education Corp.*                                              5,900            403,678
    Millipore Corp.*                                                   100,000          4,437,000
                                                                                     ------------
                                                                                     $  6,981,746
-------------------------------------------------------------------------------------------------
  Telecommunications - 3.3%
    ADTRAN, Inc.*                                                       58,700       $  3,010,723
    Advanced Fibre Communications, Inc.*                                82,510          1,342,438
    Amdocs Ltd.*                                                       225,600          5,414,400
    California Amplifier, Inc.*                                             90                321
    EchoStar Communications Corp.*                                     437,210         15,136,210
    Scientific-Atlanta, Inc.                                            66,400          1,582,976
                                                                                     ------------
                                                                                     $ 26,487,068
-------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.6%
    Comcast Corp., "A"*                                                 68,700       $  2,073,366
    Comcast Corp., "Special A"*                                        236,330          6,813,394
    Cox Communications, Inc.*                                          113,100          3,607,890
                                                                                     ------------
                                                                                     $ 12,494,650
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.5%
    American Tower Corp., "A"*                                         316,970       $  2,805,184
    AT&T Wireless Services, Inc.*                                      338,700          2,780,727
    Crown Castle International Corp.*                                  435,700          3,385,389
    Sprint Corp.*                                                      557,800          3,207,350
                                                                                     ------------
                                                                                     $ 12,178,650
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.5%
    Cisco Systems, Inc.*                                               721,498       $ 12,041,802
-------------------------------------------------------------------------------------------------
  Transportation - Services - 0.6%
    Expeditors International of Washington, Inc.                        61,300       $  2,123,432
    Fedex Corp.                                                         20,300          1,259,209
    Swift Transportation, Inc.*                                         36,500            679,630
    Werner Enterprises, Inc.                                            25,200            534,240
                                                                                     ------------
                                                                                     $  4,596,511
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $738,289,548
-------------------------------------------------------------------------------------------------
Foreign Stocks - 5.8%
  Bermuda - 0.6%
    Ace Ltd. (Insurance)                                                31,800       $  1,090,422
    XL Capital Ltd. (Insurance)                                         43,400          3,602,200
                                                                                     ------------
                                                                                     $  4,692,622
-------------------------------------------------------------------------------------------------
  Canada - 0.3%
    EnCana Corp. (Oil Production)                                       56,900       $  2,183,253
-------------------------------------------------------------------------------------------------
  France - 0.2%
    Business Objects S.A., ADR (Computer Software)*                     71,100       $  1,560,645
-------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Bayerische Motoren Werke AG (Automotive)                           161,600       $  6,226,995
    SAP AG (Computer Software - Systems)                                10,200          1,204,933
    SAP AG, ADR (Computer Software - Systems)                          138,800          4,055,736
                                                                                     ------------
                                                                                     $ 11,487,664
-------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    Seagate Technology (Computer Hardware - Systems)*                   63,600       $  1,122,540
-------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                                                134,800       $  7,674,164
-------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ASM Lithography Holding N.V. (Electronics)*                        104,400       $    998,064
    STMicroelectronics N.V. (Electronics)                              142,530          2,963,199
                                                                                     ------------
                                                                                     $  3,961,263
-------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Alcon, Inc. (Medical & Health Products)                             30,500       $  1,393,850
    Novartis AG (Medical & Health Products)                            137,500          5,452,797
                                                                                     ------------
                                                                                     $  6,846,647
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    AstraZeneca Group PLC (Medical & Health Products)                   45,600       $  1,831,546
    Vodafone Group PLC, ADR (Telecommunications)                        73,240          1,439,166
    Willis Group Holdings Ltd. (Insurance)                             114,000          3,505,500
                                                                                     ------------
                                                                                     $  6,776,212
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 46,305,010
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $757,113,427)                                         $784,594,558
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.9%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                                       $   747       $    747,000
    FNMA, due 7/01/03                                                    2,341          2,341,000
    General Electric Capital Corp., due 7/01/03                          4,275          4,275,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $  7,363,000
-------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 12.0%
-------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------
    Credit Suisse First Boston Corp., 1.30%,
      due 07/01/03                                                   4,292,550       $  4,292,550
    UBS Private Money Market Fund                                   91,196,886         91,196,886
-------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at
  Amortized Cost                                                                     $ 95,489,436
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $859,965,863)                                    $887,446,994
-------------------------------------------------------------------------------------------------
Put Options Written
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)
-------------------------------------------------------------------------------------------------
    VERITAS Software Corp./July/30*
      (Premiums Received, $93,399)                                    $    (71)        $  (42,840)
-------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
-------------------------------------------------------------------------------------------------
    Affiliated Computer Services, Inc./July/50*                       $    (41)        $  (12,330)
    AmerisourceBergen Corp./July/70                                        (23)           (35,805)
    Amgen, Inc./July/60*                                                   (54)          (325,800)
    Analog Devices, Inc./July/40*                                          (26)            (3,915)
    EchoStar Communications Corp./July/35*                                 (65)           (58,050)
    Genzyme Corp./July/50*                                                 (43)            (2,130)
    Lexmark International, Inc./July/65*                                   (23)          (152,760)
    Novellus Systems, Inc./July/40*                                        (46)           (22,850)
-------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $514,942)                              $  (613,640)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (11.3)%                                              (89,873,381)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $796,917,133
-------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------
JUNE 30, 2003
----------------------------------------------------------------------------------------
Assets:
  Investments, at value including $93,053,507 of securities on loan
    (identified cost, $859,965,863)                                      $  887,446,994
  Cash                                                                              941
  Receivable for investments sold                                            11,074,846
  Receivable for series shares sold                                             214,141
  Interest and dividends receivable                                             181,013
                                                                         --------------
      Total assets                                                       $  898,917,935
                                                                         --------------
Liabilities:
  Payable for investments purchased                                      $    4,579,693
  Payable for series shares reacquired                                        1,068,911
  Collateral for securities loaned, at value                                 95,489,436
  Written options outstanding, at value (premiums received, $608,341)           656,480
  Payable to affiliates -
    Management fee                                                               49,227
    Shareholder servicing agent fee                                               2,298
    Distribution fee                                                                564
    Administrative fee                                                            1,149
  Accrued expenses and other liabilities                                        153,044
                                                                         --------------
      Total liabilities                                                  $  102,000,802
                                                                         --------------
Net assets                                                               $  796,917,133
                                                                         --------------
Net assets consist of:
  Paid-in capital                                                        $1,674,781,858
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                        27,433,857
  Accumulated net realized loss on investments and foreign currency
    transactions                                                           (904,633,731)
  Accumulated net investment loss                                              (664,851)
                                                                         --------------
      Total                                                              $  796,917,133
                                                                         --------------
Shares of beneficial interest outstanding                                  57,499,933
                                                                           ----------
Initial Class shares:

  Net asset value, offering price, and redemption price per share
    (net assets of $775,219,300 / 55,927,090 shares of beneficial
    interest outstanding)                                                    $13.86
                                                                             ------
Service Class shares:

  Net asset value, offering price, and redemption price per share
    (net assets of $21,697,833 / 1,572,843 shares of beneficial
    interest outstanding)                                                    $13.80
                                                                             ------

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $  2,477,729
    Interest                                                          264,671
    Foreign taxes withheld                                            (53,685)
                                                                 ------------
      Total investment income                                    $  2,688,715
                                                                 ------------
  Expenses -
    Management fee                                               $  2,856,641
    Trustees" compensation                                              8,558
    Shareholder servicing agent fee                                   133,310
    Distribution fee (Service Class)                                   22,639
    Administrative fee                                                 66,655
    Custodian fee                                                     130,990
    Printing                                                          123,355
    Postage                                                                51
    Auditing fee                                                       17,820
    Legal fees                                                          1,251
    Miscellaneous                                                      17,572
                                                                 ------------
      Total expenses                                             $  3,378,842
    Fees paid indirectly                                              (25,276)
                                                                 ------------
      Net expenses                                               $  3,353,566
                                                                 ------------
        Net investment loss                                      $   (664,851)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $  9,241,885
    Written options                                                   519,148
    Foreign currency transactions                                         474
                                                                 ------------
      Net realized gain on investments and foreign currency
        transactions                                             $  9,761,507
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $107,856,207
    Written options                                                  (162,640)
    Translation of assets and liabilities in foreign currencies           107
                                                                 ------------
      Net unrealized gain on investments and foreign currency
        translation                                              $107,693,674
                                                                 ------------
        Net realized and unrealized gain on investments and
         foreign currency                                        $117,455,181
                                                                 ------------
          Increase in net assets from operations                 $116,790,330
                                                                 ------------

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED             YEAR ENDED
                                                                        JUNE 30, 2003      DECEMBER 31, 2002
                                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $    (664,851)         $  (2,710,324)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                  9,761,507           (308,043,052)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 107,693,674           (184,032,113)
                                                                       -------------          -------------
    Increase (decrease) in net assets from operations                  $ 116,790,330          $(494,785,489)
                                                                       -------------          -------------
Net decrease in net assets from series share transactions              $ (94,349,136)         $(216,510,067)
                                                                       -------------          -------------
      Total increase (decrease) in net assets                          $  22,441,194          $(711,295,556)
Net assets:
  At beginning of period                                                 774,475,939          1,485,771,495
                                                                       -------------          -------------
  At end of period (including accumulated net investment
    loss of $664,851 and $0, respectively)                             $ 796,917,133          $ 774,475,939
                                                                       -------------          -------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series" financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series" operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

--------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                          SIX MONTHS ENDED           -------------------------------------------------------------------------
                             JUNE 30, 2003                2002             2001             2000           1999           1998
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $11.91              $17.98           $28.85           $37.94         $21.47         $16.13
                                    ------              ------           ------           ------         ------         ------

Income from investment operations# -
  Net investment loss               $(0.01)             $(0.04)          $(0.03)          $(0.01)        $(0.06)        $(0.05)
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency                          1.96               (6.03)           (9.44)           (7.07)         16.53           5.55
                                    ------              ------           ------           ------         ------         ------
      Total from investment
        operations                  $ 1.95              $(6.07)          $(9.47)          $(7.08)        $16.47         $ 5.50
                                    ------              ------           ------           ------         ------         ------

Less distributions declared to shareholders -
  From net investment income        $ --                $ --             $(1.04)          $(2.01)        $ --           $(0.05)
  In excess of net realized
    gain on investments and
    foreign currency transactions     --                  --              (0.36)            --             --            (0.11)
                                    ------              ------           ------           ------         ------         ------
      Total distributions
        declared to shareholders    $ --                $ --             $(1.40)          $(2.01)        $ --           $(0.16)
                                    ------              ------           ------           ------         ------         ------
Net asset value - end of period     $13.86              $11.91           $17.98           $28.85         $37.94         $21.47
                                    ------              ------           ------           ------         ------         ------
Total return                         16.37%*++          (33.76)%         (33.49)%         (19.61)%        76.71%         34.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                          0.88%+              0.86%            0.87%            0.85%          0.84%          0.85%
  Net investment loss                (0.17)%+            (0.24)%          (0.14)%          (0.04)%        (0.23)%        (0.29)%
Portfolio turnover                      44%                111%             231%             200%           176%            71%
Net assets at end of period
  (000 Omitted)                   $775,219            $757,499       $1,462,469       $2,312,406     $2,132,528       $908,987

 * The series" total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the series" ending net asset value per share, the total return for the six months ended June 30, 2003 would have been 15.62%.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED          -----------------------------------              PERIOD ENDED
                                        JUNE 30, 2003                 2002                    2001        DECEMBER 31, 2000*
                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $11.86               $17.93                 $28.83                    $35.70
                                               ------               ------                 ------                    ------
Income from investment operations# -
  Net investment loss                          $(0.03)              $(0.07)                $(0.08)                   $(0.00)(+)(S)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     1.97                (6.00)                 (9.42)                    (6.87)
                                               ------               ------                 ------                    ------
      Total from investment operations         $ 1.94               $(6.07)                $(9.50)                   $(6.87)
                                               ------               ------                 ------                    ------

Less distributions declared to shareholders -
  From net investment income                   $ --                 $ --                   $(1.04)                   $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --                   --                    (0.36)                     --
                                               ------               ------                 ------                    ------
      Total distributions declared to
        shareholders                           $ --                 $ --                   $(1.40)                   $ --
                                               ------               ------                 ------                    ------
Net asset value - end of period                $13.80               $11.86                 $17.93                    $28.83
                                               ------               ------                 ------                    ------
Total return                                    16.36%**++          (33.85)%               (33.62)%                  (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                     1.13%+               1.09%                  1.07%                     1.05%+
  Net investment income (loss)                  (0.42)%+             (0.46)%                (0.40)%                    0.01%+
Portfolio turnover                                 44%                 111%                   231%                      200%
Net assets at end of period
  (000 Omitted)                               $21,698              $16,977                $23,303                   $15,826

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** The series" total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the series" ending net asset value per share, the total return for the six months ended June 30, 2003 would have been 15.61%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Series (series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 144 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Options in the series" portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $8,154 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $17,122 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                      DECEMBER 31, 2002   DECEMBER 31, 2001
-----------------------------------------------------------------------------
Distributions declared from:
    Long-term capital gain                  $    --            $113,358,257

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

                Capital loss carryforward       $(870,143,598)
                Unrealized depreciation          (124,511,457)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($466,265,611) and December 31, 2010 ($403,877,987).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $324,764,276 and $403,459,834, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                       $  904,217,503
                                                     --------------
Gross unrealized depreciation                        $  (39,983,662)
Gross unrealized appreciation                            23,213,153
                                                     --------------
    Net unrealized depreciation                      $  (16,770,509)
                                                     --------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                    SIX MONTHS ENDED JUNE 30, 2003          YEAR ENDED DECEMBER 31, 2002
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          3,803,076       $  48,312,962        15,282,624      $  235,432,522
Shares reacquired                  (11,499,597)       (144,642,824)      (33,013,971)       (454,020,205)
                                   -----------       -------------       -----------      --------------
    Net decrease                    (7,696,521)      $ (96,329,862)      (17,731,347)     $ (218,587,683)
                                   -----------       -------------       -----------      --------------

Service Class shares

                                    SIX MONTHS ENDED JUNE 30, 2003          YEAR ENDED DECEMBER 31, 2002
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            459,023        $  5,978,784         2,363,530       $  30,576,236
Shares reacquired                     (317,092)         (3,998,058)       (2,232,430)        (28,498,620)
                                   -----------       -------------       -----------      --------------
    Net increase                       141,931        $  1,980,726           131,100        $  2,077,616
                                   -----------       -------------       -----------      --------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,943 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no significant borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                NUMBER OF             PREMIUMS
                                                CONTRACTS             RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                    1,238          $   203,846
Options written                                    11,613            1,519,214
Options terminated in closing transactions           (678)             (45,328)
Options expired                                    (8,257)          (1,069,391)
                                                   ------          -----------
Outstanding, end of period                          3,916          $   608,341
                                                   ------          -----------

At June 30, 2003, the series had sufficient cash and/or securities at least equal to the value of the written options.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                    VEG-SEM  8/03  180.8M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) TOTAL
                RETURN SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR INFORMATION
Massachusetts Financial Services Company                 For information on MFS mutual funds, call your
500 Boylston Street                                      investment professional or, for an information
Boston, MA 02116-3741                                    kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
DISTRIBUTOR                                              message anytime).
MFS Fund Distributors, Inc.
500 Boylston Street                                      INVESTOR SERVICE
Boston, MA 02116-3741                                    MFS Service Center, Inc.
                                                         P.O. Box 2281
PORTFOLIO MANAGERS                                       Boston, MA 02107-9906
David M. Calabro+
Kenneth J. Enright+                                      For general information, call toll free:
Steven R. Gorham+                                        1-800-225-2606 any business day from 8 a.m. to
Constantinos Mokas+                                      8 p.m. Eastern time.
Lisa B. Nurme+
Michael W. Roberge+                                      For service to speech- or hearing- impaired
                                                         individuals, call toll free: 1-800-637-6576 any
CUSTODIANS                                               business day from 9 a.m. to 5 p.m. Eastern time.
State Street Bank and Trust Company                      (To use this service, your phone must be equipped
225 Franklin Street, Boston, MA 02110                    with a Telecommunications Device for the Deaf).

JP Morgan Chase Bank                                     For share prices, account balances, exchanges or
One Chase Manhattan Plaza                                stock and bond outlooks, call toll free:
New York, NY 10081                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.

                                                         WORLD WIDE WEB
                                                         www.mfs.com

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 7.41%, and 7.23% for Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with returns of 11.75% and 3.93%, respectively, for the account's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is a measure of the U.S. bond market.

MARKET ENVIRONMENT
In the first half of 2003, stock investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as pessimism that prevailed in late 2002 and early 2003 appeared to dissipate.

Events that influenced U.S. and international fixed-income markets during the period included interest rate cuts by the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank (ECB), U.S. mortgage rates that fell to near 40-year lows, and a weak U.S. dollar relative to foreign currencies.

SLOW AND STEADY
The series recorded positive relative performance for the period, although it trailed the S&P 500. We believe that a major reason for the series" underperformance was its conservative positioning in both the equity and fixed-income portions, which has been our long-term strategy regardless of prevailing economic or market conditions. It also diversifies to reduce portfolio volatility.

As a result of investing with the value discipline, the series is typically underweighted in such sectors as technology and retail, both of which rebounded during the period.

The stocks that performed the best were the higher quality and higher volatility stocks that had depreciated significantly during the bear market. Prices of higher-quality, lower-risk stocks rose also, but not as much their more aggressive counterparts. As a result, our emphasis on quality somewhat held back the portfolio's investment performance relative to its benchmarks.

SOLID CONTRIBUTIONS FROM UTILITIES & COMMUNICATIONS STOCKS
For the period, the series" overweighted stock holdings in utilities & communications and energy helped performance. The two standouts in the utilities & communications sector were AT&T Wireless and Calpine Corp. Calpine, which owns power generating plants and acts as a power merchant, had suffered from weak power demand and concern that it wouldn't meet its debt obligations. As concerns about the company's liquidity dissipated, the stock price rose.

Stock selection among energy stocks also contributed to the series" performance as many oil producing and oil service companies benefited from the continued high price of oil and natural gas, including Occidental Petroleum.

There were bright spots in the retail sectors as well. Shares of Sears reacted very positively to the announcement that it would be selling its credit card portfolio, thereby eliminating a major concern of investors and highlighting the stock's attractive price.

Comcast exceeded investor expectations for new subscriber additions and started to reap benefits from its acquisition of AT&T Broadband. Both developments contributed to higher stock prices.

HEALTH CARE DISAPPOINTING
Health care stock holdings disappointed during the period, including Schering Plough. Its stock price declined sharply because of announcements of lower earnings, investigations of shareholder reporting practices, and marketing difficulties with a prescription allergy drug.

The series" overweighted position in AT&T Corp. also hurt performance during the period. At the end of last year, AT&T appeared ready to turn a corner. However, pricing for the company's long distance service continues to be weak and competition remains fierce. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

FIXED-INCOME PERFORMANCE
Generally, the series likes to keep 40% to 45% of the portfolio invested in bonds. Because of the stock market improvement during the period, we kept the portfolio at the lower end of the range.

Our bond holdings contributed significantly to the series' performance by providing income and a measure of stability to the overall portfolio. We had trimmed our U.S. Treasury position in favor of corporate bonds because we felt that corporate bonds were attractively priced and offered better yields. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, interest rates fell to new 40-year lows and investor demand for the higher yields corporate bonds offer relative to government bonds drove corporate bond prices higher. Despite the rally we've experienced in the corporate bond market over the last several months, we believe there continues to be many companies with strong balance sheets whose bonds trade at attractive valuations. However, in this environment performance will be more bond-specific, therefore, we believe research into individual issuers will be more crucial to investment results.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro is Senior Vice President of MFS Investment Management. (MFS) and a member of the value portfolio management team. He is the lead manager of our total return, or balanced, portfolios of and our large-capitalization equity separate accounts. David joined MFS in 1992 and became a portfolio manager in 1993. He is a graduate of Williams College.

Kenneth J. Enright, CFA, is Senior Vice President of MFS and a portfolio manager of our value portfolios and total return, or balanced, portfolios. Ken joined MFS in 1986. He was named portfolio manager in 1993. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He holds the Chartered Financial Analyst (CFA) designation.

Steven R. Gorham, CFA, is Senior Vice President of MFS and a portfolio manager of our value, global balanced and international growth and income portfolios. Steve joined MFS in 1989 and he was named research analyst in 1993 and portfolio manager in 2000. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He holds the Chartered Financial Analyst
(CFA) designation.

Constantinos "Deno" Mokas is Senior Vice President of MFS and a portfolio manager of our total return and mid-cap value portfolios. He joined MFS in 1990 and was named portfolio manager in 1998. Deno is a graduate of Dartmouth College and the Amos Tuck School of Business Administration of Dartmouth College.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS. Lisa also manages our value portfolios and is a member of the portfolio management team of our total return products. She joined MFS in 1987 and was named portfolio manager in 1995, and Director of Value Portfolio Management in 2001. Lisa is a graduate of the University of North Carolina.

Michael W. Roberge, CFA, is Senior Vice President, Director of Fixed income Research of MFS, and portfolio manager of the fixed-income portion of the total return, or balanced, portfolios of our mutual funds and variable annuities. He joined MFS in 1996 and was named portfolio manager in 1997, Vice President in 1998, Senior Vice President and Associate Director of Fixed Income Research in 2000, and Director of Fixed Income Research in 2001. He is a 1990 graduate of Bemidji State University and earned an M.B.A. degree from Hofstra University in 1992. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Municipal Analysts Forum and the National Federation of Municipal Analysts.

All portfolio managers at MFS Investment Management are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception: Initial Class       January 3, 1995
                 Service Class       May 1, 2000

Size: $1.7 billion net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                                           6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     + 7.41%         + 3.66%         +15.43%         +26.23%        +142.35%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                    --           + 3.66%         + 4.90%         + 4.77%        + 10.99%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                           6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     + 7.23%         + 3.35%         +14.65%         +25.30%        +140.57%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                    --           + 3.35%         + 4.66%         + 4.61%        + 10.90%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                           6 Months          1 Year         3 Years         5 Years           Life*
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                       + 3.93%         +10.40%         +10.08%         + 7.55%        +  8.58%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                          +11.75%         + 0.25%         -11.19%         - 1.61%        + 11.10%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series" investment operations, January 3, 1995, through June 30, 2003.
    Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 56.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 54.0%
  Aerospace - 0.1%
    United Technologies Corp.                                           11,430           $      809,587
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.6%
    Bank of America Corp.                                              150,799           $   11,917,645
    Bank One Corp.                                                     162,600                6,045,468
    Citigroup, Inc.                                                    670,633               28,703,092
    FleetBoston Financial Corp.                                        436,380               12,964,850
    JP Morgan Chase & Co.                                              159,400                5,448,292
    Mellon Financial Corp.                                             895,745               24,856,924
    SouthTrust Corp.                                                   173,250                4,712,400
    SunTrust Banks, Inc.                                               168,010                9,969,713
    U.S. Bancorp                                                        17,249                  422,601
    Wachovia Corp.                                                     140,500                5,614,380
                                                                                         --------------
                                                                                         $  110,655,365
-------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.9%
    Comcast Corp., "Special A"*                                        445,290           $   12,837,711
    Cox Communications, Inc.*                                           60,000                1,914,000
                                                                                         --------------
                                                                                         $   14,751,711
-------------------------------------------------------------------------------------------------------
  Brokerage - 1.2%
    Merrill Lynch & Co., Inc.                                          339,460           $   15,845,993
    Morgan Stanley Dean Witter & Co.                                    92,500                3,954,375
                                                                                         --------------
                                                                                         $   19,800,368
-------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 0.7%
    Franklin Resources, Inc.                                           156,000           $    6,094,920
    T. Rowe Price Group, Inc.                                          147,500                5,568,125
                                                                                         --------------
                                                                                         $   11,663,045
-------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Automatic Data Processing, Inc.                                     45,400           $    1,537,244
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                                     116,570           $    4,849,312
    Dow Chemical Co.                                                   180,850                5,599,116
    E.I. DuPont de Nemours & Co.                                        10,265                  427,435
    Lyondell Petrochemical Co.                                         162,200                2,194,566
    PPG Industries, Inc.                                                78,850                4,000,849
                                                                                         --------------
                                                                                         $   17,071,278
-------------------------------------------------------------------------------------------------------
  Computer Services - 0.6%
    Apple Computer, Inc.*                                               57,700           $    1,103,224
    Hewlett-Packard Co.                                                167,070                3,558,591
    International Business Machines Corp.                               62,874                5,187,105
                                                                                         --------------
                                                                                         $    9,848,920
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.0%
    Microsoft Corp.                                                    513,920           $   13,161,491
    Network Associates, Inc.*                                          240,620                3,051,062
                                                                                         --------------
                                                                                         $   16,212,553
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.0%
    General Electric Co.                                               309,320           $    8,871,298
    Honeywell International, Inc.                                       27,700                  743,745
    Tyco International Ltd.                                            408,950                7,761,871
                                                                                         --------------
                                                                                         $   17,376,914
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.8%
    Altria Group, Inc.                                                 112,150           $    5,096,096
    Colgate-Palmolive Co.                                               47,800                2,770,010
    Gillette Co.                                                       162,390                5,173,746
    Kimberly-Clark Corp.                                               213,900               11,152,746
    Procter & Gamble Co.                                                65,790                5,867,152
                                                                                         --------------
                                                                                         $   30,059,750
-------------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Owens Illinois, Inc.*                                              462,130           $    6,363,530
    Smurfit-Stone Container Corp.*                                     310,500                4,045,815
                                                                                         --------------
                                                                                         $   10,409,345
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Emerson Electric Co.                                                94,600           $    4,834,060
-------------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                                         96,750           $    2,010,852
    Novellus Systems, Inc.*                                            119,600                4,379,872
    Texas Instruments, Inc.                                            508,490                8,949,424
                                                                                         --------------
                                                                                         $   15,340,148
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.1%
    Devon Energy Corp.                                                 337,510           $   18,023,034
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 2.7%
    ConocoPhillips, Inc.                                               176,000           $    9,644,800
    ExxonMobil Corp.                                                   535,432               19,227,363
    Occidental Petroleum Corp.                                         456,865               15,327,821
                                                                                         --------------
                                                                                         $   44,199,984
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    AOL Time Warner, Inc.*                                             157,700           $    2,537,393
    Viacom, Inc., "B"*                                                 479,885               20,951,779
    Walt Disney Co.                                                    276,910                5,468,973
                                                                                         --------------
                                                                                         $   28,958,145
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Federal Home Loan Mortgage Corp.                                   121,035           $    6,144,947
    Federal National Mortgage Assn                                     109,210                7,365,122
                                                                                         --------------
                                                                                         $   13,510,069
-------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 1.1%
    Archer-Daniels-Midland Co.                                         431,072           $    5,547,897
    Kellogg Co.                                                        229,160                7,876,229
    PepsiCo, Inc.                                                      119,388                5,312,766
                                                                                         --------------
                                                                                         $   18,736,892
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Bowater, Inc.                                                      127,950           $    4,791,728
    International Paper Co.                                            232,010                8,289,717
                                                                                         --------------
                                                                                         $   13,081,445
-------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.6%
    Hilton Hotels Corp.                                                437,900           $    5,600,741
    Starwood Hotels & Resorts Co.                                      151,700                4,337,103
                                                                                         --------------
                                                                                         $    9,937,844
-------------------------------------------------------------------------------------------------------
  Health/Hospitals - 0.1%
    Tenet Healthcare Corp.*                                            195,400           $    2,276,410
-------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.5%
    Praxair, Inc.                                                      132,405           $    7,957,540
-------------------------------------------------------------------------------------------------------
  Insurance - 3.2%
    Allstate Corp.                                                     413,130           $   14,728,084
    Chubb Corp.                                                        142,920                8,575,200
    Hartford Financial Services Group, Inc.                            290,945               14,651,990
    MetLife, Inc.                                                      197,410                5,590,651
    Nationwide Financial Services, Inc., "A"                            78,740                2,559,050
    Travelers Property Casualty Corp.                                  479,700                7,627,230
                                                                                         --------------
                                                                                         $   53,732,205
-------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.4%
    Deere & Co.                                                        155,430           $    7,103,151
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 0.5%
    Baxter International, Inc.                                         317,275           $    8,249,150
-------------------------------------------------------------------------------------------------------
  Metals & Mining - 1.2%
    Alcoa, Inc.                                                        568,442           $   14,495,271
    Phelps Dodge Corp.*                                                137,300                5,264,082
                                                                                         --------------
                                                                                         $   19,759,353
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    BJ Services Co.*                                                   133,925           $    5,003,438
    Cooper Cameron Corp.*                                              113,190                5,702,512
    GlobalSantaFe Corp.                                                488,700               11,406,258
    Noble Corp.*                                                       601,425               20,628,878
    Schlumberger Ltd.                                                  437,790               20,825,670
                                                                                         --------------
                                                                                         $   63,566,756
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.1%
    Bristol-Myers Squibb Co.                                            20,990           $      569,878
    Eli Lilly & Co.                                                    194,510               13,415,355
    Johnson & Johnson Co.                                               17,000                  878,900
    Merck & Co., Inc.                                                  201,820               12,220,201
    Pfizer, Inc.                                                       561,955               19,190,763
    Schering Plough Corp.                                              948,940               17,650,284
    Wyeth Corp.                                                        109,900                5,005,945
                                                                                         --------------
                                                                                         $   68,931,326
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Eastman Kodak Co.                                                   76,150           $    2,082,702
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Gannett Co., Inc.                                                   26,880           $    2,064,653
    New York Times Co.                                                 162,950                7,414,225
    Tribune Co.                                                        159,390                7,698,537
                                                                                         --------------
                                                                                         $   17,177,415
-------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Burlington Northern Santa Fe Railway Co.                           317,860           $    9,039,938
    Norfolk Southern Corp.                                             129,290                2,482,368
                                                                                         --------------
                                                                                         $   11,522,306
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Equity Residential Properties Trust                                243,760           $    6,325,572
    Healthcare Realty Trust                                              8,870                  258,560
    Hospitality Properties Trust                                        21,900                  684,375
                                                                                         --------------
                                                                                         $    7,268,507
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    McDonald's Corp.                                                   431,050           $    9,508,963
-------------------------------------------------------------------------------------------------------
  Retail - 1.9%
    Home Depot, Inc.                                                   209,900           $    6,951,888
    Limited Brands, Inc.                                               224,000                3,472,000
    May Department Stores Co.                                          119,800                2,666,748
    Sears, Roebuck & Co.                                               561,065               18,874,227
                                                                                         --------------
                                                                                         $   31,964,863
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                                        923,634           $   15,406,215
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Advanced Fibre Communications, Inc.*                               158,835           $    2,584,245
-------------------------------------------------------------------------------------------------------
  Telephone Services - 3.5%
    AT&T Corp.                                                         574,442           $   11,058,008
    BellSouth Corp.                                                    556,540               14,820,660
    SBC Communications, Inc.                                           557,974               14,256,236
    Verizon Communications, Inc.                                       453,927               17,907,420
                                                                                         --------------
                                                                                         $   58,042,324
-------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 2.9%
    Calpine Corp.*                                                   1,857,100           $   12,256,860
    Duke Energy Corp.                                                  184,100                3,672,795
    Entergy Corp.                                                       66,840                3,527,815
    Exelon Corp.                                                        74,960                4,483,358
    FPL Group, Inc.                                                     40,210                2,688,038
    NiSource, Inc.                                                     335,915                6,382,385
    Pinnacle West Capital Corp.                                         19,970                  747,877
    PPL Corp.                                                           30,600                1,315,800
    TXU Corp.                                                          590,000               13,245,500
                                                                                         --------------
                                                                                         $   48,320,428
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    National Fuel Gas Co.                                              142,200           $    3,704,310
    WGL Holdings, Inc.                                                  80,490                2,149,083
                                                                                         --------------
                                                                                         $    5,853,393
-------------------------------------------------------------------------------------------------------
  Wireless Communication - 1.9%
    AT&T Wireless Services, Inc.*                                    2,547,200           $   20,912,512
    Telephone & Data Systems, Inc.                                     219,530               10,910,641
                                                                                         --------------
                                                                                         $   31,823,153
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $  899,948,106
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.7%
  Australia - 0.1%
    Broken Hill Proprietary Co., Ltd. (Mining)                         318,500           $    1,847,723
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Akzo Nobel N.V. (Chemicals)                                         85,950           $    2,281,781
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Novartis AG (Pharmaceuticals)                                      161,200           $    6,392,661
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Energy - Integrated)                            439,144           $   18,452,831
    Reed Elsevier PLC (Printing & Publishing)                        1,241,500               10,347,595
    Vodafone Group PLC, ADR (Wireless Communications)                  315,603                6,201,599
                                                                                         --------------
                                                                                         $   35,002,025
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $   45,524,190
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $898,573,877)                                             $  945,472,296
-------------------------------------------------------------------------------------------------------

Bonds - 36.6%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 35.6%
  Advertising & Broadcasting
    Clear Channel Communications, Inc., 7.25s, 2003                  $     804           $      812,056
-------------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    BAE Systems Holding, Inc., 6.4s, 2011##                          $   2,153           $    2,408,949
    Boeing Capital Corp., 6.5s, 2012                                     5,208                5,873,181
    Northrop Grumman Corp., 7.75s, 2031                                  1,193                1,530,333
                                                                                         --------------
                                                                                         $    9,812,463
-------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Ford Motor Co., 7.45s, 2031                                      $   1,335           $    1,222,947
    General Motors Corp., 7.125s, 2013                                     373                  374,171
                                                                                         --------------
                                                                                         $    1,597,118
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.3%
    Abbey National Capital Trust, 8.963s, 2049                       $   1,500           $    2,152,084
    Associates Corp., 5.5s, 2004                                           567                  582,386
    Bank of America Corp., 7.4s, 2011                                    3,075                3,777,982
    Citigroup, Inc., 7.25s, 2010                                         1,483                1,796,826
    Credit Suisse First Boston USA, Inc., 4.625s, 2008                   4,736                5,066,857
    Credit Suisse First Boston USA, Inc., 6.125s, 2011                      80                   89,619
    Federal Home Loan Bank, 2.25s, 2006                                  1,000                1,013,647
    Natexis AMBS Co., LLC, 8.44s, 2049##                                 1,400                1,691,064
    Popular North America, Inc., 4.25s, 2008                             1,475                1,530,991
    Socgen Real Estate Co., 7.64s, 2049##                                1,741                2,017,372
    Wells Fargo Co., 7.8s, 2010                                          1,226                1,355,430
                                                                                         --------------
                                                                                         $   21,074,258
-------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.1%
    Cox Communications, Inc., 7.75s, 2010                            $   1,067           $    1,305,160
-------------------------------------------------------------------------------------------------------
  Brokerage - 0.3%
    Goldman Sachs Group, Inc., 5.7s, 2012                            $   2,000           $    2,197,258
    Lehman Brothers Holdings, Inc., 7.75s, 2005                            459                  503,884
    Lehman Brothers Holdings, Inc., 8.25s, 2007                            926                1,105,789
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                         1,604                1,765,832
                                                                                         --------------
                                                                                         $    5,572,763
-------------------------------------------------------------------------------------------------------
  Building - 0.1%
    CRH America, Inc., 6.95s, 2012                                   $   1,028           $    1,199,513
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Dow Chemical Co., 5.75s, 2008                                    $   1,500           $    1,645,461
-------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.1%
    Cendant Corp., 6.875s, 2006                                      $     747           $      835,555
    Cendant Corp., 6.25s, 2008                                             600                  663,967
                                                                                         --------------
                                                                                         $    1,499,522
-------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.3%
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008    $     399           $      438,818
    Beneficial Home Equity Loan Trust, 1.439s, 2037                         69                   68,541
    Capital One Auto Finance Trust, 4.79s, 2009                          2,563                2,717,277
    Certificates Funding Corp., 6.716s, 2004##                           1,715                1,790,218
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030              1,845                2,123,654
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032               146                  166,124
    Chase Mortgage Finance Trust, 6s, 2017                                 397                  402,856
    Citibank Credit Card Issuance Trust, 6.65s, 2008                     1,216                1,338,258
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019            174                  168,744
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019            241                  232,002
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020            663                  656,177
    CPS Auto Receivables Trust, 2.89s, 2009                              1,500                1,513,242
    Criimi Mae Corp., 6.701s, 2030##                                       169                  186,687
    Criimi Mae Commercial Mortgage Trust, 7s, 2033##                       100                  113,246
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                               855                  877,812
    First Union - Lehman Brothers - Bank of America, 6.56s, 2035         3,650                4,201,152
    First Union - Lehman Brothers Commercial Mortgage Trust,
      7.38s, 2029                                                        1,750                2,010,560
    GS Mortgage Securities Corp. II, 6.06s, 2030                           430                  458,135
    Independent National Mortgage Corp., 7s, 2026                          540                  539,200
    JP Morgan Commercial Mortgage Finance Corp., 6.613s, 2030              170                  194,302
    LB Commercial Conduit Mortgage Trust, 6.48s, 2008                    2,618                2,987,826
    Merrill Lynch Mortgage Investors, Inc., 6.39s, 2030                  3,650                4,109,641
    Morgan Stanley Capital I, Inc., 0.674s, 2030 (Interest only)##      36,563                1,137,389
    Morgan Stanley Dean Witter Capital I, 2.839s, 2013##                 1,043                1,043,281
    Mortgage Capital Funding, Inc., 6.337s, 2031                         2,372                2,706,959
    Residential Funding Mortgage Securities, Inc., 6s, 2016              1,614                1,651,745
    Summit Acceptance Auto Investment LLC, 7.51s, 2007##                   389                  389,848
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                 2,928                3,240,184
    Wells Fargo Mortgage Backed Securities Trust, 6s, 2017                 825                  859,169
                                                                                         --------------
                                                                                         $   38,323,047
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 5.7s, 2003                                         $   1,521           $    1,534,637
    Raytheon Co., 6.15s, 2008                                            1,188                1,343,304
                                                                                         --------------
                                                                                         $    2,877,941
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.3%
    Devon Financing Corp. ULC, 6.875s, 2011                          $   2,114           $    2,479,794
    Ocean Energy, Inc., 4.375s, 2007                                     2,875                3,023,126
                                                                                         --------------
                                                                                         $    5,502,920
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.1%
    Phillips Petroleum Co., 8.5s, 2005                               $   2,063           $    2,323,860
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    AOL Time Warner, Inc., 6.15s, 2007                               $     462           $      519,718
    Disney (Walt) Co., 6.75s, 2006                                         422                  469,936
    News America, Inc., 6.703s, 2004                                       386                  400,328
    News America, Inc., 6.55s, 2033##                                    1,000                1,063,697
    Time Warner, Inc., 10.15s, 2012                                        564                  771,626
    Time Warner, Inc., 6.875s, 2018                                        142                  159,704
    Turner Broadcasting Systems, Inc., 8.375s, 2013                      2,000                2,458,418
                                                                                         --------------
                                                                                         $    5,843,427
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Countrywide Home Loans, Inc., 6.85s, 2004                        $     252           $      265,058
    Ford Motor Credit Co., 6.875s, 2006                                    286                  303,332
    General Electric Capital Corp., 7.5s, 2005                              26                   28,850
    General Electric Capital Corp., 8.75s, 2007                            135                  164,762
    General Electric Capital Corp., 6.75s, 2032                          2,325                2,732,061
    General Motors Acceptance Corp., 5.36s, 2004                         1,129                1,160,872
    General Motors Acceptance Corp., 6.875s, 2011                          688                  690,296
    General Motors Acceptance Corp., 7.25s, 2011                           473                  485,346
    General Motors Acceptance Corp., 7s, 2012                              157                  157,959
    General Motors Acceptance Corp., 3.898s, 2013                          336                  336,055
    General Motors Acceptance Corp., 8s, 2031                              553                  542,584
    KfW International Finance, Inc., 4.25s, 2005                         2,870                3,008,747
    SLM Corp., 5.375s, 2013                                              1,127                1,217,249
                                                                                         --------------
                                                                                         $   11,093,171
-------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products
    Kellogg Co., 6s, 2006                                            $     504           $      555,619
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    MeadWestvaco Corp., 6.8s, 2032                                   $   1,891           $    2,067,892
    Weyerhaeuser Co., 6.75s, 2012                                          915                1,038,709
                                                                                         --------------
                                                                                         $    3,106,601
-------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.1%
    Harrah's Operating, Inc., 7.125s, 2007                           $     396           $      447,929
    MGM Mirage, Inc., 8.5s, 2010                                           880                1,034,000
                                                                                         --------------
                                                                                         $    1,481,929
-------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    AIG SunAmerica, 7.6s, 2005##                                     $   1,015           $    1,128,268
    AIG SunAmerica Global Financing IV, 5.85s, 2006##                        5                    5,453
    AIG SunAmerica Institutional Funding, 5.75s, 2009                      313                  344,112
    Metlife, Inc., 6.5s, 2032                                              447                  510,100
    Prudential Funding Corp., 6.6s, 2008##                                 837                  967,430
    Travelers Property Casualty Corp., 6.375s, 2033                        570                  622,979
                                                                                         --------------
                                                                                         $    3,578,342
-------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.1%
    Allstate Corp., 6.125s, 2032                                     $   1,087           $    1,186,524
    Safeco Corp., 4.875s, 2010                                             205                  216,731
                                                                                         --------------
                                                                                         $    1,403,255
-------------------------------------------------------------------------------------------------------
  Machinery & Tools
    Kennametal, Inc., 7.2s, 2012                                     $     764           $      836,154
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    HCA, Inc., 6.95s, 2012                                           $   2,234           $    2,380,711
    HCA, Inc., 6.25s, 2013                                                 424                  432,238
    The Healthcare Co., 8.75s, 2010                                        395                  460,126
                                                                                         --------------
                                                                                         $    3,273,075
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners, 6.75s, 2011                       $     640           $      744,215
    Kinder Morgan Energy Partners, 7.4s, 2031                              398                  480,796
    Kinder Morgan Energy Partners, 7.75s, 2032                             473                  596,416
                                                                                         --------------
                                                                                         $    1,821,427
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc., 7s, 2004                                 $   1,175           $    1,246,114
    Waste Management, Inc., 7.375s, 2010                                   773                  927,544
    WMX Technologies, Inc., 7.1s, 2026                                     500                  571,836
                                                                                         --------------
                                                                                         $    2,745,494
-------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Belo Corp., 7.75s, 2027                                          $     363           $      434,186
-------------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp., 6.34s, 2003                                 $     951           $      967,537
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.8%
    Boston Properties, Inc., 5s, 2015##                              $   2,000           $    1,960,556
    EOP Operating Limited Partnership, 6.8s, 2009                        3,719                4,280,156
    Kimco Realty Corp., 6s, 2012                                         1,000                1,103,739
    Simon Property Group LP, 6.75s, 2004                                 1,575                1,623,719
    Simon Property Group LP, 6.375s, 2007                                  813                  907,048
    Vornado Realty Trust, 5.625s, 2007                                   3,698                3,967,862
                                                                                         --------------
                                                                                         $   13,843,080
-------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Wal-Mart Stores, Inc., 6.875s, 2009                              $   1,460           $    1,757,195
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co., 6.75s, 2012                                          $   3,000           $    3,424,209
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    TCI Communications Financing III, 9.65s, 2027                    $   2,475           $    2,945,250
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.5%
    ALLTEL Corp., 7.875s, 2032                                       $     638           $      848,332
    Citizens Communications Co., 8.5s, 2006                                571                  662,252
    Citizens Communications Co., 7.625s, 2008                            1,591                1,889,775
    Sprint Capital Corp., 7.125s, 2006                                     802                  877,731
    Sprint Capital Corp., 6.875s, 2028                                   1,358                1,362,393
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   193                  213,492
    Verizon New York, Inc., 6.875s, 2012                                 2,353                2,769,867
                                                                                         --------------
                                                                                         $    8,623,842
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 17.2%
    Federal Home Loan Mortgage Corp., 2.375s, 2006                   $   5,815           $    5,907,924
    Federal Home Loan Mortgage Corp., 4.5s, 2013                         4,065                4,270,230
    Federal Home Loan Mortgage Corp., 5s, 2017 - 2018                    9,942               10,277,987
    Federal Home Loan Mortgage Corp., 5.5s, 2006 - 2033                  6,042                6,270,180
    Federal Home Loan Mortgage Corp., 6s, 2011                           2,000                2,335,766
    Federal Home Loan Mortgage Corp., 7s, 2005                          14,172               15,749,641
    Federal National Mortgage Assn., 4.08s, 2031                         1,521                1,523,358
    Federal National Mortgage Assn., 4.5s, 2099                          4,300                4,372,562
    Federal National Mortgage Assn., 5s, 2099                            7,100                7,255,498
    Federal National Mortgage Assn., 5.25s, 2007                        11,410               12,680,846
    Federal National Mortgage Assn., 5.5s, 2016 - 2033                  76,595               79,343,219
    Federal National Mortgage Assn., 5.722s, 2009                          495                  552,592
    Federal National Mortgage Assn., 6s, 2011 - 2099                    55,437               58,325,072
    Federal National Mortgage Assn., 6.125s, 2012                        6,932                8,175,206
    Federal National Mortgage Assn., 6.5s, 2028 - 2032                  41,912               43,737,409
    Federal National Mortgage Assn., 6.625s, 2009 - 2010                 9,480               11,393,245
    Federal National Mortgage Assn., 7.5s, 2030 - 2032                   2,559                2,719,313
    Government National Mortgage Assn., 5s, 2099                         3,050                3,111,000
    Government National Mortgage Assn., 6s, 2031 - 2032                  3,090                3,221,138
    Government National Mortgage Assn., 6.5s, 2028 - 2032                3,260                3,423,245
    Student Loan Marketing Assn., 5s, 2004                               1,350                1,405,092
                                                                                         --------------
                                                                                         $  286,050,523
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.5%
    U.S. Treasury Bonds, 6.25s, 2023                                 $  25,722           $   31,589,044
    U.S. Treasury Bonds, 11.875s, 2003                                  10,297               10,711,691
    U.S. Treasury Notes, 1.25s, 2005                                     3,162                3,160,147
    U.S. Treasury Notes, 1.625s, 2005                                   36,024               36,271,665
    U.S. Treasury Notes, 3s, 2007                                       10,752               11,602,686
    U.S. Treasury Notes, 3.875s, 2013                                    8,883                9,140,811
    U.S. Treasury Notes, 4s, 2012                                        2,668                2,776,283
    U.S. Treasury Notes, 4.25s, 2010                                     4,571                5,379,667
    U.S. Treasury Notes, 4.375s, 2007                                    1,694                1,840,372
    U.S. Treasury Notes, 5.75s, 2005                                    10,903               11,999,689
    U.S. Treasury Notes, 6.875s, 2006                                       18                   20,628
                                                                                         --------------
                                                                                         $  124,492,683
-------------------------------------------------------------------------------------------------------
  Utilities - Electric
    Progress Energy, Inc., 7.1s, 2011                                $     785           $      913,197
-------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 1.2%
    Centerpoint Energy Resources Corp., 7.875s, 2013##               $     472           $      542,915
    Cleveland Electric Illuminating Co., 9s, 2023                           23                   24,150
    Dominion Resources, Inc., 7.6s, 2003                                 1,750                1,753,488
    DTE Energy Co., 7.05s, 2011                                            474                  554,370
    Entergy Mississippi, Inc., 6.2s, 2004                                  180                  186,150
    Exelon Generation Co., LLC, 6.95s, 2011                              1,250                1,450,026
    Firstenergy Corp., 6.45s, 2011                                       1,619                1,776,626
    GGIB Funding Corp., 7.43s, 2011                                         68                   70,624
    Gulf States Utilities Co., 8.25s, 2004                                  89                   93,241
    Midamerican Energy Holdings Co., 3.5s, 2008##                        1,500                1,508,069
    Midamerican Energy Holdings Co., 5.875s, 2012##                        510                  559,327
    Midamerican Funding LLC, 6.927s, 2029                                  414                  471,611
    Niagara Mohawk Power Corp., 7.75s, 2006                                863                  988,065
    Niagara Mohawk Power Corp., 8.77s, 2018                                505                  525,630
    Northeast Utilities LLC, 8.58s, 2006                                   158                  182,435
    Oncor Electric Delivery Co., 7s, 2032                                2,000                2,296,758
    Progress Energy, Inc., 6.85s, 2012                                   2,215                2,549,106
    PSEG Power LLC, 6.95s, 2012                                            528                  606,190
    PSEG Power LLC, 8.625s, 2031                                         1,840                2,372,028
    Toledo Edison Co., 7.875s, 2004                                        492                  523,052
    TXU Corp., 7s, 2013##                                                  744                  823,980
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                         261                  286,387
                                                                                         --------------
                                                                                         $   20,144,228
-------------------------------------------------------------------------------------------------------
  Wireless Communication - 0.1%
    AT&T Wireless Services, Inc., 7.35s, 2006                        $     416           $      466,811
    AT&T Wireless Services, Inc., 8.75s, 2031                              972                1,201,455
                                                                                         --------------
                                                                                         $    1,668,266
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $     594,548,772
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.0%
  Canada - 0.2%
    Hydro Quebec, 6.3s, 2011 (Energy)                                $   1,084           $    1,275,358
    Telus Corp, 8s, 2011 (Telecommunications -
      Wireline)                                                          1,000                1,155,000
                                                                                         --------------
                                                                                         $    2,430,358
-------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 8.5s, 2031
      (Telecommunications - Wireline)                                $   1,688           $    2,335,745
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    State of Israel, 4.625s, 2013                                    $     901           $      877,497
-------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Republic of Italy, 4.625s, 2005                                  $   2,269           $    2,395,029
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks & Credit Cos.)##                                              837                1,076,321
                                                                                         --------------
                                                                                         $    3,471,350
-------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Pemex Project Funding Master Trust, 9.125s, 2010
      (Energy - Independent)                                         $     938           $    1,134,980
    United Mexican States, 11.375s, 2016                                   409                  595,095
    United Mexican States, 8.125s, 2019                                    341                  388,740
    United Mexican States, 11.5s, 2026                                     800                1,197,600
                                                                                         --------------
                                                                                         $    3,316,415
-------------------------------------------------------------------------------------------------------
  Netherlands
    Deutsche Telekom N.V., 8.75s, 2030
      (Telecommunications - Wireline)                                $     435           $      554,229
-------------------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##        $     400           $      400,348
-------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks &
      Credit Cos.)##                                                 $     780           $      925,919
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Barclays Bank PLC, 6.86s, 2049 (Banks & Credit Cos.)##           $   2,000           $    2,312,024
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $   16,623,885
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $588,095,658)                                              $  611,172,657
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.6%
-------------------------------------------------------------------------------------------------------
                                                                      SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Insurance - 0.4%
    Chubb Corp., 7s                                                     87,300           $    2,274,165
    Hartford Financial Services Group, Inc., 6s                         76,150                4,008,536
                                                                                         --------------
                                                                                         $    6,282,701
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Motorola, Inc., 7s                                                 100,350           $    3,271,410
-------------------------------------------------------------------------------------------------------
  Utilities - Electric Power
    NiSource, Inc. - SAILS*                                                200           $          444
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $10,067,079)                        $    9,554,555
-------------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bond - 0.2%
  Electronics - 0.2%
    Analog Devices, Inc., 4.75s, 2005 (Identified
      Cost, $2,929,806)                                              $   3,000           $    3,052,500
-------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.0%
-------------------------------------------------------------------------------------------------------
                                                                      SHARES
-------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at
      Amortized Cost                                                 33,984,701          $   33,984,701
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.3%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 7/01/03                       $  12,038           $   12,038,000
    Citigroup, Inc., due 7/07/03                                         6,000                5,998,900
    Edison Asset Securitization LLC, due 7/01/03^                       32,594               32,594,000
    Federal Home Loan Bank, due 7/01/03                                 54,452               54,452,000
    General Electric Capital Corp., due 7/01/03                         26,632               26,632,000
    General Motors Acceptance Corp., due 7/07/03                           800                  799,809
    Merrill Lynch & Co., Inc., due 7/01/03                              18,337               18,337,000
    New Center Asset Trust, due 7/01/03                                 20,475               20,475,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $  171,326,709
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,704,977,830)                                      $1,774,563,418

Other Assets, Less Liabilities - (6.4)%                                                    (107,373,456)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $1,667,189,962
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 ^ 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $33,088,916 of
    securities on loan (identified cost, $1,704,977,830)         $1,774,563,418
  Cash                                                                   33,784
  Receivable for series shares sold                                   7,626,562
  Receivable for investments sold                                     2,747,997
  Interest and dividends receivable                                   7,432,358
  Other assets                                                            1,394
                                                                 --------------
      Total assets                                               $1,792,405,513
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      325,083
  Payable for investments purchased                                  90,666,156
  Collateral for securities loaned, at value                         33,984,701
  Payable to affiliates -
    Management fee                                                      102,523
    Shareholder servicing agent fee                                       4,784
    Distribution fee (Service Class)                                      5,645
    Administrative fee                                                    2,392
  Accrued expenses and other liabilities                                124,267
                                                                 --------------
      Total liabilities                                          $  125,215,551
                                                                 --------------
Net assets                                                       $1,667,189,962
                                                                 --------------
Net assets consist of:
  Paid-in capital                                                $1,633,719,920
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     69,589,011
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (50,865,384)
  Accumulated undistributed net investment income                    14,746,415
                                                                 --------------
      Total                                                      $1,667,189,962
                                                                 --------------
Shares of beneficial interest outstanding                          92,316,799
                                                                   ----------
Initial Class shares:

  Net asset value per share
    (net assets of $1,392,685,262 / 77,043,969 shares of
    beneficial interest outstanding)                                 $18.08
                                                                     ------
Service Class shares:

  Net asset value per share
    (net assets of $274,504,700 / 15,272,830 shares of
    beneficial interest outstanding)                                 $17.97
                                                                     ------

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $ 12,331,875
    Dividends                                                         8,469,276
    Foreign taxes withheld                                              (63,482)
                                                                   ------------
      Total investment income                                      $ 20,737,669
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,184,764
    Trustees" compensation                                               12,809
    Shareholder servicing agent fee                                     241,956
    Distribution fee (Service Class)                                    277,284
    Administrative fee                                                  120,978
    Custodian fee                                                       224,083
    Printing                                                             70,121
    Auditing fees                                                        22,566
    Legal fees                                                            3,046
    Miscellaneous                                                        13,189
                                                                   ------------
      Total expenses                                               $  6,170,796
    Fees paid indirectly                                                (20,895)
                                                                   ------------
      Net expenses                                                 $  6,149,901
                                                                   ------------
        Net investment income                                      $ 14,587,768
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (2,758,197)
    Foreign currency transactions                                        18,688
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (2,739,509)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 97,891,973
    Translation of assets and liabilities in foreign currencies          (7,856)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 97,884,117
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 95,144,608
                                                                   ------------
          Increase in net assets from operations                   $109,732,376
                                                                   ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2003             DECEMBER 31, 2002
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   14,587,768                $   24,295,897
  Net realized loss on investments and foreign
    currency transactions                                        (2,739,509)                  (42,416,514)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 97,884,117                   (34,807,078)
                                                             --------------                --------------
    Increase (decrease) in net assets from operations        $  109,732,376                $  (52,927,695)
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                 $  (21,891,397)               $  (13,493,082)
  From net investment income (Service Class)                     (4,100,255)                   (1,082,553)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                              --                     (10,697,838)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                              --                        (888,182)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (25,991,652)               $  (26,161,655)
                                                             --------------                --------------
Net increase in net assets from series share
  transactions                                               $  371,876,179                $  565,507,632
                                                             --------------                --------------
      Total increase in net assets                           $  455,616,903                $  486,418,282
Net assets:
  At beginning of period                                      1,211,573,059                   725,154,777
                                                             --------------                --------------
  At end of period (including accumulated
    undistributed net investment income
    of $14,746,415 and $26,150,299,
    respectively)                                            $1,667,189,962                $1,211,573,059
                                                             --------------                --------------

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series" financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                          SIX MONTHS ENDED            -------------------------------------------------------------------------
                             JUNE 30, 2003               2002              2001             2000            1999           1998
                               (UNAUDITED)
INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $17.14             $18.60            $19.59           $17.75          $18.12         $16.63
                                    ------             ------            ------           ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)          $ 0.18             $ 0.45            $ 0.51           $ 0.61          $ 0.53         $ 0.53
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              1.07              (1.37)            (0.46)            2.10            0.05           1.49
                                    ------             ------            ------           ------          ------         ------
      Total from investment
        operations                  $ 1.25             $(0.92)           $ 0.05           $ 2.71          $ 0.58         $ 2.02
                                    ------             ------            ------           ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income        $(0.31)            $(0.30)           $(0.42)          $(0.44)         $(0.33)        $(0.24)
  From net realized gain on
    investments and foreign
    currency transactions             --                (0.24)            (0.62)           (0.43)          (0.62)         (0.29)
                                    ------             ------            ------           ------          ------         ------
      Total distributions declared
        to shareholders             $(0.31)            $(0.54)           $(1.04)          $(0.87)         $(0.95)        $(0.53)
                                    ------             ------            ------           ------          ------         ------
Net asset value - end of
  period                            $18.08             $17.14            $18.60           $19.59          $17.75         $18.12
                                    ------             ------            ------           ------          ------         ------
Total return                          7.41%++           (5.17)%            0.25%           16.02%           3.08%         12.33%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.86%+             0.86%             0.89%            0.90%           0.90%          1.00%
  Net investment income(S)(S)         2.16%+             2.58%             2.75%            3.40%           2.97%          3.05%
Portfolio turnover                      35%                73%               98%              76%            112%           100%
Net assets at end of period
  (000 Omitted)                 $1,392,685         $1,036,038          $684,964         $351,870        $256,128       $171,182

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for the period indicated.
      To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income       --                 --               --               --               --             $ 0.54
        Ratios (to average net assets):
          Expenses##                --                 --               --               --               --               0.91%
          Net investment income     --                 --               --               --               --               3.14%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See    notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED              --------------------------------              PERIOD ENDED
                                        JUNE 30, 2003                 2002                    2001        DECEMBER 31, 2000*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $17.05               $18.54                 $19.56                    $17.07
                                               ------               ------                 ------                    ------
Income from investment operations#(S)(S) -
  Net investment income                        $ 0.16               $ 0.40                 $ 0.45                    $ 0.41
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     1.06                (1.36)                 (0.44)                     2.08
                                               ------               ------                 ------                    ------
      Total from investment operations         $ 1.22               $(0.96)                $ 0.01                    $ 2.49
                                               ------               ------                 ------                    ------
Less distributions declared to shareholders -
  From net investment income                   $(0.30)              $(0.29)                $(0.41)                   $ --
  From net realized gain on investments
    and foreign currency transactions            --                  (0.24)                 (0.62)                     --
                                               ------               ------                 ------                    ------
      Total distributions declared to
        shareholders                           $(0.30)              $(0.53)                $(1.03)                   $ --
                                               ------               ------                 ------                    ------
Net asset value - end of period                $17.97               $17.05                 $18.54                    $19.56
                                               ------               ------                 ------                    ------
Total return                                     7.23%++             (5.35)%                 0.02%                    13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                     1.11%+               1.10%                  1.09%                     1.15%+
  Net investment income(S)(S)                    1.91%+               2.37%                  2.44%                     3.14%+
Portfolio turnover                                 35%                  73%                    98%                       76%
Net assets at end of period
  (000 Omitted)                              $274,505             $175,535                $40,191                    $3,553

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 105 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series" portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series" investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and JP Morgan Chase Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series" other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series" custodian fees were reduced by $8,462 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $12,433 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $20,561,288           $13,821,844
    Long-term capital gain                      5,600,367             9,908,555
                                              -----------           -----------
Total distributions declared                  $26,161,655           $23,730,399
                                              -----------           -----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income        $ 25,988,137
              Capital loss carryforward             (32,076,498)
              Unrealized depreciation               (44,182,321)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES
U.S. government securities                         $325,656,505     $216,612,906
                                                   ------------     ------------
Investments (non-U.S. government securities)       $513,838,335     $238,225,560
                                                   ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,721,834,531
                                                               --------------
Gross unrealized appreciation                                  $   73,765,753
Gross unrealized depreciation                                     (21,036,866)
                                                               --------------
    Net unrealized appreciation                                $   52,728,887
                                                               --------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                   SIX MONTHS ENDED JUNE 30, 2003         YEAR ENDED DECEMBER 31, 2002
                                  -------------------------------      -------------------------------
                                        SHARES             AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         20,018,197       $345,773,226       31,036,122       $ 550,784,307
Shares issued to shareholders
  in reinvestment of
  distributions                      1,274,237         21,891,396        1,324,079          24,190,920
Shares reacquired                   (4,700,306)       (80,744,380)      (8,729,153)       (151,209,018)
                                    ----------       ------------       ----------       -------------
    Net increase                    16,592,128       $286,920,242       23,631,048       $ 423,766,209
                                    ----------       ------------       ----------       -------------

Service Class shares
                                   SIX MONTHS ENDED JUNE 30, 2003         YEAR ENDED DECEMBER 31, 2002
                                  -------------------------------      -------------------------------
                                        SHARES             AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                          5,369,880      $  91,749,403        9,183,389       $ 159,405,991
Shares  issued to shareholders
  in reinvestment of
  distributions                        239,921          4,100,251          108,282           1,970,735
Shares reacquired                     (634,206)       (10,893,717)      (1,162,695)        (19,635,303)
                                    ----------       ------------       ----------       -------------
    Net increase                     4,975,595      $  84,955,937        8,128,976       $ 141,741,423
                                    ----------       ------------       ----------       -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $5,748. The series had no significant borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VTR-SEM  8/03  88M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) STRATEGIC
                INCOME SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Chairman              ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN* (born 09/12/59) Trustee and              Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE* (born 12/14/59) Trustee                  WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer, (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Peter C. Vaream+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)


     July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series provided a total return of 7.17% for Initial Class shares and 6.97% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with returns over the same period of 3.93%, 18.49%, 2.65%, and 17.34%, respectively, for the series" benchmarks, the Lehman
Brothers Aggregate Bond Index, Lehman Brothers High Yield Index, Salomon Brothers Non-dollar World Government Bond Index Hedged Index, and the J.P. Morgan Emerging Markets Bond Index Global. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Lehman Brothers Government/ Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies and all investment-grade domestic corporate debt. The Lehman Brothers High Yield Index measures the performance of the high-yield bond market. The Salomon Brothers Non dollar World Government Bond Hedged Index is a measure, hedged in U.S. dollars, of government bond markets around the world. The Salomon Brothers World Government Bond Index is also a measure of government bond markets around the world. The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

VIT Strategic Income Series is one of our most highly diversified fixed-income offerings. Investments include U.S. government bonds, international bonds, high-grade and high-yield corporate bonds, and emerging market bonds. The series also has a small exposure to international currencies. As a result of this investment diversity, we use many different benchmark indices to measure series performance.

MARKET ENVIRONMENT
For the past six months, events that influenced U.S. and international fixed-income markets included interest rate cuts by the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank (ECB), U.S. mortgage rates that fell to near 40-year lows, and a weak U.S. dollar relative to foreign currencies.

Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. In our view, that interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance sheet quality of corporate issuers, and increased investor confidence. Low yields on U.S. Treasury securities made higher-yielding corporate issues much more attractive, in our opinion, to investors. High-grade bonds performed well for the period, but they were well behind the strong results achieved by high- yield bonds. (The principal value and interest on Treasury Securities are guaranteed by the U.S. government if held to maturity.)

The period was marked by near-record inflows into the high-yield sector at a time when there was only a modest supply of new high-yield issues available. The result of this supply/demand imbalance was a significant amount of appreciation in high-yield bond prices.

Although interest rates offered by international bonds declined during this six-month period, the rates of return they offered were generally higher than those of U.S. government bonds, both at the start of the period and at period end. Emerging-market bonds were among the top international performers because of the attractive yields they offered and their improved credit quality.

CONTRIBUTORS TO PERFORMANCE
Throughout the period, the series" holdings in U.S. Treasury securities and mortgage-backed issues were trimmed in favor of higher-yielding sectors that we believed offered better returns to investors. Increases in our high-yield corporate bond holdings made that group the largest in the portfolio. We also added to the series" holdings in international and emerging market debt holdings and increased the amount of foreign currency exposure in the portfolio.

Those asset shifts benefited series performance because we reduced our holdings in several lower-performing areas and increased holdings in sectors that were among the better-performing groups. Although currency represented a small portion of the series" investments, currency gains, especially from the euro, contributed to the series' total return. The value of our euro- denominated holdings rose as the euro appreciated against the U.S. dollar.

DETRACTORS FROM PERFORMANCE
The nature of this portfolio is to provide investors with a diverse mix of sectors within fixed-income markets. Performance results are, therefore, a mix of results across a variety of fixed-income sectors. In this reporting period the series underperformed the 100% high-yield index and the 100% emerging market debt index.

In addition, our high-yield position in the food distributor Fleming Cos., Inc. hurt performance. Although our position in Fleming was small, the company's bonds declined when allegations of accounting irregularities were raised. Fleming ultimately filed for bankruptcy.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Peter C. Vaream is Senior Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond, government securities and global governments portfolios of our mutual funds, variable annuities and institutional accounts. He is a member of the MFS Fixed Income Strategy Group.

Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst.

Peter earned a bachelor's degree in finance from New York University. He is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks to provide high current income by investing in fixed-income securities. Its secondary objective is to provide significant capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class June 14, 1994
                 Service Class May 1, 2000

Size: $47.4 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS
                                                         6 Months         1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                   + 7.17%        +13.76%        +25.85%        +31.48%        +59.25%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  --          +13.76%        + 7.97%        + 5.63%        + 5.28%
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                         6 Months         1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                   + 6.97%        +13.37%        +24.89%        +30.20%        +57.71%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                  --          +13.37%        + 7.69%        + 5.42%        + 5.17%
-------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                         6 Months         1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                     + 3.93%        +10.40%        +10.08%        + 7.55%        + 8.10%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index+                  + 5.23%        +13.15%        +10.82%        + 7.84%        + 8.27%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index#                         +18.49%        +22.76%        + 5.43%        + 2.94%        + 6.92%
-------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond
Index Global#                                             +17.34%        +31.53%        +12.90%        +11.09%        +13.40%
-------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Non-dollar World Government Bond
Hedged Index#                                             + 2.65%        + 7.69%        + 7.05%        + 6.79%        + 8.83%
-------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government
Bond Index#                                               + 7.11%        +16.51%        + 8.77%        + 6.69%        + 6.76%
-------------------------------------------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series" investment operations, June 14, 1994, through June 30, 2003.
    Index information is from June 1, 1994.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

Note to shareholders:
Effective 6/09/03, the series is replacing the Lehman Brothers Government Credit Index with the Lehman Brothers Aggregate Bond Index, and is replacing the Salomon Brothers World Government Bond Index with the Salomon Brothers Non-dollar World Government Bond Hedged Index.

The Lehman Brothers Aggregate Bond Index includes mortgage-backed securities, an asset class which the series may invest in. The Salomon Brothers Non-dollar World Government Bond Hedged Index excludes U.S. government bonds (which are included within the Lehman Indexes), and reflects hedging non-dollar currency exposure into U.S. dollars.

The series believes these changes are more appropriate to its strategies. For comparison, returns for the Lehman Brothers Government Credit Index and Salomon Brothers World Government Bond Index will continue to be shown for one year.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political, or regulatory developments affecting those countries.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

These risks may increase unit price volatility. Please see the prospectus for further information on these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Bonds - 96.6%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 69.4%
  Advertising & Broadcasting - 2.9%
    Allbritton Communications Co., 7.75s, 2012##                      $     175       $   180,687
    Dex Media East LLC, 9.875s, 2009                                        100           111,500
    Directv Holdings LLC, 8.375s, 2013##                                     35            39,025
    Lamar Media Corp., 7.25s, 2013##                                        115           121,900
    LIN Television Corp., 8s, 2008                                          250           268,125
    Muzak LLC/Muzak Finance Corp., 10s, 2009##                               35            36,663
    Panamsat Corp., 8.5s, 2012##                                            210           227,325
    Radio One, Inc., 8.875s, 2011                                           150           165,000
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                        140           148,750
    XM Satellite Radio, Inc., 14s, 2009                                      30            21,375
    XM Satellite Radio, Inc., 12s, 2010##                                    60            59,400
                                                                                      -----------
                                                                                      $ 1,379,750
-------------------------------------------------------------------------------------------------
  Aerospace - 1.3%
    BAE Systems Holding Inc., 6.4s, 2011##                            $     148       $   165,594
    Boeing Capital Corp., 5.75s, 2007                                       113           123,420
    Hexcel Corp., 9.875s, 2008##                                             90            99,000
    Hexcel Corp., 9.75s, 2009                                                70            69,650
    K&F Industries, Inc., 9.625s, 2010##                                    100           111,000
    Vought Aircraft Industrial, Inc., 8s, 2011##                             35            35,350
                                                                                      -----------
                                                                                      $   604,014
-------------------------------------------------------------------------------------------------
  Apparel & Manufacturers - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2005                             $     300       $    64,500
-------------------------------------------------------------------------------------------------
  Auto Loans - Subprime - 0.2%
    CPS Auto Receivables Trust, 2.89s, 2009                           $     113       $   113,998
-------------------------------------------------------------------------------------------------
  Automotive - 1.6%
    Collins & Aikman Products Co., 10.75s, 2011                       $      96       $    84,480
    Daimler Chrysler AG, 7.45s, 2097                                         92            93,116
    General Motors Acceptance Corp., 7s, 2012                               256           257,563
    General Motors Acceptance Corp., 8s, 2031                                41            40,228
    General Motors Corp., 7.125s, 2013                                       92            92,289
    Tenneco Automotive, Inc., 10.25s, 2013##                                140           141,750
    TRW Automotive Acquisition Corp., 9.375s, 2013##                         40            43,400
    TRW Automotive Acquisition Corp., 11s, 2013##                            10            10,900
                                                                                      -----------
                                                                                      $   763,726
-------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.3%
    Abbey National Capital, Trust I, 8.963s, 2049                     $     152       $   218,078
    Credit Suisse First Boston USA, 6.5s, 2012                              250           286,889
    Popular North America Inc., 4.25s, 2008                                 125           129,745
                                                                                      -----------
                                                                                      $   634,712
-------------------------------------------------------------------------------------------------
  Basic Industry
    Trimas Corp., 9.875s, 2012                                        $      10       $    10,250
-------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.3%
    Charter Communications Holdings, LLC, 8.625s, 2009                $     250       $   180,000
    Continental Cablevision, 9.5s, 2013                                     187           215,251
    CSC Holdings, Inc., 8.125s, 2009                                        295           304,587
    Mediacom Broadband LLC, 11s, 2013                                       250           278,125
    Tele Communications, Inc., 9.8s, 2012                                    81           107,299
                                                                                      -----------
                                                                                      $ 1,085,262
-------------------------------------------------------------------------------------------------
  Building - 1.1%
    American Standard, Inc., 7.375s, 2008                             $     170       $   187,850
    Nortek, Inc., 9.25s, 2007                                               200           206,000
    Williams Scotsman, Inc., 9.875s, 2007                                   120           117,600
                                                                                      -----------
                                                                                      $   511,450
-------------------------------------------------------------------------------------------------
  Business Services - 0.7%
    Iron Mountain, Inc., 8.625s, 2013                                 $     185       $   197,950
    Xerox Corp., 7.625s, 2013                                               115           115,144
                                                                                      -----------
                                                                                      $   313,094
-------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Huntsman ICI Chemicals, 10.125s, 2009                             $     150       $   144,000
    Lyondell Chemical Co., 11.125s, 2012                                    125           128,125
                                                                                      -----------
                                                                                      $   272,125
-------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Jacuzzi Brands, Inc., 9.625s, 2010                               $       40       $    40,000
    Kinder Morgan Energy Partners, 7.3s, 2033                               185           222,159
    Kindercare Learning Centers, Inc., 9.5s, 2009                           100           100,750
    Remington Arms, Inc., 10.5s, 2011##                                     100           104,500
    Sealy Mattress Co., 9.875s, 2007##                                      150           149,250
                                                                                      -----------
                                                                                      $   616,659
-------------------------------------------------------------------------------------------------
  Containers - 1.3%
    Ball Corp., 8.25s, 2008                                          $       30       $    31,500
    Owens-Brockway Glass Container, 8.875s, 2009                             85            92,225
    Owens-Brockway Glass Container, 8.25s, 2013##                           165           172,425
    Pliant Corp., 13s, 2010                                                 100            94,000
    Silgan Holdings, Inc., 9s, 2009                                         225           232,875
                                                                                      -----------
                                                                                      $   623,025
-------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 6.2%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029             $     336       $   340,633
    Commerce 1999-1, 7.146s, 2032 (Interest Only)                         3,032            92,484
    DLJ Commercial Mortgage Corp., 7.641s, 2031 (Interest  Only)         29,000           434,634
    Falcon Auto Dealership LLC, 3.877s, 2025 (Interest Only)                733           142,515
    First Union Lehman Brothers Bank, 7.243s, 2035 (Interest Only)        6,075           170,304
    First Union Lehman Brothers Commercial, 7s, 2029                        153           147,456
    First Union Lehman Brothers Commercial, 7.5s, 2029                      153           150,600
    LB Commercial Conduit Mortgage Trust, 7.603s, 2030
      (Interest Only)                                                     2,096            78,815
    Morgan Stanley Capital I, Inc., 6.86s, 2029                             185           194,342
    Mortgage Capital Funding Inc., 7.51s, 2031 (Interest Only)            1,849            64,779
    Residential Funding Mortgage Securities, Inc., 6s, 2016                 353           361,676
    Small Business Administration, 6.35s, 2021                              222           247,819
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032##                    465           514,826
                                                                                      -----------
                                                                                      $ 2,940,883
-------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L-3 Communications Corp., 7.625s, 2012                            $     140       $   154,000
-------------------------------------------------------------------------------------------------
  Energy - Independent - 1.1%
    Chesapeake Energy Corp., 8.125s, 2011##                           $     250       $   269,375
    Ocean Energy, Inc., 4.375s, 2007                                        213           223,974
    Semco Energy, Inc., 7.125s, 2008##                                       15            15,675
    Semco Energy, Inc., 7.75s, 2013##                                        15            15,975
                                                                                      -----------
                                                                                      $   524,999
-------------------------------------------------------------------------------------------------
  Entertainment - 2.3%
    AMC Entertainment, Inc., 9.5s, 2011                               $     140       $   144,900
    Disney Walt Co., 6.75s, 2006                                            161           179,288
    News America Holdings Inc., 7.7s, 2025                                   37            43,508
    News America Inc., 6.55s, 2033##                                         42            44,675
    Regal Cinemas Corp., 9.375s, 2012                                       235           259,088
    Time Warner Inc., 6.95s, 2028                                            96           102,774
    Turner Broadcasting Systems, Inc., 8.375s, 2013                         270           331,886
                                                                                      -----------
                                                                                      $ 1,106,119
-------------------------------------------------------------------------------------------------
  Financial Consumer - Noncaptive Consumer - 0.7%
    SLM Corp., 1.389s, 2007                                           $     345       $   345,806
-------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 0.8%
    Burns Philip Capital Property Ltd., 9.75s, 2012##                 $     330       $   321,750
    Dominos, Inc., 8.25s, 2011##                                             45            46,462
                                                                                      -----------
                                                                                      $   368,212
-------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Buckeye Cellulose Corp., 8s, 2010                                 $     170       $   158,950
    Cascades Inc., 7.25s, 2013##                                            150           157,875
    Meadwestvaco Corp., 6.8s, 2032                                          192           209,960
    Riverwood International Corp., 10.875s, 2008                             15            15,375
                                                                                      -----------
                                                                                      $   542,160
-------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.8%
    Aztar Corp., 8.875s, 2007                                         $     120       $   125,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                115           123,050
    Forest City Enterprises, Inc., 7.625s, 2015                              95            99,631
    Hilton Hotels Corp., 7.625s, 2012                                        70            76,650
    Hollywood Park, Inc., 9.5s, 2007                                        130           129,025
    Host Marriott LP, 8.45s, 2008                                           250           258,125
    Park Place Entertainment Corp., 8.875s, 2008                            105           115,763
    Starwood Hotels Resorts, 7.875s, 2012                                   250           273,750
    Venetian Casino Resort LLC, 11s, 2010                                   110           124,025
                                                                                      -----------
                                                                                      $ 1,325,269
-------------------------------------------------------------------------------------------------
  Home Construction - 0.8%
    D.R. Horton Inc., 8s, 2009                                        $     240       $   267,000
    Pulte Homes Inc., 6.375s, 2033                                          125           126,078
                                                                                      -----------
                                                                                      $   393,078
-------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Metlife Inc., 6.5s, 2032                                          $     193       $   220,245
-------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.6%
    Safeco Corp., 4.2s, 2008                                          $     150       $   154,828
    Willis Corroon Corp., 9s, 2009                                          135           143,100
                                                                                      -----------
                                                                                      $   297,928
-------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.9%
    Blount, Inc., 7s, 2005                                            $      45       $    43,650
    Kennametal Inc., 7.2s, 2012                                              38            41,589
    Manitowoc Co., Inc., 10.5s, 2012                                         90            99,900
    Terex Corp., 10.375s, 2011                                               85            93,925
    United Rentals, Inc., 10.75s, 2008                                      130           142,025
                                                                                      -----------
                                                                                      $   421,089
-------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.5%
    Alliance Imaging, Inc., 10.375s, 2011                             $     120       $   125,400
    Fisher Scientific International, Inc., 8.125s, 2012                     120           128,400
                                                                                      -----------
                                                                                      $   253,800
-------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Arch Western Finance, 6.75s, 2013##                               $      50       $    51,250
    Phelps Dodge Corp., 8.75s, 2011                                          39            45,853
    U.S. Steel Corp., 9.75s, 2010                                            80            81,200
                                                                                      -----------
                                                                                      $   178,303
-------------------------------------------------------------------------------------------------
  Municipals - 2.4%
    Austin Texas Electric Utility Systems Rev., 5.5s, 2013            $     650       $   765,706
    Massachusetts St, 5.5s, 2013                                            325           382,980
                                                                                      -----------
                                                                                      $ 1,148,686
-------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.1%
    Amerigas Partners LLP, 8.875s, 2011                               $      60       $    65,400
-------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.1%
    ANR Pipeline Co., 8.875s, 2010##                                  $      35       $    38,237
    Dynegy, Inc., 6.875s, 2011                                              100            84,000
    Southern Natural Gas Co., 8.875s, 2010##                                135           147,150
    Williams Cos., Inc., 7.125s, 2011                                       170           165,750
    Williams Holdings Of De, 6.25s, 2006                                    109           106,820
                                                                                      -----------
                                                                                      $   541,957
-------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Petroleos Mexicanos, 9.5s, 2027                                   $      47       $    58,515
    Valero Energy Corp., 6.875s, 2012                                       114           129,227
    XTO Energy, Inc., 6.25s, 2013##                                         129           137,063
                                                                                      -----------
                                                                                      $   324,805
-------------------------------------------------------------------------------------------------
  PC & Peripheral - 0.3%
    Unisys Corp., 8.125s, 2006                                        $     115       $   123,050
-------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Allied Waste North America, Inc., 10s, 2009                       $     250       $   265,625
-------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.9%
    American Media Operations, Inc., 8.875s, 2011##                   $     100       $   108,250
    Hollinger International Publishing, Inc., 9s, 2010                       70            74,900
    Houghton Mifflin Co., 8.25s, 2011##                                      75            79,125
    Houghton Mifflin Co., 9.875s, 2013##                                     40            43,400
    Mail-Well Corp., 9.625s, 2012                                           100           105,250
                                                                                      -----------
                                                                                      $   410,925
-------------------------------------------------------------------------------------------------
  Real Estate - 1.6%
    Boston Properties, Inc., 5s, 2015##                               $     245       $   240,168
    EOP Operating LP, 5.875s, 2013                                          166           178,969
    Kimco Realty Corp., 6s, 2012                                            100           110,374
    Vornado Reality Trust, 5.625s, 2007                                     201           215,668
                                                                                      -----------
                                                                                      $   745,179
-------------------------------------------------------------------------------------------------
  Restaurants - 0.4%
    Tricon Global Restaurants Inc., 8.875s, 2011                      $     168       $   199,080
-------------------------------------------------------------------------------------------------
  Steel - 0.1%
    AK Steel Corp., 7.75s, 2012                                       $      80       $    66,400
-------------------------------------------------------------------------------------------------
  Stores - 1.1%
    J.Crew Operating Corp., 10.375s, 2007                             $     100       $    97,000
    Penney (JC) Co., Inc., 8s, 2010                                          57            59,707
    Rite Aid Corp., 9.5s, 2011##                                            140           150,500
    Rite Aid Corp., 9.25s, 2013##                                            70            69,300
    Sears Roebuck Acceptance Corp., 7s, 2032                                115           128,633
                                                                                      -----------
                                                                                      $   505,140
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Fleming Cos., Inc., 9.25s, 2010 (In default)                      $     165       $    24,750
    Roundys, Inc., 8.875s, 2012                                             135           141,075
                                                                                      -----------
                                                                                      $   165,825
-------------------------------------------------------------------------------------------------
  Supranational - 0.5%
    Corporacion Andina de Fomento, 6.875s, 2012                       $     212       $   241,349
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.4%
    Citizens Communications, 8.5s, 2006                               $      56       $    64,949
    Qwest Services Corp., 13.5s, 2010##                                     130           146,900
    Sprint Capital Corp., 6.875s, 2028                                       91            91,294
    Verizon New York Inc., 6.875s, 2012                                     284           334,315
                                                                                      -----------
                                                                                      $   637,458
-------------------------------------------------------------------------------------------------
  Tobacco - 0.1%
    Philip Morris Cos., Inc., 6.8s, 2003                              $      48       $    48,239
-------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 7.0%
    FNMA, 6s, 2017                                                    $     886       $   924,957
    FNMA, 6.5s, 2032                                                         68            71,100
    FNMA, 5.5s, 2033 TBA                                                  1,164         1,202,922
    GNMA, 6.5s, 2032                                                      1,074         1,128,020
                                                                                      -----------
                                                                                      $ 3,326,999
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.6%
    U.S. Treasury Bonds, 7.125s, 2023                                 $     619       $   235,777
    U.S. Treasury Bonds, 5.25s, 2028                                      1,965         2,139,011
    U.S. Treasury Bonds, 5.375s, 2031                                       155           174,538
    U.S. Treasury Notes, 1.25s, 2005                                        493           492,711
    U.S. Treasury Notes, 3.25s, 2007                                         72            75,141
    U.S. Treasury Notes, 3.375s, 2007                                     1,272         1,396,329
    U.S. Treasury Notes, 3.625s, 2013                                       971           978,586
                                                                                      -----------
                                                                                      $ 5,492,093
-------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 4.6%
    AES Corp., 8.75s, 2013##                                          $      90       $    93,600
    AES Corp., 9s, 2015##                                                    90            94,050
    Beaver Valley II Funding, 9s, 2017                                      202           242,145
    Calpine Corp., 8.5s, 2011                                                50            37,500
    CMS Energy Corp., 8.5s, 2011                                            100           104,375
    Midamerican Energy Holdings, 3.5s, 2008##                               202           203,087
    Midamerican Energy Holdings, 5.875s, 2012##                             249           273,083
    Niagara Mohawk Power Corp., 8.77s, 2018                                 238           247,723
    Nisource Finance Corp., 7.875s, 2010                                    200           236,140
    PG&E Corp., 6.875s, 2008##                                               35            36,312
    PSEG Energy Holdings LLC, 7.75s, 2007##                                 224           236,880
    Reliant Resources, Inc., 9.25s, 2010                                     30            30,150
    Reliant Resources, Inc., 9.5s, 2013##                                    35            35,394
    TXU Corp., 6.375s, 2006                                                 288           306,360
                                                                                      -----------
                                                                                      $ 2,176,799
-------------------------------------------------------------------------------------------------
  Wireless Communication - 0.8%
    Alamosa Holdings, Inc., 12.5s, 2011                               $     100       $    82,000
    AT&T Wireless Services Inc., 8.75s, 2031                                 38            46,970
    Centennial Cellular Operating Co., 10.125s, 2013##                      145           143,550
    Nextel Communications, Inc., 8.125s, 2011##                              20            19,950
    Triton PCS, Inc., 8.5s, 2013##                                           70            75,250
                                                                                      -----------
                                                                                      $   367,720
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $32,917,185
-------------------------------------------------------------------------------------------------
Foreign Bonds - 27.2%
  Algeria - 0.1%
    Republic of Algeria, 2.188s, 2010                                 $      45       $    42,560
-------------------------------------------------------------------------------------------------
  Austria - 1.2%
    Republic of Austria, 5.5s, 2007                                    EUR  186       $   236,740
    Republic of Austria, 5s, 2012                                           147           185,049
    Republic of Austria, 4.65s, 2018                                        117           139,867
                                                                                      -----------
                                                                                      $   561,656
-------------------------------------------------------------------------------------------------
  Belgium - 0.3%
    Kingdom of Belgium, 5s, 2012                                       EUR  127       $   159,654
-------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Federal Republic of Brazil, 2.125s, 2006                          $     104       $    97,978
    Federal Republic of Brazil, 2.188s, 2009                                200           167,802
    Federal Republic of Brazil, 10.25s, 2013                                 53            50,615
    Federal Republic of Brazil, 8s, 2014                                    192           167,607
                                                                                      -----------
                                                                                      $   484,002
-------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 8.25s, 2015                                $       38       $    44,840
    Republic of Bulgaria, 8.25s, 2015##                                     100           118,000
                                                                                      -----------
                                                                                      $   162,840
-------------------------------------------------------------------------------------------------
  Canada - 1.9%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                 $     125       $   140,020
    Government of Canada, 5.5s, 2009                                   CAD  298           237,158
    Government of Canada, 5.25s, 2012                                       304           237,236
    Government of Canada, 8s, 2023                                          141           142,153
    Rogers Cable Inc., 6.25s, 2013 (Broadcast & Cable TV)##           $     147           146,632
                                                                                      -----------
                                                                                      $   903,199
-------------------------------------------------------------------------------------------------
  Colombia - 0.3%
    Republic of Colombia, 9.75s, 2009                                 $      39       $    45,045
    Republic of Colombia, 10.75s, 2013                                       90           105,300
                                                                                      -----------
                                                                                      $   150,345
-------------------------------------------------------------------------------------------------
  Denmark - 1.4%
    Kingdom of Denmark, 7s, 2007                                       DKK  950       $   171,121
    Kingdom of Denmark, 5s, 2013                                          2,859           479,450
                                                                                      -----------
                                                                                      $   650,571
-------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Republic of Dominican, 9.5s, 2006##                               $      75       $    71,250
    Republic of Dominican, 9.04s, 2013##                                     76            68,780
                                                                                      -----------
                                                                                      $   140,030
-------------------------------------------------------------------------------------------------
  Finland - 1.2%
    Republic of Finland, 5.375s, 2013                                  EUR  439       $   567,625
-------------------------------------------------------------------------------------------------
  France - 2.0%
    Crown Cork & Seal, 9.5s, 2011 (Containers)##                      $      55       $    59,400
    Crown Cork & Seal, 10.25s, 2011 (Containers)##                     EUR   45            54,867
    France Telecom S.A., 10s, 2031 (Telecom - Wireline)               $     174           240,770
    Republic of France, 4.75s, 2007                                    EUR  221           273,161
    Republic of France, 4s, 2009                                             30            35,917
    Republic of France, 5s, 2016                                             63            78,352
    Rhodia S.A., 8.875s, 2011 (Chemicals)##                           $     190           196,650
                                                                                      -----------
                                                                                      $   939,117
-------------------------------------------------------------------------------------------------
  Germany - 1.0%
    Federal Republic of Germany, 4.75s, 2008                           EUR   57       $    70,970
    Federal Republic of Germany, 5.25s, 2010                                288           368,206
    Kronos International, Inc., 8.875s, 2009 (Chemicals)                     10            12,078
                                                                                      -----------
                                                                                      $   451,254
-------------------------------------------------------------------------------------------------
  Ireland - 1.6%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper
      Products)                                                      $       95       $   104,975
    Republic of Ireland, 4.25s, 2007                                   EUR  261           317,159
    Republic of Ireland, 5s, 2013                                           152           190,923
    Republic of Ireland, 4.6s, 2016                                         115           138,182
                                                                                      -----------
                                                                                      $   751,239
-------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 4.75s, 2013                                     EUR  402       $   494,428
-------------------------------------------------------------------------------------------------
  Kazakhstan - 0.5%
    Kazkommerts International BV, 10.125s, 2007 (Banks &
      Credit Cos.)##                                                  $      14       $    15,120
    Kazkommerts International BV, 10.125s, 2007 (Banks &
      Credit Cos.)                                                           20            21,700
    Kazkommerts International BV, 8.5s, 2013 (Banks &
      Credit Cos.)##                                                         76            75,620
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                            100           107,000
                                                                                      -----------
                                                                                      $   219,440
-------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Tyco International Group S.A., 7s, 2028 (Conglomerates)           $     130       $   131,300
-------------------------------------------------------------------------------------------------
  Malaysia - 0.5%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##              $     200       $   237,247
-------------------------------------------------------------------------------------------------
  Mexico - 1.7%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                $     180       $   207,000
    Grupo Televisa S.A. de CV, 8.5s, 2032 (Broadcast &
      Cable TV)                                                             149           160,920
    Pemex Project Funding Master Trust, 8.625s, 2022
      (Finance - Other Services)                                             50            57,125
    United Mexican States, 8.125s, 2019                                      13            14,820
    United Mexican States, 11.5s, 2026                                      237           354,789
                                                                                      -----------
                                                                                      $   794,654
-------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Deutsche Telekom Intl Fin BV, 8.75s, 2030 (Telecom -
      Wireline)                                                       $     107       $   136,328
    Kingdom of Netherlands, 3.75s, 2009                                EUR  216           255,581
    Kingdom of Netherlands, 5s, 2012                                        199           250,013
                                                                                      -----------
                                                                                      $   641,922
-------------------------------------------------------------------------------------------------
  New Zealand - 1.3%
    Government of New Zealand, 7s, 2009                                NZD  350       $   224,722
    Government of New Zealand, 6.5s, 2013                                   594           377,512
                                                                                      -----------
                                                                                      $   602,234
-------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Kingdom of Norway, 5.5s, 2009                                      NOK  367       $    54,060
    Kingdom of Norway, 6.5s, 2013                                           199            31,427
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit
      Cos.)##                                                         $     300           300,261
                                                                                      -----------
                                                                                      $   385,748
-------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.375s, 2023                                  $      80       $    89,200
    Republic of Panama, 9.375s, 2029                                         39            45,045
                                                                                      -----------
                                                                                      $   134,245
-------------------------------------------------------------------------------------------------
  Poland - 0.3%
    PTC International Finance II S.A., 11.25s, 2009
      (Wireless Communications)                                       $     130       $   146,900
-------------------------------------------------------------------------------------------------
  Portugal
    Republic of Portugal, 5.45s, 2013                                  EUR   13       $    16,833
-------------------------------------------------------------------------------------------------
  Qatar - 0.8%
    State of Qatar, 9.75s, 2030                                       $     270       $   374,760
-------------------------------------------------------------------------------------------------
  Russia - 1.2%
    AO Siberian Oil Co, 10.75s, 2009 (Energy -
      Integrated)                                                     $      97       $   114,218
    Gazprom, 9.625s, 2013 (Utilities - Gas)##                               110           121,275
    Mobile Telesystems Fin S.A., 9.75s, 2008 (Wireless
      Communications)##                                                      50            54,375
    Russian Federation, 5s, 2030                                            188           182,360
    Tyumen Oil Co., 11s, 2007 (Oil Services)                                101           117,261
                                                                                      -----------
                                                                                      $   589,489
-------------------------------------------------------------------------------------------------
  Singapore - 1.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##   $     208       $   246,912
    Flextronics International Ltd., 9.875s, 2010 (Electronics)              180           197,100
    Flextronics International Ltd., 6.5s, 2013 (Electronics)##               95            91,437
                                                                                      -----------
                                                                                      $   535,449
-------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Kingdom of Spain, 6s, 2008                                         EUR  216       $   280,310
    Kingdom of Spain, 5.35s, 2011                                           106           136,493
    Kingdom of Spain, 5.5s, 2017                                             58            75,818
                                                                                      -----------
                                                                                      $   492,621
-------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 8s, 2007                                        SEK  800       $   117,261
    Kingdom of Sweden, 5.25s, 2011                                          240            32,251
                                                                                      -----------
                                                                                      $   149,512
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##            $     170       $   217,816
    British Sky Broadcasting Group, 7.3s, 2006
      (Advertising & Broadcasting)                                          204           228,480
    United Kingdom Treasury, 5.75s, 2009                               GBP  244           443,719
                                                                                      -----------
                                                                                      $   890,015
-------------------------------------------------------------------------------------------------
  Ukraine - 0.2%
    Ukraine Cabinet of Ministers, 7.65s, 2013##                       $     100       $    99,438
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $12,900,327
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $43,206,463)                                            $45,817,512
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at
      Amortized Cost                                                  $   1,808       $ 1,808,000
-------------------------------------------------------------------------------------------------
Put Options Purchased
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Euro/July/1.1516 (Premiums Paid, $5,493)                          $     477       $     4,020
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $45,019,956)                                      $47,629,532
Other Assets, Less Liabilities - (0.4)%                                                  (184,273)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $47,445,259
-------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD          = Australian Dollars                   GBP      = British Pounds
CAD          = Canadian Dollars                     NZD      = New Zealand Dollars
DKK          = Danish Kroner                        NOK      = Norwegian Krone
EUR          = Euro                                 SEK      = Swedish Kroner

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $45,019,956)           $47,629,532
  Cash                                                                 7,775
  Receivable for forward foreign currency exchange contracts          82,403
  Receivable for series shares sold                                  689,396
  Receivable for investments sold                                    660,254
  Interest receivable                                                787,971
  Other assets                                                           249
                                                                 -----------
      Total assets                                               $49,857,580
                                                                 -----------
Liabilities:
  Payable for series shares reacquired                           $   537,830
  Payable for investments purchased                                1,859,692
  Payable for forward foreign currency exchange contracts             10,910
  Payable to affiliates -
    Management fee                                                     2,903
    Shareholder servicing agent fee                                      138
    Distribution fee                                                     140
    Administrative fee                                                    69
  Accrued expenses and other liabilities                                 639
                                                                 -----------
      Total liabilities                                          $ 2,412,321
                                                                 -----------
Net assets                                                       $47,445,259
                                                                 -----------
Net assets consist of:
  Paid-in capital                                                $44,985,276
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                2,693,046
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (1,228,513)
  Accumulated undistributed net investment income                    995,450
                                                                 -----------
      Total                                                      $47,445,259
                                                                 -----------
Shares of beneficial interest outstanding                         4,441,314
                                                                  --------

Class IC shares:
  Net asset value per share
    (net assets of $40,128,824 / 3,751,185 shares of
    beneficial interest outstanding)                               $10.70
                                                                   ------

Class SC shares:
  Net asset value per share
    (net assets of $7,316,435 / 690,129 shares of
    beneficial interest outstanding)                               $10.60
                                                                   ------

See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
---------------------------------------------------------------------------------------
Net investment income:
  Interest                                                                   $1,318,573
                                                                             ----------
  Expenses -
    Management fee                                                           $  166,429
    Administrative fee                                                            3,884
    Trustees" compensation                                                          638
    Shareholder servicing agent fee                                               7,767
    Distribution fee (Service Class)                                              6,231
    Custodian fee                                                                15,899
    Printing                                                                     14,777
    Auditing fees                                                                21,466
    Miscellaneous                                                                 1,617
                                                                             ----------
      Total expenses                                                         $  238,708
                                                                             ----------
    Fees paid indirectly                                                           (410)
    Reduction of expenses by investment adviser                                 (32,352)
                                                                             ----------
      Net expenses                                                           $  205,946
                                                                             ----------
        Net investment income                                                $1,112,627
                                                                             ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                  $1,465,655
    Futures contracts                                                           (75,982)
    Foreign currency transactions                                              (682,118)
                                                                             ----------
      Net realized gain on investments and foreign currency transactions     $  707,555
                                                                             ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                              $1,065,496
    Futures contracts                                                              (502)
    Translation of assets and liabilities in foreign currencies                 224,278
                                                                             ----------
      Net unrealized gain on investments and foreign currency translation    $1,289,272
                                                                             ----------
        Net realized and unrealized gain on investments and foreign
         currency                                                            $1,996,827
                                                                             ----------
          Increase in net assets from operations                             $3,109,454
                                                                             ----------

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                       JUNE 30, 2003       DECEMBER 31, 2002
                                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $   1,112,627          $   2,266,171
  Net realized gain (loss) on investments and foreign
    currency transactions                                                    707,555               (865,809)
  Net unrealized gain on investments and foreign currency translation      1,289,272              2,316,894
                                                                       -------------          -------------
      Increase in net assets from operations                           $   3,109,454          $   3,717,256
                                                                       -------------          -------------
Distributions declared to shareholders -
  From net investment income (Initial class)                           $  (2,124,062)         $  (1,786,880)
  From net investment income (Service class)                                (284,551)               (20,014)
                                                                       -------------          -------------
      Total distributions declared to shareholders                     $  (2,408,613)         $  (1,806,894)
                                                                       -------------          -------------
Net increase (decrease) in net assets from series share transactions   $   5,849,895          $  (8,838,707)
                                                                       -------------          -------------
      Total increase (decrease) in net assets                          $   6,550,736          $  (6,928,345)
Net assets:
  At beginning of period                                                  40,894,523             47,822,868
                                                                       -------------          -------------
  At end of period (including accumulated undistributed net
    investment income of $995,450 and $2,291,436, respectively)        $  47,445,259          $  40,894,523
                                                                       -------------          -------------

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series" financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED        ----------------------------------------------------------------------
                                  JUNE 30, 2003             2002            2001            2000           1999          1998
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $10.53           $10.09          $10.01          $10.03         $10.88        $10.21
                                         ------           ------          ------          ------         ------        ------
Income from investment operations# -
  Net investment income(S)(S)            $ 0.27           $ 0.50          $ 0.50          $ 0.61         $ 0.54        $ 0.53
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       0.47             0.32           (0.04)          (0.15)         (0.80)         0.27
                                         ------           ------          ------          ------         ------        ------
      Total from investment operations   $ 0.74           $ 0.82          $ 0.46          $ 0.46         $(0.26)        $0.80
                                         ------           ------          ------          ------         ------        ------

Less distributions declared to shareholders -
  From net investment income             $(0.57)          $(0.38)         $(0.38)         $(0.48)        $(0.59)       $(0.13)
                                         ------           ------          ------          ------         ------        ------
Net asset value - end of period          $10.70           $10.53          $10.09          $10.01         $10.03        $10.88
                                         ------           ------          ------          ------         ------        ------
Total return                               7.17%++          8.40%           4.75%           4.90%         (2.50)%        7.90%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               0.90%+           0.90%           0.92%           0.96%          1.01%         1.01%
  Net investment income(S)(S)              5.05%+           4.85%           4.99%           6.21%          5.19%         5.11%
Portfolio turnover                           82%             249%            171%             93%           128%          270%
Net assets at end of period (000
  Omitted)                              $40,129          $37,505         $47,484         $50,782        $45,061       $45,966

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income(S)(S)          $ 0.26           $ 0.48          $ 0.48          $ 0.60         $ 0.54        $ 0.52
    Ratios (to average net assets):
      Expenses##                           1.05%+           1.10%           1.12%           1.09%          1.05%         1.11%
      Net investment income(S)(S)          4.90%+           4.65%           4.79%           6.08%          5.15%         5.01%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001 was to decrease net investment income per share by $0.02, and increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED           ----------------------------------              PERIOD ENDED
                                        JUNE 30, 2003                  2002                   2001        DECEMBER 31, 2000*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $10.45                $10.03                 $ 9.97                    $ 9.47
                                               ------                ------                 ------                    ------
Income from investment operations# -
  Net investment income(S)(S)                  $ 0.24                $ 0.44                 $ 0.45                    $ 0.32
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     0.47                  0.36                  (0.01)                     0.18+++
                                               ------                ------                 ------                    ------
      Total from investment operations         $ 0.71                $ 0.80                 $ 0.44                    $ 0.50
                                               ------                ------                 ------                    ------

Less distributions declared to shareholders -
  From net investment income                                                                                          $

                                               $(0.56)               $(0.38)                $(0.38)                     --
                                               ------                ------                 ------                    ------
Net asset value - end of period                $10.60                $10.45                 $10.03                    $ 9.97
                                               ------                ------                 ------                    ------
Total return                                     6.97%++               8.19%                  4.56%                     5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.15%+                1.15%                  1.12%                     1.12%+
  Net investment income(S)(S)                    4.78%+                4.50%                  4.64%                     6.57%+
Portfolio turnover                                 82%                  249%                   171%                       93%
Net assets at end of period (000 Omitted)      $7,316                $3,390                   $339                       $10

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management and distribution fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income(S)(S)                $ 0.24               $ 0.42                 $ 0.43                    $ 0.31
    Ratios (to average net assets):
      Expenses##                                 1.30%+               1.35%                  1.32%                     1.25%+
      Net investment income(S)(S)                4.63%+               4.30%                  4.44%                     6.44%+

     * For  the  period  from  the  inception  of  Service  Class share operations, May 1, 2000, throughDecember 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001 was to decrease net investment income per share by $0.02, and increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 42 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series" portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward contracts and currency options will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations), futures contracts and options in the series" portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series" portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

The series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series" other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series" policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 2001 was as follows:

                                       DECEMBER 31, 2002     DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $1,806,894            $1,869,065
                                              ----------            ----------
Total distributions declared                  $1,806,894            $1,869,065
                                              ----------            ----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                    Undistributed ordinary income        $ 2,415,487
                    Capital loss carryforward             (1,742,508)
                    Unrealized appreciation                1,350,929
                    Other temporary differences             (264,765)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                    EXPIRATION DATE
                    --------------------------------------
                    December 31, 2007         $  (177,749)
                    December 31, 2008            (785,880)
                    December 31, 2010            (778,879)
                                              -----------
                        Total                 $(1,742,508)
                                              -----------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $649,272.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                         $13,112,598       $17,556,478
                                                   -----------       -----------
Investments (non-U.S. government securities)       $25,968,408       $17,347,689
                                                   -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $45,249,221
                                                                  -----------
Gross unrealized appreciation                                     $ 2,671,177
Gross unrealized depreciation                                        (290,866)
                                                                  -----------
    Net unrealized appreciation                                   $ 2,380,311
                                                                  -----------
(5) Shares of Beneficial Interest

Initial Class shares

                                    SIX MONTHS ENDED JUNE 30, 2003        YEAR ENDED DECEMBER 31, 2002
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           2,149,883       $ 22,984,376        2,693,922       $ 27,240,029
Shares  issued  to shareholders
  in reinvestment of distributions      204,038          2,124,049          181,778          1,786,878
Shares reacquired                    (2,163,348)       (23,122,504)      (4,022,805)       (40,783,823)
                                    -----------       ------------      -----------       ------------
    Net increase (decrease)             190,573       $  1,985,921       (1,147,105)      $(11,756,916)
                                    -----------       ------------      -----------       ------------

Service Class shares
                                    SIX MONTHS ENDED JUNE 30, 2003        YEAR ENDED DECEMBER 31, 2002
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             390,733       $  4,135,388          314,863       $  3,161,745
Shares  issued  to shareholders
  in reinvestment of distributions       27,572            284,539            2,048             20,006
Shares reacquired                       (52,578)          (555,953)         (26,300)          (263,542)
                                    -----------       ------------      -----------       ------------
    Net increase                        365,727       $  3,863,974          290,611       $  2,918,209
                                    -----------       ------------      -----------       ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $192. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                           NET UNREALIZED
                                                    CONTRACTS TO                            CONTRACTS        APPRECIATION
                       SETTLEMENT DATE           DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Sales                           8/5/03  CAD              659,232          $  486,882       $  485,147             $ 1,735
                                8/4/03  DKK            3,845,858             608,377          594,660              13,717
                               8/18/03  EUR            2,897,921           3,384,722        3,329,822              54,900
                                8/4/03  GBP              264,796             439,561          436,574               2,987
                                8/4/03  NOK              591,671              84,159           81,778               2,381
                                8/4/03  NZD            1,007,697             579,258          588,797              (9,539)
                                8/4/03  SEK            1,212,793             156,274          151,394               4,880
                                                                          ----------       ----------             -------
                                                                          $5,739,233       $5,668,172             $71,061
                                                                          ----------       ----------             -------
Purchases                       8/5/03  AUD              197,051          $  130,007       $  131,810             $ 1,803
                                8/4/03  EUR              182,139             210,627          209,256              (1,371)
                                                                          ----------       ----------             -------
                                                                          $  340,634       $  341,066             $   432
                                                                          ----------       ----------             -------

At June 30, 2003, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                     VWG-SEM  8/03  15.9M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) INVESTORS
                GROWTH STOCK SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INVESTORS GROWTH STOCK SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer, (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, the series" Initial Class shares provided a total return of 12.99% and Service Class shares returned 12.88%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 13.09% over the same period for the series" benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks.

MARKET ENVIRONMENT
During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. as well as overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates; relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

PERFORMANCE CONTRIBUTORS
Portfolio performance over the period was boosted by our holdings in the heath care sector. Several of our biotechnology positions delivered robust results. Chief among these was Genentech, whose shares climbed dramatically following the release of favorable test results for Avastin, the company's experimental colon cancer drug. It is hoped that the compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products, while Gilead Sciences beat consensus expectations and Genzyme won FDA approval for two new drugs.

In the leisure sector, USA Interactive was a major contributor. The company, which changed its name to InterActiveCorp during the period, consolidated its corporate structure by buying the stock it did not already own in subsidiaries Ticketmaster, Expedia, and Hotels.com. We believe those actions set the course for potential future growth opportunities. Our holding in cable operator Comcast also appreciated, in part because the firm's late-2002 acquisition of AT&T Broadband appeared to have been accomplished smoothly.

Individual stocks in other areas also helped performance. Our position in Home Depot, for example, reaped rewards as that company showed progress in improving sales and controlling expenses.

PERFORMANCE DETRACTORS
Positioning among industrial goods and services firms was the largest detractor from relative performance. We held shares of Tyco International, which underperformed despite the company's efforts to clarify its accounting and bolster its balance sheet. Holdings in Northrop Grumman also disappointed, as a number of one-time charges masked otherwise good operating performance. The portfolio's significant underweighting in General Electric also held back relative results as GE outperformed during the period.

In the business services arena, our position in Automatic Data Processing hurt performance. The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Despite the fact that several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall positioning in the sector detracted from results. For example, performance was held back by our relative underweighting in semiconductor firm Intel, which rose strongly over the period.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class May 3, 1999
                 Service Class May 1, 2000

Size: $312.5 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                   6 Months      1 Year      3 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return             +12.99%      -0.37%      -43.69%    -18.40%
-------------------------------------------------------------------------------
Average Annual Total Return            --        -0.37%      -17.42%    - 4.77%
-------------------------------------------------------------------------------

SERVICE CLASS

                                   6 Months      1 Year      3 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return             +12.88%      -0.50%      -44.45%    -19.49%
-------------------------------------------------------------------------------
Average Annual Total Return            --        -0.50%      -17.79%    - 5.08%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)

                                   6 Months      1 Year      3 Years      Life*
-------------------------------------------------------------------------------
Russell 1000 Growth Index+          +13.09%      +2.94%      -21.54%    -10.51%
-------------------------------------------------------------------------------

  * For the period from the commencement of the series" investment operations, May 3, 1999, through June 30, 2003. Index information is from May 1, 1999.
(+) Average annual rates of return.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series" Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30 2003

Stocks - 94.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.5%
  Aerospace - 1.1%
    Northrop Grumman Corp.                                              18,200             $  1,570,478
    United Technologies Corp.                                           28,800                2,039,904
                                                                                           ------------
                                                                                           $  3,610,382
-------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    JetBlue Airways Corp.*                                              13,500             $    570,915
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.8%
    Bank of New York Co., Inc.                                          37,800             $  1,086,750
    Capital One Financial Corp.                                         14,500                  713,110
    Northern Trust Corp.                                                20,000                  835,800
                                                                                           ------------
                                                                                           $  2,635,660
-------------------------------------------------------------------------------------------------------
  Biotechnology - 5.8%
    Abbott Laboratories, Inc.                                          129,600             $  5,671,296
    Amgen, Inc.*                                                       105,000                6,976,200
    Genentech, Inc.*                                                    34,800                2,509,776
    Gilead Sciences, Inc.*                                              14,700                  817,026
    Guidant Corp.                                                       46,800                2,077,452
                                                                                           ------------
                                                                                           $ 18,051,750
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.5%
    Hewlett-Packard Co.                                                111,600             $  2,377,080
    International Business Machines Corp.                               65,000                5,362,500
                                                                                           ------------
                                                                                           $  7,739,580
-------------------------------------------------------------------------------------------------------
  Business Services - 2.0%
    Apollo Group, Inc.*                                                 15,100             $    932,576
    BEA Systems, Inc.*                                                  57,600                  625,536
    First Data Corp.                                                    97,500                4,040,400
    Manpower, Inc.                                                      18,000                  667,620
                                                                                           ------------
                                                                                           $  6,266,132
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.8%
    Dell Computer Corp.*                                               161,700             $  5,167,932
    Intel Corp.                                                        178,900                3,718,258
                                                                                           ------------
                                                                                           $  8,886,190
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.2%
    Oracle Corp.*                                                      305,520             $  3,672,350
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.0%
    Microsoft Corp.                                                    482,900             $ 12,367,069
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    VERITAS Software Corp.*                                             92,070             $  2,639,647
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Cadence Design Systems, Inc.*                                       52,300             $    630,738
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.7%
    General Electric Co.                                               232,820             $  6,677,278
    Tyco International Ltd.                                            256,300                4,864,574
                                                                                           ------------
                                                                                           $ 11,541,852
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.9%
    Altria Group, Inc.                                                  65,300             $  2,967,232
    Avon Products, Inc.                                                 91,000                5,660,200
    Procter & Gamble Co.                                                41,000                3,656,380
                                                                                           ------------
                                                                                           $ 12,283,812
-------------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.7%
    Aetna, Inc.                                                         36,300             $  2,185,260
-------------------------------------------------------------------------------------------------------
  Electronics - 4.2%
    Analog Devices, Inc.*                                              132,200             $  4,603,204
    Lam Research Corp.*                                                 25,400                  462,534
    Linear Technology Corp.                                             97,800                3,150,138
    Microchip Technology, Inc.                                         107,400                2,645,262
    Novellus Systems, Inc.*                                             51,700                1,893,306
    Xilinx, Inc.*                                                       12,400                  313,844
                                                                                           ------------
                                                                                           $ 13,068,288
-------------------------------------------------------------------------------------------------------
  Entertainment - 7.5%
    AOL Time Warner, Inc.*                                             363,900             $  5,855,151
    Clear Channel Communications, Inc.*                                133,740                5,669,238
    Liberty Media Corp.*                                               134,600                1,555,976
    MGM Mirage, Inc.*                                                   35,300                1,206,554
    Viacom, Inc., "B"*                                                 126,445                5,520,589
    Walt Disney Co.                                                    189,800                3,748,550
                                                                                           ------------
                                                                                           $ 23,556,058
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.6%
    American Express Co.                                                95,400             $  3,988,674
    Citigroup, Inc.                                                    139,615                5,975,522
    Fannie Mae                                                          59,000                3,978,960
    Goldman Sachs Group, Inc.                                           44,700                3,743,625
    Merrill Lynch & Co., Inc.                                          133,500                6,231,780
                                                                                           ------------
                                                                                           $ 23,918,561
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    SLM Corp.                                                          101,800             $  3,987,506
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                                            3,100             $    158,255
    PepsiCo, Inc.                                                       77,900                3,466,550
                                                                                           ------------
                                                                                           $  3,624,805
-------------------------------------------------------------------------------------------------------
  Healthcare - 1.1%
    Caremark Rx, Inc.*                                                  57,700             $  1,481,736
    Weight Watchers International, Inc.*                                 9,600                  436,704
    Wellpoint Health Networks, Inc.*                                    19,900                1,677,570
                                                                                           ------------
                                                                                           $  3,596,010
-------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Travelers Property Casualty Corp.                                  124,500             $  1,979,550
-------------------------------------------------------------------------------------------------------
  Internet - 2.4%
    Ebay, Inc.*                                                         26,400             $  2,750,352
    InterActiveCorp*                                                   117,800                4,661,346
                                                                                           ------------
                                                                                           $  7,411,698
-------------------------------------------------------------------------------------------------------
  Leisure - 0.3%
    Carnival Corp.                                                      29,200             $    949,292
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.7%
    Becton, Dickinson & Co.                                             26,600             $  1,033,410
    Boston Scientific Corp.*                                            22,700                1,386,970
    Forest Laboratories, Inc.*                                          26,500                1,450,875
    Johnson & Johnson Co.                                               65,700                3,396,690
    Pfizer, Inc.                                                       307,990               10,517,859
    Schering Plough Corp.                                              170,800                3,176,880
                                                                                           ------------
                                                                                           $ 20,962,684
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.4%
    Biogen, Inc.*                                                       25,700             $    976,600
    Genzyme Corp.*                                                      10,800                  451,440
    McKesson HBOC, Inc.                                                 43,900                1,568,986
    Medimmune, Inc.*                                                    30,100                1,094,737
    Medtronic, Inc.                                                     38,100                1,827,657
    Omnicare, Inc.                                                      37,800                1,277,262
    St. Jude Medical, Inc.*                                             57,900                3,329,250
                                                                                           ------------
                                                                                           $ 10,525,932
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.2%
    BJ Services Co.*                                                    33,400             $  1,247,824
    Noble Corp.*                                                        34,100                1,169,630
    Schlumberger Ltd.                                                   91,600                4,357,412
                                                                                           ------------
                                                                                           $  6,774,866
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.6%
    Wyeth                                                              108,000             $  4,919,400
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Tribune Co.                                                         64,800             $  3,129,840
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.9%
    Cendant Corp.*                                                     138,900             $  2,544,648
    McDonald's Corp.                                                    87,200                1,923,632
    Starbucks Corp.*                                                    57,000                1,397,640
                                                                                           ------------
                                                                                           $  5,865,920
-------------------------------------------------------------------------------------------------------
  Retail - 11.4%
    Bed Bath & Beyond, Inc.*                                            39,300             $  1,525,233
    Best Buy Co., Inc.*                                                 79,200                3,478,464
    CVS Corp.                                                           56,900                1,594,907
    Home Depot, Inc.                                                   215,200                7,127,424
    Kohl's Corp.*                                                       94,000                4,829,720
    Lowe's Cos., Inc.                                                   99,400                4,269,230
    Target Corp.                                                       175,100                6,625,784
    The TJX Cos., Inc.                                                   8,300                  156,372
    Wal-Mart Stores, Inc.                                               96,000                5,152,320
    Williams-Sonoma, Inc.*                                              27,000                  788,400
                                                                                           ------------
                                                                                           $ 35,547,854
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.8%
    3M Co.                                                              42,300             $  5,455,854
    Career Education Corp.*                                              2,700                  184,734
                                                                                           ------------
                                                                                           $  5,640,588
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.1%
    Comcast Corp., "A"*                                                111,134             $  3,354,024
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.3%
    AT&T Wireless Services, Inc.*                                      229,700             $  1,885,837
    Sprint Corp. (PCS Group)*                                          369,200                2,122,900
                                                                                           ------------
                                                                                           $  4,008,737
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.9%
    Cisco Systems, Inc.*                                               363,380             $  6,064,812
-------------------------------------------------------------------------------------------------------
  Transportation - Services - 1.3%
    Fedex Corp.                                                         45,700             $  2,834,771
    United Parcel Service, Inc.                                         18,200                1,159,340
                                                                                           ------------
                                                                                           $  3,994,111
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $285,961,873
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Bermuda - 0.8%
    XL Capital Ltd. (Insurance)                                         29,300             $  2,431,900
-------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    EnCana Corp. (Oils)                                                 60,000             $  2,302,200
-------------------------------------------------------------------------------------------------------
  Germany - 0.4%
    Bayerische Motoren Werke AG (Automotive)                            34,800             $  1,340,962
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Novartis AG (Medical & Health Products)                             28,300             $  1,122,284
-------------------------------------------------------------------------------------------------------
  Taiwan - 0.8%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)*                                                   249,400             $  2,513,952
-------------------------------------------------------------------------------------------------------
  United Kingdom
    Vodafone Group PLC, ADR (Telecommunications)                         7,755             $    152,386
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  9,863,684
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $272,586,282)                                               $295,825,557
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 7.1%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 6/30/03, due 7/01/03, total to
      be received $22,067,736 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $  22,067             $ 22,067,000
-------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                     12,777,600            $ 12,777,600
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $307,430,882)                                          $330,670,157

Other Assets, Less Liabilities - (5.8)%                                                     (18,127,548)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $312,542,609
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $12,409,399, of
    securities on loan (identified cost, $307,430,882)            $ 330,670,157
  Cash                                                                      675
  Receivable for investment sold                                      6,227,457
  Receivable for series shares sold                                   2,300,206
  Interest and dividends receivable                                     170,452
                                                                  -------------
      Total assets                                                $ 339,368,947
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $  13,810,039
  Payable for series shares reacquired                                  177,803
  Collateral for securities loaned, at value                         12,777,600
  Payable to affiliates -
    Management fee                                                       19,231
    Shareholder servicing agent fee                                         867
    Distribution fee                                                      3,174
    Administration fee                                                      446
  Accrued expenses and other liabilities                                 37,178
                                                                  -------------
      Total liabilities                                           $  26,826,338
                                                                  -------------
Net assets                                                        $ 312,542,609
                                                                  -------------
Net assets consist of:
  Paid-in capital                                                 $ 428,347,445
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  23,239,335
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (138,972,953)
  Accumulated net investment loss                                       (71,218)
                                                                  -------------
      Total                                                       $ 312,542,609
                                                                  -------------
Shares of beneficial interest outstanding                          39,343,010
                                                                   ----------

Initial Class shares:
  Net asset value per share
    (net assets $157,079,509 / 19,628,264 shares of beneficial
    interest outstanding)                                            $8.00
                                                                     -----

Service Class of shares:
  Net asset value per share
    (net assets of $155,463,100 / 19,714,746 shares of
    beneficial interest outstanding)                                 $7.89
                                                                     -----

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $ 1,175,834
    Interest                                                             79,356
    Foreign taxes withheld                                              (14,031)
                                                                    -----------
      Total investment income                                       $ 1,241,159
                                                                    -----------
  Expenses -
    Management fee                                                  $   987,571
    Trustees" compensation                                                5,062
    Shareholder servicing agent fee                                      46,087
    Distribution fee (Service Class)                                    165,082
    Administrative fee                                                   23,043
    Custodian fee                                                        69,011
    Printing                                                             13,486
    Auditing fees                                                        17,341
    Legal fees                                                              771
    Miscellaneous                                                         3,452
                                                                    -----------
      Total expenses                                                $ 1,330,906
    Fees paid indirectly                                                (18,529)
                                                                    -----------
      Net expenses                                                  $ 1,312,377
                                                                    -----------
        Net investment loss                                         $   (71,218)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 4,764,392
    Foreign currency transactions                                        (5,465)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 4,758,927
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $28,932,201
    Translation of assets and liabilities in foreign currencies             (29)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $28,932,172
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $33,691,099
                                                                    -----------
          Increase in net assets from operations                    $33,619,881
                                                                    -----------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JUNE 30, 2003             DECEMBER 31, 2002
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $    (71,218)                 $   (358,219)
  Net realized gain (loss) on investments and foreign
   currency transactions                                          4,758,927                   (64,909,558)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                          28,932,172                   (21,111,319)
                                                               ------------                  ------------
    Increase (decrease) in net assets from operations          $ 33,619,881                  $(86,379,096)
                                                               ------------                  ------------
Net increase in net assets from series share transactions      $ 35,287,129                  $ 59,878,562
                                                               ------------                  ------------
      Total increase (decrease) in net assets                  $ 68,907,010                  $(26,500,534)
Net assets:
  At beginning of period                                        243,635,599                   270,136,133
                                                               ------------                  ------------
  At end of period (including accumulated net investment
    loss of $71,218 and $0, respectively)                      $312,542,609                  $243,635,599
                                                               ------------                  ------------
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series" operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned
(or lost) on an investment in the fund (assuming reinvestment of all distributions).

-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED             ----------------------------------------              PERIOD ENDED
                                 JUNE 30, 2003              2002              2001             2000        DECEMBER 31, 1999*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $ 7.08            $ 9.77            $13.00           $13.95                    $10.00
                                        ------            ------            ------           ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)       $ 0.00+++         $(0.00)+++        $ 0.01           $ 0.04                    $ 0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      0.92             (2.69)            (3.14)           (0.89)                     3.94
                                        ------            ------            ------           ------                    ------
  Total from investment operations      $ 0.92            $(2.69)           $(3.13)          $(0.85)                   $ 4.00
                                        ------            ------            ------           ------                    ------
Less distributions declared to shareholders -
  From net investment income            $ --              $ --              $(0.01)          $ --                      $(0.02)
  From net realized gain on
    investments and foreign
    currency transactions                 --                --                --              (0.06)                    (0.03)
  In excess of net investment
   income                                 --                --                --               --                       (0.00)+++
  In excess of net realized gain on
   investments and foreign currency
   transactions                           --                --               (0.09)           (0.04)                     --
                                        ------            ------            ------           ------                    ------
  Total distributions declared to
    shareholders                        $ --              $ --              $(0.10)          $(0.10)                   $(0.05)
                                        ------            ------            ------           ------                    ------
Net asset value - end of period         $ 8.00            $ 7.08            $ 9.77           $13.00                    $13.95
                                        ------            ------            ------           ------                    ------
Total return                             12.99%++         (27.53)%          (24.14)%          (6.17)%                   40.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                              0.89%+            0.88%             0.92%            0.93%                     1.01%+
  Net investment income (loss)            0.07%+           (0.03)%            0.07%            0.28%                     0.71%+
Portfolio turnover                         131%              214%              265%             248%                       73%
Net assets at end of period (000
 Omitted)                             $157,080          $120,593          $147,280          $97,766                   $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management fees through June 30,
      2001. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income             --                --              $ 0.01           $ 0.04                    $ 0.02
        Ratios (to average net assets):
          Expenses##                      --                --                0.91%            0.94%                     1.47%+
          Net investment income           --                --                0.08%            0.27%                     0.25%+

  * For the period from the commencement of the series" investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED               ------------------------------              PERIOD ENDED
                                        JUNE 30, 2003                 2002                    2001        DECEMBER 31, 2000*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $ 6.99              $  9.66                 $ 12.98                    $14.40
                                               ------              -------                 -------                    ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.01)             $ (0.02)                $ (0.01)                   $ 0.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency          0.91                (2.65)                  (3.21)                    (1.43)
                                               ------              -------                 -------                    ------
    Total from investment operations           $ 0.90              $ (2.67)                $ (3.22)                   $(1.42)
                                               ------              -------                 -------                    ------
Less distributions declared to shareholders -
  From net investment income                   $ --                $  --                   $ (0.01)                   $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --                   --                     (0.09)                     --
                                               ------              -------                 -------                    ------
    Total distributions declared to
      shareholders                             $ --                $  --                   $ (0.10)                   $ --
                                               ------              -------                 -------                    ------
Net asset value - end of period                $ 7.89              $  6.99                 $  9.66                    $12.98
                                               ------              -------                 -------                    ------
Total return                                    12.88%++            (27.71)%                (24.83)%                   (9.86)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.14%+               1.11%                   1.13%                     1.11%+
  Net investment income (loss)                  (0.18)%+             (0.25)%                 (0.15)%                    0.15%+
Portfolio turnover                                131%                 214%                    265%                      248%
Net assets at end of period (000
Omitted)                                     $155,463             $123,043                $122,857                   $53,492

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management and distribution fees through June 30, 2001. In consideration, the series paid the investment adviser a reimbursement fee not greater than
      0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income (loss)             --                   --                   $(0.01)                   $ 0.01
        Ratios (to average net assets):
          Expenses##                             --                   --                     1.12%                     1.12%+
          Net investment income (loss)           --                   --                    (0.14)%                    0.14%+

 * For the period from the commencement of the series" operations, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Investors Growth Stock Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 59 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $817 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $17,712 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         DECEMBER 31, 2002   DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                              $   --             $1,652,988
    Long-term capital gain                           --                 36,068
                                                 ---------          ----------
Total distributions declared                     $   --             $1,689,056
                                                 ---------          ----------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

                Capital loss carryforward       $(118,006,290)
                Unrealized depreciation           (31,418,427)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($56,080,284) and December 31, 2010 ($61,926,006).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $364,621,601 and $337,651,253 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $333,156,472
                                                                 ------------
Gross unrealized depreciation                                    $(27,742,936)
Gross unrealized appreciation                                      25,256,621
                                                                 ------------
    Net unrealized depreciation                                  $ (2,486,315)
                                                                 ------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                 SIX  MONTHS ENDED JUNE 30, 2003  YEAR  ENDED  DECEMBER 31, 2002
                 -------------------------------  ------------------------------
                           SHARES         AMOUNT           SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold             4,145,013    $30,780,690        6,278,121   $51,794,499
Shares reacquired      (1,548,285)   (11,213,711)      (4,318,000)  (33,735,871)
                        ---------    -----------       ----------   -----------
    Net increase        2,596,728    $19,566,979        1,960,121   $18,058,628
                        ---------    -----------       ----------   -----------

Service Class shares
                 SIX  MONTHS ENDED JUNE 30, 2003  YEAR  ENDED  DECEMBER 31, 2002
                       -------------------------       ------------------------
                           SHARES         AMOUNT           SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold             3,151,104    $23,298,072        6,496,328   $54,114,664
Shares reacquired      (1,050,097)    (7,577,922)      (1,595,794)  (12,294,730)
                        ---------    -----------       ----------   -----------
    Net increase        2,101,007    $15,720,150        4,900,534   $41,819,934
                        ---------    -----------       ----------   -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $990. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VGS-SEM  8/03  39M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) HIGH
                INCOME SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2002)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since
January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act)
    which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).



+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 9.68% and Service Class shares provided a return of 9.50%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to returns over the same period of 18.49% and 15.74%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classifications, adjusted for the reinvestments of capital gains distributions and income dividends.

MARKET ENVIRONMENT
Throughout the period, the bond market was influenced by interest rate cuts in the United States and Europe, near record-low mortgage rates, and a weak U.S. dollar. It proved to be a positive period for almost all bond investors, and for high-yield investors in particular. Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. This interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance-sheet quality of corporate issuers, and increased investor confidence.

Low yields on U.S. Treasury securities made high-yield corporate issues more attractive to investors, as evidenced by near-record inflows into the high-yield sector. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) This came at a time when there was only a modest supply of new high-yield issues. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices. High-grade corporate bonds also performed well for the period, but not nearly as well as high-yield corporate issues. Over the period, yield spreads between below-investment-grade bonds and their higher-quality counterparts narrowed in dramatic fashion.

DETRACTORS FROM PERFORMANCE
Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have significant underweight exposure to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high- yield rally during the period. In general, our normal strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE
The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweighted in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints. Within our wireless telecom industry weighting, we favored select names with the ability to generate strong free cash flow.

We had overweighted exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.


    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities, offshore funds, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $262.0 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS
                                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               + 9.68%          +13.27%           +6.89%           +8.78%          +52.23%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --           +13.27%           +2.25%           +1.70%          + 5.44%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               + 9.50%          +12.85%           +6.12%           +8.10%          +51.27%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --           +12.85%           +2.00%           +1.57%          + 5.36%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                         +15.74%          +19.15%           +0.96%           +0.17%          + 4.41%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High
Yield Index#                                          +18.49%          +22.76%           +5.43%           +2.94%          + 6.01%
-----------------------------------------------------------------------------------------------------------------------------------
*   For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2003. Index information is from August 1, 1995.
(+) Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Bonds - 90.0%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Bonds - 81.5% Advertising & Broadcasting - 7.7%
    Allbritton Communications Co., 7.75s, 2012                                        $  1,200         $  1,239,000
    CBD Media LLC, 8.625s, 2011##                                                          130              133,900
    Chancellor Media Corp., 8s, 2008                                                       780              906,750
    Dex Media East LLC, 9.875s, 2009                                                       855              953,325
    Directv Holdings LLC, 8.375s, 2013##                                                   845              942,175
    Echostar DBS Corp., 10.375s, 2007                                                      665              736,488
    Echostar DBS Corp., 9.375s, 2009                                                     1,870            1,993,887
    Emmis Communications Corp., 8.125s, 2009                                               625              654,688
    Emmis Communications Corp. 0s to 2006, 12.5s to 2011                                   811              701,515
    Entercom Radio LLC, 7.625s, 2014                                                       745              812,050
    Granite Broadcasting Corp., 10.375s, 2005                                              375              374,063
    Granite Broadcasting Corp., 8.875s, 2008                                                50               48,875
    Lamar Media Corp., 7.25s, 2013                                                         775              821,500
    LIN Television Corp., 8s, 2008                                                         350              375,375
    LIN Television Corp., 6.5s, 2013                                                       690              688,275
    Muzak LLC/Muzak Finance Corp., 10s, 2009##                                             730              764,675
    Panamsat Corp., 8.5s, 2012                                                           1,600            1,732,000
    Paxson Communications Corp., 10.75s, 2008                                              460              494,500
    Paxson Communications Corp. 0s to 2006, 12.25s to 2009                                 350              292,250
    Primedia, Inc., 8.875s, 2011                                                           410              435,625
    Primedia, Inc., 8s, 2013##                                                             900              922,500
    Radio One, Inc., 8.875s, 2011                                                          570              627,000
    RH Donnelley Finance Corp., 8.875s, 2010##                                             330              364,650
    RH Donnelley Finance Corp., 10.875s, 2012##                                            215              250,475
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                                     1,535            1,630,937
    XM Satellite Radio, Inc., 0s to 2005, 14s to 2009                                      405              288,794
    XM Satellite Radio, Inc., 12s, 2010##                                                  550              544,500
    Young Broadcasting, Inc., 8.5s, 2008                                                   485              518,950
                                                                                                       ------------
                                                                                                       $ 20,248,722
-------------------------------------------------------------------------------------------------------------------
  Aerospace - 1.4%
    Alliant Techsystems, Inc., 8.5s, 2011                                             $    325         $    360,750
    Argo-Tech Corp., 8.625s, 2007                                                           45               41,850
    Esterline Technologies Corp., 7.75s, 2013##                                            600              615,000
    Hexcel Corp., 9.875s, 2008##                                                           210              231,000
    Hexcel Corp., 9.75s, 2009                                                            1,045            1,039,775
    K & F Industries, Inc., 9.25s, 2007                                                    465              484,762
    K & F Industries, Inc., 9.625s, 2010                                                   395              438,450
    Titan Corp., 8s, 2011##                                                                175              185,500
    Vought Aircraft, Inc., 8s, 2011##                                                      180              181,800
                                                                                                       ------------
                                                                                                       $  3,578,887
-------------------------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019                       $    671         $    649,662
-------------------------------------------------------------------------------------------------------------------
  Apparel & Manufacturers - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                                             $    775         $    166,625
-------------------------------------------------------------------------------------------------------------------
  Automotive - 2.5%
    Advanced Accessory Systems LLC, 10.75s, 2011##                                    $    205         $    217,300
    Arvinmeritor, Inc., 8.75s, 2012                                                        580              649,600
    Collins & Aikman Products Co., 10.75s, 2011                                            885              778,800
    Cummins Engine Co., 9.5s, 2010##                                                       200              227,000
    Dana Corp., 10.125s, 2010                                                              105              115,763
    Dana Corp., 9s, 2011                                                                   505              546,662
    Dura Operating Corp., 9s, 2009                                                         730              671,600
    General Motors Corp., 7.125s, 2013                                                     197              197,619
    Metaldyne Corp., 11s, 2012                                                             220              182,600
    Navistar International Corp., 9.375s, 2006                                             395              429,562
    Tenneco Automotive, Inc., 11.625s, 2009                                                545              482,325
    Tenneco Automotive, Inc., 10.25s, 2013##                                               805              815,062
    TRW Automotive Acquisition Corp., 9.375s, 2013##                                       715              775,775
    TRW Automotive Acquisition Corp., 11s, 2013##                                          345              376,050
    Venture Holdings Corp., 9.5s, 2005**                                                   285               79,088
                                                                                                       ------------
                                                                                                       $  6,544,806
-------------------------------------------------------------------------------------------------------------------
  Basic Industry - 0.4%
    Actuant Finance Corp., 13s, 2009                                                  $    214         $    250,380
    Foamex LP/ Capital Corp., 10.75s, 2009                                                 405              324,000
    International Wire Group, Inc., 11.75s, 2005                                            70               44,800
    Thermadyne Holdings Corp. 0s to 2003, 12.5s to 2008**                                  625                   25
    Trimas Corp., 9.875s, 2012                                                             455              466,375
                                                                                                       ------------
                                                                                                       $  1,085,580
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.1%
    Avalon Cable Holdings LLC 0s to 2003, 11.875s to 2008                             $    500         $    478,125
    Charter Communications Holdings, Inc., 8.25s, 2007                                   1,045              804,650
    Charter Communications Holdings, Inc., 8.625s, 2009                                  2,925            2,106,000
    CSC Holdings, Inc., 8.125s, 2009                                                     2,355            2,435,800
    Insight Midwest, 9.75s, 2009                                                           850              898,875
    Mediacom Broadband LLC, 11s, 2013                                                      685              762,062
    Mediacom LLC/Capital Corp., 9.5s, 2013                                                 600              634,500
                                                                                                       ------------
                                                                                                       $  8,120,012
-------------------------------------------------------------------------------------------------------------------
  Building - 2.9%
    American Standard, Inc., 7.375s, 2008                                             $  1,705         $  1,884,025
    American Standard, Inc., 7.625s, 2010                                                  575              652,625
    Atrium Cos. Inc., 10.5s, 2009                                                          875              936,250
    Formica Corp., 10.875s, 2009**                                                         235               58,750
    Integrated Electrical Services, Inc., 9.375s, 2009                                      60               60,900
    Interface, Inc., 10.375s, 2010                                                         675              648,000
    Nortek, Inc., 9.25s, 2007                                                            1,105            1,138,150
    Nortek, Inc., 8.875s, 2008                                                             300              313,125
    Texas Industries, Inc., 10.25s, 2011##                                                 655              681,200
    Williams Scotsman, Inc., 9.875s, 2007                                                1,360            1,332,800
                                                                                                       ------------
                                                                                                       $  7,705,825
-------------------------------------------------------------------------------------------------------------------
  Business Services - 1.5%
    General Binding Corp., 9.375s, 2008                                               $    520         $    499,200
    Iron Mountain, Inc., 8.625s, 2013                                                    1,510            1,615,700
    Lucent Technologies, Inc., 6.45s, 2029                                                 845              578,825
    Xerox Corp., 7.625s, 2013                                                            1,105            1,106,381
                                                                                                       ------------
                                                                                                       $  3,800,106
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 3.1%
    Compass Minerals Group, Inc., 10s, 2011                                           $    460         $    515,200
    Huntsman ICI Holdings, Inc., 10.125s, 2009                                           3,355            3,220,800
    Huntsman International LLC, 9.875s, 2009                                                90               93,600
    Johnson Diversey, Inc., 9.625s, 2012                                            EUR  1,855            2,078,060
    Lyondell Chemical Co., 9.625s, 2007                                                $    90               88,200
    Lyondell Chemical Co., 9.875s, 2007                                                    335              328,300
    Lyondell Chemical Co., 9.5s, 2008                                                      400              380,000
    Lyondell Chemical Co., 11.125s, 2012                                                   650              666,250
    MacDermid, Inc., 9.125s, 2011                                                          390              435,825
    Noveon, Inc., 11s, 2011                                                                150              170,250
    Sovereign Specialty Chemicals, Inc., 11.875s, 2010                                     245              233,975
                                                                                                       ------------
                                                                                                       $  8,210,460
-------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Rexnord Corp., 10.125s, 2012                                                      $    235         $    258,500
    SPX Corp., 7.5s, 2013                                                                  725              784,813
                                                                                                       ------------
                                                                                                       $  1,043,313
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.7%
    Jacuzzi Brands, Inc., 9.625s, 2010                                                $    230         $    230,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                                        1,545            1,556,587
    Remington Arms Co., 10.5s, 2011##                                                    1,480            1,546,600
    Revlon Consumer Products Corp., 12s, 2005                                              550              534,875
    Samsonite Corp., 10.75s, 2008                                                          695              710,638
    Sealy Mattress Co., 9.875s, 2007                                                     2,025            2,014,875
    Simmons Co., 10.25s, 2009                                                              450              481,500
                                                                                                       ------------
                                                                                                       $  7,075,075
-------------------------------------------------------------------------------------------------------------------
  Containers - 3.8%
    Ball Corp., 8.25s, 2008                                                           $    655         $    687,750
    Ball Corp., 6.875s, 2012                                                             1,415            1,499,900
    Graham Packaging Co., 8.75s, 2008##                                                    625              621,875
    Graphic Packaging Corp., 8.625s, 2012                                                  905              923,100
    Huntsman Packaging Corp., 13s, 2010                                                    485              455,900
    Owens-Brockway Glass Container, Inc., 8.875s, 2009                                     705              764,925
    Owens-Brockway Glass Container, Inc., 8.75s, 2012                                      600              651,000
    Owens-Brockway Glass Container, Inc., 8.25s, 2013##                                  2,040            2,131,800
    Plastipak Holdings, Inc., 10.75s, 2011                                                 700              749,000
    Pliant Corp., 13s, 2010                                                                770              723,800
    Silgan Holdings, Inc., 9s, 2009                                                        730              755,550
                                                                                                       ------------
                                                                                                       $  9,964,600
-------------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.7%
    Airplane Pass-Through Trust, 10.875s, 2019                                        $     74         $      1,481
    Anthracite CDO Ltd., 6s, 2037##                                                        290              215,348
    Commerce 1999, 5.645s, 2032                                                            900              837,360
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                      550              497,193
    First Union Lehman Brothers Commercial, 7s, 2014                                       350              337,317
                                                                                                       ------------
                                                                                                       $  1,888,699
-------------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.9%
    L-3 Communications Corp., 8s, 2008                                                $    125         $    130,000
    L-3 Communications Corp., 7.625s, 2012                                               2,000            2,200,000
                                                                                                       ------------
                                                                                                       $  2,330,000
-------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.1%
    Belden & Blake Corp., 9.875s, 2007                                                $    405         $    382,725
    Chesapeake Energy Corp., 8.125s, 2011##                                              1,550            1,670,125
    Encore Acquisition Co., 8.375s, 2012                                                   590              631,300
    Magnum Hunter Resources, Inc., 9.6s, 2012                                              215              236,500
    Pioneer Natural Resources Co., 9.625s, 2010                                            180              223,177
    Pioneer Natural Resources Co., 7.5s, 2012                                              365              418,007
    Semco Energy, Inc., 7.125s, 2008##                                                      80               83,600
    Semco Energy, Inc., 7.75s, 2013##                                                       80               85,200
    Stone Energy Corp., 8.25s, 2011                                                        135              142,425
    Vintage Petroleum, Inc., 8.25s, 2012                                                   520              572,000
    Westport Resources Corp., 8.25s, 2011                                                  905              990,200
                                                                                                       ------------
                                                                                                       $  5,435,259
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    AMC Entertainment, Inc., 9.5s, 2011                                               $  1,185         $  1,226,475
    Premier Parks, Inc., 9.75s, 2007                                                       180              178,200
    Regal Cinemas Corp., 9.375s, 2012                                                    1,145            1,262,362
    Six Flags, Inc., 9.75s, 2013##                                                       1,145            1,133,550
                                                                                                       ------------
                                                                                                       $  3,800,587
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 0.9%
    Burns Philip Capital Property Ltd., 9.75s, 2012##                                 $    865         $    843,375
    Dominos, Inc., 8.25s, 2011##                                                           235              242,638
    Merisant Co., 9.5s, 2013##                                                             205              212,175
    Michael Foods, Inc., 11.75s, 2011                                                      855              983,250
                                                                                                       ------------
                                                                                                       $  2,281,438
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.3%
    Buckeye Cellulose Corp., 8s, 2010                                                 $  1,225         $  1,145,375
    Fibermark, Inc., 10.75s, 2011                                                          830              830,000
    Georgia Pacific Corp., 9.375s, 2013##                                                2,505            2,761,762
    Greif Brothers Corp., 8.875s, 2012                                                     565              607,375
    Jefferson Smurfit Corp., 8.25s, 2012                                                 1,020            1,093,950
    Riverwood International Corp., 10.625s, 2007                                         1,950            2,023,125
    Riverwood International Corp., 10.875s, 2008                                            90               92,250
    Specialty Paperboard, Inc., 9.375s, 2006                                               125              118,750
                                                                                                       ------------
                                                                                                       $  8,672,587
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 7.9%
    Ameristar Casinos, Inc., 10.75s, 2009                                             $    175         $    198,406
    Argosy Gaming Co., 10.75s, 2009                                                        780              854,100
    Argosy Gaming Co., 9s, 2011                                                              5                5,400
    Aztar Corp., 8.875s, 2007                                                              585              610,594
    Boyd Gaming Corp., 9.25s, 2009                                                         675              749,250
    CBRE Escrow, Inc., 9.75s, 2010##                                                       665              699,081
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                               895              957,650
    Corrections Corp. of America, 9.875s, 2009                                             330              368,363
    Corrections Corp. of America, 7.5s, 2011                                               145              151,525
    Forest City Enterprises, Inc., 7.625s, 2015                                            455              477,181
    Hilton Hotels Corp., 7.625s, 2012                                                    2,150            2,354,250
    Hollywood Park, Inc., 9.25s, 2007                                                      630              620,550
    Hollywood Park, Inc., 9.5s, 2007                                                       510              506,175
    Horseshoe Gaming LLC, 8.625s, 2009                                                     615              651,900
    Host Marriott LP, 8.45s, 2008                                                        2,190            2,261,175
    Mandalay Resort Group, 9.375s, 2010                                                    700              791,000
    Meristar Hospitality Corp., 10.5s, 2009                                                530              541,925
    MGM Mirage, Inc., 8.5s, 2010                                                           580              681,500
    MGM Mirage, Inc., 8.375s, 2011                                                         775              881,562
    Park Place Entertainment Corp., 8.875s, 2008                                           255              281,138
    Park Place Entertainment Corp., 8.125s, 2011                                           835              916,412
    Starwood Hotels & Resorts, Inc., 7.375s, 2007                                          615              647,287
    Starwood Hotels & Resorts, Inc., 7.875s, 2012                                        1,560            1,708,200
    Station Casinos, Inc., 8.375s, 2008                                                  1,000            1,080,000
    Station Casinos, Inc., 8.875s, 2008                                                    230              241,500
    Station Casinos, Inc., 9.875s, 2010                                                    230              253,000
    Vail Resorts, Inc., 8.75s, 2009                                                        485              506,825
    Venetian Casino Resort LLC, 11s, 2010                                                  685              772,338
                                                                                                       ------------
                                                                                                       $ 20,768,287
-------------------------------------------------------------------------------------------------------------------
  Home Construction - 0.8%
    D.R. Horton Inc., 8s, 2009                                                        $  1,395         $  1,551,937
    MMI Products, Inc., 11.25s, 2007                                                       645              453,113
                                                                                                       ------------
                                                                                                       $  2,005,050
-------------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    Willis Corroon Corp., 9s, 2009                                                    $    960         $  1,017,600
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 3.4%
    Agco Corp., 8.5s, 2006                                                            $    500         $    498,750
    Agco Corp., 9.5s, 2008                                                                 960            1,036,800
    Blount, Inc., 7s, 2005                                                                 775              751,750
    Blount, Inc., 13s, 2009                                                                 50               42,500
    Columbus McKinnon Corp., 8.5s, 2008                                                    375              279,375
    JLG Industries, Inc., 8.25s, 2008##                                                  1,065            1,080,975
    Joy Global, Inc., 8.75s, 2012                                                          485              531,075
    Manitowoc Co., Inc., 10.375s, 2011                                               EUR   290              356,923
    Manitowoc Co., Inc., 10.5s, 2012                                                   $   410              455,100
    Motors & Gears, Inc., 10.75s, 2006                                                 $   655             $573,125
    NMHG Holding Co., 10s, 2009                                                            222              244,200
    Terex Corp., 8.875s, 2008                                                              385              400,400
    Terex Corp., 9.25s, 2011                                                               545              585,875
    Terex Corp., 10.375s, 2011                                                             355              392,275
    United Rentals, Inc., 10.75s, 2008                                                   1,250            1,365,625
    United Rentals, Inc., 9.25s, 2009                                                      410              403,850
                                                                                                       ------------
                                                                                                       $  8,998,598
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.7%
    Alliance Imaging, Inc., 10.375s, 2011                                             $    895         $    935,275
    Amerisource Bergen Corp., 7.25s, 2012                                                  555              602,175
    Beverly Enterprises, Inc., 9.625s, 2009                                                815              786,475
    Fisher Scientific International, Inc., 8.125s, 2012                                  1,070            1,144,900
    HCA Healthcare Co., 7.875s, 2011                                                       890              996,718
    Insight Health Services Corp., 9.875s, 2011                                            750              787,500
    NDC Health Corp., 10.5s, 2012##                                                        250              268,125
    Omnicare, Inc., 6.125s, 2013                                                           265              270,300
    Prime Medical Services, Inc., 8.75s, 2008                                              120              112,800
    Tenet Healthcare Corp., 6.5s, 2012                                                     645              598,238
    Triad Hospital, Inc., 8.75s, 2009                                                      500              531,875
                                                                                                       ------------
                                                                                                       $  7,034,381
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.2%
    Alpharma, Inc., 8.625s, 2011##                                                    $    600         $    630,000
-------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.9%
    Arch Western Finance LLC, 6.75s, 2013##                                           $    655         $    671,375
    Doe Run Resources Corp., 8.5s, 2008                                                     92               36,645
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                                       225              175,500
    P&L Coal Holdings Corp., 6.875s, 2013##                                                815              853,713
    U.S. Steel Corp., 9.75s, 2010                                                          610              619,150
                                                                                                       ------------
                                                                                                       $  2,356,383
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.3%
    Amerigas Partners LLP, 8.875s, 2011                                               $    765         $    833,850
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 3.9%
    ANR Pipeline Co., 8.875s, 2010##                                                  $    170         $    185,725
    ANR Pipeline Co., 9.625s, 2021                                                         735              867,300
    Barrett Resources Corp., 7.55s, 2007                                                   890              947,850
    Dynegy, Inc., 6.875s, 2011                                                             895              751,800
    El Paso Energy Corp., 8.5s, 2010##                                                     620              663,400
    El Paso Energy Corp., 7.75s, 2013##                                                    695              693,262
    Northwest Pipeline Corp., 8.125s, 2010                                                 145              155,875
    Plains All American Pipeline LP, 7.75s, 2012                                         1,010            1,131,200
    Southern Natural Gas Co., 8.875s, 2010##                                               785              855,650
    Williams Companies., Inc., 8.625s, 2010                                                310              323,950
    Williams Companies., Inc., 7.125s, 2011                                              3,845            3,748,875
                                                                                                       ------------
                                                                                                       $ 10,324,887
-------------------------------------------------------------------------------------------------------------------

  Oil Services - 1.4%
    Dresser, Inc., 9.375s, 2011                                                       $    730         $    751,900
    Grant Prideco, Inc., 9s, 2009                                                           50               55,500
    Gulfmark Offshore, Inc., 8.75s, 2008                                                   825              855,938
    Hanover Equipment Trust, 8.75s, 2011                                                   735              771,750
    Houston Exploration Co., 7s, 2013##                                                    320              330,400
    Parker Drilling Co., 10.125s, 2009                                                     500              540,000
    SESI LLC, 8.875s, 2011                                                                 215              231,125
                                                                                                       ------------
                                                                                                       $  3,536,613
-------------------------------------------------------------------------------------------------------------------
  Oils - 1.4%
    Citgo Petroleum Corp., 11.375s, 2011##                                            $    445         $    496,175
    Tesoro Petroleum Corp., 8s, 2008##                                                     810              830,250
    Tesoro Petroleum Corp., 9.625s, 2012                                                   395              361,425
    XTO Energy, Inc., 6.25s, 2013##                                                      1,882            1,999,625
                                                                                                       ------------
                                                                                                       $  3,687,475
-------------------------------------------------------------------------------------------------------------------
  PC & Peripheral - 0.6%
    Unisys Corp., 8.125s, 2006                                                        $  1,185         $  1,267,950
    Unisys Corp., 7.875s, 2008                                                             325              335,563
                                                                                                       ------------
                                                                                                       $  1,603,513
-------------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.7%
    Allied Waste North America, Inc., 7.625s, 2006                                    $    690         $    715,013
    Allied Waste North America, Inc., 8.875s, 2008                                         690              748,650
    Allied Waste North America, Inc., 10s, 2009                                          2,475            2,629,687
    Allied Waste North America, Inc., 7.875s, 2013                                         295              308,644
                                                                                                       ------------
                                                                                                       $  4,401,994
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    American Media Operations, Inc., 10.25s, 2009                                     $    820         $    885,600
    Hollinger International Publishing, Inc., 9s, 2010                                   1,150            1,230,500
    Hollinger International Publishing, Inc., 11.875s, 2011##                              280              310,800
    Houghton Mifflin Co., 8.25s, 2011##                                                  1,025            1,081,375
    Houghton Mifflin Co., 9.875s, 2013##                                                    45               48,825
    Mail-Well Corp., 9.625s, 2012                                                          700              736,750
    Moore North America Finance, Inc., 7.875s, 2011##                                      360              375,300
    Transwestern Publishing Co., 9.625s, 2007                                              635              661,987
                                                                                                       ------------
                                                                                                       $  5,331,137
-------------------------------------------------------------------------------------------------------------------
  Railroads & Shipping - 0.2%
    Kansas City Southern Railway Co., 7.5s, 2009                                      $    470         $    487,038
-------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Yum Brands, Inc., 7.7s, 2012                                                      $    385         $    438,900
-------------------------------------------------------------------------------------------------------------------
  Steel - 0.4%
    AK Steel Corp., 7.75s, 2012                                                       $    335         $    278,050
    Commonwealth Aluminum Corp., 10.75s, 2006                                              195              195,975
    Jorgensen (Earle M.) Co., 9.75s, 2012                                                  320              339,200
    WCI Steel, Inc., 10s, 2004                                                             320               99,200
                                                                                                       ------------
                                                                                                       $    912,425
-------------------------------------------------------------------------------------------------------------------
  Stores - 3.2%
    Cole National Group, Inc., 8.625s, 2007                                           $    300         $    291,000
    Cole National Group, Inc., 8.875s, 2012                                              1,040            1,001,000
    Dollar General Corp., 8.625s, 2010                                                     410              453,562
    Finlay Enterprises, Inc., 9s, 2008                                                     520              525,200
    Finlay Fine Jewelry Corp., 8.375s, 2008                                                775              802,125
    J.C. Penney Co., Inc., 8s, 2010                                                        850              890,375
    J.Crew Operating Corp., 10.375s, 2007                                                  935              906,950
    Oxford Industries, Inc., 8.875s, 2011##                                                415              435,750
    PCA LLC, 11.875s, 2009                                                                 465              506,850
    Rite Aid Corp, 12.5s, 2006                                                             390              436,800
    Rite Aid Corp., 8.125s, 2010##                                                         585              605,475
    Rite Aid Corp., 9.5s, 2011##                                                           410              440,750
    Rite Aid Corp., 9.25s, 2013##                                                          330              326,700
    Saks, Inc., 8.25s, 2008                                                                800              846,000
                                                                                                       ------------
                                                                                                       $  8,468,537
-------------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Fleming Cos., Inc., 10.125s, 2008**                                               $    385         $     57,750
    Fleming Cos., Inc., 9.25s, 2010**                                                      105               15,750
    Roundys, Inc., 8.875s, 2012                                                          1,220            1,274,900
    Southland Corp., 5s, 2003                                                              600              600,000
                                                                                                       ------------
                                                                                                       $  1,948,400
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.9%
    Fairpoint Communications, Inc., 11.875s, 2010##                                   $    250         $    290,000
    Qwest Services Corp., 13.5s, 2010##                                                  3,500            3,955,000
    Time Warner, Inc., 10.125s, 2011                                                       760              733,400
                                                                                                       ------------
                                                                                                       $  4,978,400
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 4.8%
    AES Corp., 10s, 2005##                                                            $    210         $    217,875
    AES Corp., 8.875s, 2011                                                                550              537,625
    AES Corp., 8.75s, 2013##                                                             1,400            1,456,000
    AES Corp., 9s, 2015##                                                                  650              679,250
    Aquila, Inc., 8.19s, 2006                                                            1,000            1,005,000
    Calpine Corp., 8.5s, 2011                                                            1,350            1,012,500
    Centerpoint Energy Resources Corp., 7.875s, 2013##                                   1,286            1,479,214
    CMS Energy Corp., 8.5s, 2011                                                         1,250            1,304,687
    Illinois Power Co., 11.5s, 2010##                                                      355              405,588
    PG & E Corp., 6.875s, 2008##                                                           180              186,750
    PSEC Energy Holdings LLC, 7.75s, 2007##                                                850              898,875
    Reliant Resources, Inc., 9.25s, 2010                                                   465              467,325
    Reliant Resources, Inc., 9.5s, 2013##                                                  550              556,188
    Teco Energy, Inc., 10.5s, 2007                                                         245              279,606
    Teco Energy, Inc., 7.5s, 2010                                                          995            1,024,850
    TXU Corp., 6.375s, 2006                                                                800              851,000
    TXU Corp., 7s, 2013##                                                                  213              235,897
                                                                                                       ------------
                                                                                                       $ 12,598,230
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 3.2%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                               $    390         $    226,200
    Alamosa Holdings, Inc., 12.5s, 2011                                                    650              533,000
    American Tower Corp., 0s, 2008                                                       1,640            1,057,800
    Centennial Cellular Operating Co., 10.75s, 2008                                        500              460,000
    Centennial Cellular Operating Co., 10.125s, 2013##                                     305              301,950
    Nextel Communications, Inc., 0s to 2004, 12.25s to 2008                              3,025            3,161,125
    Nextel Communications, Inc., 9.375s, 2009                                              150              161,062
    Nextel Communications, Inc., 8.125s, 2011##                                            160              159,600
    Rural Cellular Corp., 9.75s, 2010                                                      825              730,125
    Triton PCS, Inc., 8.75s, 2011                                                        1,035            1,032,413
    Triton PCS, Inc., 8.5s, 2013##                                                         575              618,125
                                                                                                       ------------
                                                                                                       $  8,441,400
-------------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                       $213,405,341
-------------------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.5%
  Brazil - 0.5%
    Federal Republic of Brazil, 2.188s, 2009                                          $    717         $    602,428
    Federal Republic of Brazil, 8.875s, 2024                                               790              614,620
                                                                                                       ------------
                                                                                                       $  1,217,048
-------------------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest & Paper Products)                 $    335         $    375,253
    Acetex Corp., 10.875s, 2009 (Chemicals)                                                715              794,544
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)                        385              438,900
    Canwest Media, Inc., 7.625s, 2013 (Advertising & Broadcasting)##                       205              217,812
    Norske Skog Ltd., 8.625s, 2011 (Forest & Paper Products)##                             980            1,024,100
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)                       275              314,875
    Russel Metals, Inc., 10s, 2009 (Metals & Mining)                                       145              155,875
                                                                                                       ------------
                                                                                                       $  3,321,359
-------------------------------------------------------------------------------------------------------------------
  France - 1.8%
    Crown Cork & Seal, Inc., 9.5s, 2011 (Containers)##                                $    810         $    874,800
    Crown Cork & Seal, Inc., 10.25s, 2011 (Containers)##                             EUR   145              176,793
    Crown Cork & Seal, Inc., 10.875s, 2013 (Containers)##                             $  1,820            1,983,800
    Rhodia S.A., 8.875s, 2011 (Chemicals)##                                              1,265            1,309,275
    Vivendi Universal S.A., 9.25s, 2010 (Advertising & Broadcasting)##                     435              494,813
                                                                                                       ------------
                                                                                                       $  4,839,481
-------------------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Kronos International, Inc., 8.875s, 2009 (Chemicals)                             EUR    45         $     54,349
    Messer Grieshiem Co., 10.375s, 2011 (Chemicals)                                  EUR   145              186,801
                                                                                                       ------------
                                                                                                       $    241,150
-------------------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)                      $  1,065         $  1,176,825
-------------------------------------------------------------------------------------------------------------------
  Luxembourg - 1.7%
    Tyco International Group S.A., 6.75s, 2011 (Conglomerates)                        $  1,600         $  1,696,000
    Tyco International Group S.A., 7s, 2028 (Conglomerates)                              2,755            2,782,550
                                                                                                       ------------
                                                                                                       $  4,478,550
-------------------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Corporacion Durango, S.A. de C.V., 13.75s, 2009 (Forest & Paper Products)##**     $    641         $    336,525
    Pemex Project Funding Master Trust, 9.125s, 2010 (Quasi-Government)                    241              291,610
    United Mexican States, 8.125s, 2019                                                    247              281,580
                                                                                                       ------------
                                                                                                       $    909,715
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Kappa Beheer B.V., 10.625s, 2009 (Forest & Paper Products)                        $    650         $    696,313
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)                                 80               92,200
                                                                                                       ------------
                                                                                                       $    788,513
-------------------------------------------------------------------------------------------------------------------
  Norway - 0.2%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                                  $    465         $    386,531
-------------------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Gazprom Co., 9.625s, 2013 (Utilities - Gas)##                                     $    560         $    617,400
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                        $    815         $    892,425
    Flextronics International Ltd., 6.5s, 2013 (Electronics)##                           1,280            1,232,000
                                                                                                       ------------
                                                                                                       $  2,124,425
-------------------------------------------------------------------------------------------------------------------
  Sweden
    Stena AB, 9.625s, 2012 (Transportation - Services)                                $    100         $    109,875
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Colt Telecom Group PLC, 12s, 2006 (Telecommunications - Wireline)                 $  1,000         $  1,010,000
    Energis PLC, 9.75s, 2009 (Telecomunications - Wireline)**                              235                4,700
    Global Tele Systems Ltd., 10.875s, 2008 (Telecomunications -
      Wireline)**                                                                           50                    5
    Premier International Foods PLC, 12s, 2009 (Food & Non Alcoholic
      Beverage Products)                                                                   710              795,200
    Telewest Communications PLC 0s to 2004, 9.25s to 2009 (Broadcast &
      Cable TV)**                                                                          760              231,800
    Telewest Communications PLC 0s to 2005, 11.375s to 2010 (Broadcast &
      Cable TV)**                                                                           40               11,700
    United Biscuits Finance PLC, 10.625s, 2011 (Food & Non Alcohlic
      Beverage Products)                                                             EUR   125              163,911
                                                                                                       ------------
                                                                                                       $  2,217,316
-------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                    $ 22,428,188
-------------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $228,421,157)                                                            $235,833,529
-------------------------------------------------------------------------------------------------------------------
Stocks - 0.3%
-------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2% Apparel & Manufacturers
    Sind Holdings, Inc.*                                                                   539         $     35,035
-------------------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Hayes Lemmerz International, Inc.*                                                   8,619         $     99,549
    Oxford Automotive, Inc.*                                                                82               18,248
                                                                                                       ------------
                                                                                                       $    117,797
-------------------------------------------------------------------------------------------------------------------
  Basic Industry
    Thermadyne Holdings Corp.*                                                             530         $      6,625
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.1%
    NTL, Inc.*                                                                           4,144         $    141,393
    Sirius Satellite Radio, Inc.*                                                       43,684               73,826
                                                                                                       ------------
                                                                                                       $    215,219
-------------------------------------------------------------------------------------------------------------------
  Chemicals
    Sterling Chemicals, Inc.*                                                              407         $      6,105
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools
    IKS Corp.*                                                                             555         $        749
-------------------------------------------------------------------------------------------------------------------
  Metals & Mining
    Metals Management, Inc.*                                                               503         $      8,938
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    XO Communications, Inc.*                                                               126         $        914
-------------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom, Inc.*                                                                 12,406         $     36,598
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $    427,980
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands
    Completel Europe N.V. (Telecommunications - Wireline)*                               1,235         $     18,453
    Versatel Telecom International N.V. (Telecommunications - Wireline)*           EUR   1,752                2,277
                                                                                                       ------------
                                                                                                       $     20,730
-------------------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Song Networks Holdings AB (Utilities - Telephone)*                             SEK  25,602         $    120,082
-------------------------------------------------------------------------------------------------------------------
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications - Wireline)*                            26         $        107
    Jazztel PLC (Telecommunications - Wireline)*                                   EUR 113,499               33,944
                                                                                                       ------------
                                                                                                       $     34,051
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $    174,863
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,686,129)                                                             $    602,843
-------------------------------------------------------------------------------------------------------------------
Convertible Bond - 0.2%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.2% Wireless Communications - 0.2%
    Nextel Communications, Inc., 5.25s, 2010                                          $    550         $    517,000
-------------------------------------------------------------------------------------------------------------------
  United Kingdom
    Jazztel PLC, 12s, 2012 (Telecommunications - Wireline)                            $     23         $     11,016
-------------------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $558,383)                                                     $    528,016
-------------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.4%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.1%
    Primedia, Inc., 8.625s                                                               1,995             $181,545
    Primedia, Inc., 10s                                                                  1,500              147,000
                                                                                                       ------------
                                                                                                       $    328,545
-------------------------------------------------------------------------------------------------------------------
  Automotive
    Hayes Lemmerz International, Inc., 8s                                                   28         $      2,156
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.3%
    CSC Holdings, Inc., 11.125s                                                          7,034         $    720,985
    NTL, Inc., 10.5s                                                                         6                   18
                                                                                                       ------------
                                                                                                       $    721,003
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    Completel Europe N.V.*                                                           EUR    12         $     24,155
    Global Crossings Holdings Ltd., 10.5s#                                               1,210                  605
                                                                                                       ------------
                                                                                                       $     24,760
-------------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    Song Networks Holding AB*                                                            2,772         $      3,814
-------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,121,465)                                                   $  1,080,278
-------------------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------------------
    GT Group Telecom, Inc. (Telephone Services)*                                           550                 $206
    Loral Orion Network Systems, Inc. (Business Services)*                                 100                   28
    Loral Orion Network Systems, Inc. (Business Services)*                                 200                   47
    Ono Finance PLC (Broadcast & Cable TV)*                                                525                    5
    Ono Finance PLC (Broadcast & Cable TV)*                                                140                    2
    Pliant Corp. (Containers)##*                                                           110                   55
    Sterling Chemicals, Inc. (Chemicals)*                                                  662                    7
    Thermadyne Holdings Corp. (Basic Industry)*                                          1,345                  902
    XM Satellite Radio, Inc. (Broadcast & Cable TV)*                                       175                  962
    XO Communications, Inc. (Telecommunications - Wireline)*                               253                  658
    XO Communications, Inc. (Telecommunications - Wireline)*                               189                  302
    XO Communications, Inc. (Telecommunications - Wireline)*                               189                  104
-------------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $190,892)                                                             $      3,278
-------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.9%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                                                      $  4,647         $  4,647,000
    Edison Asset Securitization LLC, due 7/01/03                                         3,641            3,641,000
    Federal National Mortgage Assn., due 7/01/03                                         3,792            3,792,000
    General Electric Capital Corp., due 7/01/03                                          6,015            6,015,000
-------------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                        $ 18,095,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $251,073,026)                                                      $256,142,944
Other Assets, Less Liabilities - 2.2%                                                                     5,817,354
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $261,960,298
-------------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
** Non-income producing security in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
        EUR = Euro
        SEK = Swedish Kroner

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $251,073,026)            $256,142,944
  Cash                                                                      454
  Receivable for forward foreign currency exchange contracts             22,357
  Receivable for investments sold                                       417,301
  Receivable for series shares sold                                   3,006,625
  Interest and dividends receivable                                   4,661,728
  Other assets                                                              197
                                                                   ------------
      Total assets                                                 $264,251,606
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  2,140,672
  Payable for series shares reacquired                                  118,961
  Payable to affiliates -
    Management fee                                                       15,963
    Reimbursement fee                                                     3,193
    Distribution fee                                                        599
  Accrued expenses and other liabilities                                 11,920
                                                                   ------------
      Total liabilities                                            $  2,291,308
                                                                   ------------
Net assets                                                         $261,960,298
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $268,955,832
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      5,092,293
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (18,998,901)
  Accumulated undistributed net investment income                     6,911,074
                                                                   ------------
      Total                                                        $261,960,298
                                                                   ------------
Shares of beneficial interest outstanding                           28,287,701
                                                                    ----------
Initial Class:
  Net asset value per share
    (net assets of $232,427,793 / 25,084,481 shares of
    beneficial interest outstanding)                                  $9.27
                                                                      -----
Service Class:
  Net asset value per share
    (net assets of $29,532,505 / 3,203,220 shares of
    beneficial interest outstanding)                                  $9.22
                                                                      -----

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 7,869,033
    Dividends                                                            59,530
                                                                    -----------
      Total investment income                                       $ 7,928,563
                                                                    -----------
  Expenses -
    Management fee                                                  $   713,553
    Trustees' compensation                                                2,532
    Shareholder servicing agent fee                                      32,686
    Distribution fee (Service Class)                                     28,251
    Administrative fee                                                   16,277
    Custodian fee                                                        46,802
    Printing                                                             10,962
    Postage                                                                  12
    Auditing fees                                                        20,850
    Legal fees                                                            3,809
    Miscellaneous                                                         4,496
                                                                    -----------
      Total expenses                                                $   880,230
    Fees paid indirectly                                                 (1,985)
    Reimbursement of expenses to investment adviser                       6,271
                                                                    -----------
      Net expenses                                                  $   884,516
                                                                    -----------
        Net investment income                                       $ 7,044,047
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   103,153
    Foreign currency transactions                                      (135,276)
                                                                    -----------
      Net realized loss on investment and foreign currency
        transactions                                                $   (32,123)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $11,136,892
    Translation of assets and liabilities in foreign
      currencies                                                         49,648
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $11,186,540
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $11,154,417
                                                                    -----------
          Increase in net assets from operations                    $18,198,464
                                                                    -----------

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS ENDED                 YEAR ENDED
                                                                           JUNE 30, 2003          DECEMBER 31, 2002
                                                                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                     $  7,044,047               $  8,749,778
  Net realized loss on investments and foreign currency transactions             (32,123)                (9,451,738)
  Net unrealized gain on investments and foreign currency translation         11,186,540                  4,212,037
                                                                            ------------               ------------
    Increase in net assets from operations                                  $ 18,198,464               $  3,510,077
                                                                            ------------               ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                $ (8,010,102)              $ (6,860,943)
  From net investment income (Service Class)                                  (1,037,982)                  (464,318)
                                                                            ------------               ------------
      Total distributions declared to shareholders                          $ (9,048,084)              $ (7,325,261)
                                                                            ------------               ------------
Net increase in net assets from series share transactions                   $114,908,106               $ 54,020,372
                                                                            ------------               ------------
      Total increase in net assets                                          $124,058,486               $ 50,205,188
Net assets:
  At beginning of period                                                     137,901,812                 87,696,624
                                                                            ------------               ------------
  At end of period (including accumulated undistributed net investment
    income of $6,911,074 and $8,915,111, respectively)                      $261,960,298               $137,901,812
                                                                            ------------               ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned
(or lost) on an investment in the series (assuming reinvestment of all distributions).
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                         SIX MONTHS ENDED          -----------------------------------------------------------
                                            JUNE 30, 2003             2002          2001         2000         1999        1998
                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 8.81           $ 9.22        $ 9.84       $11.49       $11.53      $12.34
                                                   ------           ------        ------       ------       ------      ------
Income from investment operations#(S)(S) -
  Net investment income(S)                         $ 0.33           $ 0.73        $ 0.90       $ 1.05       $ 1.03      $ 1.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 0.52            (0.50)        (0.68)       (1.75)       (0.28)      (1.02)
                                                   ------           ------        ------       ------       ------      ------
  Total from investment operations                 $ 0.85           $ 0.23        $ 0.22       $(0.70)      $ 0.75      $ 0.02
                                                   ------           ------        ------       ------       ------      ------
Less distributions declared to shareholders -
  From net investment income                       $(0.39)          $(0.64)       $(0.84)      $(0.95)      $(0.79)     $(0.62)
  From net realized gain on investments and
    foreign currency transactions                    --               --            --           --           --         (0.21)
  In excess of net realized gain on
    investments
    and foreign currency transactions                --               --            --           --           --         (0.00)+++
                                                   ------           ------        ------       ------       ------      ------
  Total distributions declared to shareholders     $(0.39)          $(0.64)       $(0.84)      $(0.95)      $(0.79)     $(0.83)
                                                   ------           ------        ------       ------       ------      ------
Net asset value - end of period                    $ 9.27           $ 8.81        $ 9.22       $ 9.84       $11.49      $11.53
                                                   ------           ------        ------       ------       ------      ------
Total return                                         9.68%++          2.56%         2.07%       (6.67)%       6.44%      (0.18)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.91%+           0.90%         0.91%        0.95%        1.01%       1.03%
  Net investment income(S)(S)                        7.48%+           8.32%         9.53%        9.79%        8.95%       8.67%
Portfolio turnover                                     34%              68%           64%          70%          76%        146%
Net assets at end of period (000 Omitted)        $232,428         $120,711       $84,515      $62,113      $58,596     $42,890

   (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)               $ 0.33           $ 0.73        $ 0.89       $ 1.05       $ 1.03      $ 1.05
         Ratios (to average net assets):
           Expenses##                                0.90%+           0.88%         1.01%        0.99%        0.97%       0.96%
           Net investment income(S)(S)               7.49%+           8.34%         9.43%        9.75%        8.99%       8.74%
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001, was to increase net investment income per share and decrease the net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED             ----------------------------             PERIOD ENDED
                                             JUNE 30, 2003               2002                  2001       DECEMBER 31, 2000*
                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.77             $ 9.20                $ 9.86                   $10.56
                                                    ------             ------                ------                   ------
Income from investment operations#(S)(S) -
  Net investment income(S)                          $ 0.32             $ 0.70                $ 0.71                   $ 0.80
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.52              (0.49)                (0.54)                   (1.50)
                                                    ------             ------                ------                   ------
  Total from investment operations                  $ 0.84             $ 0.21                $ 0.17                   $(0.70)
                                                    ------             ------                ------                   ------
Less distributions declared to shareholders
  from net investment income                        $(0.39)            $(0.64)               $(0.83)                  $ --
                                                    ------             ------                ------                   ------
Net asset value - end of period                     $ 9.22             $ 8.77                $ 9.20                   $ 9.86
                                                    ------             ------                ------                   ------
Total return                                          9.50%++            2.33%                 1.62%                   (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.16%+             1.15%                 1.11%                    1.15%+
  Net investment income(S)(S)                         7.23%+             8.16%                 8.97%                   10.50%+
Portfolio turnover                                      34%                68%                   64%                      70%
Net assets at end of period (000 Omitted)          $29,533            $17,190                $3,182                       $0+++

   (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May
       1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $ 0.32              $ 0.70                $ 0.70                   $ 0.82
         Ratios (to average net assets):
           Expenses##                               1.15%+              1.13%                 1.21%                    1.19%+
           Net investment income(S)(S)              7.24%+              8.18%                 8.87%                   10.46%+
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share.
       The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003 there were 34 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high- yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Forward contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                            DECEMBER 31, 2002  DECEMBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income        $7,325,261         $5,874,526

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed ordinary income          $  9,045,194
       Capital loss carryforward               (17,873,188)
       Unrealized depreciation                  (6,286,520)
       Other temporary differences              (1,031,400)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

       EXPIRATION DATE
       ---------------------------------------------------
       December 31, 2006                      $   (267,151)
       December 31, 2007                          (943,276)
       December 31, 2008                        (1,153,169)
       December 31, 2009                        (6,621,074)
       December 31, 2010                        (8,888,518)
                                              ------------
          Total                               $(17,873,188)
                                              ------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $120,561.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

       First $2 billion                            0.0175%
       Next $2.5 billion                           0.0130%
       Next $2.5 billion                           0.0005%
       In excess of $7 billion                     0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $162,498,064 and $58,421,839, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $249,884,548
                                                                 ------------
Gross unrealized appreciation                                    $ 13,305,887
Gross unrealized depreciation                                      (7,047,491)
                                                                 ------------
    Net unrealized appreciation                                  $  6,258,396
                                                                 ------------

(5) Shares of Beneficial Interest

Initial Class shares
                                                SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       16,550,493      $150,652,510      11,374,245      $100,109,613
Shares issued to shareholders in
  reinvestment of distributions                      883,142         8,010,100         777,003         6,860,934
Shares reacquired                                 (6,049,171)      (55,012,995)     (7,616,124)      (67,059,795)
                                                  ----------      ------------      ----------      ------------
    Net increase                                  11,384,464      $103,649,615       4,535,124      $ 39,910,752
                                                  ----------      ------------      ----------      ------------

Service Class shares
                                                SIX MONTHS ENDED JUNE 30, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        1,186,040      $ 10,733,175       1,586,007      $ 13,862,060
Shares issued to shareholders in
  reinvestment of distributions                      114,948         1,037,975          52,762           464,306
Shares reacquired                                    (57,482)         (512,659)        (24,822)         (216,746)
                                                  ----------      ------------      ----------      ------------
    Net increase                                   1,243,506      $ 11,258,491       1,613,947      $ 14,109,620
                                                  ----------      ------------      ----------      ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003 was $815. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                             CONTRACTS TO                              CONTRACTS       NET UNREALIZED
             SETTLEMENT DATE     CURRENCY         DELIVER      IN EXCHANGE FOR          AT VALUE         APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Sales                8/04/03          EUR         893,396           $1,048,897        $1,026,540              $22,357
                                                                    ----------        ----------              -------

At June 30, 2003, the series had sufficient cash and/or securities to cover any commitments under this contract.

(8) Change in Accounting Principle
As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $77,485 reduction in cost of securities and a corresponding $77,485 decrease in net unrealized depreciation, based on securities held by the fund on January 1, 2001.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VHI-SEM  8/03 23.4M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) BOND SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2002)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
William J. Adams+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 7.99% and Service class shares provided a total return of 7.88%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 5.23% over the same period of the series' benchmark, the Lehman Brothers Government/ Credit Index (the Lehman Index). The Lehman Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt.

MARKET ENVIRONMENT
Throughout the period, the bond market was influenced by falling interest rates in the United States and Europe, near record-low mortgage rates, a weak U.S. dollar, and speculation about potential interest rate cuts by the Federal Reserve. During the period, investors showed renewed interest in corporate bonds of all quality levels, including investment-grade corporate bonds. In our view, that interest was sparked by historically low yields offered by U.S. Treasury securities, improvement in overall credit quality for many corporate issuers, and improving investor confidence. Additionally, many market participants considered the premium over Treasury securities offered by investment-grade bonds attractive, especially as the U.S. economy looked to be stabilizing. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

CONTRIBUTORS TO PERFORMANCE
In our view, three main factors drive fixed-income returns: interest rates, sector allocation, and individual security selection. Our normal strategy is to be neutral on interest rates and to try to add value through sector allocation and security selection, those areas where we believe we have the most control. Our aim is to overweight sectors that our analysts believe will perform best and avoid issuers that may face credit pressure. We strive to find bonds with improving credit profiles and those that may be upgraded to a higher credit rating, as credit upgrades often cause the price of corporate bonds to appreciate.

The period saw corporate bonds post some of their best returns on record, and we had an overweight position in this sector relative to the series' benchmark, which boosted our overall relative performance. In particular, the series benefited from large positions in bonds issued by telecommunications companies such as Verizon Communications and Sprint in the U.S., and TELUS Corp. of Canada.

We also owned a sizable stake in electric utility bonds, which suffered late last year from industry-wide liquidity concerns but rebounded this year as companies began addressing balance-sheet issues. Holdings in the utility sector, such as PSEG Power, benefited greatly from improved conditions in the utilities sector following scandals that harmed the sector in 2002.

DETRACTORS FROM PERFORMANCE
Our auto industry holdings hurt performance over the period. The auto sector has been weak, and we think the market began to worry during the period that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits. The sector recovered some lost ground as the corporate market improved, but it remains one of the more challenging sectors in the market.

    Respectfully,

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

William J. Adams, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the bond portfolios of our mutual funds, variable annuities and offshore investment products.

Bill joined MFS in 1997. He was named Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001.

He has an M.B.A. from Indiana University and an undergraduate degree from LaSalle University. He holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $37.1 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS
                                                                  6 Months         1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                             +7.99%        +15.83%       +36.04%       +41.70%       +70.04%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                          --           +15.83%       +10.80%       + 7.22%       + 7.15%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                  6 Months         1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                             +7.88%        +15.51%       +35.50%       +41.01%       +69.20%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                          --           +15.51%       +10.66%       + 7.11%       + 7.08%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                                  6 Months         1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#                            +5.23%        +13.15%       +10.82%       + 7.84%       + 7.73%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 24, 1995, through June 30, 2003.
    Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Bonds - 98.9%
---------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)               VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. Bonds - 81.0%
  Advertising & Broadcasting - 1.5%
    Chancellor Media Corp., 8s, 2008                                                  $     100           $   116,250
    Clear Channel Communications, Inc., 7.65s, 2010                                          64                77,018
    Clear Channel Communications, Inc., 4.4s, 2011                                          134               134,436
    Echostar DBS Corp., 9.125s, 2009                                                        130               145,275
    Granite Broadcasting Corp., 10.375s, 2005                                                90                89,775
                                                                                                          -----------
                                                                                                          $   562,754
---------------------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    BAE Systems Holdings, Inc., 6.4s, 2011##                                          $     142           $   158,881
---------------------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019                       $      87           $    84,372
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                               3                 2,522
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                             166               164,044
    Delta Air Lines, Inc., 7.379s, 2010                                                      86                88,006
                                                                                                          -----------
                                                                                                          $   338,944
---------------------------------------------------------------------------------------------------------------------
  Alcoholic Beverages - 0.3%
    Anheuser Busch Cos., Inc., 6.5s, 2043                                             $     110           $   129,069
---------------------------------------------------------------------------------------------------------------------
  Automotive - 4.6%
    DaimlerChrysler NA Holdings, 4.05s, 2008                                          $     105           $   103,983
    DaimlerChrysler NA Holdings, 7.2s, 2009                                                  83                93,455
    Dana Corp., 9s, 2011                                                                     65                70,362
    Dura Operating Corp., 8.625s, 2012                                                       50                51,250
    Ford Motor Co., 6.625s, 2028                                                             84                69,897
    Ford Motor Credit Co., 6.875s, 2006                                                     275               291,665
    Ford Motor Credit Co., 7.875s, 2010                                                     114               122,163
    General Motors Acceptance Corp., 5.36s, 2004                                            180               185,082
    General Motors Acceptance Corp., 6.75s, 2006                                            126               133,767
    General Motors Acceptance Corp., 7.25s, 2011                                             81                83,114
    General Motors Acceptance Corp., 8.375s, 2033                                           350               344,750
    Lear Corp., 7.96s, 2005                                                                  80                85,200
    TRW, Inc., 9.375s, 2013##                                                                80                86,800
                                                                                                          -----------
                                                                                                          $ 1,721,488
---------------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank of America Corp., 7.4s, 2011                                                 $     108           $   132,690
    Bank of America Corp., 4.875s, 2012                                                      95               100,260
    Citigroup, Inc., 7.25s, 2010                                                             85               102,987
    Credit Suisse First Boston, Inc., 6.5s, 2012                                            230               263,938
    KFW International Finance, Inc., 9.4s, 2004                                             105               112,766
    Popular North America, Inc., 4.25s, 2008                                                158               163,998
    Wachovia Corp., 6.605s, 2025                                                            164               185,545
                                                                                                          -----------
                                                                                                          $ 1,062,184
---------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.1%
    Comcast Cable Communications Corp., 5.85s, 2010                                   $      82           $    90,224
    Cox Communications, Inc., 7.75s, 2010                                                   252               308,248
    CSC Holdings Inc., 7.875s, 2007                                                         101               103,272
    CSC Holdings Inc., 7.625s, 2011                                                         112               113,120
    TCI Communications Financing III, 9.65s, 2027                                           363               431,970
    Tele Communications, Inc., 9.8s, 2012                                                    72                95,377
                                                                                                          -----------
                                                                                                          $ 1,142,211
---------------------------------------------------------------------------------------------------------------------
  Brokerage - 1.4%
    Goldman Sachs Group, Inc., 5.5s, 2014                                             $      88           $    95,542
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                             214               255,550
    Morgan Stanley Dean Witter Corp., 6.1s, 2006                                             94               103,484
    Morgan Stanley Dean Witter Corp., 6.6s, 2012                                             60                70,011
                                                                                                          -----------
                                                                                                          $   524,587
---------------------------------------------------------------------------------------------------------------------
  Building - 1.5%
    American Standard, Inc., 7.375s, 2008                                             $     135           $   149,175
    Building Materials Corp., 8s, 2008                                                      110               101,750
    CRH America Inc., 6.95s, 2012                                                            71                82,846
    Masco Corp., 5.875s, 2012                                                               129               143,258
    Nortek, Inc., 9.25s, 2007                                                                75                77,250
                                                                                                          -----------
                                                                                                          $   554,279
---------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Dow Chemical Co., 5s, 2007                                                        $      83           $    88,482
    Dow Chemical Co., 5.75s, 2008                                                           170               186,486
                                                                                                          -----------
                                                                                                          $   274,968
---------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Capital Corp., 8.7s, 2007                                        $      40           $    48,031
    Tyco International Group S.A., 5.8s, 2006                                               101               104,282
    Tyco International Group S.A., 6.75s, 2011                                               87                92,220
                                                                                                          -----------
                                                                                                          $   244,533
---------------------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.6%
    Cendant Corp., 6.875s, 2006                                                       $     108           $   120,803
    Cendant Corp., 6.25s, 2010                                                              102               113,433
                                                                                                          -----------
                                                                                                          $   234,236
---------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Avery Dennison Corp., 4.875s, 2013                                                $      42           $    44,006
    Kindercare Learning Centers, Inc., 9.5s, 2009                                            25                25,187
    Newell Rubbermaid Inc., 4.625s, 2009                                                     71                75,232
                                                                                                          -----------
                                                                                                          $   144,425
---------------------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Huntsman Packaging Corp., 13s, 2010                                               $      15           $    14,100
    Pliant Corp., 13s, 2010                                                                  45                42,300
                                                                                                          -----------
                                                                                                          $    56,400
---------------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 8.8%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                             $      90           $    91,241
    Capital One Auto Finance Trust, 2.47s, 2010                                             250               250,946
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030                                  90               103,593
    Citibank Credit Card Issuance Trust, 6.65s, 2008                                         50                55,027
    Commercial Mortgage Acceptance Corp., 1.202s, 2008 (Interest Only)                    1,853                88,257
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                        88                79,551
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                                       140               158,435
    Commercial Mortgage Acceptance Corp., 7.03s, 2031                                       150               177,888
    Commercial Mortgage Pass-Through Certificate, 0.93s, 2018 (Interest Only)             2,637                80,440
    Commercial Mortgage Pass-Through Certificate, 5.645s, 2032                               70                65,128
    CPS Auto Trust, 3.52s, 2009##                                                           100               102,031
    Criimi Mae Commercial Mortgage Trust, 7s, 2033##                                         92               104,186
    Drivetime Auto Owner Trust, 2.52s, 2008                                                 140               140,000
    Falcon Franchise Loan LLC, 3.88s, 2023 (Interest Only)                                  450                87,509
    First Union Lehman Brothers Bank of America, 6.56s, 2035                                116               133,165
    First Union Lehman Brothers Commercial, 7s, 2014                                         65                62,645
    Fortress CBO Investments I, Ltd., 1.68s, 2038                                           250               250,391
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                                     60                53,762
    Ikon Receivables LLC, 3.27s, 2011                                                        95                97,197
    LB Commercial Conduit Mortgage Trust, 1.182s, 2028 (Interest Only)                    1,282                48,220
    LB Commercial Conduit Mortgage Trust, 6.78s, 2031                                       105               122,903
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                             145               152,322
    Morgan Stanley Capital I, Inc., 0.847s, 2030 (Interest Only)##                        2,733                85,014
    Morgan Stanley Capital I, Inc., 6.01s, 2030                                              60                64,720
    Morgan Stanley Capital I, Inc., 6.48s, 2030                                              88               101,412
    Morgan Stanley Capital I, Inc., 7.702s, 2039                                            160               157,448
    Morgan Stanley Dean Witter Capital, 5.72s, 2032                                         124               139,389
    Mortgage Capital Funding Inc., 1.092s, 2031 (Interest Only)                           1,607                56,314
    Residential Asset Mortgage Products, Inc., 3.49s, 2029                                   70                71,687
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                     90                99,164
                                                                                                          -----------
                                                                                                          $ 3,279,985
---------------------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.2%
    Litton Industries Inc., 8s, 2009                                                  $     165           $   203,221
    Raytheon Co., 8.2s, 2006                                                                 83                95,762
    Raytheon Co., 8.3s, 2010                                                                122               149,880
                                                                                                          -----------
                                                                                                          $   448,863
---------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.7%
    Chesapeake Energy Corp., 8.125s, 2011##                                           $      85           $    91,587
    Devon Financing Corp. ULC, 7.875s, 2031                                                  77                97,775
    Forest Oil Corp., 8s, 2008                                                              105               112,350
    Ocean Energy Inc., 7.625s, 2005                                                          78                86,713
    Ocean Energy Inc., 7.25s, 2011                                                          159               189,672
    Pioneer Natural Resources Co., 9.625s, 2010                                              35                43,396
                                                                                                          -----------
                                                                                                          $   621,493
---------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.3%
    Occidental Petroleum Corp., 7.65s, 2006                                           $      92           $   103,952
---------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    AOL Time Warner, Inc., 7.7s, 2032                                                 $      26           $    30,281
    News America Holdings, Inc., 7.75s, 2024                                                137               158,746
    News America Holdings, Inc., 8.5s, 2025                                                 112               139,840
    News America Holdings, Inc., 6.55s, 2033##                                               44                46,803
    Time Warner Entertainment Co., Inc., 10.15s, 2012                                       159               217,533
    Time Warner, Inc., 9.125s, 2013                                                          56                71,722
    Walt Disney Co., 6.75s, 2006                                                             55                61,248
                                                                                                          -----------
                                                                                                          $   726,173
---------------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Countrywide Home Loans, Inc., 5.5s, 2006                                          $     125           $   136,620
    Household Finance Corp., 6.75s, 2011                                                     46                53,423
    Household Finance Corp., 6.375s, 2012                                                    31                35,313
                                                                                                          -----------
                                                                                                          $   225,356
---------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 0.6%
    Dole Food Inc., 8.625s, 2009                                                      $      94           $    99,405
    Nabisco, Inc., 6.375s, 2005                                                              10                10,600
    Tyson Foods Inc., 8.25s, 2011                                                           103               121,954
                                                                                                          -----------
                                                                                                          $   231,959
---------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Meadwestvaco Corp., 6.85s, 2012                                                   $     106           $   122,587
    Meadwestvaco Corp., 6.8s, 2032                                                          147               160,751
                                                                                                          -----------
                                                                                                          $   283,338
---------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.0%
    Harrahs Operating Inc., 7.125s, 2007                                              $     125           $   141,392
    MGM Grand, Inc., 6.95s, 2005                                                            149               155,518
    MGM Mirage, Inc., 8.5s, 2010                                                             60                70,500
                                                                                                          -----------
                                                                                                          $   367,410
---------------------------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Timken Co., 5.75s, 2010                                                           $      99           $   104,228
---------------------------------------------------------------------------------------------------------------------
  Insurance - 0.8%
    Metlife Inc., 6.5s, 2032                                                          $     124           $   141,504
    Prudential Insurance Co., 7.65s, 2007##                                                 150               174,690
                                                                                                          -----------
                                                                                                          $   316,194
---------------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.9%
    Safeco Corp., 4.875s, 2010                                                        $      85           $    89,864
    Safeco Corp., 7.25s, 2012                                                                49                58,979
    Travelers Property Casualty Corp., 3.75s, 2008                                           65                66,689
    Willis Corroon Corp., 9s, 2009                                                           95               100,700
                                                                                                          -----------
                                                                                                          $   316,232
---------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.9%
    Ingersoll-Rand Co., 6.25s, 2006                                                   $      75           $    83,320
    Joy Global, Inc., 8.75s, 2012                                                            50                54,750
    Kennametal Inc., 7.2s, 2012                                                             119               130,238
    Terex Corp., 8.875s, 2008                                                                55                57,200
                                                                                                          -----------
                                                                                                          $   325,508
---------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 0.3%
    Wyeth Corp., 5.25s, 2013                                                          $      97           $   102,501
---------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    HCA - The Healthcare Co., 8.75s, 2010                                             $     100           $   116,487
    HCA - The Healthcare Co., 7.875s, 2011                                                  187               209,423
    Tenet Healthcare Corp., 7.375s, 2013                                                     89                85,885
                                                                                                          -----------
                                                                                                          $   411,795
---------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Codelco, Inc., 6.375s, 2012##                                                     $     100           $   110,135
    Phelps Dodge Corp., 8.75s, 2011                                                          21                24,690
                                                                                                          -----------
                                                                                                          $   134,825
---------------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.1%
    Kern River Funding Corp., 4.893s, 2018##                                          $     100           $   103,386
    Kinder Morgan Energy Partners, 7.4s, 2031                                               125               151,004
    Kinder Morgan Energy Partners, 7.75s, 2032                                              125               157,615
                                                                                                          -----------
                                                                                                          $   412,005
---------------------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Dresser, Inc., 9.375s, 2011                                                       $      85           $    87,550
---------------------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Valero Energy Corp., 7.5s, 2032                                                   $     116           $   131,496
    XTO Energy, Inc., 6.25s, 2013##                                                         141               149,812
                                                                                                          -----------
                                                                                                          $   281,308
---------------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 10s, 2009                                       $     130           $   138,125
    USA Waste Services Inc., 7s, 2004                                                       178               199,112
    WMX Technologies, Inc., 7.1s, 2026                                                      109               124,660
                                                                                                          -----------
                                                                                                          $   461,897
---------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Belo Ah Corp., 7.75s, 2027                                                        $     135           $   161,474
    Houghton Mifflin Co., 9.875s, 2013##                                                     10                10,850
                                                                                                          -----------
                                                                                                          $   172,324
---------------------------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Union Pacific Corp., 6.34s, 2003                                                  $      68           $    69,182
    Union Pacific Corp., 6.39s, 2004                                                        127               134,320
    Union Pacific Corp., 5.75s, 2007                                                         30                33,303
                                                                                                          -----------
                                                                                                          $   236,805
---------------------------------------------------------------------------------------------------------------------
  Real Estate - 2.1%
    EOP Operating Ltd., 6.625s, 2005                                                  $     146           $   156,179
    EOP Operating Ltd., 8.375s, 2006                                                        102               116,950
    EOP Operating Ltd., 6.8s, 2009                                                           88               101,278
    Simon Property Group LP, 6.375s, 2007                                                   135               150,617
    Simon Property Group LP, 6.35s, 2012                                                     88                97,506
    Vornado Reality Trust, 5.625s, 2007                                                     135               144,852
                                                                                                          -----------
                                                                                                          $   767,382
---------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    YUM! Brands Inc., 8.875s, 2011                                                    $     143           $   169,455
---------------------------------------------------------------------------------------------------------------------
  Stores - 1.0%
    Dollar General Corp., 8.625s, 2010                                                $      50           $    55,313
    Gap, Inc., 10.55s, 2008                                                                 120               145,800
    JC Penney Corp., Inc., 8s, 2010                                                          73                76,467
    Sears Roebuck Acceptance Corp., 7s, 2032                                                 87                97,314
                                                                                                          -----------
                                                                                                          $   374,894
---------------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Kroger Co., 7.8s, 2007                                                            $     103           $   119,281
---------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.8%
    Citizens Communications Co., 8.5s, 2006                                           $     220           $   255,158
    Citizens Communications Co., 7.625s, 2008                                                72                85,521
    Sprint Capital Corp., 6.125s, 2008                                                       39                42,328
    Sprint Capital Corp., 6.875s, 2028                                                      250               250,809
    Telecom de Puerto Rico, Inc., 6.65s, 2006                                                45                49,778
    Telecom de Puerto Rico, Inc., 6.8s, 2009                                                 39                44,465
    Verizon Global Funding Corp., 7.75s, 2030                                               237               301,155
                                                                                                          -----------
                                                                                                          $ 1,029,214
---------------------------------------------------------------------------------------------------------------------
  Tobacco - 0.6%
    R J Reynolds Tobacco Holdings Inc., 7.25s, 2012                                   $     122           $   120,467
    UST, Inc., 6.625s, 2012                                                                  76                88,000
                                                                                                          -----------
                                                                                                          $   208,467
---------------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.4%
    Federal Express Corp., 9.65s, 2012                                                $     110           $   150,083
---------------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 12.2%
    Federal Home Loan Mortgage Corp., 5.5s, 2006                                      $     209           $   231,287
    Federal National Mortgage Association, 7.125s, 2005                                     320               349,956
    Federal National Mortgage Association, 6s, 2008                                         442               510,411
    Federal National Mortgage Association, 6.125s, 2012                                     235               277,146
    Federal National Mortgage Association, 6s, 2016                                         189               197,361
    Federal National Mortgage Association, 5.5s, 2017                                       282               292,816
    Federal National Mortgage Association, 6s, 2017                                         442               461,100
    Federal National Mortgage Association, 7.5s, 2030                                       163               172,994
    Federal National Mortgage Association, 7.5s, 2031                                       172               182,917
    Federal National Mortgage Association, 6.5s, 2032                                       692               721,576
    Federal National Mortgage Association TBA, 4.5s, 2018                                   360               367,200
    Federal National Mortgage Association TBA, 6s, 2031                                     140               145,469
    Federal National Mortgage Association TBA, 5.5s, 2032                                   408               421,643
    Government National Mortgage Association, 6.5s, 2028                                    182               191,435
                                                                                                          -----------
                                                                                                          $ 4,523,311
---------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.5%
    U.S. Treasury Bonds, 9.875s, 2015                                                 $     175           $   278,100
    U.S. Treasury Bonds, 5.375s, 2031                                                       245               275,883
    U.S. Treasury Notes, 3.375s, 2007                                                       341               374,563
    U.S. Treasury Notes, 5.5s, 2008                                                         125               142,427
    U.S. Treasury Notes, 6.5s, 2010                                                         600               727,898
    U.S. Treasury Notes, 3s, 2012                                                           163               179,134
    U.S. Treasury Notes, 3.625s, 2013                                                       412               415,218
                                                                                                          -----------
                                                                                                          $ 2,393,223
---------------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    DTE Energy Co., 7.05s, 2011                                                       $      69           $    80,699
    Gulf States Utilities Co., 8.25s, 2004                                                   68                71,240
                                                                                                          -----------
                                                                                                          $   151,939
---------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 7.9%
    Beaver Valley Funding Corp. II, 9s, 2017                                          $     168           $   201,388
    Centerpoint Energy Corp., 8.125s, 2005                                                  119               128,898
    Centerpoint Energy Corp., 7.875s, 2013##                                                 59                67,864
    Exelon Generation Co. LLC, 6.95s, 2011                                                  191               221,564
    GGIB Funding Corp., 7.43s, 2011                                                          79                82,470
    Midamerican Energy Holdings, 5.875s, 2012                                               126               138,187
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                                    314               329,198
    Niagara Mohawk Power Corp., 5.375s, 2004                                                 76                78,424
    Nisource Finance Corp., 7.5s, 2003                                                       65                66,218
    Nisource Finance Corp., 7.875s, 2010                                                    158               186,551
    Northeast Utilities, 8.58s, 2006                                                         74                85,033
    Oncor Electric Delivery Co., 7s, 2022                                                   125               139,413
    Progress Energy Inc., 7.1s, 2011                                                        129               150,067
    Progress Energy Inc., 7s, 2031                                                          133               146,777
    PSEG Power LLC, 7.75s, 2007##                                                            73                77,197
    PSEG Power LLC, 7.75s, 2011                                                              88               105,001
    PSEG Power LLC, 8.625s, 2031                                                             79               101,843
    Toledo Edison Co., 7.875s, 2004                                                         286               304,050
    TXU Corp., 6.375s, 2006                                                                 184               195,730
    Waterford 3 Funding Corp., 8.09s, 2017                                                  104               113,752
                                                                                                          -----------
                                                                                                          $ 2,919,625
---------------------------------------------------------------------------------------------------------------------
  Wireless Communication - 1.1%
    AT&T Wireless Services, Inc., 7.35s, 2006                                         $     118           $   132,413
    AT&T Wireless Services, Inc., 8.75s, 2031                                               100               123,606
    Nextel Communications, Inc., 9.375s, 2009                                                85                91,269
    Verizon Wireless Capital LLC, 5.375s, 2006                                               64                70,294
                                                                                                          -----------
                                                                                                          $   417,582
---------------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                          $30,025,116
---------------------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.0%
  Australia - 0.5%
    Burn Phillip Capital Property Ltd., 9.75s, 2012 (Food & Non-Alcoholic
      Beverages)##                                                                    $     120           $   117,000
    WMC Finance USA Corp., 5.125s, 2013                                                      71                73,300
                                                                                                          -----------
                                                                                                          $   190,300
---------------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    Republic of Bulgaria, 8.25s, 2015##                                               $      63           $    74,340
---------------------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Abitibi Consolidated Inc., 6.95s, 2008 (Forest & Paper Products)                  $      89           $    93,671
    Abitibi Consolidated Inc., 7.875s, 2009 (Forest & Paper Products)                        60                66,600
    Abitibi Consolidated Inc., 8.85s, 2030 (Forest & Paper Products)                         99               105,191
    Anderson Exploration Ltd., 6.75s, 2011 (Energy - Independent)                            53                61,366
    Rogers Cable Inc., 7.875s, 2012 (Broadcast & Cable T.V.)                                113               123,170
    Rogers Cable Inc., 6.25s, 2013 (Broadcast & Cable T.V.)##                                51                50,873
    TELUS Corp., 8s, 2011 (Telecom - Wireline)                                              301               347,655
                                                                                                          -----------
                                                                                                          $   848,526
---------------------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Kingdom of Denmark, 6s, 2009                                                    DKK     538           $    95,328
---------------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                                  $      69           $    65,550
    Dominican Republic, 9.04s, 2013##                                                        69                62,445
                                                                                                          -----------
                                                                                                          $   127,995
---------------------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Republic of Finland, 5.375s, 2013                                               EUR  73               $    94,389
---------------------------------------------------------------------------------------------------------------------
  France - 2.8%
    Crown Cork & Seal, 9.5s, 2011 (Containers)##                                      $     105           $   113,400
    France Telecom, 9.25s, 2011 (Telecom - Wireline)                                         74                93,134
    France Telecom S.A., 10s, 2031 (Telecom - Wireline)                                      86               119,001
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks & Credit Cos.)##                               311               375,658
    Socgen Real Estate LLC, 7.64s, 2049 (Banks & Credit Cos.)##                             306               354,575
                                                                                                          -----------
                                                                                                          $ 1,055,768
---------------------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Deutsche Telekom International, 8.5s, 2010 (Telecom - Wireline)                      $  137         $     168,288
---------------------------------------------------------------------------------------------------------------------
  Ireland - 0.2%
    Republic of Ireland, 5s, 2013                                                   EUR      74         $      92,949
---------------------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks & Credit Cos.)##             $     186           $   239,182
---------------------------------------------------------------------------------------------------------------------
  Malaysia - 0.6%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                              $     200           $   237,247
---------------------------------------------------------------------------------------------------------------------
  Mexico - 2.0%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                                $     123           $   141,450
    Corporacion Andina de Fomento, 6.875s, 2012 (SupraNational)                             113               128,644
    Pemex Fin Ltd., 9.69s, 2009 (Energy - Integrated)                                        71                85,635
    United Mexican States, 11.375s, 2016                                                     91               132,405
    United Mexican States, 11.5s, 2026                                                      168               251,496
                                                                                                          -----------
                                                                                                          $   739,630
---------------------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##                         $     250           $   250,217
---------------------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.375s, 2029                                                  $      90           $   103,950
---------------------------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Gazprom OAO Corp., 9.625s, 2013 (Utilities - Gas)##                               $     100           $   110,250
    Mobile Telesystems, 10.95s, 2004 (Wireless Communications)                               40                42,400
    Mobile Telesystems, 9.75s, 2008 (Wireless Communications)##                              76                82,650
    OAO Siberian Oil Co., 10.75s, 2009 (Energy - Integrated)                                 78                91,845
                                                                                                          -----------
                                                                                                          $   327,145
---------------------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##                   $      87           $   103,276
---------------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                                 $      89           $   101,507
---------------------------------------------------------------------------------------------------------------------
  Spain - 0.4%
    Telefonica Europe Bv, 8.25s, 2030 (Telecom - Wireline)                            $     127           $   166,174
---------------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Abbey National Capital, 8.963s, 2049 (Banks & Credit Cos.)                        $      86           $   123,386
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                                  219               280,598
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising & Broadcasting)                  89                99,680
    British Sky Broadcasting Group, 8.2s, 2009 (Advertising & Broadcasting)                 153               181,305
    Orange PLC, 9s, 2009 (Wireless Communications)                                          216               236,848
                                                                                                          -----------
                                                                                                          $   921,817
---------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                       $ 5,938,028
---------------------------------------------------------------------------------------------------------------------
Municipal Bonds - 1.9%
  United States - 1.9%
    Baltimore Maryland Project Revenue, 5.125s, 2042                                  $      90           $    94,214
    Metropolitan Pier & Exposition Illinois, 5s, 2028                                       200               207,696
    Metropolitan Transport Authority New York Rev., 5s, 2030                                185               192,916
    Metropolitan Transport Authority New York Service Contract, 5.5s, 2013                  175               204,853
---------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                     $   699,679
---------------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $34,147,114)                                                                $36,662,823
---------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
---------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at Amortized Cost                      $1,031           $ 1,031,000
---------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $35,178,114)                                                          $37,693,823

Other Assets, Less Liabilities - (1.7)%                                                                      (641,731)
---------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                       $37,052,092
---------------------------------------------------------------------------------------------------------------------

## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S.
Dollar. A list of abbreviations is shown below.

            DKK = Danish Kroner
            EUR = Euro

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $35,178,114)              $37,693,823
  Receivable for investments sold                                       463,447
  Receivable for series shares sold                                     111,628
  Receivable from investment adviser                                      1,004
  Interest receivable                                                   505,507
  Other assets                                                               25
                                                                    -----------
      Total assets                                                  $38,775,434
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    22,130
  Payable for investments purchased                                     745,208
  Payable for TBA purchase commitments                                  927,424
  Payable for series shares reacquired                                   26,276
  Payable to affiliates -
    Management fee                                                        1,825
    Reimbursement fee                                                       452
    Distribution fee (Service Class)                                         27
                                                                    -----------
      Total liabilities                                             $ 1,723,342
                                                                    -----------
Net assets                                                          $37,052,092
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $34,112,176
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,516,127
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (477,809)
  Accumulated undistributed net investment income                       901,598
                                                                    -----------
      Total                                                         $37,052,092
                                                                    -----------
Shares of beneficial interest outstanding                            3,078,785
                                                                     ---------
Initial Class shares:
  Net asset value per share
    (net assets of $35,736,901 / 2,969,347 shares of
    beneficial interest outstanding)                                   $12.04
                                                                       ------
Service Class shares:
  Net asset value per share
    (net assets of $1,315,191 / 109,438 shares of beneficial
    interest outstanding)                                              $12.02
                                                                       ------

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $1,053,678
                                                                     ----------
  Expenses -
    Management fee                                                   $  105,646
    Trustees' compensation                                                  634
    Shareholder servicing agent fee                                       6,162
    Distribution fee (Service Class)                                        922
    Administrative fee                                                    3,081
    Auditing fees                                                        21,270
    Custodian fee                                                        11,303
    Printing                                                              5,358
    Legal fees                                                            5,353
    Postage                                                                  12
    Miscellaneous                                                         2,972
                                                                     ----------
      Total expenses                                                 $  162,713
    Fees paid indirectly                                                   (362)
    Reduction of expenses by investment adviser                         (29,375)
                                                                     ----------
      Net expenses                                                   $  132,976
                                                                     ----------
        Net investment income                                        $  920,702
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  758,337
    Foreign currency transactions                                       (23,892)
                                                                     ----------
      Net realized gain on investments                               $  734,445
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $1,074,609
    Translation of assets and liabilities in foreign currencies          12,850
                                                                     ----------
      Net unrealized gain on investments                             $1,087,459
                                                                     ----------
      Net realized and unrealized gain on investments                $1,821,904
                                                                     ----------
          Increase in net assets from operations                     $2,742,606
                                                                     ----------

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED                YEAR ENDED
                                                                          JUNE 30, 2003         DECEMBER 31, 2002
                                                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                    $   920,702                $ 1,917,891
  Net realized gain (loss) on investments and foreign
    currency transactions                                                      734,445                   (591,146)
  Net unrealized gain on investments and foreign
    currency translation                                                     1,087,459                  1,483,763
                                                                           -----------                -----------
    Increase in net assets from operations                                 $ 2,742,606                $ 2,810,508
                                                                           -----------                -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                               $(2,005,027)               $(1,851,909)
  From net investment income (Service Class)                                   (44,052)                       (12)
                                                                           -----------                -----------
      Total distribution declared to shareholders                          $(2,049,079)               $(1,851,921)
                                                                           -----------                -----------
Net increase in net assets from series share transactions                  $ 2,184,482                $ 2,127,843
                                                                           -----------                -----------
        Total increase in net assets                                       $ 2,878,009                $ 3,086,430
Net assets:
  At beginning of period                                                    34,174,083                 31,087,653
                                                                           -----------                -----------
  At end of period (including accumulated undistributed net investment
    income of $901,598 and $2,029,975, respectively)                       $37,052,092                $34,174,083
                                                                           -----------                -----------

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
The financial table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions).
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                           SIX MONTHS ENDED        -------------------------------------------------------------
                                              JUNE 30, 2003           2002         2001         2000         1999           1998
                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.82         $11.52       $11.32       $10.93       $11.38         $11.08
                                                     ------         ------       ------       ------       ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.31         $ 0.67       $ 0.72       $ 0.76       $ 0.70         $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.61           0.30         0.22         0.20        (0.87)          0.09
                                                     ------         ------       ------       ------       ------         ------
      Total from investment operations               $ 0.92         $ 0.97       $ 0.94       $ 0.96       $(0.17)        $ 0.73
                                                     ------         ------       ------       ------       ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.70)        $(0.67)      $(0.74)      $(0.57)      $(0.26)        $(0.29)
  From net realized gain on investments and
    foreign currency transactions                      --             --           --           --          (0.02)         (0.14)
  In excess of net realized gain on investments
    and foreign currency transactions                  --             --           --           --          (0.00)+++       --
                                                     ------         ------       ------       ------       ------         ------
      Total distributions declared to
        shareholders                                 $(0.70)        $(0.67)      $(0.74)      $(0.57)      $(0.28)        $(0.43)
                                                     ------         ------       ------       ------       ------         ------
Net asset value - end of period                      $12.04         $11.82       $11.52       $11.32       $10.93         $11.38
                                                     ------         ------       ------       ------       ------         ------
Total return                                           7.99%++        8.92%        8.71%        9.21%       (1.56)%         6.79%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           0.75%+         0.75%        0.75%        0.84%        1.01%          1.02%
  Net investment income(S)(S)                          5.24%+         5.92%        6.34%        6.95%        6.26%          5.76%
Portfolio turnover                                       46%           132%         281%         303%         283%           244%
Net assets at end of period (000 Omitted)           $35,737        $33,755      $31,087      $26,207      $24,291        $12,165

  (S)  Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                       $ 0.30          $ 0.65        $ 0.69      $ 0.74      $ 0.69        $ 0.61
         Ratios (to average net assets):
           Expenses##                                  0.92%+          0.92%         0.99%       0.99%       1.06%         1.23%
           Net investment income                       5.07%+          5.75%         6.10%       6.80%       6.21%         5.55%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED              ---------------------------             PERIOD ENDED
                                             JUNE 30, 2003               2002                  2001       DECEMBER 31, 2000*
                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $11.81             $11.50                $11.29                   $10.43
                                                      ----               ----                  ----                     ----
Income from investment operations#(S)(S) -
  Net investment income(S)                          $ 0.28             $ 0.53                $ 0.73                   $ 0.49
  Net realized and unrealized gain on
    investments and foreign currency                  0.63               0.43**                0.21                     0.37**
                                                      ----               ----                  ----                     ----
    Total from investment operations                $ 0.91             $ 0.96                $ 0.94                   $ 0.86
                                                      ----               ----                  ----                     ----
                                                                                                                      $
Less distributions declared to shareholders
  from net investment income                        $(0.70)            $(0.65)               $(0.73)                    --
                                                      ----               ----                  ----                     ----
Net asset value - end of period                     $12.02             $11.81                $11.50                   $11.29
                                                      ----               ----                  ----                     ----
Total return                                          7.88%++            8.81%                 8.68%                    8.92%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                          1.00%+             1.00%                 0.95%                    0.95%+
  Net investment income(S)(S)                         4.88%+             5.17%                 6.23%                    6.83%+
Portfolio turnover                                      46%               132%                  281%                     303%
Net assets at end of period (000 Omitted)           $1,315               $419                    $0***                    $0***

  (S)  Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                    $ 0.27              $ 0.51                $ 0.68                   $ 0.48
         Ratios (to average net assets):
           Expenses##                               1.17%+              1.17%                 1.19%                    1.10%+
           Net investment income                    4.71%+              5.00%                 5.99%                    6.68%+
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    ** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   *** Service Class net assets were less than $500.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 25 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series, may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulation. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                       DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $1,851,921             $1,747,650
                                               ---------              ---------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                    $ 2,059,821
          Undistributed long-term capital gain                   --
          Capital loss carryforward                         (1,122,507)
          Unrealized appreciation                            1,338,921
          Other temporary differences                          (29,847)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008, ($472,007) and December 31, 2010 ($650,500).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 60% of the series average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2003, aggregate unreimbursed expenses amounted to $334,309.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

          First $2 billion                         0.0175%
          Next $2.5 billion                        0.0130%
          Next $2.5 billion                        0.0005%
          In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                            $ 6,567,414    $7,205,932
                                                      -----------    ----------
Investments (non-U.S. government securities)          $11,382,129    $9,024,694
                                                      -----------    ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $35,318,961
                                                                   -----------
Gross unrealized appreciation                                      $ 2,508,479
Gross unrealized depreciation                                         (133,617)
                                                                   -----------
    Net unrealized appreciation                                    $ 2,374,862
                                                                   -----------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                           SIX MONTHS ENDED JUNE 30, 2003    YEAR ENDED DECEMBER 31, 2002
                                           ------------------------------   -----------------------------
                                                  SHARES           AMOUNT        SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                      414,043      $ 4,959,518       906,181      $ 10,261,062
Shares issued to shareholders in
  reinvestment of distributions                  172,253        2,005,025       168,970         1,851,905
Shares reacquired                               (473,632)      (5,665,347)     (917,283)      (10,384,991)
                                                --------      -----------      --------      ------------
    Net increase                                 112,664      $ 1,299,196       157,868      $  1,727,976
                                                --------      -----------      --------      ------------

Service Class shares
                                           SIX MONTHS ENDED JUNE 30, 2003    YEAR ENDED DECEMBER 31, 2002
                                             ----------------------------   -----------------------------
                                                  SHARES           AMOUNT        SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                       91,348      $ 1,093,796        37,158      $    419,693
Shares issued to shareholders in
  reinvestment of distributions                    3,787           44,038           --              --
Shares reacquired                                (21,143)        (252,548)       (1,731)          (19,826)
                                                --------      -----------      --------      ------------
    Net increase                                  73,992      $   885,286        35,427      $    399,867
                                                --------      -----------      --------      ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year six months ended June 30, 2003, was $126. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                      VFB-SEM  8/03  4.5M

[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) UTILITIES SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor






OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2002)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy+                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Contract Owners,
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 21.07% and Service Class shares 20.96%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 17.55% over the same period for the series" benchmark, the Standard & Poor's Utilities Index (the S&P Index), which measures the performance of the utility sector.

MARKET ENVIRONMENT
Over the six-month period, we witnessed a dramatic recovery from what we would term a near-panic in the utilities sector. In mid-2002, in the wake of the Enron scandal, utilities became the poster children for what was wrong with American business. Credit rating agencies seemed to take a dim view of any company with energy trading or merchant generation exposure and viewed most utilities as having too much debt on their balance sheets. This initiated a downward spiral in the middle of last year that decimated both stocks and bonds of many utilities. In our view, the rating agencies and investors largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

At the beginning of the six-month period, the panic had started to subside. In late 2002, utilities had begun to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps those securities had become undervalued. The result was strong performance over the period, as beaten-down utility securities recovered from the turmoil of mid-2002.

In the telecommunications area, however, performance was weaker. Earnings of regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, continued to be hampered by the slow economy and by competition. Long distance firms, on the other hand, were pressured by increasing competition from RBOCs. The wireless business, in our view, continued to be overcrowded, which created intense price competition throughout the industry.

CONTRIBUTORS TO PERFORMANCE
In terms of industries, the top contributor to performance, relative to the S&P Index, was electric power generators. Spanish electric utility Iberdrola, one of the series" better-performing holdings, benefited from new management that delivered on earnings expectations.

Convertible preferred bonds of electric power generator AES Corp. also contributed strongly to performance. The firm's credit outlook, and thus its bond prices, strengthened over the period as the company improved its cash flow and negotiated more favorable terms on its debt. The series also benefited from not having positions in several utilities in the S&P Index that underperformed over the period, including Duke Energy, Southern Co., and Consolidated Edison.

Performance was also helped by holdings in the natural gas distribution and pipeline industries. Kinder Morgan was a strong contributor in this area. In the wireless communications area, our holdings in U.S. cellular operators AT&T Wireless and Sprint PCS, and in Mexican cellular firm America Movil, appreciated strongly over the period. And in the cable and satellite television industry, the series" holdings in Comcast and EchoStar Communications helped relative performance.

DETRACTORS FROM PERFORMANCE
Several of the biggest detractors from relative performance were strong-performing electric generation and natural gas companies that we didn't own or in which we were underweighted, relative to the S&P Index. In several cases, we did not own these securities because we felt they were relatively risky positions. For example, AES stock, in which we were relatively underweighted, performed very well; as mentioned earlier, we had chosen to concentrate on the company's convertible preferred bonds, which we felt entailed less risk. At natural gas company Williams Cos., Inc., management succeeded in turning around a failing firm. While we owned Williams Cos. bonds through the period, we did not own the firm's stock until late in the period and, therefore, missed most of the stock's appreciation. Natural gas firm Dynegy was another successful turnaround in which we did not participate and whose stock we did not own at period-end.

In the telecommunications area, several RBOCs detracted from relative performance, including Verizon, SBC Communications, and BellSouth.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business
Administration of Dartmouth College, she holds the Chartered Financial Analyst
(CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $281.5 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

INITIAL CLASS

                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return               +21.07%          +16.89%          -26.92%           +5.05%         +145.02%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return               --           +16.89%          - 9.92%           +0.99%         + 11.14%
-----------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return               +20.96%          +16.68%          -27.38%           +4.44%         +143.58%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return               --           +16.68%          -10.11%           +0.87%         + 11.06%
-----------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                     6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's Utilities Index#    +17.55%          - 4.19%          - 7.51%           -2.55%         +  6.00%
-----------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.
  * For the period from the commencement of the series" investment operations, January 3, 1995, through June 30, 2003.
    Index information is from January 1, 1995.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2003

Stocks - 83.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 61.7%
  Broadcast & Cable TV - 2.4%
    Comcast Corp., "A"*                                                 16,899            510,012
    Comcast Corp., Special "A"*                                         85,100       $  2,453,433
    Cox Communications, Inc.*                                           73,200          2,335,080
    EchoStar Communications Corp.*                                      44,980          1,557,207
                                                                                     ------------
                                                                                     $  6,855,732
-------------------------------------------------------------------------------------------------
  Energy - Independent - 0.9%
    Devon Energy Corp.                                                   4,800       $    256,320
    Forest Oil Corp.*                                                   51,000          1,281,120
    Premcor, Inc.*                                                      48,600          1,047,330
                                                                                     ------------
                                                                                     $  2,584,770
-------------------------------------------------------------------------------------------------
  Energy - Integrated - 1.1%
    ConocoPhillips, Inc.                                                56,700       $  3,107,160
-------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    AOL Time Warner, Inc.*                                             281,650       $  4,531,749
    Viacom, Inc., "B"*                                                  64,420          2,812,577
                                                                                     ------------
                                                                                     $  7,344,326
-------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 5.5%
    El Paso Corp.                                                       64,000       $    517,120
    Enbridge Energy Management LLC*                                      1,682             76,733
    Kinder Morgan, Inc.                                                146,996          8,033,331
    Kinder Morgan Management LLC                                       122,490          4,588,475
    Questar Corp.                                                       40,570          1,357,878
    Williams Cos., Inc.                                                102,600            810,540
                                                                                     ------------
                                                                                     $ 15,384,077
-------------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    GlobalSantaFe Corp.                                                 67,900       $  1,584,786
    Grant Pride Co., Inc.*                                              38,900            457,075
    Halliburton Co.                                                     57,000          1,311,000
    Noble Corp.*                                                        70,900          2,431,870
    Transocean Sedco Forex, Inc.*                                      115,900          2,546,323
                                                                                     ------------
                                                                                     $  8,331,054
-------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    New York Times Co.                                                  52,900       $  2,406,950
    Tribune Co.                                                          7,700            371,910
                                                                                     ------------
                                                                                     $  2,778,860
-------------------------------------------------------------------------------------------------
  Telecommunications - 10.4%
    BellSouth Corp.                                                    128,310       $  3,416,895
    CenturyTel, Inc.                                                    75,400          2,627,690
    Cincinnati Bell, Inc.*                                             194,900          1,305,830
    Citizens Communications Co.*                                       248,700          3,205,743
    SBC Communications, Inc.                                           292,100          7,463,155
    Verizon Communications, Inc.                                       287,252         11,332,092
    Winstar Communications, Inc.*                                       78,550                157
                                                                                     ------------
                                                                                     $ 29,351,562
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 3.3%
    AT&T Wireless Services, Inc.*                                      485,341       $  3,984,650
    NII Holdings, Inc.*                                                 31,900          1,220,813
    Sprint Corp. (PCS Group)*                                          726,900          4,179,675
                                                                                     ------------
                                                                                     $  9,385,138
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 22.6%
    AES Corp.*                                                         538,400       $  3,418,840
    Constellation Energy Group, Inc.                                   181,050          6,210,015
    Dominion Resources, Inc.                                            72,410          4,653,791
    Edison International*                                               32,300            530,689
    Energy East Corp.                                                   94,640          1,964,726
    Entergy Corp.                                                       81,860          4,320,571
    Exelon Corp.                                                       209,300         12,518,233
    FirstEnergy Corp.                                                   48,610          1,869,055
    Pepco Holdings, Inc.                                                87,100          1,668,836
    PG&E Corp.*                                                        365,490          7,730,113
    Pinnacle West Capital Corp.                                         38,640          1,447,068
    PPL Corp.                                                          113,050          4,861,150
    Reliant Resources, Inc.*                                           861,500          5,280,995
    TXU Corp.                                                          286,660          6,435,517
    Weststar Energy, Inc.                                               34,000            551,820
                                                                                     ------------
                                                                                     $ 63,461,419
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.9%
    AGL Resources, Inc.                                                163,700       $  4,164,528
    Energen Corp.                                                       38,200          1,272,060
    Equitable Resources, Inc.                                          316,290         12,885,655
    Keyspan Corp.                                                        6,700            237,515
    MDU Resources Group, Inc.                                           94,960          3,180,210
    Southern Union Co.*                                                194,300          3,291,442
                                                                                     ------------
                                                                                     $ 25,031,410
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $173,615,508
-------------------------------------------------------------------------------------------------
Foreign Stocks - 21.6%
  Brazil
    Brasil Telecom Participacoes, ADR
      (Telecommunications)                                               3,300       $    123,585
-------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Talisman Energy, Inc. (Oils)                                        42,300       $  1,918,827
-------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Empresa Nacional de Electricidad, ADR
      (Utilities - Electric)*                                          158,900       $  1,431,689
-------------------------------------------------------------------------------------------------
  China - 0.3%
    China Telecom Corp., Ltd. (Telecommunications)*                  3,660,000       $    840,122
-------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    TDC A/S (Telecommunications - Wireless)                             24,700       $    739,807
-------------------------------------------------------------------------------------------------
  Finland
    Fortum Oyj (Energy - Independent)                                   16,100       $    129,263
-------------------------------------------------------------------------------------------------
  France - 2.8%
    France Telecom S.A. (Telecommunications - Wireline)*               212,600       $  5,223,443
    Orange S.A. (Telecommunications - Wireless)                         30,000            266,743
    Suez S.A. (Water)                                                    7,100            113,191
    Veolia Environnement (Utilities - Electric)                        100,493          2,069,099
    Vivendi Universal (Engineering - Construction)                       6,800            123,974
                                                                                     ------------
                                                                                     $  7,796,450
-------------------------------------------------------------------------------------------------
  Germany - 1.2%
    VEBA AG (Oil & Gas)                                                 63,800       $  3,285,490
-------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Cosmote S.A. (Telecommunications)                                  134,500       $  1,438,791
-------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                                  $
                                                                        43,900            755,080
-------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Snam Rete Gas S.p.A. (Gas)*                                        402,250       $  1,582,394
-------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Japan Telecom Holdings (Telecommunications)                             46       $    140,086
    Tokyo Gas Co., Ltd. (Gas)                                           37,000            106,504
                                                                                     ------------
                                                                                     $    246,590
-------------------------------------------------------------------------------------------------
  Mexico - 3.4%
    America Movil S.A. de C.V., ADR (Telecommunications)               275,700       $  5,169,375
    Telefonos de Mexico S.A., ADR (Telecommunications)                 139,390          4,379,634
                                                                                     ------------
                                                                                     $  9,549,009
-------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V. "Preferred"
      (Telecommunications - Wireline)*                                      19       $     38,246
    Completel Europe N.V. (Telecommunications -
      Wireline)*                                                         1,943             29,032
                                                                                     ------------
                                                                                     $     67,278
-------------------------------------------------------------------------------------------------
  Singapore - 1.5%
    MobileOne Asia Ltd. (Telecommunications - Wireless)              2,823,000       $  2,148,414
    Singapore Telecommunications Ltd.
      (Telecommunications)                                           2,556,000          2,191,998
                                                                                     ------------
                                                                                     $  4,340,412
-------------------------------------------------------------------------------------------------
  South Korea - 2.0%
    KT Corp. (Telecommunications)                                      144,430       $  2,846,715
    SK Telecom Co., Ltd. (Wireless Communications)                       8,220          1,403,834
    SK Telecom Co., Ltd., ADR (Wireless Communications)                 69,800          1,316,428
                                                                                     ------------
                                                                                     $  5,566,977
-------------------------------------------------------------------------------------------------
  Spain - 3.9%
    Enagas S.A. (Gas)                                                  454,800       $  3,897,347
    Endesa S.A., ADR (Utilities - Electric)                            220,600          3,699,605
    Iberdrola S.A. (Utilities - Electric)                               22,500            390,280
    Red Electrica De Espana (Electric)                                 180,500          2,366,870
    Telefonica S.A. (Telecommunications)                                54,400            632,619
                                                                                     ------------
                                                                                     $ 10,986,721
-------------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    National Grid Group PLC (Telecommunications)                       782,626       $  5,316,709
    Vodafone Group PLC (Telecommunications)*                         2,442,976          4,785,026
                                                                                     ------------
                                                                                     $ 10,101,735
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 60,900,220
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $213,921,705)                                         $234,515,728
-------------------------------------------------------------------------------------------------

Bonds - 7.4%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
U.S. Bonds - 6.8%
  Aerospace
    Northrop Grumman Corp., 7.75s, 2031                         $          114       $    146,235
-------------------------------------------------------------------------------------------------
  Automotive
    Daimler Chrysler AG, 7.45s, 2097                            $           69       $     69,837
-------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Credit Suisse First Boston USA, 6.5s, 2012                  $          124       $    142,297
    Midamerican Funding LLC, 6.927s, 2029                                  240            273,397
                                                                                     ------------
                                                                                     $    415,694
-------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.1%
    Continental Cablevision, Inc., 9.5s, 2013                   $           89       $    102,446
    CSC Holdings, Inc., 8.125s, 2009                                        75             77,437
                                                                                     ------------
                                                                                     $    179,883
-------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                       $          100       $    110,500
-------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.5%
    Falcon Auto Dealership LLC, 3.404s, 2023##                  $          721       $    105,894
    PSE&G Transition Funding LLC, 5.74s, 2007                              286            297,489
    PSE&G Transition Funding LLC, 5.98s, 2008                              170            187,202
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                   358            396,656
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                       420            427,041
                                                                                     ------------
                                                                                     $  1,414,282
-------------------------------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Devon Financing Corp., ULC, 6.875s, 2011                    $          223       $    261,587
-------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Time Warner Entertainment Co. LP, 8.875s, 2012              $          328       $    427,955
-------------------------------------------------------------------------------------------------
  Financial Institutions
    Countrywide Home Loans, Inc., 6.85s, 2004                   $          138       $    145,151
-------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    MeadWestvaco Corp., 6.8s, 2032                              $          148       $    161,844
-------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.1%
    HCA Healthcare Co., 7.125s, 2006                            $          202       $    219,601
-------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.6%
    Kern River Funding Corp., 4.893s, 2018##                    $          228       $    235,720
    Kinder Morgan Energy Partners, 7.3s, 2033                              142            170,522
    Williams Holdings, Inc., 6.25s, 2006                                 1,395          1,367,100
                                                                                     ------------
                                                                                     $  1,773,342
-------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    WMX Technologies, Inc., 6.375s, 2003                        $          212       $    215,799
-------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Tricon Global Restaurants, Inc., 8.875s, 2011               $          194       $    229,890
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Tele Communications, Inc., 9.8s, 2012                       $          131       $    173,533
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireless
    Verizon Wireless Capital LLC, 5.375s, 2006                  $          106       $    116,424
-------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Citizens Communications Co., 8.5s, 2006                     $           46       $     53,351
    Sprint Capital Corp., 6.875s, 2028                                      77             77,249
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    30             33,185
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                     79             90,071
    Verizon New York, Inc., 6.875s, 2012                                   136            160,094
                                                                                     ------------
                                                                                     $    413,950
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.9%
    U.S. Treasury Bonds, 0s, 2023                               $          957       $    364,521
    U.S. Treasury Bonds, 5.25s, 2028                                     1,155          1,257,281
    U.S. Treasury Notes, 3s, 2007                                          207            213,517
    U.S. Treasury Notes, 3.25s, 2007                                       577            602,176
    U.S. Treasury Notes, 3.375s, 2007                                       70             76,442
                                                                                     ------------
                                                                                     $  2,513,937
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    AES Corp., 8.75s, 2013##                                    $        1,405       $  1,461,200
    AES Corp., 9s, 2015##                                                1,115          1,165,175
    Beaver Valley Funding Corp. II, 9s, 2017                               622            745,616
    DTE Energy Co., 6.45s, 2006                                            815            906,766
    Midamerican Energy Holdings Co., 5.875s, 2012                          468            513,265
    Niagara Mohawk Power Corp., 8.77s, 2018                                159            165,495
    NiSource Finance Corp., 7.875s, 2010                                 1,157          1,366,070
    Progress Energy, Inc., 7.1s, 2011                                      327            380,402
    PSE&G Energy Holdings LLC, 7.75s, 2007##                               969          1,024,717
    Reliant Resources, Inc., 9.25s, 2010                                 1,095          1,100,475
    Reliant Resources, Inc., 9.5s, 2013##                                  885            894,956
    TXU Corp., 6.375s, 2006                                                352            374,440
    TXU Eastern Funding Co., 6.75s, 2009**                                  16              1,680
                                                                                     ------------
                                                                                     $ 10,100,257
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 19,089,701
-------------------------------------------------------------------------------------------------

Foreign Bonds - 0.6%
  Canada - 0.3%
    Rogers Cable, Inc., 6.25s, 2013 (Broadcast & Cable
      TV)##                                                     $          316       $    315,210
    Telus Corp., 8s, 2011 (Telecommunications -
      Wireline)                                                            441            509,355
                                                                                     ------------
                                                                                     $    824,565
-------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 10s, 2031 (Telecommunications -
      Wireline)                                                 $          220       $    304,422
-------------------------------------------------------------------------------------------------
  Germany
    Deutsche Telekom, 8.75s, 2030 (Telecommunications)          $           60       $     76,445
-------------------------------------------------------------------------------------------------
  Malaysia
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##        $          100       $    118,624
-------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026                          $          153       $    229,041
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group, 7.3s, 2006
      (Advertising & Broadcasting)                              $          148       $    165,760
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  1,718,857
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $19,753,872)                                           $ 20,808,558
-------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 4.5%
-------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------
U.S. Stocks - 4.5%
  Insurance - 0.4%
    Unumprovident Corp., 8.25s                                          37,200       $  1,110,420
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.9%
    AES Trust III, 6.75s                                                55,280       $  1,878,967
    AES Trust VII, 6.00s                                                24,000            885,000
    TXU Corp., 8.75s                                                   160,240          5,303,944
                                                                                     ------------
                                                                                     $  8,067,911
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Keyspan Corp., 8.75s                                                29,870       $  1,581,616
    Sempra Energy, 8.5s                                                 65,190          1,788,814
                                                                                     ------------
                                                                                     $  3,370,430
-------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$11,211,693)                                                                         $ 12,548,761
-------------------------------------------------------------------------------------------------

Convertible Bonds - 1.9%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
U.S. Bonds - 1.9%
  Cable & Satellite - 1.1%
    Charter Commerce, Inc., 5.75s, 2005                         $          393       $    273,135
    EchoStar Communications Corp., 4.875s, 2007                          2,992          2,969,560
                                                                                     ------------
                                                                                     $  3,242,695
-------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.5%
    El Paso Corp., 0s, 2021                                     $        3,000       $  1,312,500
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Reliant Resources, Inc., 5s, 2010##                         $          855       $    837,900
-------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $5,053,295)                                $  5,393,095
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.0%
-------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/03                $        2,556       $  2,556,000
    Federal National Mortgage Assn., due 7/01/03                         2,662          2,662,000
    General Electric Capital Corp., due 7/01/03                          3,341          3,341,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $  8,559,000
-------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 5.2%
-------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at
      Identified Cost                                               14,510,599       $ 14,510,599
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $273,010,164)                                    $296,335,741
Other Assets, Less Liabilities - (5.3)%                                               (14,815,607)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $281,520,134
-------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------
JUNE 30, 2003
----------------------------------------------------------------------------------------
Assets:
  Investments, at value, including $14,187,767 of securities on loan
    (identified cost, $273,010,164)                                         $296,335,741
  Cash                                                                               675
  Receivable for investments sold                                              4,924,925
  Receivable for series shares sold                                            2,527,649
  Interest and dividends receivable                                              725,710
  Other assets                                                                       699
                                                                            ------------
      Total assets                                                          $304,515,399
                                                                            ------------
Liabilities:
  Payable for investments purchased                                         $  7,017,118
  Payable for series shares reacquired                                         1,388,808
  Collateral for securities loaned, at value                                  14,510,599
  Payable to affiliates -
    Management fee                                                                17,294
    Shareholder servicing agent fee                                                  806
    Distribution fee (Service Class)                                               1,383
    Administrative fee                                                               404
  Accrued expenses and other liabilities                                          58,853
                                                                            ------------
      Total liabilities                                                     $ 22,995,265
                                                                            ------------
Net assets                                                                  $281,520,134
                                                                            ------------
Net assets consist of:
  Paid-in capital                                                           $400,159,955
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                         23,322,405
  Accumulated net realized loss on investments and foreign currency
    transactions                                                            (144,730,956)
  Accumulated undistributed net investment income                              2,768,730
                                                                            ------------
      Total                                                                 $281,520,134
                                                                            ------------
Shares of beneficial interest outstanding                                    19,823,808
                                                                             ----------

Initial Class shares:
  Net asset value per share
    (net assets of $213,172,621 / 14,997,306 shares of beneficial
     interest outstanding)                                                     $14.21
                                                                               ------

Service Class shares:
  Net asset value per share
    (net assets of $68,347,513 / 4,826,502 shares of beneficial interest
     outstanding)                                                              $14.16
                                                                               ------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations (Unaudited)
----------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2003
----------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                               $  3,352,801
    Interest                                                                     730,725
    Foreign taxes withheld                                                       (78,939)
                                                                            ------------
      Total investment income                                               $  4,004,587
                                                                            ------------
  Expenses -
    Management fee                                                          $    861,885
    Trustees" compensation                                                         5,065
    Shareholder servicing agent fee                                               40,221
    Distribution fee (Service Class)                                              63,757
    Administrative fee                                                            20,111
    Custodian fee                                                                 71,434
    Printing                                                                      59,131
    Postage                                                                           46
    Auditing fees                                                                 19,241
    Legal fees                                                                       803
    Miscellaneous                                                                  3,845
                                                                            ------------
      Total expenses                                                        $  1,145,539
    Fees paid indirectly                                                          (3,417)
                                                                            ------------
      Net expenses                                                          $  1,142,122
                                                                            ------------
        Net investment income                                               $  2,862,465
                                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                 $ (2,973,569)
    Foreign currency transactions                                                 (9,092)
                                                                            ------------
      Net realized loss on investments and foreign currency transactions    $ (2,982,661)
                                                                            ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                             $ 45,510,442
    Translation of assets and liabilities in foreign currencies                   (4,982)
                                                                            ------------
      Net unrealized gain on investments and foreign currency translation   $ 45,505,460
                                                                            ------------
        Net realized and unrealized gain on investments and foreign
         currency                                                           $ 42,522,799
                                                                            ------------
          Increase in net assets from operations                            $ 45,385,264
                                                                            ------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                       JUNE 30, 2003      DECEMBER 31, 2002
                                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $   2,862,465          $   5,580,336
  Net realized loss on investments and foreign currency
    transactions                                                          (2,982,661)           (76,584,621)
  Net unrealized gain on investments and foreign
    currency translation                                                  45,505,460              2,786,148
                                                                       -------------          -------------
    Increase (decrease) in net assets from operations                  $  45,385,264          $ (68,218,137)
                                                                       -------------          -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                           $  (4,416,342)         $  (5,455,493)
  From net investment income (Service Class)                              (1,213,943)              (844,311)
                                                                       -------------          -------------
      Total distributions declared to shareholders                     $  (5,630,285)         $  (6,299,804)
                                                                       -------------          -------------
Net increase (decrease) in net assets from series share
  transactions                                                         $  28,632,369          $  (5,308,924)
                                                                       -------------          -------------
      Total increase (decrease) in net assets                          $  68,387,348          $ (79,826,865)
Net assets:
  At beginning of period                                                 213,132,786            292,959,651
                                                                       -------------          -------------

  At end of period (including accumulated undistributed
    net investment income of $2,768,730 and $5,536,550,
    respectively)                                                      $ 281,520,134          $ 213,132,786
                                                                       -------------          -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series" financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED           ---------------------------------------------------------------------
                                JUNE 30, 2003                2002             2001           2000          1999          1998
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $12.03              $15.94           $23.57         $24.16        $19.82        $17.99
                                       ------              ------           ------         ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)             $ 0.16              $ 0.31           $ 0.39         $ 0.94        $ 0.38        $ 0.46
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 2.34               (3.88)           (5.53)          0.66          5.40          2.68
                                       ------              ------           ------         ------        ------        ------
  Total from investment operations     $ 2.50              $(3.57)          $(5.14)        $ 1.60        $ 5.78        $ 3.14
                                       ------              ------           ------         ------        ------        ------

Less distributions declared to shareholders -
  From net investment income           $(0.32)             $(0.34)          $(0.69)        $(0.26)       $(0.24)       $(0.24)
  From net realized gain on
    investments and foreign
    currency transactions                --                  --              (1.76)         (1.93)        (1.20)        (1.07)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                  --              (0.04)          --            --            --
                                       ------              ------           ------         ------        ------        ------
  Total distributions declared
    to shareholders                    $(0.32)             $(0.34)          $(2.49)        $(2.19)       $(1.44)       $(1.31)
                                       ------              ------           ------         ------        ------        ------
Net asset value - end of period        $14.21              $12.03           $15.94         $23.57        $24.16        $19.82
                                       ------              ------           ------         ------        ------        ------
Total return                            21.07%++           (22.76)%         (24.20)%         7.07%        30.81%        18.06%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.94%+              0.94%            0.93%          0.90%         1.01%         1.01%
  Net investment income(S)(S)            2.56%+              2.38%            2.03%          3.95%         1.88%         2.48%
Portfolio turnover                         78%                102%             102%           111%          134%          133%
Net assets at end of period
  (000 Omitted)                      $213,173            $170,032         $260,749       $308,386      $182,969       $81,726

(S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series" operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                --                  --               --             --          $ 0.40        $ 0.47
    Ratios (to average net assets):
      Expenses##                         --                  --               --             --            0.94%         0.98%
      Net investment income              --                  --               --             --            1.95%         2.51%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED          -----------------------------------              PERIOD ENDED
                                        JUNE 30, 2003                 2002                    2001        DECEMBER 31, 2000*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $11.98               $15.90                  $23.57                    $23.19
                                               ------               ------                  ------                    ------
Income from investment operations#(S)(S) -
 Net investment income                         $ 0.14               $ 0.28                  $ 0.30                    $ 0.29
 Net realized and unrealized gain (loss)
  on investments and foreign currency            2.34                (3.87)                  (5.49)                     0.09
                                               ------               ------                  ------                    ------
    Total from investment operations           $ 2.48               $(3.59)                 $(5.19)                   $ 0.38
                                               ------               ------                  ------                    ------
Less distributions declared to shareholders -
  From net investment income                   $(0.30)              $(0.33)                 $(0.68)                   $ --
  From net realized gain on investments
    and foreign currency transactions            --                   --                     (1.76)                     --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --                   --                     (0.04)                     --
                                               ------               ------                  ------                    ------
    Total distributions declared to
      shareholders                             $(0.30)              $(0.33)                 $(2.48)                   $ --
                                               ------               ------                  ------                    ------
Net asset value - end of period                $14.16               $11.98                  $15.90                    $23.57
                                               ------               ------                  ------                    ------
Total return                                    20.96%++            (22.90)%                (24.44)%                    1.64%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     1.19%+               1.19%                   1.13%                     1.11%+
  Net investment income(S)(S)                    2.30%+               2.20%                   1.73%                     1.85%+
Portfolio turnover                                 78%                 102%                    102%                      111%
Net assets at end of period (000
Omitted)                                      $68,347              $43,101                 $32,211                    $4,127

     * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by
       0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited),

(1) Business and Organization
MFS Utilities Series is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2003, there were 108 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the series" portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series" portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the series" portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $282 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced by $3,135 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           DECEMBER 31, 2002 DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                               $6,299,804       $27,513,151
    Long-term capital gain                            --             8,003,316
                                                  ----------       -----------
Total distributions declared                      $6,299,804       $35,516,467
                                                  ----------       -----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income       $   5,629,176
              Capital loss carryforward            (137,013,680)
              Unrealized depreciation               (26,917,670)
              Other temporary differences               (92,626)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

              EXPIRATION DATE                       CARRYFORWARD
              --------------------------------------------------
              December 31, 2009                   $ (61,701,217)
              December 31, 2010                     (75,312,463)
                                                  -------------
                  Total                           $(137,013,680)
                                                  -------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $  5,239,621    $ 12,188,119
                                                   ------------    ------------
Investments (non-U.S. government securities)       $197,286,196    $161,695,325
                                                   ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $277,762,165
                                                               ------------
Gross unrealized appreciation                                  $ 27,582,606
Gross unrealized depreciation                                    (9,009,030)
                                                               ------------
    Net unrealized appreciation                                $ 18,573,576
                                                               ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003        YEAR ENDED DECEMBER 31, 2002
                                 -----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             3,428,702      $  45,215,742        4,215,872      $  55,217,620
Shares issued to shareholders
  in reinvestment of distributions        344,208          4,416,173          389,957          5,455,494
Shares reacquired                      (2,908,861)       (37,167,702)      (6,832,569)       (86,593,065)
                                       ----------        -----------       ----------        -----------
    Net increase (decrease)               864,049      $  12,464,213       (2,226,740)    $  (25,919,951)
                                       ----------        -----------       ----------        -----------

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2003        YEAR ENDED DECEMBER 31, 2002
                                 -----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,505,383      $  19,541,250        2,189,989      $  28,259,983
Shares issued to shareholders
  in reinvestment of distributions         94,913          1,213,940           60,524            844,309
Shares reacquired                        (370,972)        (4,587,034)        (679,600)        (8,493,265)
                                       ----------        -----------       ----------        -----------
    Net increase                        1,229,324      $  16,168,156        1,570,913      $  20,611,027
                                       ----------        -----------       ----------        -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2003, was $870. The series had no borrowings during the period.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                      VUF-SEM-8/03  75.4M

ITEM 2.  CODE OF ETHICS.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information requir ed to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

     [If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
     Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.][The submission of Section 906 certifications has been proposed by the SEC, but has not yet been finalized. The SEC has encouraged issuers to submit Section 906 certifications as an exhibit to Form N-CSR until the final rule has been adopted. Please see Proposed Rule: Certification of Disclosure in Certain Exchange Act Reports, Release No. 33-8212 (March 21, 2003)].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  August 15, 2003
       ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  August 15, 2003
       ---------------

By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date:  August 15, 2003
       ---------------

* Print name and title of each signing officer under his or her signature.